                                                                   EXHIBIT 10.15


                             ACQUISITION AGREEMENT
                             ---------------------
              ERICSSON CMS 8800 CELLULAR MOBILE TELEPHONE SYSTEM
              --------------------------------------------------

                               TABLE OF CONTENTS


ARTICLE 1 DEFINITIONS.................................................... 3
          -----------

ARTICLE 2 SCOPE OF AGREEMENT............................................. 6
          ------------------

ARTICLE 3 TERM OF AGREEMENT.............................................. 7
          -----------------

ARTICLE 4 PRICES......................................................... 7
          ------

ARTICLE 5 TERMS OF PAYMENT............................................... 8
          ----------------

ARTICLE 6 ORDERS AND SCHEDULING.......................................... 9
          ---------------------

ARTICLE 7 ORDER CANCELLATION............................................. 10
          ------------------

ARTICLE 8 INSTALLATION..................................................  11
          ------------

ARTICLE 9 ACCEPTANCE TESTING AND ACCEPTANCE.............................  11
          ---------------------------------

ARTICLE 10 DELAY........................................................  12
           -----

ARTICLE 11 PURCHASER'S AND SELLER'S RESPONSIBILITIES....................  14
           -----------------------------------------

ARTICLE 12 LICENSES, PERMITS AND APPROVALS..............................  15
           -------------------------------

ARTICLE 13 WARRANTIES...................................................  15
           ----------

ARTICLE 14 CONFIDENTIAL INFORMATION.....................................  18
           ------------------------

ARTICLE 15 CONTINUITY OF EXPANSION FUNCTIONALITY........................  19
           -------------------------------------

ARTICLE 16 AMENDMENTS...................................................  19
           ----------

ARTICLE 17 TITLE; RISK OF LOSS........................................... 20
           -------------------

ARTICLE 18 INSURANCE....................................................  20
           ---------

ARTICLE 19 SOFTWARE;....................................................  21
           ---------

ARTICLE 20 TAXES........................................................  22
           -----

ARTICLE 21 INDEMNIFICATION AND LIMITATION OF LIABILITY..................  22
           -------------------------------------------

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ARTICLE 22 INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT....................  23
           -----------------------------------------

ARTICLE 23 DISPUTE RESOLUTION...........................................  24
           ------------------

ARTICLE 24 TERMINATION AND DEFAULT......................................  25
           -----------------------

ARTICLE 25 ADVERTISING..................................................  27
           -----------

ARTICLE 26 LATE PAYMENTS................................................  27
           -------------

ARTICLE 27 PERSONNEL....................................................  27
           ---------

ARTICLE 28 ASSIGNMENT...................................................  27
           ----------

ARTICLE 29 NOTICES......................................................  28
           -------

ARTICLE 30 AUTHORITY AND COMPLIANCE WITH LAWS...........................  28
           ----------------------------------

ARTICLE 31 HEADINGS.....................................................  29
           --------

ARTICLE 32 GOVERNING LAW; SEVERABILITY..................................  29
           --------------

ARTICLE 33 NO WAIVER....................................................  29
           ---------

ARTICLE 34 ENTIRETY OF AGREEMENT; NO ORAL CHANGE........................  29
           -------------------------------------

ARTICLE 35 ATTACHMENTS AND INCORPORATIONS...............................  29
           ------------------------------

                                                                           #9133
                                                             Date: April 6, 1998
                                                                           Rev.J

                             ACQUISITION AGREEMENT
                             ---------------------

              ERICSSON CMS 8800 CELLULAR MOBILE TELEPHONE SYSTEM
              --------------------------------------------------


This Agreement (the "Agreement"), is made and effective as of March 11, 1998 (the "Effective Date") by and between TRITON PCS EQUIPMENT COMPANY L.L.C. a Delaware limited liability company with its principal place of business in Malvern, Pennsylvania ("PURCHASER") and ERICSSON INC., a Delaware Corporation acting through its Wireless Communications Division with its principal place of business in Richardson, Texas ("SELLER").

ARTICLE 1  DEFINITIONS
           -----------

As used herein:

(a)  Affiliate means any individual, corporation, partnership, joint venture,
     ---------
     proprietorship, or other entity, excluding AT&T, directly or indirectly owning, owned by or under common ownership with either party to the extent of more than fifty percent (50%) of the voting shares or controlling interests owned beneficially by such entity or party, as the case may be.

(b)  Cell Site generally refers to a single physical location and enclosures
     ---------
     thereof of one or more radio base stations (i.e., "cell(s)") in the System.

(c)  Cell Site Configuration means the Equipment, Software and Installation at a
     -----------------------
     Cell Site required to operate and control a particular cell at a Cell Site.

(d)  Cell Site Configuration Engineering means the engineering required, on a
     -----------------------------------
     site-specific basis, to establish the Cell Site Configuration Installation specifications, including; preparing Equipment lists, Equipment layout drawings, Equipment labels, cable ladder layout drawings, and "as-built" drawings and documentation. Cell Site Configuration Engineering also includes the design for DC power distribution for Cell Site Configurations.

(e)  Cell Site Facilities Engineering means the engineering required to design a
     --------------------------------
     specific Cell Site, including; property survey, soil report, Cell Site layout, drawings and specifications for the construction of the Cell Site, shelters, towers, generators, grounding analysis, and all other items required to make the Cell Site functional. Cell Site Facilities Engineering does not include Cell Site Configuration Engineering.

(f)  Civil Work means the labor and materials necessary in the performance of
     ----------
     demolition, construction and renovation work (e.g., roads, grading, fencing, structural improvements, etc.)

     at the MSC location and at each Cell Site to assure that each Cell Site and MSC location is ready for Installation of the Equipment.

(g)  Civil Work Supervision means the supervision of Civil Work.
     ----------------------

(h)  Confidential Matters means all information about the business and financial
     --------------------
     matters (including costs, profits and plans for future development, training materials, documentation, methods of operation and marketing concepts) and any other proprietary information relating to a party hereto or its Affiliates and their respective operations, businesses and financial affairs, that is obtained by the other party hereto as a result of the working relationship between the parties hereto with respect to the subject matter hereof, whether obtained prior to or after the date hereof; provided, however, that Confidential Matters shall not include information
     -----------------
     that (a) is or becomes generally available to the public other than as the result of wrongful disclosure by the recipient hereunder, its Affiliates or their respective representatives, or (b) was available to the recipient or its Affiliates or their respective representatives on a nonconfidential basis prior to disclosure hereunder, or (c) is independently developed by the recipient hereunder, or (d) becomes rightfully available to the recipient from a third party that is under no obligation to maintain such information as confidential, or (e) is required to be disclosed through government regulation or court order. Recipient shall have the burden of proving by a preponderance of the evidence the applicability of any of the foregoing exceptions.

(i)  Consent means the prior written approval of a party to do the act or thing
     -------
     for which the consent or approval is solicited, or the act of granting such consent or approval, as the context may require, which consent or approval shall not be unreasonably withheld, conditioned or delayed.

(j)  Documentation means the documentation for the System described in
     -------------
     Attachment E.

(k)  Equipment means equipment specified in Attachment A to this Agreement, and
     ---------
     such other cellular mobile telephone equipment as SELLER may hereafter make available to PURCHASER and which PURCHASER hereafter orders from SELLER under this Agreement. Equipment does not include subscriber equipment, which shall mean mobile telephone handsets, mounting hardware, test equipment, antennas and similar subscriber equipment.

(l)  Facilities Preparation Services means Civil Work, Civil Work Supervision,
     -------------------------------
     Ground Plan Architectural Work, Structural Architectural Work, and Utilities Work.

(m)  Ground Plan Architectural Work means the preparation of architectural
     ------------------------------
     drawings necessary to obtain zoning permits and conditional use permits.

(n)  In Revenue Service means the commercial use of the System, or a portion
     ------------------
     thereof, exclusive of operation for purposes of conducting Acceptance
     Tests.

(o)  Initial Configuration means the portion of the System which is intended by
     ---------------------
     the parties to be constructed, installed and operating as the primary phase of the System. Initial Configuration does not include expansions thereto (e.g., additional Cell Site Configurations or additional MSC
     Configurations).

(p)  Installation means the performance and supervision by SELLER of all
     ------------
     installation purchased from and performed by SELLER of Equipment and Software and as further described in Article 8 and Attachment B.

(q)  MSC means Mobile Switching Center, which generally refers to the physical
     ---
     location and enclosures thereof.

(r)  MSC Configuration means the Equipment, Software and Installation at an MSC
     -----------------
     required to operate and control the MSC Configuration as the switching function of the System.

(s)  MSC Configuration Engineering means the engineering required to establish
     -----------------------------
     the MSC Configuration Installation specifications, including; preparing Equipment lists, Equipment layout drawings, Equipment labels, cable tray layout drawings, and "as-built" drawings and documentation. MSC Configuration Engineering also includes the design for DC power distribution for MSC Configurations.

(t)  MSC Facilities Engineering means the engineering required to design a
     --------------------------
     specific MSC, including; property survey, soil report, building layout, drawings and specifications for the construction of the building, towers, generators, grounding analysis, and all other items required to make the MSC functional. MSC Facilities Engineering does not include MSC Configuration Engineering.

(u)  Network Element means components or major nodes of the system, such as cell
     ---------------
     sites or MSCs.

(v)  Notice means a writing containing the information required by this
     ------
     Agreement to be communicated to either party hereto, sent by (a) registered or certified mail, postage prepaid, (b) personal delivery, (c) confirmed air courier, or (d) by facsimile transmittal to such party at the address provided in section 29.1, or to the persons contemplated by section 29.2 of this Agreement.

(w)  Operations Support System Services ("OSS") means a combination of hardware
     ----------------------------------
     and software platforms which provide tools for operating, maintaining, analyzing and provisioning the System, as further described in Attachment I.

(x)  Order means PURCHASER's purchase order generated as detailed in Article 6,
     -----
     which is accepted by Seller, or any document that the parties mutually agree upon as the vehicle for procuring Equipment, Software and Services pursuant to this Agreement.

(y)  Professional Services means those services offered by SELLER relating to
     ----------------------
     System design, enhancement and optimization as set forth in Attachment N.

(z)  Software means all software furnished hereunder including, but not limited
     --------
     to, computer programs contained on a magnetic or optical storage medium, in a semiconductor device, or in another memory device or system memory consisting of (i) hardwired logic instructions which manipulate data in central processors, control input-output operations, and error diagnostic and recovery routines, and (ii) instruction sequences in machine-readable code that control call processing, radio infrastructure, peripheral equipment and administration and maintenance functions.

(aa) Software Enhancements means modifications or improvements made to the
     ---------------------
     Software which improve performance or capacity of the Software.

(bb) Software Features means distinct programs which constitute additional
     -----------------
     functions to the Software.

(cc) Software Updates means periodic updates to the Software issued by SELLER to
     ----------------
     correct defects in the Software.

(dd) Specifications means the specifications and performance standards of the
     --------------
     System as set forth on SELLER's Product Marketing Reference Document current at the time of the Order.

(ee) Structural Architectural Work means the preparation of all architectural
     -----------------------------
     drawings and blueprints relating to the structural specifications for the MSC and/or Cell Sites.

(ff) System means the Initial Configuration and all expansions thereto purchased
     ------
     by PURCHASER from SELLER pursuant to this Agreement, including all Equipment, Software, Installation and other services purchased from SELLER by PURCHASER hereunder relating to the System.

(gg) System Support Services means those services offered by SELLER for
     -----------------------
     maintenance of Equipment and Software pursuant to Attachment D.

(hh) Technical Education means the training courses offered by SELLER as set
     -------------------
     forth in Attachment C.

(ii) Utilities Work means the installation of electric and telephone utilities
     --------------
     at the MSC and Cell Sites.

(jj) Triton PCS Markets means those customer markets in which PURCHASER or its
     ------------------
     Affiliates provide wireless communications services.


ARTICLE 2   SCOPE OF AGREEMENT
            ------------------

2.1 Upon the terms and conditions herein set forth, PURCHASER hereby agrees to purchase from SELLER, and SELLER hereby agrees to sell, deliver, provide to PURCHASER and install in the Triton PCS Markets, the Initial Configuration of the System, including the Equipment and Software and Installation therefor, as well as Documentation, Cell Site Configuration Engineering, MSC Configuration Engineering, OSS, and the other services described herein which may be ordered by PURCHASER as part of the Initial Configuration. SELLER shall render such services provided that PURCHASER is in compliance in all material respects with its obligations and requirements under this Agreement.

2.2 The commitments of the Parties with respect to this Agreement or any Order thereunder shall be expressly conditioned upon Purchaser having obtained and maintaining in current, default-free condition an FCC license as aforesaid and financing for the Triton PCS Markets referenced in said Order.

2.3 SELLER shall, in accordance with the procedures set forth in Article 6, make available to PURCHASER Cell Site Facilities Engineering, Facilities Preparation Services, MSC Facilities Engineering, OSS, System Support Services, Professional Services, and such other services as SELLER may from time to time offer to its customers.

2.4 PURCHASER hereby engages SELLER to provide, and SELLER hereby agrees to provide, Technical Education in accordance with Attachment C and Installation for any MSC, OSS and IS-136 Technology Configurations purchased under this Agreement.

2.5 SELLER will furnish PURCHASER, at no charge, one (1) set of Documentation as set forth in Attachment E.

ARTICLE 3   TERM OF AGREEMENT
            -----------------

This Agreement shall commence on the Effective Date hereof and continue for a period of five (5) years (hereinafter, the "Term") unless terminated on an earlier date as provided herein, except as to those provisions which by their express terms survive such termination. Notwithstanding the foregoing, PURCHASER is not obligated to purchase any Equipment, Software or Services from SELLER other than the Initial Configuration.

ARTICLE 4   PRICES
            ------

4.1 The prices, fees and discount schedules, to the extent applicable, for Equipment, Software, Documentation, OSS, and, except as otherwise herein set forth, Services, are set forth on Attachment A hereto.

4.2 The prices for Equipment, Software and Services ordered by PURCHASER for expansions to the Initial Configuration shall be those set forth in Attachment A, subject to the price variation provisions contained in Attachment O. Prices for Equipment, Software, Documentation and Services not set forth in Attachments A, C, and D, if not otherwise set forth in this Agreement, shall be no greater than SELLER's list prices in effect at the time of ordering by PURCHASER.

4.3 The unit prices of the Equipment are delivered prices, with the Equipment delivered by common carrier to PURCHASER's job site. Notwithstanding the foregoing, if the Equipment is delivered to SELLER's storage facility prior to delivery to the job site, SELLER shall be responsible for any ordinary common carrier charges to deliver the Equipment from the storage facility to the job site. PURCHASER will be responsible for any additional abnormal costs for delivery by private or contract carriers (e.g., permits to close roads, helicopter, high-rise buildings requiring greater than a 60 ton crane, unpaved roads, etc).

4.4 The prices of Technical Education shall be no greater than SELLER's list prices in effect at the time of ordering by PURCHASER. SELLER's current prices are specified in Attachment C.

4.5 The prices of System Support Services shall be no greater than SELLER's list prices in effect at the time of ordering by PURCHASER. SELLER's current prices are specified in Attachment A.

4.6 The prices of Cell Site Facilities Engineering, MSC Facilities Engineering, and Cell Site Configuration Engineering (if Installation is not purchased from SELLER) shall be determined by SELLER on a quote basis.

4.7 The price for Facilities Preparation Services shall be determined in accordance with the procedure set forth in paragraph 6.4.

ARTICLE 5   TERMS OF PAYMENT
            ----------------

5.1 Except as set forth below in Article 10 below, PURCHASER shall pay for the 1998 Initial Configuration Equipment and Software, in cash or cash equivalent acceptable to SELLER, as follows:

     (a) ***** of the price due of delivered Initial Configuration Equipment and Software (excluding Installation fees).

     (b) An additional ***** of the price due of delivered Initial Configuration Equipment and Software (excluding Installation fees) *****;


     (c) The balance of the price, *****, including charges for Installation, will be due thirty (30) days after placement In Revenue Service of the Initial Configuration as provided in paragraph 9.2.

     (d)  *****

     (e) Beginning *****, PURCHASER shall pay for the Initial Configuration Equipment and Software (e.g., individual BTAs installed after January 1, 1999), in cash or cash equivalent acceptable to SELLER, as follows:


-----------------------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

               (i) ***** of the Initial Configuration Equipment and Software price upon delivery (excluding Installation fees).

               (ii) An additional ***** of the delivered Initial Configuration, Equipment and Software price due of delivered equipment will be due thirty (30) days after Acceptance as provided in paragraph 9.2.

               (iii) The balance of the price, *****, including charges for Installation, will be due thirty (30) days after the later of In Revenue Service or Acceptance.

5.2 PURCHASER shall pay the price in full for any Equipment and Software ordered for expansions to the Initial Configuration, in cash, within thirty
     (30) days after delivery and invoice therefor.

5.3 PURCHASER shall pay the price in full of Installation ordered for expansions to the Initial Configuration within thirty (30) days after Acceptance of the Equipment and Software installed and invoice therefor.

5.4 PURCHASER shall pay the price in full of each Technical Education course ordered within thirty (30) days after completion and invoice therefor.

5.5 PURCHASER shall pay for any ordered System Support Services monthly, in advance, after invoice therefor. Any ordered Professional Services shall be paid for within thirty (30) days after completion and invoice therefor, or monthly if applicable.

5.6 PURCHASER shall pay for Cell Site Facilities Engineering, MSC Facilities Engineering, and Cell Site Configuration Engineering (if Installation is not purchased from SELLER) within thirty (30) days after completion and invoice therefor.

5.7 If PURCHASER chooses Ericsson to do civil construction, the PURCHASER shall pay for any ordered Facilities Preparation Services on a site-by-site basis within thirty (30) days after completion and invoice therefor, or monthly if applicable.

ARTICLE 6   ORDERS AND SCHEDULING
            ---------------------

6.1 Attachment H sets forth all final engineering and preparatory details, and the time schedule therefor, necessary for delivery and Installation of the Initial Configuration. PURCHASER and SELLER shall be responsible for the successful completion of their respective responsibilities as set forth in Attachment F.

6.2 When PURCHASER desires to place an Order with SELLER for Equipment or Software for an expansion or improvement of the Initial Configuration, PURCHASER shall submit to


-------------------
***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     SELLER the information necessary for the furnishing by SELLER of a proposal. SELLER's proposals shall include documents corresponding to separate Attachments A, F and H for each such request. Upon acceptance of any such proposal by PURCHASER, PURCHASER and SELLER shall be responsible for the successful completion of their respective items according to the schedule therein set forth.

6.3 When PURCHASER desires to place an Order with SELLER for Professional Services or System Support Services, PURCHASER shall submit to SELLER all information in PURCHASER's possession or any information requested by SELLER necessary for the furnishing by SELLER of a proposal. SELLER shall generate a proposal including a scope of work, responsibility matrix, and schedule for each such request. Upon acceptance of any such proposal by PURCHASER, PURCHASER and SELLER shall be responsible for the successful completion of their respective items according to the schedule therein set forth.

6.4       (a)    When PURCHASER desires to place an Order for any Facilities
          Preparation Services, PURCHASER shall submit to SELLER all information in PURCHASER's possession or any information requested by SELLER necessary for the furnishing by SELLER of a proposal. SELLER shall generate a proposal for each Facilities Preparation Service to include a not to exceed (NTE) price, which bid shall include the complete purchase price of such service, including, without limitation, all costs of equipment, materials and supplies, labor, transportation and other related costs, terms of payment, and completion dates for such services. In the case of any Facilities Preparation Service performed in accordance with this paragraph 6.4(a), SELLER shall be responsible for the execution, delivery, and timely performance of such Facilities Preparation Service.

          (b) If PURCHASER rejects a proposal for Facilities Preparation Services submitted by SELLER under paragraph 6.4(a) above, PURCHASER may elect (i) to perform such services itself, (ii) to have such services performed on its behalf by a direct subcontractor of PURCHASER, or (iii) subject to SELLER's approval, which may be granted or withheld in SELLER's absolute discretion, designate a third party subcontractor as the subcontractor of SELLER.

          (c) In the case of any Facilities Preparation Services performed pursuant to clauses (i) and (ii) of paragraph 6.4(b) above, SELLER shall have no responsibility whatsoever for such services, notwithstanding that such services may have been performed in accordance with suggestions from SELLER.

          (d) In the case of any Facilities Preparation Services performed in accordance with clause (iii) of paragraph 6.4(b) above, SELLER shall be responsible for the execution, delivery, and performance of such services, but shall accept no responsibility for any delays of the third party subcontractor. SELLER shall invoice PURCHASER the amounts charged by such subcontractor plus a fee of sixteen percent (16%) of the subcontractor's price as compensation for SELLER's role as prime contractor.

6.5 Proposals submitted by SELLER pursuant to paragraph's 6.2 through 6.4, may be accepted by PURCHASER by issuance of PURCHASER's Order referencing or incorporating the proposal. Orders issued pursuant to this Agreement shall be governed by and performed in accordance with the terms and conditions of this Agreement, unless the parties mutually agree otherwise in accordance with Article 16.

ARTICLE 7   ORDER CANCELLATION
            ------------------

PURCHASER may at any time prior to delivery of the applicable Equipment or Software, cancel, in whole or in part, any Order other than (a) the Initial Configuration, (b) any Order for an MSC Configuration, or (c) any Order after Installation of ordered items has commenced, even if delivery of the entire Order has not been completed. In the event of a cancellation permitted hereunder, PURCHASER shall pay to SELLER order cancellation charges in accordance with Attachment Q.

ARTICLE 8   INSTALLATION
            ------------

8.1 As provided in Attachment F, either PURCHASER or SELLER shall install the Equipment at the sites to be selected by PURCHASER so as to be ready for Acceptance Tests with regard to the Initial Configuration in accordance with the procedures set forth in the applicable provisions of SELLER's then current installation manual(s) and the time schedule set forth in Attachment H.

8.2 As provided in Attachment F, either PURCHASER or SELLER shall install the System so as to cause no unreasonable interference with or obstruction to lands and thoroughfares or rights of way on or near which the Installation work may be performed. The party installing the Equipment shall exercise every reasonable safeguard to avoid damage to existing facilities, and if repairs or new construction are required in order to replace facilities damaged by the party installing the Equipment due to its carelessness or negligence, such repairs or new construction shall be at the party installing the Equipment's own expense.

ARTICLE 9   ACCEPTANCE TESTING AND ACCEPTANCE
            ---------------------------------

9.1 Attached as Attachment J are descriptions of acceptance testing ("Acceptance Tests") to be conducted, and deliverables related thereto (e.g., test results, inventory reports, Acceptance Certificates), regarding Installation of the Initial Configuration Equipment and Software (and, as applicable, regarding Installation of Equipment and Software added to the Initial Configuration) to demonstrate that the Equipment and Software installed by SELLER will operate materially in accordance with the Specifications. Such Acceptance Tests shall include separate procedures for testing (i) Cell Site Configuration Installation and integration, (ii) MSC Configuration Installation and integration, and (iii) System radio frequency coverage and handoff parameters.

9.2       (a)   SELLER shall notify PURCHASER as soon as it knows, but at least ten (10) days before, the date on which Acceptance Tests shall be conducted, provided that the Acceptance Tests shall be conducted on dates and times reasonably acceptable to

          PURCHASER. At the first practicable date thereafter, SELLER and PURCHASER shall each sign off on any pretest forms provided as part of the particular Acceptance Test being conducted. If PURCHASER or its nominee does not attend the Acceptance Tests, SELLER shall proceed with the tests and immediately forward the test results to PURCHASER.

          (b) If the Equipment, Software or the System, as a whole, comprising the Initial Configuration does not fulfill the requirements of the Acceptance Tests, SELLER shall, at its expense, correct the defects as soon as practicable. The Acceptance Tests (or so much of them as necessary) shall be recommenced immediately after such correction in accordance with this Article 9.

          (c) Upon the successful completion of any Acceptance Tests conducted by SELLER, SELLER shall submit to PURCHASER an Acceptance Certificate certifying (i) successful completion of the Acceptance Tests, (ii) the Equipment and Software, to that stage completed, have been installed in accordance with the requirements of this Agreement, subject to resolution of punch list items, and the RF services described in document W980025 dated January 30, 1998 in Attachment A, and (iii) that the Triton PCS Market is ready to be placed In Revenue Service. PURCHASER shall acknowledge same by signing the Acceptance Certificate prior to the System (or System segment) being placed In Revenue Service. At such time, punch list items will be identified and the Equipment, Software or Installation covered by such certificate shall be deemed "Accepted" (i.e., "Acceptance" shall have occurred). Items may be added to the punch list by PURCHASER up to fifteen (15) days after Acceptance. Defects in components arising after Acceptance that are covered by paragraph 13.1 (c) shall not be considered punch list items. Upon resolution of punch list items by SELLER, SELLER shall submit to PURCHASER, and PURCHASER shall sign, a certificate verifying that no further punch list items remain unresolved. PURCHASER may conduct a trial test of the system prior to the Acceptance Tests, provided that no revenue is collected during the test period.. In the event of any dispute as to the results of any Acceptance Tests, such dispute shall be resolved by a Third Party Engineer selected pursuant to paragraph 23.1.

          (d) Only service affecting deficiencies identified in Attachment J, in conjunction with this Article 9, shall be grounds for delay of Acceptance of the System.

          (e) PURCHASER's use of any part of the Initial Configuration Equipment In Revenue Service prior to the Acceptance Date determined in accordance with subparagraph (c) of this paragraph 9.2, shall constitute Acceptance of such part of the Equipment, and the date PURCHASER first uses any item of Equipment In Revenue Service shall be the Acceptance Date for such item of Equipment. Equipment ordered for expansions to the Initial Configuration shall, for purposes of Article 13, be deemed to be Accepted by PURCHASER at time of delivery.

9.3 Any required Acceptance Test for Professional Services or any other services purchased from SELLER shall be determined by mutual agreement of the parties hereto.

ARTICLE 10  DELAY
            -----

10.1.     (a)   If, and to the extent, due solely to the fault or negligence of
          SELLER, Installation and Acceptance of any Initial Configuration does not occur upon the schedule set forth in Attachment H, (as such period may be extended pursuant to Section 10.3 (a) and Article 16 of this Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, damages in accordance with this Section 10.1.

          (b) The parties agree that damages for delay are difficult to calculate accurately and, therefore, agree to fix as liquidated damages, and not as a penalty, an amount determined according to the table below.

                             LIQUIDATED DAMAGES
     WEEKS LATE                  PERCENTAGE
------------------------------------------------
        1                         *****
------------------------------------------------
   2 through 7                  *****% per week
------------------------------------------------
   8 through 13                 *****% per week
------------------------------------------------
  14 and beyond                 *****% per week
------------------------------------------------

          For example, if SELLER is eleven (11) weeks late in performance, SELLER will owe damages of (i) *****% per week for weeks 2 through 7 (total of *****%) and (ii) 1.0% for each of weeks 8 through 11 (an additional *****%) for aggregate liquidated damages of *****%.

          The amount of liquidated damages due and payable hereunder shall be calculated by multiplying the applicable liquidated damages percentage, for each week of delay or fraction of a week, determined in accordance with the table above, by the aggregate of the total price, on a Network Element by Network Element basis and calculated in accordance with Attachment A, of the Equipment and Software, which
                          ------------
          comprise or are to comprise an Initial Configuration and which has not completed Acceptance Testing upon the date scheduled as set forth on Attachment H as a result of such delay. Except as otherwise set forth
          ------------
          in Section 24.1, liquidated damages under this Section 10.1 shall be PURCHASER's exclusive remedy for any delay by SELLER in delivering and installing the Initial Configuration. Liquidated Damages shall accrue under this Agreement until such time as the delay period has ended, and the Liquidated Damages that may accrue hereunder shall be limited in amount to ***** of cost of the aggregate Network Element associated with, and resulting in, such delay. PURCHASER agrees that SELLER may, at its option, pay all liquidated damages owed pursuant to this
          Section 10.1 in the following manner: (i) ***** of all amounts owed may be made in cash and (ii) ***** of all amounts owed may be made by delivering additional new Equipment to

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                                       13

          PURCHASER with an aggregate purchase price equal to such *****.


10.2  Any delay caused by PURCHASER shall entitle SELLER to:

          (a) A day-to-day delay in performance of SELLER's obligations, or a longer adjustment if SELLER has reassigned Installation personnel or suspended deliveries of Equipment as a result of PURCHASER's delay; and

          (b) Payment of ***** of the price of Equipment delivered to the central storage site but which is unable to be installed due to such delay, as well as reimbursement of (i) any reasonable out-of-pocket expenses incurred by SELLER (e.g., subcontractor labor charges, extra storage or delivery charges, etc.), (ii) salaries of SELLER's Installation personnel, and (iii), if applicable, capital costs on delayed Equipment resulting solely from PURCHASER's delay or the resumption of work following such delay; provided, however, that SELLER shall use reasonable efforts to minimize such expenses by working around delays caused by PURCHASER.

10.3      (a)   Neither SELLER nor PURCHASER will be liable for nonperformance or defective or late performance of any of their obligations hereunder to the extent and for such periods of time as such nonperformance, defective performance or late performance is due to acts of God, war (declared or undeclared), unforeseeable acts (including failure to act) of any governmental authority (de jure or de facto) with the exception of zoning or permitting authorities, riots, revolutions, fire, floods, explosions, sabotage, nuclear incidents, earthquakes, storms, sinkholes, epidemics, strikes, or delays of suppliers or subcontractors if no equivalent source for such supplies or services can reasonably be obtained for the same causes.

          (b) The party claiming the benefit of excusable delay hereunder shall give Notice to the other of the circumstances creating the delay and provide a statement of the impact.

ARTICLE 11  PURCHASER'S AND SELLER'S RESPONSIBILITIES
            -----------------------------------------

11.1 Attachment F is the responsibility matrix which details those obligations for which SELLER and PURCHASER are respectively responsible. In addition, in the event of a conflict between Attachment F and this Agreement, precedence shall be given to Attachment F.


11.2 The obligations as set forth in Attachment F shall be performed in a timely fashion in accordance with the schedule set forth in Attachment H, or with respect to items inadvertently omitted from Attachment F, in a timely fashion on reasonable Notice. Any delay by either party shall be subject to Article 10 of this Agreement.

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                                       14

11.3 PURCHASER shall provide SELLER complete access to the System and agrees that SELLER may, upon reasonable advance Notice to PURCHASER at reasonable times and when necessary, interrupt operation of the System while conducting testing or correcting deficiencies.

11.4 Each party shall provide all information in its possession which is necessary to properly install the System or as otherwise required by either party to perform its obligations under this Agreement.

11.5 PURCHASER shall be responsible for all site acquisition, zoning and permitting.

11.6 PURCHASER shall be responsible for and shall provide security for safeguarding the Cell Sites and MSC(s), and storage areas for Equipment. This security shall be provided prior to the commencement of any SELLER activities at such locations.

11.7 SELLER shall be responsible for and shall provide, at its expense, storage facilities for Equipment delivered by SELLER under this Agreement until the earlier of (i) completion of SELLER's Installation activities relating to the Initial Configuration(s), or (ii) such time as PURCHASER provides storage facilities.

ARTICLE 12  LICENSES, PERMITS AND APPROVALS
            -------------------------------

12.1 Any licenses, permits or approvals required by any Federal, state, or other governing authority relating to the manufacture, importation, safety or use of the Equipment throughout the United States or any state shall be the sole responsibility of SELLER. Any licenses, permits or approvals required by any Federal, state or local governing authority relating to use of the Equipment or System in a specific locality shall be the sole responsibility of PURCHASER. Upon request, the responsible party shall furnish evidence that such licenses or permits have been obtained and are in force.

12.2 Each party shall be responsible for ensuring that it and its subcontractors are and remain eligible under local laws to perform the work under this Agreement in the various jurisdictions involved.

12.3 PURCHASER agrees to reasonably assist SELLER to obtain and maintain (i) licenses, permits or approvals for importation, re-exportation of the Equipment and Software on a duty and customs free basis and (ii) entry or work permits or visa required for personnel engaged by SELLER to perform work under this Agreement.

ARTICLE 13  WARRANTIES
            ----------

13.1  (a)   SELLER extends ***** warranty, for a period of ***** months from the date of Acceptance (the "Warranty Period"). Equipment and the Installation thereof shall materially conform with and perform the functions set forth in the Specifications and shall be free from defects in material or workmanship which

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                                       15
          impair service to subscribers, System performance, billing, administration or maintenance. If notified by PURCHASER of any such defects in material or workmanship or nonconformity with Specifications within the Warranty Period, SELLER shall, at its election and expense, repair or replace any such defective Equipment or Installation. Such repair or replacement includes material, labor and services, and shall be PURCHASER's sole remedy and SELLER's sole obligation in the event this warranty is breached. Any Equipment repaired or replaced under this Article 13.1 shall be subject to the original Warranty Period.

          (b) If PURCHASER claims a breach of warranty under this paragraph 13.1, it shall notify SELLER promptly of the claimed breach in accordance with the procedures set forth in Attachment D.

          (c) During the Warranty Period, electronic circuit board components will be repaired or replaced, with PURCHASER responsible for fault isolation (except to the extent that PURCHASER could not have reasonably been expected to isolate such fault without the assistance of SELLER), removal of defective boards and replacement from spare stock (except to the extent that such removal and replacement requires the specialized expertise of SELLER), and packing and shipping to SELLER's U.S. repair facility. PURCHASER will maintain a stock of spare board assemblies as recommended by SELLER for this purpose. In the event that PURCHASER experiences board assembly failures that materially exceed the number and frequency of such failures contemplated by the spare board assembly stock recommended by SELLER, at the request of PURCHASER, SELLER shall supply to PURCHASER additional spare board assemblies of each type so depleted, as necessary to maintain an adequate emergency replacement stock, without charge to PURCHASER, until implementation of a permanent remedy. Upon implementation of such remedy, all excess boards supplied under this paragraph shall be returned to SELLER.

          (d) Freight charges incurred in connection with SELLER's obligations under this paragraph 13.1 shall be borne by SELLER, unless the Equipment returned is not defective or otherwise not covered by SELLER's limited warranty, in which case PURCHASER shall pay for all freight charges between PURCHASER's point of origin and SELLER's U.S. repair facility.

13.2 SELLER warrants that for a period of ***** months following Acceptance (the "Software Warranty Period"), the Software, Software Updates, Software Enhancements and Software Features for all systems, including but not limited to MSC, HLR, SCP, OSS, etc. shall materially conform with and perform the functions set forth in the Specifications, and shall be free from defects in material and workmanship which impair service to subscribers. If during the Software Warranty Period, SELLER is notified that the Software is defective or fails to so perform, SELLER shall correct such defects or failure and ensure that the Software, Software Updates, Software Enhancements and Software Features conform with, and perform the functions set forth in, the Specifications. SELLER's obligation under this warranty is limited to correction of any Software, Software Update, Software Enhancement or Software Feature failures and SELLER's

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                                       16
     performance thereof shall be PURCHASER's sole remedy in the event this warranty is breached. For additional Software purchased in accordance with
     Article 6, the same Software warranty shall apply as described above except that the warranty shall only apply with respect to new functions (as specified in the additional Specifications) and the Software Warranty Period shall begin on the date of delivery.

13.3 The following System Support Services are provided to Customer at no additional charge during the applicable warranty period: Trouble Report Handling, Repair and Return, and Emergency Support, as more fully described in Attachment D. System Support Services can be purchased at any time from SELLER on an extended basis, as detailed in Attachment D.

13.4 SELLER's limited warranty under this Article 13 shall not apply to:

          (a) damage or defects caused by PURCHASER's negligence, including, but not limited to:

            (i) Exposure of Equipment or Software by PURCHASER to environmental conditions other than those specified in Attachment G, or use by PURCHASER other than in accordance in all material respects with written instructions furnished by SELLER;

            (ii) Material modification by PURCHASER of Equipment or Software without SELLER's written consent;

            (iii) Use of the System or any part thereof in conjunction with equipment or software not purchased under this Agreement unless such equipment or software is operating properly and SELLER has represented that such equipment or software is compatible with the System;

            (iv) Operation or servicing of the System by PURCHASER's personnel or contractors who have not received Technical Education from SELLER commensurate with the operational or servicing tasks performed by such personnel;

            (v) PURCHASER has not given SELLER Notice of defects, non-conformities or deviations before the expiration of the applicable warranty period;

            (vi) PURCHASER has not provided a repair and replacement request or a trouble report in accordance with the procedure set forth in Attachment D; or

            (vii) PURCHASER has not implemented (but only to the extent caused by PURCHASER not having implemented), within one (1) month from receipt for fault preventive purposes, the Software Updates in the System that SELLER supplies PURCHASER with from time to time during the Software Warranty Period.

      (b) Any Equipment or Software damaged by accident or disaster, including without limitation, fire, flood, wind, water, lightning (unless Ericsson performed the civil construction services at the damaged site and did not provide proper grounding)or power failure; or

      (c) Incidental hardware normally consumed in operation or which has a normal life inherently shorter than the term of this Agreement (e.g., fuses, lamps, magnetic tape).

13.5 PURCHASER shall reimburse SELLER for SELLER's reasonable out-of-pocket expenses incurred, at PURCHASER's request, in responding to and/or remedying Equipment, Software, or service deficiencies not covered by the warranties set forth herein or under a System Support Agreement between SELLER and PURCHASER.

13.6 If SELLER purchases or subcontracts for the manufacture of any part of the System or the performance of any of the services to be provided hereunder from a third party, the warranties given to SELLER by such third party shall inure, to the extent applicable or permitted, to the benefit of PURCHASER, and PURCHASER shall have the right (but shall not be obligated) to enforce such warranties directly or through SELLER.

13.7 If PURCHASER purchases any third-party equipment or software to be used with or as part of the System, PURCHASER agrees to obtain warranty or maintenance service solely from such third-party providers of equipment and/or software, and PURCHASER will provide SELLER with proof of such maintenance support, where applicable. NO WARRANTIES ARE MADE BY SELLER ON BEHALF OF ANY OTHER PARTY WHICH MAY HAVE INDEPENDENTLY SUPPLIED ANY PART OF THE SYSTEM TO PURCHASER.

13.8 SELLER warrants the workmanship for any Facilities Preparation Services for a period of ***** months from the date of Acceptance.

13.9 Any warranty for Professional Services or other Services purchased under this Agreement shall be agreed to by the parties hereto at the time such Order is placed.

13.10 THE LIMITED WARRANTIES IN THIS ARTICLE 13 CONSTITUTE THE ONLY WARRANTIES OF SELLER WITH RESPECT TO THE EQUIPMENT OR SOFTWARE, AND ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER's warranty obligations under this Article 13 shall not be enlarged, diminished or affected by, and no additional warranty obligation or liability shall arise from SELLER's performance of System Support or Professional Services or other advice or service made in connection with the System.

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                                       18

ARTICLE 14  CONFIDENTIAL INFORMATION
            ------------------------

14.1  (a)   The parties hereto agree, except as may be required to comply with any applicable law (including SEC and FCC), regulation or order of any governmental or other authority, including the trier of fact under Article 23, to:

            (i) maintain, or cause to be maintained, the confidentiality of Confidential Matters of the other party and not disclose, or permit to be disclosed, any such Confidential Matters, unless authorized in writing by such other party or is otherwise a matter of public knowledge or independently developed by the disclosing party;

            (ii) not use, or permit to be used, any such Confidential Matters, except in accordance with the scope of this Agreement;

            (iii) restrict, or cause to be restricted, disclosure of such
                  Confidential Matters to its respective officers, employees, and agents and those Affiliates and their respective officers, employees and agents who need to know such Confidential Matters in the performance of work relating to the subject matter of this Agreement (it being understood that such Affiliates and their respective officers, employees and agents shall be informed of the confidential nature of such Confidential Matters and shall be directed to treat such Confidential Matters confidentially and not use such Confidential Matters other than for the purpose described above); and

            (iv) take precautions necessary or appropriate to guard the confidentiality of such Confidential Matters.

      (b) In the event that any party hereto becomes obligated to disclose Confidential Matters pursuant to an order of any governmental or other authority, such party shall seek a protective order or other appropriate remedy that will permit such party to avoid such disclosure. In the event that such protective order or other remedy is not obtained, such party will disclose only that portion of the Confidential Matters as it is obligated to disclose pursuant to such order, and will use all reasonable efforts to obtain assurances that confidential treatment will be accorded to any Confidential Matters so disclosed.

14.2 Notwithstanding the provisions of Article 23 of this Agreement, the parties agree that SELLER may enforce provisions of Article 19 and this
      Article 14 regarding restrictions on use and transfer and obligations of confidentiality with respect to the Software by an action for injunctive relief or other equitable remedies.

14.3 Except as expressly provided herein, nothing contained in this Agreement shall be construed or deemed to grant, either directly or indirectly or by implication, any license under any existing or future intellectual property rights of SELLER.

ARTICLE 15  CONTINUITY OF EXPANSION FUNCTIONALITY
            -------------------------------------

During the Term of this Agreement and for a period of four (4) years following the expiration of this Agreement, SELLER shall make available for sale to PURCHASER, at SELLER's then current prices, Equipment and Software to enable PURCHASER to expand the System, which Equipment and Software will provide equivalent functionality for and shall be compatible with the System or any other system supplied by SELLER to AT&T Wireless or its affiliates..

ARTICLE 16  AMENDMENTS
            ----------

The terms and conditions of this Agreement, including the provisions of the Attachments, may be amended by mutually agreed contract amendments. Each amendment shall be in writing and shall identify the provisions to be changed and the changes to be made. Contract amendments shall be signed by duly authorized representatives of SELLER and PURCHASER. Any acknowledgment form or other document of SELLER or PURCHASER containing terms and conditions of sale or purchase shall not have the effect of modifying the terms and conditions of this Agreement, and all deliveries and Installation of goods and performance of services by SELLER shall be deemed to be only upon the terms and conditions of this Agreement unless both parties provide Consent to such modified terms.


ARTICLE 17  TITLE; RISK OF LOSS
            -------------------

17.1 Title to each item of Equipment shall pass to PURCHASER upon delivery; provided, however, until any item of Equipment is paid in full, SELLER
     -----------------
     shall have a pro-rated security interest in such Equipment in accordance with the terms of an intercreditor agreement or joint security agreement to be entered into by SELLER and PURCHASER's lenders on terms reasonably satisfactory to SELLER and PURCHASER's lenders.

17.2 Risk of loss to each item of Equipment shall pass to PURCHASER upon delivery.

ARTICLE 18  INSURANCE
            ---------

18.1 SELLER shall maintain and keep in force all risk insurance, in form and substance and with insurers reasonably satisfactory to PURCHASER, covering all Equipment delivered to PURCHASER the risk of loss to which has not passed to PURCHASER, and shall furnish PURCHASER with proof that such insurance has been obtained and is in force.

18.2 Upon risk of loss passing to PURCHASER, PURCHASER shall maintain and keep in force all risk insurance, in form and substance and with insurers reasonably satisfactory to SELLER, covering all Equipment delivered to PURCHASER the title to which has not passed to PURCHASER, and shall furnish SELLER with proof that such insurance has been obtained and is in force.

18.3 SELLER shall at all times while performing services on PURCHASER's premises carry insurance with limits not less than the limits described as follows:

     (a)    Employer's General Liability - Limits $2,000,000.

     (b)    Comprehensive General Public Liability:  $2,000,000 single   limit
            bodily injury and property damage combined; such coverage shall include a broad form liability rider, completed operations coverage rider and contractual liability rider.

     (c) An umbrella policy with $1,000,000 single limit bodily injury and property damage combined.

     (d) Workmen's Compensation (Statutory limits in state or states in which this Agreement is to be performed).

18.4 Each party shall, upon request of the other party, provide the other with certificates of insurance (i) evidencing the insurance to be carried under this Article 18, naming the other party as an additional insured and (ii) including provisions that such insurance policy(ies) shall not be subject to cancellation, expiration or reduction without thirty (30) days Notice to the other party.

18.5 Notwithstanding the requirements as to insurance to be carried, the insolvency, bankruptcy or failure of any insurance company carrying insurance for either party, or failure of any such insurance company to pay claims accruing, shall not be held to waive any of the provisions of this Agreement or relieve either party from any obligations under this Agreement.

ARTICLE 19  SOFTWARE;
            ---------

19.1 Subject to the limitations of this Agreement and payment in full of the applicable license fee(s), SELLER grants PURCHASER a non-exclusive, nontransferable license to use the Software (including Software Updates, Software Enhancements and Software Features) delivered to PURCHASER under this Agreement solely in conjunction with the operation of the System. Any other intended use of the Software not specifically authorized herein shall be subject to a separate licensing arrangement between SELLER and PURCHASER. Attachment I sets forth the terms of the OSS Support Agreement. Unless otherwise designated in Attachment A, Software required for operation of Equipment is on a "pay-as-you-grow basis" or on an added functionality basis and fees will be calculated on an annual basis based on the same pricing criteria as was used in determining the initial license fee (e.g., number of sectors, switch reports, features, servers, or subscribers). PURCHASER agrees to provide SELLER with information necessary and appropriate for calculation of such fees or otherwise agree to SELLER's right to obtain such information during the regular course of its business, and SELLER agrees to limit the use of such information to the calculation and invoicing of such fees. PURCHASER's right to continued use of Software licensed on a pay-as-you-grow basis or otherwise used In Revenue Service will be contingent upon the payment of appropriate fee adjustments within thirty (30) days of invoice therefor. The term of the license granted for each module of Software delivered under this Agreement shall be specified in the Order for the Software.

19.2 PURCHASER acknowledges that the Software is the property and confidential proprietary information of SELLER or third-party licensers. Title and ownership rights to Software, including any reproductions, modifications or derivatives thereof, shall remain at all times with SELLER or third party licensors. PURCHASER may not sell, assign, transfer, license, or otherwise make available the Software to any third party (except as provided herein) nor shall PURCHASER adapt or create any derivative work using the Software or decompile or reverse engineer the Software without the prior written consent of SELLER. PURCHASER may not copy or duplicate the Software, except that PURCHASER may make one (1) copy of the Software solely for back-up or archival purposes, provided that such copy bears all copyright or other proprietary legends as are contained on the original copy (or as SELLER may reasonably require from time to time). PURCHASER shall not alter or remove any copyright or other proprietary legends on or in copies of the Software. Except as expressly permitted in this Article 19 and in
     Article 28, PURCHASER agrees not to disclose or cause to be disclosed the Software to any person other than employees or contractors of PURCHASER duly authorized to use the Software on PURCHASER's behalf and who have been informed by PURCHASER of the use and disclosure restrictions set forth herein.

19.3 The Software supplied under this Agreement shall not, without SELLER's prior written consent, be implemented on or used to directly control hardware other than that purchased under this Agreement, except for hardware which is capable of interfacing with the System at a point of open interface.

19.4 PURCHASER may transfer this RTU Software license to any subsequent purchasers of the System from PURCHASER without further approval of SELLER provided the subsequent purchasers are not direct competitors of SELLER and further provided the subsequent purchasers agree in a writing delivered to SELLER to assume PURCHASER's obligations set forth in this Agreement relating to the Software.

19.5 Modifications of the Software made by SELLER which constitute Software Enhancements or Software Features will be made available to PURCHASER on an RTU license basis at the prices set forth in Attachment A, and if not therein set forth, at SELLER's then current price therefor. Software Updates shall be provided to PURCHASER without charge during the Software Warranty Period. Thereafter, Software Updates shall be made available to PURCHASER pursuant to agreements for System Support Services.

19.6 Notwithstanding the provisions of Article 23 of this Agreement, the parties agree that SELLER may enforce provisions of this Article 19 regarding restrictions on transfer and confidentiality of the Software by an action for injunctive relief or other equitable remedies.

ARTICLE 20  TAXES
            ------

The prices set forth in this Agreement do not include any state or local sales and use taxes, however designated, which may be levied or assessed on the System or any component thereof, including, but not limited to, services. With respect to such taxes, PURCHASER shall either furnish SELLER with an appropriate exemption certificate applicable thereto or pay to SELLER, upon presentation of invoices therefor, such amounts thereof as SELLER reasonably determines it is required to collect or pay. In addition, PURCHASER shall reimburse SELLER for any property taxes incurred by SELLER with respect to the Equipment and Software following Installation of such Equipment or Software but prior to the passage of title thereof to PURCHASER. PURCHASER shall have no obligation to SELLER with respect to other taxes, including, but not limited to, those relating to franchise, net or gross income or revenue, license, occupation, other real or personal property, and fees relating to importation of the Equipment and Software.

ARTICLE 21  INDEMNIFICATION AND LIMITATION OF LIABILITY
            -------------------------------------------

21.1 SELLER and PURCHASER agree to indemnify and hold the other harmless from and against all losses, claims, demands, damages (to person or property), and causes of action (including reasonable legal fees) resulting from the intentional or negligent acts or omissions, or strict liability, of such party, its officers, agents, employees, or subcontractors. If SELLER and PURCHASER jointly cause such losses, claims, demands, damages, or causes of action, the parties shall share the liability in proportion to their respective degree of causal responsibility.

21.2 SUBJECT TO 21.1 ABOVE, BUT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE OR INFRINGEMENT), SHALL SELLER OR PURCHASER BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING LOST PROFITS OF THE OTHER PARTY, BEFORE OR AFTER ACCEPTANCE.

ARTICLE 22  INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT
            -----------------------------------------

22.1 SELLER agrees that it will defend, at its own expense, all suits and claims against PURCHASER for infringement or violation of any patent, trademark, copyright, trade secret, or other tangible or intangible property rights of any kind whatsoever, whether United States or foreign (collectively, "Property Rights"), covering, or alleged to cover, the Equipment, Software, or the System or any component thereof, in the form furnished or as subsequently modified by SELLER, and SELLER agrees that it will pay all sums, including, without limitation, attorneys' fees and other costs, which, by final judgment or decree, or in settlement of any suit or claim, may be assessed against PURCHASER on account of such infringement or violation, provided (a) SELLER shall be given prompt written Notice of all claims of any such infringement or violation and of any suits or claims brought or threatened against PURCHASER or SELLER of which PURCHASER has express knowledge, and SELLER shall be given full authority to assume control of the defense thereof through its own counsel at its expense and to compromise or settle any suits or claims so far as this may be done without prejudice to the right of the PURCHASER to continue the use, as contemplated, of the

     Equipment, the Software or the System or any component thereof so furnished; and (b) PURCHASER shall cooperate fully with SELLER in the defense of such suit or claims and provide SELLER such assistance as SELLER may reasonably require in connection therewith, provided that PURCHASER incurs no expense.

22.2 If in any such suit so defended, all or any part of the Equipment, Software, or the System, or any component thereof is held to constitute an infringement or violation of any other person's Property Rights and its use is enjoined, or if in respect of any claim of infringement or violation SELLER deems it advisable to do so, SELLER shall at its sole option take one or more of the following actions at no additional cost to PURCHASER:
     (a) procure the right to continue the use of the same without interruption for PURCHASER; (b) replace the same with non-infringing Equipment or Software that meets the Specifications; or (c) modify said Equipment or Software so as to be non-infringing, provided that the Equipment or Software as modified meets all of the Specifications.

22.3 SELLER's indemnity under this Article 22 shall not apply to any infringement caused by PURCHASER's modification of the Equipment and any infringement caused solely by PURCHASER's use of the Equipment other than in accordance with the Specifications and the purposes contemplated by this Agreement, except as expressly authorized or permitted by SELLER.
     PURCHASER shall indemnify SELLER against all liability and cost of defense, including reasonable attorney's fees, for any and all claims against SELLER for infringement based upon the foregoing.

22.4 The remedies stated in this Article 22 shall be the parties' exclusive remedies for infringement or violation of any property rights. In no event shall either party be liable to the other for money damages for infringement.

ARTICLE 23  DISPUTE RESOLUTION
            ------------------

23.1 If there is a disagreement relating to Installation and Acceptance, the parties will attempt to negotiate a solution within fourteen (14) days of notification of such disagreement. If no solution can be reached, the parties shall select a third party engineer ("Third Party Engineer") (whose fees and expenses shall be paid by the non-prevailing party) who will, after conducting such examination or testing as he/she deems necessary, render a decision in the matter by stating whether the Equipment, Software or Installation in question shall be Accepted. If the parties are unable to agree on the selection of the Third Party Engineer, the Third Party Engineer will be selected by the then President of the Institute of Electrical & Electronics Engineers. The Third Party Engineer's decision shall be final and binding and neither party shall appeal or otherwise contest it. Once a Third Party Engineer is selected for resolving a dispute relating to Installation or Acceptance, he/she shall be selected for the resolution of any further disputes hereunder relating to Installation and Acceptance unless otherwise agreed to by both parties or unless The Third Party Engineer refuses to continue to serve in that function.

23.2 (a) Any controversy or claim arising out of or relating to this Agreement for the breach hereof which cannot be settled by the parties except for (i) disputes to be settled by a Third Party Engineer under paragraph 23.1, or (ii) action for equitable relief under Articles 19 or 28 which shall be resolved as provided therein, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association as set forth herein.

          (b) Each party may select one arbitrator. Selection shall be completed within ten (10) days of the receipt of a demand for arbitration. If either party fails to select an arbitrator within such ten (10) day period, the one selected shall act as sole arbitrator. If two arbitrators have been selected, the two arbitrators selected shall select a third within fifteen (15) days after their selection. If they fail to do so, the third arbitrator shall be selected by the American Arbitration Association. The arbitrators shall set a date of hearing no later than sixty (60) days from the date all arbitrators have been selected.

          (d)   All proceedings shall be conducted in the English language.

          (e) The arbitration shall take place at a location to be agreed upon by the parties. If the parties are unable to agree, the arbitrators shall select a location in New York, New York for the arbitration.

          (f) In any such arbitration proceeding the arbitrators shall adopt and apply the provisions of the Federal Rules of Civil Procedure relating to discovery so that each party shall allow and may obtain discovery of any matter not privileged which is relevant to the subject matter involved in the arbitration to the same extent as if such arbitration were a civil action pending in a United States District Court; provided, however, that each party shall be entitled to no more than four (4) depositions upon oral examination of no more than one (1) day in length each.

          (g) The award of any arbitration shall be final, conclusive and binding on the parties hereto.

          (h) The arbitrators may award any legal or equitable remedy. The arbitration award shall include an award of arbitrator and attorney's fees, in the amount of such fees, to the prevailing party. Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction.

          (i) Either party to an arbitration hereunder may bring an action for injunctive relief against the other party if such action is necessary to preserve jurisdiction of the arbitrators or to maintain status quo pending the arbitrators decision. Any such action called pursuant to this paragraph shall be discontinued upon assumption of jurisdiction by the arbitrators and their opportunity to consider the request for equitable relief pending final decision in the arbitration.

ARTICLE 24  TERMINATION AND DEFAULT
            -----------------------

24.1 (a) PURCHASER may, upon Notice to SELLER, terminate this Agreement in whole or in part, at its option, without penalty: (i) if any Initial Configuration in general, as opposed to Cell Site Configuration Equipment at a specific site, (other than by the fault of PURCHASER or due to an event specified in paragraph 10.3) has been rightfully rejected by PURCHASER and has not thereafter been Accepted within one hundred twenty (120) days after such rejection; provided, however,
                                                           -----------------
          that in the event of such rightful rejection, SELLER shall immediately commence its efforts the cure the reason for the rejection, and shall use its commercial best efforts to cure the reason for the rejection as soon as possible; (ii) if any portion of an Initial Configuration is delayed more than one hundred twenty (120) days (other than as a result of a delay caused by PURCHASER or as set forth in Section 10.3
          (a)) and the Equipment that is delayed is material to the operation of the System, (iii) if, with regard to any Initial Configuration, no Equipment has been delivered to PURCHASER for such Initial Configuration (other than as a result of a delay caused by PURCHASER or as set forth in Section 10.3 (a)) within one hundred twenty (120) days from the scheduled delivery date, or (iv) if SELLER fails to perform its obligations under paragraph 22.2 and such failure results in a judicial imposition of legal damages or injunctive relief upon PURCHASER.

     (b) In the event PURCHASER terminates this Agreement in accordance with this paragraph 24.1, PURCHASER may at its option: (i) return to SELLER, freight collect, all Equipment delivered with regard to the Initial Configuration delayed under Section 24.1 (a) (i) above or not delivered under Sections 24.1 (a) (ii) & (iii) above, in which event SELLER shall refund to PURCHASER all amounts paid to SELLER under this Agreement with regard to such Initial Configuration; or (ii) retain so much of such Initial Configuration Equipment as it elects and return to SELLER, freight collect, the rest of such Initial Configuration Equipment, in which event SELLER shall refund to PURCHASER all amounts paid in respect to Equipment and the Installation thereof returned by PURCHASER.

24.2 (a) PURCHASER may, at its option and upon Notice to SELLER, terminate this Agreement in whole or in part, if SELLER is in default under any material terms of this Agreement, other than those specified in paragraph 24.1 (a) (i) and (ii) above, and action to correct such default is not commenced within thirty (30) days after receipt of Notice from PURCHASER and such default is not thereafter made satisfactory progress towards a cure within thirty (30) days after commencement of correction, unless SELLER cannot complete such cure within such period for reasons beyond its control and SELLER is continuing to diligently pursue the cure, in which case such default shall be cured no later than one hundred eighty (180) days after SELLER's original receipt of Notice under this paragraph 24.2 (a).

          (b) In the event PURCHASER terminates this Agreement in accordance with paragraph 24.2 (a), PURCHASER may at its option return to SELLER, freight collect, any specific items of Equipment delivered or Software installed which is the subject of the default above, in which event SELLER shall refund to PURCHASER all amounts paid to SELLER under this Agreement with regard to such Equipment, Software and the Installation thereof.

          (c) Except as expressly provided in this Agreement, the remedies provided in paragraphs 24.1 and 24.2 shall be PURCHASER's exclusive remedies in case of termination for default.

24.3 SELLER may terminate this Agreement (or any Order issued pursuant to this Agreement) in whole or in part, without any obligation to deliver Equipment not yet delivered, or, at its option, temporarily suspend its performance, without liability, under this Agreement or the System Support Agreement, or the Order, in the event that: (a) PURCHASER is in default under this Agreement, except as provided for in Article 24.3(b), and correction is not commenced within thirty (30) days after receipt of Notice from SELLER and such default is not thereafter cured within sixty (60) days after commencement of correction, unless PURCHASER cannot complete such cure within such period for reasons beyond its control and PURCHASER is continuing to diligently pursue the cure, in which case such default shall be cured no later than one hundred eighty (180) days after SELLER's original receipt of Notice under this paragraph 24.3 or (b) PURCHASER breaches any confidentiality agreement with SELLER, including the provisions of Article 14 and 19 or otherwise fails to meet the provisions of Article 2.2, and SELLER, while reserving all other remedies available under this Agreement for such a breach, has provided PURCHASER with Notice of such breach or (c) PURCHASER (i) applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of its creditors,
     (iii) commences a voluntary proceeding under the Federal Bankruptcy Code or under any other law relating to relief from creditors generally, or (iv) fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the Bankruptcy Code or under any other law relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property, or its liquidation, reorganization, dissolution, or winding-up.

24.4 Except as provided above, if either party terminates this Agreement, SELLER's obligations hereunder with respect to Equipment already delivered, installed and not returned, and PURCHASER's obligations with respect to payments for Accepted Equipment not returned, shall continue in full force and effect.

24.5 PURCHASER agrees that it will not take any action to enter into an agreement with a cellular system supplier other than SELLER for replacement of a PURCHASER's System prior to the foregoing expiration of the Term of this Agreement; provided, however, that the foregoing shall not apply if this Agreement is terminated in whole by PURCHASER.

ARTICLE 25  ADVERTISING
            -----------

Neither SELLER nor PURCHASER shall publicly advertise or, except as required by law, publish information concerning the entry into, execution or delivery of this Agreement, its nature, or the terms and conditions hereof, without the other party's prior written consent; provided, however, that SELLER or its parent company may refer generally to SELLER's performance of this Agreement in its annual report to shareholders. The PURCHASER shall have the right to disclose information to its representatives and agents with respect to its debt and equity financing and make any other public disclosures required by law (including the SEC and FCC).

ARTICLE 26  LATE PAYMENTS
            -------------

All amounts payable under this Agreement which are past due shall accrue interest from their due date at the rate of one and one half percent (1 1/2%) per month (or such lesser rate as may be the maximum permissible rate under applicable law).

ARTICLE 27  PERSONNEL
            ---------

Neither party shall actively solicit any employees of the other party or any of its Affiliates who are assigned to perform work hereunder during the period of such assignment and for one (1) year thereafter, without the Consent of the party whose employee is so solicited. Such Consent is not required for responses to advertisements placed or posted in periodicals electronic bulletin boards, or other media of general circulation.

ARTICLE 28  ASSIGNMENT
            ----------

28.1 The parties may assign or transfer this Agreement to their respective Affiliates, including without limitations, AT&T. Neither party may otherwise assign this Agreement, or any part of its rights or obligations hereunder, without the other party's Consent.

28.2 PURCHASER shall have the right to lease or license the use of the System or any component thereof to any other cellular mobile telephone service provider on a time-sharing or other basis. Such lease or license shall not serve to expand or otherwise alter SELLER's warranty obligations under this Agreement.

28.3 Notwithstanding the provisions of Article 23 of this Agreement, the parties agree that SELLER may enforce provisions of this Article 28 regarding assignment by an action for injunction or other equitable remedies.

ARTICLE 29  NOTICES
            -------

29.1 Any Notice required under sections 10.3 (b), 11.2, 18.4, 22.1 and Article 24 under this Agreement shall be given to the appropriate party at the following addresses:

     If to PURCHASER:

     Triton PCS Equipment Company L.L.C.

      101 Lindenwood Drive, Suite 125
      Malvern, Pennsylvania  19355

      Attention: Chief Operating Officer

      and to those persons listed on Attachment P, if any.

      If to SELLER:

      ERICSSON INC., Wireless Communications
      740 E. Campbell Road
      Richardson, Texas  75081
      Attention:  General Counsel

29.2 Notices required or permitted to be given under sections 11.3 and 13.4
     (a)(v) of this Agreement may be given to persons in project or account management supervisory positions of the party to be notified, but shall be in writing and dispatched in accordance with section 1 (v) of this Agreement.

29.3 Either party may change the address to which Notice to it shall be sent by notifying the other party of the change and the new address on thirty (30) days Notice given in accordance with this Article.

29.4 Notice given under this Article 29 shall be deemed to have been given upon receipt by the other party.

ARTICLE 30  AUTHORITY AND COMPLIANCE WITH LAWS
            ----------------------------------

30.1 PURCHASER and SELLER represent and warrant that (a) all necessary approvals and authority to enter into this Agreement and bind the parties have been obtained, (b) the person executing this Agreement on behalf of PURCHASER or SELLER has express authority to do so and, in so doing, to bind PURCHASER or SELLER hereto, and (c) the execution of this Agreement by PURCHASER or SELLER does not violate any provision of any by-law, charter, regulation or any other governing authority of such party. Each party agrees to furnish the other with such documents as either party may reasonably request showing proof of authority in accordance with this Article.

30.2 PURCHASER and SELLER shall comply with all applicable laws in the performance of this Agreement, including the laws and regulations of the United States Department of Commerce and State Department and any other applicable agency or department of the United States regarding the export or re-export of products or technology; and (b) indemnify each other for any loss, liability or expense incurred as the result of breach of this paragraph 30.2.

ARTICLE 31  HEADINGS
            --------

The headings given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Article to which the title refers.

ARTICLE 32  GOVERNING LAW; SEVERABILITY
            ---------------------------

THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW THEREOF. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under such applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid in any jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and such prohibited or invalid provisions shall remain in effect in any jurisdiction in which it is not prohibited or invalid.

ARTICLE 33  NO WAIVER
            ---------

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such terms, covenants, or conditions or the future exercise of such right, and the obligation of the other party with respect to such future performance shall continue in full force and effect.

ARTICLE 34  ENTIRETY OF AGREEMENT; NO ORAL CHANGE
            -------------------------------------

This Agreement and the Attachments referenced herein constitute the entire Agreement between the parties with respect to the subject matter hereof, and supersedes all proposals or agreements, oral or written, all previous negotiations, and all other communications between the parties with respect to the subject matter hereof. No modifications, alterations or waivers of any provisions herein contained shall be binding on the parties hereto unless evidenced in writing signed by duly authorized representatives of both parties as set forth in Article 16.

ARTICLE 35  ATTACHMENTS AND INCORPORATIONS
            ------------------------------

35.1 The following documents attached hereto, are hereby incorporated by reference herein, and made a part of this Agreement with the same force and effect as though set forth in their entirety herein (such documents together with this Agreement are herein referred to as the "Agreement").


-------------------------------------------------------------------------------
ATTACHMENT                   TITLE/DESCRIPTION              DATE/REVISION LEVEL
-------------------------------------------------------------------------------
A                   Pricing                                 Rev. D
-------------------------------------------------------------------------------
B                   Installation                            Rev. 1995
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
C                   Technical Education                     4-18-97
-------------------------------------------------------------------------------
D                   System Support Services                 5-27-97
-------------------------------------------------------------------------------
E                   Documentation                           Rev 1995
-------------------------------------------------------------------------------
F                   Responsibility Matrix                   3-11-98
-------------------------------------------------------------------------------
G                   Environmental Conditions                Rev. 1995
-------------------------------------------------------------------------------
H                   Time Schedule                           Rev. B
-------------------------------------------------------------------------------
I                   OSS                                     7-19-96
-------------------------------------------------------------------------------
J                   Acceptance Tests/Certificate            Rev. 1995
-------------------------------------------------------------------------------
K                   (Reserved)                              (Reserved)
-------------------------------------------------------------------------------
L                   AXE 10 Functions for CMS 8800           8-14-97
-------------------------------------------------------------------------------
M                   (Reserved)                              (Reserved)
-------------------------------------------------------------------------------
N                   Professional Services                   11-22-96
-------------------------------------------------------------------------------
O                   Price Variation                         8-1-95
-------------------------------------------------------------------------------
P                   Recipients of  Notices to PURCHASER     3-11-98
-------------------------------------------------------------------------------
Q                   Order Cancellation Policy               7-92
-------------------------------------------------------------------------------

35.2 Except where otherwise noted, in the event of any conflict or inconsistency among the provisions of this Agreement and the documents attached and incorporated herein, such conflict or inconsistency shall be resolved, by giving precedence to this Agreement and thereafter to the Attachments.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ERICSSON INC.                         TRITON PCS EQUIPMENT COMPANY L.L.C.
Wireless Communications               By Triton Management Company, Inc.,
                                      its manager


   By: /s/ [illegible]                     By: /s/ [illegible]
       ------------------------------          -----------------------------

Title: VP-Bus Ops EML                   Title: SUP & CFO
       ------------------------------          -----------------------------

 Date: 04/06/98                          Date: 04/13/98
       ------------------------------          -----------------------------

3/31/98                                                            Attachment A
                         PRICING SUMMARY AND INCENTIVES
                         ------------------------------

             SPECIFICATION OF CELLULAR SYSTEM CMS8800 (1900 DAMPS)
             -----------------------------------------------------

          Attachment A of the contract includes itemized pricing for MSC hardware, RBS hardware, software and services. Triton's prices are set at the ***** level.

          The following information details switch equipment and services provided by Ericsson Wireless Systems for the delivery and implementation of a CMS 8800 DAWS system for Triton PCS Inc. The basic initial configuration proposed consists of 2 EasyPack model 5 Mobile Switching Centers (MSCS) and 700 Radio Base Stations (RBSs). Prices listed are for 1998. All prices are subject to price adjustment per Attachment 0 of our Acquisition Agreement.


A.  MSC EQUIPMENT
    -------------

          The proposed MSC basic price represents a fully operational and installed EasyPack Model 5 MSC office, including 400 ETC'S, 256 cell site configuration, APZ212 20 processor, IOG-11 B5 nodes, 16k group switch and complete spares package and power plant.


Description                               Unit Price              50% Discount
-----------------------------------------------------------------------------------
EasyPack Model 5 MSC                      *****                   *****
Installation/Engineering/

Network Data Translation                  *****

B.         RBS EQUIPMENT
           -------------


INITIAL CONFIGURATION
---------------------

          Seven hundred cell sites have been included in- the initial configuration of which all will be discounted by ***** from the already discounted preferred ***** level.

          The first 70 radio base stations have been purchased and are configured and priced as follows:


Description                               Unit Price              27% Discount
-----------------------------------------------------------------------------------
RBS884-1900, 3*2 carriers                 *****                   *****
(FAB12R1)


          All remaining RBS equipment may be configured to Triton's specification and will be priced and discounted as stated above for 1998 and 1999.

          In addition to the already agree upon 1998-1999 RBS discounts, Ericsson will extend its offer to Triton the following configuration discount schedule off the 1997 ***** list

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

for RBS 884 1900 MHz hardware and software deliveries made during the respective years. Furthermore, any orders prior to January 1, 2000 and delivered to Triton to before July 1, 2000 or later, if such delay(s) is not caused by Triton will also be invoiced at the *****% discount.

        1998 & 1999                                *****%
               2000                                *****%
               2001                                *****%
               2002                                *****%

          This schedule reflects the minimum RBS discounts Triton will receive. In the event that the ***** prices are reduced below these levels, Triton will be entitled to receive the most favorable of the two.


C.  Special Incentives/Discounts
    ----------------------------


     1. Ericsson will offer Triton a discount of *****% on all MSC hardware delivered before December 31, 1999 up to a total cumulative discount of *****.

     2. Software feature pricing can be found in Attachment A on the spreadsheet titled "Application System Software Feature pricing". Triton is eligible for the ***** price level, which is *****% less than the standard software price.

          Ericsson will guarantee to Triton that the total price for all of the MSC features in any single future, AS package will not exceed $***** per MSC. If the price for all of the MSC software features in an AS package does exceed $*****, Triton may purchase the package for a price not to exceed $*****- This guarantee is valid for the duration of the initial contract between Ericsson and Triton.

          The MSC optional features for ongoing purchases will be based on the AT&T Partnership pricing for small node switches.


     3. Ericsson will establish a Market Development Fund (MDF) pool that Triton may use at its discretion for any of the following:

          .  Joint Advertising
          .  Ericsson Telephone Purchases
          .  Ericsson Services
          .  Ericsson Timing
          .  Additional MSC or RBS discount

          --  Triton may use the finds up until July 31, 2000.

          -- Ericsson's contribution to the NMF will be based on purchase orders received during 1997 - 1999, with deliveries occurring no later than June 30, 2000 or later if delay(s) in delivery is not caused by Triton. Funding coincides with deliveries.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          -- The percentage of MDF contribution will be split between 1998 and July 31, 2000 resulting in a cumulative total of *****%. Triton will specify the distribution between 1998 and July 31, 2000 (e.g. *****) by May l, 1998, or it will be evenly split by for each period of time. Ericsson and Triton will also agree upon joint advertising parameters by May 1, 1998.

          .  MSC Hardware
          .  RBS Hardware
          .  Software
          .  Services
          .  OSS

          -- Ericsson will "advance" $***** to the fund so that Triton can begin training immediately.


     4. Ericsson will provide ***** for 60 days to assist with the initial RF design. Ericsson will also provide ***** for 60 days to assist with system optimization. This will ideally occur when each system is approximately two thirds built out. There is no charge for this service. These RF services are described in detail in letter W980025 dated January 30, 1998 located in this Attachment A.

     5. Ericsson will provide ***** to assist with the initial network design. Procurement of telco facilities is not part of this task. There is no charge for this service.

     6. Ericsson will ***** with the introduction of the D Package. The EMG expansion will support additional port capacity, but does not increase the power of the central processor.

          The D Package is scheduled to be commercially available by July 1, 1998. If Ericsson is delayed with the EMG increase to 1024, and Triton requires additional capacity beyond 256 cell sites on a single MSC, Ericsson will provide the common equipment (APZ processor, IOG, power plant, etc,) for each additional MSC where this limitation occurs at no charge to Triton. Triton will need to
                                    ---------
purchase the hardware required to directly connect the additional sites (STCS, NlBLTs and Group Switch). If Triton should experience inadequate CPU capacity in it's MSC's prior to the availability of the APZ 212 30 processor, Ericsson will provide adequate processor relief to Triton at no charge.
                                                    ---------


     7. Ericsson agrees to extend to Triton the *****% RBS hardware discount and *****% MSC hardware discount to the initial configurations of any 850 or
                                 ----------------------
1900 Wh properties Triton, or Triton affiliates, acquires during this agreement

     8. Ericsson will use it's reasonable best effort to take advantage of any existing facilities in order to reduce installation prices (example - existing MSC facilities).

     9.  There are no charges for basic software upgrades, such D package to E
                   ----------
package upgrades. `the basic software upgrades should not be confused with individual software features attached in Attachment "A" of the contract.

     10. The outdoor SCCS cabinet, originally priced at $***** each will be reduced to $***** per unit.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     11. Ericsson will offer to Triton a *****% discount consistent with the MSC discounting structure, for OSS purchases made in 1998199.

     12. Ericsson and Triton will develop a MOU (Memorandum of Understanding) with the purpose of assisting Triton in providing coverage for rural highway in a cost-effective mariner.

     13. Ericsson agrees to provide Triton with five (5) TEMS units for it's Richmond market and an additional five (5) TEMS units for it's Charleston market at no charge.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ERICSSON                               Confidential
                                       PROPOSAL TARGETED IMP&OPT                       1(4)
------------------------------------------------------------------------------------------------------
Prepared (also subject responsible     Nr. No.
 if other)
------------------------------------------------------------------------------------------------------
EUS/RZ/PGC D. Goldberg                 RJ/BD W980025.LET
------------------------------------------------------------------------------------------------------
Dokansv/Godk-Doc response Approved     Datum-Date        Rev               File
------------------------------------------------------------------------------------------------------
EUS/RO R. Cote                         1998-01-30        A                 W980025.LET
------------------------------------------------------------------------------------------------------



     January 29, 1998


     Abbas Borghei
     Triton PCS, Inc.
     101 Lindenwood Drive
     Suite 125
     Malvem, PA 19355


     Dear Abbas:

          Per our recent discussions, Ericsson is pleased to submit this proposal to provide RF resources for targeted implementation and optimization support to Triton PCS. Ericsson understands that the buildout schedule for the Virginia, North Carolina, and South Carolina markets has yet to be finalized. Upon receipt of an updated site and switch buildout schedule, Ericsson will provide to Triton PCS a service schedule for these personnel.

     Commercial Conditions:
     ----------------------

          This offer is furnished in accordance to the letter to Steven Skinner (SL-MJ97101), dated April 17, 1997. This service will be initiated by a Purchase Order from Triton PCS for the indicated service cost, and also offset by the attached letter of Credit to Triton PCS for the full value of the services described herein.

     Scope of Work-
     -------------

          Ericsson will provide RF Engineering resources to Triton to assist in the implementation of the Triton's Virginia, North Carolina, and South Carolina markets for a period of 120 calendar days (in each Market).

          Activities to be performed by Ericsson engineers fall into 2 services:
Targeted Pre-Launch implementation support and Targeted RF initial tuning support. They are detailed as follows:

ERICSSON                               Confidential
                                       PROPOSAL TARGETED IMP&OPT                        2(4)
------------------------------------------------------------------------------------------------------
Prepared (also subject responsible     Nr. No.
 if other)
------------------------------------------------------------------------------------------------------
EUS/RZ/PGC D. Goldberg                 RJ/BD W980025.LET
------------------------------------------------------------------------------------------------------
Dokansv/Godk-Doc response Approved     Datum-Date        Rev             File
------------------------------------------------------------------------------------------------------
EUS/RO R. Cote                         1998-01-30  A                     W980025.LET
------------------------------------------------------------------------------------------------------

Targeted Pre-Launch Implementation:

 .    Control Flow of CDD from Design Group to Ericsson Data Transcript Group.
        .  Converting CDD from Design Group Output into D.T. Required Format.
        .  Reviewing CDD for Accuracy, Conflicts, and Errors.
        . Implementation of CDD changes from Design Group after D.T. "initial dump" is implemented.
 .    Co-ordination and implementation of Critical CDD Information from Design
     Team for Site Integration (i.e. Power, Measured Feeder Loss, Antenna Gain, Frequency and Neighbor Cells) to Installation Crews.

Targeted RF Initial tuning support:

 .  Initiation of Call Traces in MSC (Mobile Traffic Recordings), for use by
   Optimization Team for System Tuning and Evaluation.
 .  Implementation of CDD changes and Parameter Changes as determined by
   Optimization Team.
 .  Initiate Site Performance Monitoring prior to cluster tests, including
        .  Fault Codes and alarms
        .  Site availability
        .  Punch List
        .  BTS acceptance
        .  Lock-down

Service Related Pre-Requisites:
-------------------------------

 .  Site and Switch Deployment Schedule information
 .  Site Location Maps
 .  Cell Site Configuration Database
 .  Installation and Commissioning Results:
        .  Construction Certificates
        .  Civil Records
        .  Grounding Report
        .  T-1 span test results
        .  Antenna Sweep Results
        .  RBS Acceptance Certificates
 .  Initial and regularly updated CDD from Design Group as per Ericsson RF
   Guidelines or Triton's Discretion.
 .  Cluster Testing Schedules
 .  Access to Switch(es) via FIOL or OSS connection

ERICSSON
                                       Confidential
                                       PROPOSAL TARGETED IMP&OPT                      3(4)
------------------------------------------------------------------------------------------------------
Prepared (also subject responsible     Nr. No.
 if other)
------------------------------------------------------------------------------------------------------
EUS/RZ/PGC D. Goldberg                 RJ/BD W980025.LET
------------------------------------------------------------------------------------------------------
Dokansv/Godk-Doc response Approved     Datum-Date        Rev             File
------------------------------------------------------------------------------------------------------
EUS/RO R. Cote                         1998-01-30        A               W980025.LET
------------------------------------------------------------------------------------------------------

Administrative Pre-Requisites:
------------------------------

 .    Office Space and accommodations for Ericsson Engineers
 .    Contacts to Triton Design Team and Triton Optimization Team.
 .    Non-Disclosure Agreement covering Ericsson-Triton-Other Contractors

Quality
-------

Ericsson will assure the quality of work of the output provided by the on site support personnel.
 .  Triton and Ericsson working procedures shall be used.
 . Triton is responsible for providing Design and Optimization Teams and the final decisions regarding Design and Optimization/initial Tuning Output.

Deliverables:
-------------

No Specific Deliverables are defined within this scope. Ericsson will document all assigned tasks either by e-mail to the Triton VP of Engineering or other designated party as well as provide technical reports. All reports will be written in accordance with Triton's guidelines.

Pricing
-------

Pricing for Ericsson's Targeted Pre-Launch Implementation and Targeted RF Initial Tuning Support Services are structured on a time and material basis. Fixed Expenses are set at $205 per day per resource. This includes all airfare, per-diem for meals and lodging, car-rental, average fuel compensation, and misc. expenses. This pricing is based upon 40-hour work weeks during the duration of the service and field breaks (3 days) every 4-6 weeks. Overtime will be billed at 1.5x the Hourly Rate of $***** /hr or deducted from the time duration of the service at Triton's discretion. Weekly project reports will be provided. Letters of Credit for Services in 1998 will be applied to this service offering.

              TARGETED PRE-LAUNCH IMPLEMENTATION SUPPORT AND TARGETED RF INITIAL TUNING
                                         SUPPORT (3 MARKETS)
------------------------------------------------------------------------------------------------------
Description                                                              EXT. NET PRICE
------------------------------------------------------------------------------------------------------
Estimated Labor Costs                                                    $*****
------------------------------------------------------------------------------------------------------
Estimated Fixed Expenses                                                 $*****
------------------------------------------------------------------------------------------------------
Total Net Price                                                          $*****
------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ERICSSON                                                 Confidential
                                                         PROPOSAL TARGETED IMP&OPT     4(4)
------------------------------------------------------------------------------------------------------
Prepared (also subject responsible     Nr. No.
 if other)
------------------------------------------------------------------------------------------------------
EUS/RZ/PGC D. Goldberg                 RJ/BD W980025.LET
------------------------------------------------------------------------------------------------------
Dokansv/Godk-Doc response Approved     Datum-Date        Rev             File
------------------------------------------------------------------------------------------------------
EUS/RO R. Cote                         1998-01-30  A                     W980025.LET
------------------------------------------------------------------------------------------------------

     Validity:

          This proposal remains valid for 30 days from date of this document.
If you have any questions about this proposal, please contact me at 703-397-9014 or Randy Fault at 9720143.



Sincerely,



Dan Goldbert

cc:  Mark Joyce, Ericsson
        Ron Cote, Ericsson
        Randy Faulk, Ericsson

                           PRICING TABLE OF CONTENTS

RBS 884 Macro Pricing (1900 Mhz)
RBS 884 Macro Pricing (800 Mhz)
RBS 884 Micro Pricing (800 Mhz)
RBS 884 Compact Pricing (800 Mhz)
Custom MSC Equipment
Home Location Register, HLR (Standalone)
HLR software
Documentation
Application System Software (MSC Based)
OSS Compact 3.1 Software
OSS Basic 3.1 Software
OSS Advance 3.1 Software
OSS Complete 3.1 Software
OSS Optional Software Features 3.1
Test Mobile System (TEMS) Family Pricing
WinFIOL (Stand Alone)
TELECOOL Compact (Climate Control System)
EET (Ericsson Engineering Tool)
Transport Solutions
EasyPack MSC, 1900 Mhz (Model 1-5)
EasyPack Power
Network Planning & Expansion
Network Performance Evaluation
Network Operation Consulting
Network Management System Consulting
Business Operations Consulting
Civil Construction
Site Engineering
Network Data Translation
Equipment Installation & Commissioning
Equipment Leasing
Network Optimization
System Support
Operations & Maintenance Management
Hardware Repair
Inventory Management
Network Management System Administration
Competence Development Program
Integration Services
Ad-Hoc Labor Rates
Expenses
Labor Definition

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
Standard Cabinets
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet (ATCC1A)                                                    BFE40124/2         $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Extension Cabinet (ATCC2)                                           BFE40124/3         $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet, 2 sector, A Band D Band Duplexer                           BFE401024/10       $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 1 Sector A Band, D. Band                                    BFE401045/1        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 1 Sector                                                    BFE401024/7        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 1 Sector B Band, D.E, Band                                  BFE401024/6        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 2 Sector (ATCC1D)                                           BFE401024/4        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 2 Sector B Band, D, E Band                                  BFE401024/9        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet 2 Sector C Band, E, F Band                                  BFE401024/8        $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet, A, D Band, with 2 AT                                       BFE401024/16       $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet, B.D Band with 2 AT                                         BFE401024/15       $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet, C, E. F. Band, with 2 AT                                   BFE401024/14       $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Equipped CRI (TIM version)                                                   BFE40169/1         $ *****
----------------------------------------------------------------------------------------------------------------
Half Equipped CRI (Tim version)                                                       BFE40169/2         $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet Cell 1 (ANPC1)                                              BFE401026/1        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet Cell 2 & 3 (ANPC2)                                          BFE401026/2        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with 60 Mhz RXBP Filter Cell 1 (ANPC3)                      BFE401026/3        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with 60 Mhz RXBP Filter Cell 2&3 (ANPC4)                    BFE401026/4        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP A-band without TMA-ANPC1                          BFE401026/5        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP B-band without TMA-ANPC1                          BFE401026/6        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP C-band without TMA-ANPC1                          BFE401026/7        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP A-band without TMA-ANPC2                          BFE401026/8        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP B-band without TMA-ANPC2                          BFE401026/9        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet with RXBP c-band without TMA-ANPC2                          BFE401026/10       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC1 RXBP A band+Bias-T                                    BFE401026/11       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC1 RXBP B band+Bias-T                                    BFE401026/12       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC1 RXBP C band Bias-T                                    BFE401026/13       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC2 RXBP A band+Bias-T                                    BFE401026/14       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC2 RXBP B band+Bias-T                                    BFE401026/15       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC2 RXBP C band+Bias-T                                    BFE401026/16       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC1 RXBP D, B, E+Bias-T                                   BFE401026/17       $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet ANPC2 RXBP D, B, E+Bias-T                                   BFE401026/18       $ *****
----------------------------------------------------------------------------------------------------------------
Transceiver Cabinet (TCB) - 1900                                                      BFE40167/2         $ *****
----------------------------------------------------------------------------------------------------------------
Transceiver Cabinet Equipped (2+1) TRX                                                BFE40168/1         $ *****
----------------------------------------------------------------------------------------------------------------
Transceiver Cabinet Equipped (4+2) TRX                                                BFE40168/2         $ *****
----------------------------------------------------------------------------------------------------------------
CB equipped (4+1) TRX                                                                 BFE40168/3         $ *****
----------------------------------------------------------------------------------------------------------------
Power Distribution Cabinet (POWDC)                                                    BMK50501/2         $ *****
----------------------------------------------------------------------------------------------------------------
Hardware Components
----------------------------------------------------------------------------------------------------------------
Medium Power Transceiver (30W Power Class) with cable                                 KRC12103/3         $ *****
----------------------------------------------------------------------------------------------------------------
Radio Frequency Test Loop Kit                                                         NTMROA1172918/1    $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Low Noise Amplifier (ALNA), called also TMA                                   NTMKRY112006/1     $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Low Noise Amplifier (ALNA) Combined TX/RX                                     NTMKRY112009/1     $ *****
----------------------------------------------------------------------------------------------------------------
ALNA with separate TX/RX A band                                                       NTMXHH601014/6     $ *****
----------------------------------------------------------------------------------------------------------------
ALNA with separate TX/RX B band                                                       NTMZHH601014/10    $ *****
----------------------------------------------------------------------------------------------------------------
ALNA with separate TX/RX C band                                                       NTMZHH601014/8     $ *****
----------------------------------------------------------------------------------------------------------------
ALNA combined TX/RX A band                                                            NTMZHH60104/5      $ *****
----------------------------------------------------------------------------------------------------------------
ALNA combined TX/RX B and                                                             NTMZHH60104/11     $ *****
----------------------------------------------------------------------------------------------------------------
ALNA combined TX/RX C band                                                            NTMZH60104/7       $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900, A+D Simplex                                                                 NTMKRY11211/1      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900, D+B+E Simplex                                                               NTMKRY11211/2      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900, E+F+C Simplex                                                               NTMKRY11211/3      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900 A+D Duplex By-Pass                                                           NTMKRY11211/4      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900, D+B+E Duplex                                                                NTMKRY11211/5      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900 E+F+C Duplex                                                                 NTMKRY11211/6      $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
TMA 1900, D+B+E Simplex Bypass                                                        NTMKRY11211/8      $ *****
----------------------------------------------------------------------------------------------------------------
TMA 1900, D+B+E Duplex Bypass                                                         NTMKRY11211/9      $ *****
----------------------------------------------------------------------------------------------------------------
ATC-pair kit H - C,E,F band                                                           BFZ10117/1         $ *****
----------------------------------------------------------------------------------------------------------------
ATC-pair kit M - B,D,E band                                                           BFZ10117/2         $ *****
----------------------------------------------------------------------------------------------------------------
ATC-paid kit L - A,D band                                                             BFZ10117/3         $ *****
----------------------------------------------------------------------------------------------------------------
1900 Mhz Cable Kit, DPXC, Start Set                                                   BFZ10136           $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 4                                                                      KRY12155/1         $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 8                                                                      KRY12155/2         $ *****
----------------------------------------------------------------------------------------------------------------
Earthquake Kit                                                                        NTM201680/1        $ *****
----------------------------------------------------------------------------------------------------------------
CRI Expansion Kit                                                                     1/BFE40169         $ *****
----------------------------------------------------------------------------------------------------------------
Address Plug Kit for second CRI                                                       NTM201702/1        $ *****
----------------------------------------------------------------------------------------------------------------
Dummy Transceiver                                                                     SXK1074011/1       $ *****
----------------------------------------------------------------------------------------------------------------
Output Terminator, Multicoupler                                                       UML102020/1        $ *****
----------------------------------------------------------------------------------------------------------------
Fixed Attenuator for TMA, 1dB, SMA                                                    50HF001SMA         $ *****
----------------------------------------------------------------------------------------------------------------
Fixed Attenuator for TMA, 2dB, SMA                                                    50HF002SMA         $ *****
----------------------------------------------------------------------------------------------------------------
Fixed Attenuator for TMA, 3dB, SMA                                                    50HF003SMA         $ *****
----------------------------------------------------------------------------------------------------------------
Fixed Attenuator for TMA, 4dB, SMA                                                    50HF004SMA         $ *****
----------------------------------------------------------------------------------------------------------------
Fixed Attenuator for TMA, 5dB, SMA                                                    50HF005SMA         $ *****
----------------------------------------------------------------------------------------------------------------
Power, Equipment or fund in RBS Power Sheet
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RBS Software
----------------------------------------------------------------------------------------------------------------
Basic/O&M Software Rev. 1.0                                                           RBS4003000         $ *****
----------------------------------------------------------------------------------------------------------------
IS-136 TDMA Transceiver Software Rev. 1.0                                             RBS4003002         $ *****
----------------------------------------------------------------------------------------------------------------
RFTL Software Rev. 1.0                                                                RBS4003003         $ *****
----------------------------------------------------------------------------------------------------------------
Installation Material
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 1-5 TRX (1-4 RF Carriers), 30W                                        NTM201707/104      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 6-8 TRX (5-7 RF Carriers), 30W                                        NTM201710/108      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 9-12 (8-11 RF Carriers), 30 W                                         NTM201707/112      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 13-16 TRX (12-15 RF Carriers), 30W                                    NTM201710/116      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 1-5 TRX (1-4 RF Carriers), 30                                     NTM201707/204      $ *****
----------------------------------------------------------------------------------------------------------------
2-Sector Cable Kit, 1-4 TRX (1-3 Carriers) ATCC1D                                     NTM201707/204D     $ *****
----------------------------------------------------------------------------------------------------------------
2-Sector Cable Kit, 6-8 TRX (5-7 RF Carriers), 30W                                    NTM201710/208      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 9-12 TRX (8-11 RF Carriers), 30W                                  NTM201707/212      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 13-16 TRX (12-15 RF Carriers), 30W                                NTM201710/216      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 1-5 TRX (1-4 RF Carriers), 30 W, external POWD                    NTM201707/304XP    $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 1-5 TRX (1-4 RF Carriers), 30W                                    NTM201707/304      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 6-8 TRX (5-7 RF Carriers), 30W                                    NTM201710/308      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 9-12 TRX (8-11 RF Carriers), 30W                                  NTM201707/312      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 13-16 TRX (12-15 Carriers), 30W                                   NTM201710/316      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 1-3 TRX (1-2 RF Carriers), ATCC1D, 30W                            NTM201707/302      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 1-3 TRX (1-2 RF Carriers), ATCC1D, (for SCCS)                     NTM201707/302SC    $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector cable Kit, 1-3 TRX (1-2 RF CARRIERS), ATCC1D, external POWD                  NTM201707/302XP    $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 1-5 TRX (1-4 RF Carriers), (for small SCCS, Exp. & Lrg.S)         NTM201707/304SC    $ *****
----------------------------------------------------------------------------------------------------------------
TIM Cable Kit (basic)                                                                 NTM2011518/1       $ *****
----------------------------------------------------------------------------------------------------------------
TIM Cable Kit (expansion)                                                             NTM2011518/2       $ *****
----------------------------------------------------------------------------------------------------------------
Omni Hardware Kit                                                                     ERU4010000/R2      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Hardware Kit                                                                 ERU4010001/RS      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Hardware Kit                                                                 ERU4010002/RS      $ *****
----------------------------------------------------------------------------------------------------------------
Hardware Kit Expansion                                                                ERU4010003/R2      $ *****
----------------------------------------------------------------------------------------------------------------
PCM Cable                                                                             RPM5131002/15000   $ *****
----------------------------------------------------------------------------------------------------------------
PCM Cable                                                                             RPM513002/02000    $ *****
----------------------------------------------------------------------------------------------------------------
Alarm Cable                                                                           RPM513949/05100    $ *****
----------------------------------------------------------------------------------------------------------------
Installation Material
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/20      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/25      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/30      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/35      $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/40      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/45      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/50      $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/6       $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/9       $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI - 1900 MHZ CABLE                                   IPA1118078/13      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/13      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/20      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/25      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/30      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/35      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/40      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/45      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/50      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/6       $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI - 1900 MHZ CABLE                                 IPA1118079/9       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX 7/16 90DEC TO N MALE - 1900 MHZ CABLE                                 IPA1118087/13      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX 7/16 90DEC TO N MALE - 1900 MHZ CABLE                                 IPA1118087/6       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX 7/16 90DEC TO N MALE - 1900 MHZ CABLE                                 IPA1118087/9       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX 7/16 90DEC TO N MALE - 1900 MHZ CABLE                                 IPA1118087/13      $ *****
----------------------------------------------------------------------------------------------------------------
1/2 inch FSJ jumper cable, 15 FT TO N MALE - 1900 MHZ CABLE                           IPA1118650         $ *****
----------------------------------------------------------------------------------------------------------------
ALNA CABLE PT #F4/PDMDM-2 7/16MT07/16 ALNA                                            IPA1118086/2       $ *****
----------------------------------------------------------------------------------------------------------------
Spares
----------------------------------------------------------------------------------------------------------------
Extension Module Regional Processor, Speech (EMRPS)                                   ROF1318217/3       $ *****
----------------------------------------------------------------------------------------------------------------
Multicoupler (MC)                                                                     KRF111077/1        $ *****
----------------------------------------------------------------------------------------------------------------
Directional coupler-Combiner Tuning Controlling                                       KRF111043/2        $ *****
----------------------------------------------------------------------------------------------------------------
Combiner Tuning Controller (CTC)                                                      KRY1011480/1       $ *****
----------------------------------------------------------------------------------------------------------------
Measuring Coupler Unit (MCU)                                                          KRF111078/1        $ *****
----------------------------------------------------------------------------------------------------------------
TX Bandpass Filter (TXBP)                                                             KRF201155/2        $ *****
----------------------------------------------------------------------------------------------------------------
Filter Shelf, BIAS, T Single Cell                                                     KRC131071/1        $ *****
----------------------------------------------------------------------------------------------------------------
Filter Shelf, BIAS T Dual Cell                                                        KRC131072/1        $ *****
----------------------------------------------------------------------------------------------------------------
RX Bandpass Filters (RXBP) ANPC1                                                      KRC131074/1        $ *****
----------------------------------------------------------------------------------------------------------------
RX Bandpass Filters (RXBP) ANPC2                                                      KRC131075/1        $ *****
----------------------------------------------------------------------------------------------------------------
ANPC1, RX/BP A-band                                                                   KRC131079/1        $ *****
----------------------------------------------------------------------------------------------------------------
ANPC2, RX/BP A-Band                                                                   KRC131080/1        $ *****
----------------------------------------------------------------------------------------------------------------
Filter Single Shelf Cell, A Band, ANPC1                                               KRC131081/11       $ *****
----------------------------------------------------------------------------------------------------------------
Filter Shelf, Single shelf                                                            KRC131081/12       $ *****
----------------------------------------------------------------------------------------------------------------
___ Unit ANPC1/RXBP+BIAS-T C band                                                     KRC131081/13       $ *****
----------------------------------------------------------------------------------------------------------------
___ Single Shelf Cell, A Band, ANPC2                                                  KRC131082/1        $ *****
----------------------------------------------------------------------------------------------------------------
Filter Shelf Dual Shelf                                                               KRC131082/2        $ *****
----------------------------------------------------------------------------------------------------------------
Data Connection Board for TCB (DCON Board)                                            ROF36713/1         $ *****
----------------------------------------------------------------------------------------------------------------
Fan Connection Board for TCB (PFCON Board)                                            ROF367132/2        $ *****
----------------------------------------------------------------------------------------------------------------
Fan Unit for TCB                                                                      BKV301011/1        $ *****
----------------------------------------------------------------------------------------------------------------
Base Kit (included free of charge with cell site order)                               NTM201298          $ *****
----------------------------------------------------------------------------------------------------------------
Side Cover (include. free of charge with order of cell site)                          NTM201674/1        $ *****
----------------------------------------------------------------------------------------------------------------
Fan Unit For ANPC                                                                     BKV301246/2401     $ *****
----------------------------------------------------------------------------------------------------------------
Front Cover                                                                           SXK1073774/1       $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped CRI Cabinet                                                                BFD74905           $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped TCB Cabinet                                                                SEB112623          $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped ANPC1 Cabinet                                                              BFD750004/2        $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped ANPC2 Cabinet                                                              BFD750005/2        $ *****
----------------------------------------------------------------------------------------------------------------
Extension Module Regional Processor (EMRP)                                            ROF131995/7        $ *****
----------------------------------------------------------------------------------------------------------------
Signal Terminal Board (STR)                                                           ROF1314445/2       $ *****
----------------------------------------------------------------------------------------------------------------
Cabinet Identification (CID)                                                          BGM13669           $ *****
----------------------------------------------------------------------------------------------------------------
Exchange Terminal Board 24 Channel PCM (ETB)                                          ROF1377892/1       $ *****
----------------------------------------------------------------------------------------------------------------
____ DC/DC Converters (DC/DC CRI)                                                     ROF1348002/1       $ *****
----------------------------------------------------------------------------------------------------------------
____ Clock Time Switch (NTSW), (TIM)                                                  ROF1372745/1       $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
Radio Transceiver Terminal (RTT) TIM                                                  ROF1372744/1       $ *****
----------------------------------------------------------------------------------------------------------------
TIM (Timing Module                                                                    ROF367150/1        $ *****
----------------------------------------------------------------------------------------------------------------
Power Connection Board (POC)                                                          ROA1193175/3       $ *****
----------------------------------------------------------------------------------------------------------------
Alarm Unit Internal and External Alarms (ALM)                                         ROA1193157/2       $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      1997 RBS 884 MACRO PRICING (800 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price

                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
Standard Cabinets
----------------------------------------------------------------------------------------------------------------
Transceiver Cabinet w/o PSP (TCB)                                                     BFE40166/1         $ *****
----------------------------------------------------------------------------------------------------------------
TCB - High Power                                                                      BFE40166/2         $ *****
----------------------------------------------------------------------------------------------------------------
Control Radio Interface Fully Equipped (CRI)                                          BFE401741          $ *****
----------------------------------------------------------------------------------------------------------------
Control Radio Interface Half Equipped (CRI)                                           BFE40174/2         $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet (ATCC 1)                                                    BFE40158/1         $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Cabinet (ATCC 2)                                                    BFE401059/1        $ *****
----------------------------------------------------------------------------------------------------------------
ATCC 1 - High Power                                                                   BFE401050/1        $ *****
----------------------------------------------------------------------------------------------------------------
ATCC 2 - High Power                                                                   BFE401050/2        $ *****
----------------------------------------------------------------------------------------------------------------
ATCC 3 - High Power                                                                   BFE401052/1        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet Cell 1 (ANPC1)                                              BFE401022/1        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet Cell 2 & 3 (ANPC2)                                          BFE401023/1        $ *****
----------------------------------------------------------------------------------------------------------------
Antenna Near Part Cabinet (ANPC3)                                                     BFE401022/2        $ *****
----------------------------------------------------------------------------------------------------------------
ANPC 1 - High Power                                                                   BFE401037/1        $ *****
----------------------------------------------------------------------------------------------------------------
ANPC 2 - High Power                                                                   BFE401038/1        $ *****
----------------------------------------------------------------------------------------------------------------
Power Distribution Cabinet (POWDC)                                                    BMK50501/1         $ *****
----------------------------------------------------------------------------------------------------------------
POWDC - High Power                                                                    BMK50501/3         $ *****
----------------------------------------------------------------------------------------------------------------
Hardware Components
----------------------------------------------------------------------------------------------------------------
Low Power Transceiver (10W Power Class)                                               KRC12110/2         $ *****
----------------------------------------------------------------------------------------------------------------
Medium Power Transceiver (30W Power Class)                                            KRC12110/3         $ *****
----------------------------------------------------------------------------------------------------------------
High Power Transceiver (50W Power Class)                                              KRC12104/4         $ *****
----------------------------------------------------------------------------------------------------------------
Dummy Transceiver                                                                     SXK1074011/1       $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 16                                                                     KRY12153/1         $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 4                                                                      KRY12153/3         $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 8/2                                                                    KRY12153/6         $ *****
----------------------------------------------------------------------------------------------------------------
Power Splitter 2/2                                                                    KRY12153/5         $ *****
----------------------------------------------------------------------------------------------------------------
Radio Frequency Test Loop Kit                                                         NTMROA1193156/2    $ *****
----------------------------------------------------------------------------------------------------------------
CTC Expansion Kit for ATCC3 (High Power)                                              BFZ10131           $ *****
----------------------------------------------------------------------------------------------------------------
Autotune Combiner Quad with Mounting Kit, High Power                                  BFZ10132           $ *****
----------------------------------------------------------------------------------------------------------------
ATCC1 Start Set                                                                       BFZ101012/1        $ *****
----------------------------------------------------------------------------------------------------------------
ATCC2 Start Set                                                                       BFZ101006/1        $ *****
----------------------------------------------------------------------------------------------------------------
CRI Expansion Kit                                                                     1BFE40174/1        $ *****
----------------------------------------------------------------------------------------------------------------
Earthquake Kit                                                                        NTM201680/1        $ *****
----------------------------------------------------------------------------------------------------------------
Address Plug Kit for second CRI                                                       NTM201702/1        $ *****
----------------------------------------------------------------------------------------------------------------
TMA - High Power                                                                      NTMZHH601015/1     $ *****
----------------------------------------------------------------------------------------------------------------
Power Equipment found in RBS POWER Sheet
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RBS Software
----------------------------------------------------------------------------------------------------------------
Basic/O&M Software Rev. 1.0                                                           RBS4002000         $ *****
----------------------------------------------------------------------------------------------------------------
IS-136 TDMA Transceiver Software Rev. 1.0                                             RBS4002002         $ *****
----------------------------------------------------------------------------------------------------------------
RFTL Software Rev. 1.0                                                                RBS4002003         $ *****
----------------------------------------------------------------------------------------------------------------
Installation Material
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit 1 - 14 TRX (1 - 12 RF Carriers), 10W                                   NTM201686/100      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 15 - 26 (13 - 24 RF Carriers) TRX, 10W                                NTM201686/101      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 1-14 TRX (1-12 RF Carriers), 10W                                  NTM201686/200      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 15-22 TRX (13-20 RF Carriers), 10W                                NTM201686/201      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 23-26 TRX (21-24 RF Carriers) 10W                                 NTM201686/202      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 1-10 TRX (1-8 RF Carriers), 10W                                   NTM201686/300      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 11-14 TRX (9-12 RF Carriers), 10W                                 NTM201686/301      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 19-22 TRX (17-20 RF Carriers), 10W                                NTM201686/303      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 23 - 26 TRX (21-24 RF Carriers), 10W                              NTM201686/304      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 1 - 6 TRX (1-4 RF Carriers), 30W                                      NTM201686/400      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 7 -14 TRX (5 -12 RF Carriers), 30W                                    NTM201686/401      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 15 -22 TRX (13-20 RF Carriers), 30 W                                  NTM201686/402      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Cable Kit, 23 -26 TRX (21 - 24 RF Carriers), 30W                                 NTM201686/403      $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 1-6 TRX (1-4 RF Carriers), 30 W                                   NTM201686/500      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 7-10 TRX (5-8 RF Carriers), 30                                    NTM201686/501      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 11-14 TRX (9-12 RF Carriers), 30W                                 NTM201686/502      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 15-18 TRX (13-16 RF Carriers), 30W                                NTM201686/503      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 19-22 TRX (17-20 RF Carriers), 30W                                NTM201686/504      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Cable Kit, 23-26 TRX (21-24 RF Carriers), 30 W                               NTM201686/505      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 1-6 TRX (1-4 RF Carriers), 30W                                    NTM201686/600      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 7-10 TRX (5-8 RF Carriers) 30 W                                   NTM201686/601      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 11-14 TRX (9-12 RF Carriers), 30W                                 NTM201686/602      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 15 - 18 TRX (13-15 RF Carriers), 30W                              NTM201686/603      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 19 -22 TRX (17-20 RF Carriers), 30 W                              NTM201686/604      $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Cable Kit, 23 - 26 TRX (21 - 24 RF Carriers), 30 W                           NTM201686/605      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 1-4 carriers                                                                    NTM201686/700      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 5-8 carriers                                                                    NTM201686/701      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 9-12 carriers                                                                   NTM201686/702      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 13-20 carriers                                                                  NTM201686/703      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 1-20 carriers                                                                   NTM201686/705      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 21-28 carriers                                                                  NTM201686/706      $ *****
----------------------------------------------------------------------------------------------------------------
OMNI, 29-32 carriers                                                                  NTM201686/707      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 1-4 carriers                                                                   NTM201686/800      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 5-8 carriers                                                                   NTM201686/801      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 9-12 carriers                                                                  NTM201686/802      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 13-16 carriers                                                                 NTM201686/803      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 17-20 carriers                                                                 NTM201686/804      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 1-20 carriers                                                                  NTM201686/809      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 21-28 carriers                                                                 NTM201686/810      $ *****
----------------------------------------------------------------------------------------------------------------
2 SEC, 29-32 carriers                                                                 NTM201686/811      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 1-4 carriers                                                                   NTM201686/900      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 5-8 carriers                                                                   NTM201686/901      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 9-12 carriers                                                                  NTM201686/902      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 13-16 carriers                                                                 NTM201686/903      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 17-20 carriers                                                                 NTM201686/904      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 1-20 carriers                                                                  NTM201686/909      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 21-28 carriers                                                                 NTM201686/910      $ *****
----------------------------------------------------------------------------------------------------------------
3 SEC, 29-32 carriers                                                                 NTM201686/911      $ *****
----------------------------------------------------------------------------------------------------------------
Omni Hardware Kit                                                                     ERU4010000/R2      $ *****
----------------------------------------------------------------------------------------------------------------
2 Sector Hardware Kit                                                                 ERU401001/R2       $ *****
----------------------------------------------------------------------------------------------------------------
3 Sector Hardware Kit                                                                 ERU401002/R2       $ *****
----------------------------------------------------------------------------------------------------------------
Hardware Kit Expansion                                                                ERU4010003/R2      $ *****
----------------------------------------------------------------------------------------------------------------
PCM Cable                                                                             RPM5131002/15000   $ *****
----------------------------------------------------------------------------------------------------------------
PCM Cable                                                                             RPM5131002/02000   $ *****
----------------------------------------------------------------------------------------------------------------
Alarm Cable                                                                           RPM51349/05100     $ *****
----------------------------------------------------------------------------------------------------------------
TX-SUPERFLEX-7/1690DEG-T07/16STRAI-800HP/1900 MH                                      IPA1118078/25      $ *****
----------------------------------------------------------------------------------------------------------------
RX-SUPERFLEX-N-MALE90DEG-T07/16STRAI-800HP/1900                                       IPA1118079/25      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-850MHZ CABLE                                               IPA1118078/13      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/13      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/25      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/30      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/35      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/40      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/45      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/50      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/6       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-41.95-TO-N-800MHZ CABLE                                               IPA1118082/9       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/13      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/20      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/25      $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/30      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/35      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/40      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/45      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/50      $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/6       $ *****
----------------------------------------------------------------------------------------------------------------
MACRO SUPERFLEX-NMALE90 TO N-MALE-800 MHz                                             IPA1118083/9       $ *****
Spares
----------------------------------------------------------------------------------------------------------------
Extension Module Regional Processor, Speech (EMRPS)                                   ROF1318217/3       $ *****
----------------------------------------------------------------------------------------------------------------
Directional Coupler-Combiner Tuning Controlling Multicouler (MC)g                     KRF111043/2        $ *****
----------------------------------------------------------------------------------------------------------------
Multicoupler (MC)                                                                     KRF111076/1        $ *****
----------------------------------------------------------------------------------------------------------------
Combiner Tuning Controller (CTC)                                                      KRY1011456/2       $ *****
----------------------------------------------------------------------------------------------------------------
ATC Quad Filter, Spare                                                                KRF201239/1        $ *****
----------------------------------------------------------------------------------------------------------------
RX Bandpass Filters (RXBP) ANPC1                                                      KRC131068/1        $ *****
----------------------------------------------------------------------------------------------------------------
RX Bandpass Filters (RXBP) ANPC2                                                      KRC131069/1        $ *****
----------------------------------------------------------------------------------------------------------------
Data Connection Board for TCB (DCON Board)                                            ROF367131/1        $ *****
----------------------------------------------------------------------------------------------------------------
Fan Connection Board for TCB (PFCON Board)                                            ROF367132/2        $ *****
----------------------------------------------------------------------------------------------------------------
Fan Unit For TCB                                                                      BKV301011/1        $ *****
----------------------------------------------------------------------------------------------------------------
Fan Unit                                                                              BKV30102/1         $ *****
----------------------------------------------------------------------------------------------------------------
Fan Unit for ANPC                                                                     BKV301246/2401     $ *****
----------------------------------------------------------------------------------------------------------------
Extension Module Regional Processor (EMRP)                                            ROF131995/7        $ *****
----------------------------------------------------------------------------------------------------------------
Signal Terminal Board (STR)                                                           ROF1314445/2       $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped CRI Cabinet                                                                BFD74905           $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped TCB Cabinet                                                                SEB112623          $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped ANPC 1 Cabinet                                                             BFD750004/2        $ *****
----------------------------------------------------------------------------------------------------------------
Unequipped ANPC 2 Cabinet                                                             BFD750005/2        $ *****
----------------------------------------------------------------------------------------------------------------
Base Kit (included free of charge if ordering with cell site)                         NTM201298          $ *****
----------------------------------------------------------------------------------------------------------------
Side Covers (included free of charge if ordering w/cell site)                         NTM201674/1        $ *****
----------------------------------------------------------------------------------------------------------------
Cabinet Identification (CID)                                                          BGM13669           $ *****
----------------------------------------------------------------------------------------------------------------
Exchange Terminals Board 24 Channel PCM (ETB)                                         ROF1377892/1       $ *****
----------------------------------------------------------------------------------------------------------------
Front Cover                                                                           SXK1073774/1       $ *****
----------------------------------------------------------------------------------------------------------------
Redundant DC/DC Converters (Dc/DC CRI)                                                ROF1348002/1       $ *****
----------------------------------------------------------------------------------------------------------------
Timing Module (TIM), OPTIONAL                                                         ROF367150/1        $ *****
----------------------------------------------------------------------------------------------------------------
Node Clock Time Switch (NTSW), (TIM) OPTIONAL                                         ROF1372745/1       $ *****
----------------------------------------------------------------------------------------------------------------
Radio Transceiver Terminal (RTT), (TIM), OPTIONAL                                     ROF1372744/1       $ *****
----------------------------------------------------------------------------------------------------------------
Radio Transceiver Terminal, (RTT)                                                     ROF1377870/3       $ *****
----------------------------------------------------------------------------------------------------------------
Remote Interface Timeswitch (RITSW)                                                   ROF1377968/1       $ *****
----------------------------------------------------------------------------------------------------------------
Power Connection Board (POC)                                                          ROA1193175/3       $ *****
----------------------------------------------------------------------------------------------------------------
Alarm Unit Internal and External Alarms (ALM)                                         ROA1193157/2       $ *****
----------------------------------------------------------------------------------------------------------------
Filter Unit TXBP MCU (ANPC1)                                                          KRC131070/1        $ *****
----------------------------------------------------------------------------------------------------------------
Filter Unit TXBP MCU (ANPC2)                                                          KRC131070/2        $ *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (800 MHZ)
21-Nov-97
---------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                           ATP
 separately                                                                                              Unit
                                                                                                        Price

                                    DESCRIPTION                                       ARTICLE NUMBER
---------------------------------------------------------------------------------------------------------------
Standard Cabinets
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, A, 24, 0 Ext., Double Duplex                                      RBS4000001        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, A, 24, 1 Ext. Double Duplex                                       RBS4000002        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, A, 24, 2 Ext., Double Duplex                                      RBS4000003        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, B, 24, 0 Ext., Double Duplex                                      RBS4000004        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, B, 24, 1 Ext. Double Duplex                                       RBS4000005        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cabinet Micro, B, 24, 2 Ext. Double Duplex                                       RBS4000006        $ *****
---------------------------------------------------------------------------------------------------------------
Primary Cabinet Micro, A, Double Duplex                                               RBS4000016        $ *****
---------------------------------------------------------------------------------------------------------------
Primary Cabinet Micro, B, Double Duplex                                               RBS4000017        $ *****
---------------------------------------------------------------------------------------------------------------
Expansion Cabinet Micro Double Duplex                                                 RBS4000019        $ *****
---------------------------------------------------------------------------------------------------------------
Expansion Cabinet Micro TX/RX                                                         RBS4000020        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cab., A-Band, Sep. TX/RX, 0 Ext                                                  RBS4000021        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cab., A-Band, Sep. TX/RX, 1 Ext.                                                 RBS4000022        $ *****
---------------------------------------------------------------------------------------------------------------
Main Cab., A-Band, Sep. TX/RX, 2 Ext                                                  RBS4000023        $ *****
---------------------------------------------------------------------------------------------------------------
Prim Cabinet, A-Band, Sep. TX/RX                                                      RBS4000024        $ *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

+24V, D.C. TEMPORARILY UNSALEABLE
---------------------------------------------------------------------------------------------------------------
Component Hardware
---------------------------------------------------------------------------------------------------------------
1.5 Watt Transceiver with cable                                                       RBS4001000        $ *****
---------------------------------------------------------------------------------------------------------------
Radio Frequency Test Loop Kit                                                         RBS4001100        $ *****
---------------------------------------------------------------------------------------------------------------
Mounting Set for 19" Rack                                                             NTM2011321        $ *****
---------------------------------------------------------------------------------------------------------------
Mounting Set for Wall Mount                                                           NTM2011322        $ *****
---------------------------------------------------------------------------------------------------------------
Mounting Set for a Telco Rack                                                         NTM2011323        $ *****
---------------------------------------------------------------------------------------------------------------
Mounting Kit, RBS 884M, 19" Rack                                                      NTM20205/21       $ *****
---------------------------------------------------------------------------------------------------------------
Dummy Transceiver                                                                     SXK1074011/1      $ *****
---------------------------------------------------------------------------------------------------------------
Multiple Carrier Power Amplifier MPCA W TXBP filter                                   KRB1011042/2      $ *****
---------------------------------------------------------------------------------------------------------------
MOUNTING KIT MCPA                                                                     NTM20205/1        $ *****
---------------------------------------------------------------------------------------------------------------
MOUNTING KIT RBS884M                                                                  NTM20205/2        $ *****
---------------------------------------------------------------------------------------------------------------
Mounting Kit, MCPA, 19" Rack                                                          NTM20205/11       $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT, SINGLE ANTENNA, NO DIVERSITY                                               NTM2011312/11     $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT                                                                             NTM2011324/11     $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT                                                                             NTM2011325        $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT                                                                             NTM201962/1       $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT                                                                             NTM201962/2       $ *****
---------------------------------------------------------------------------------------------------------------
CABLE KIT                                                                             NTM201962/3       $ *****
---------------------------------------------------------------------------------------------------------------
+24 V, D.C.
---------------------------------------------------------------------------------------------------------------
TRX Cable Kit                                                                         RPM513977/00185   $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 1                                                                           NTM2011312/10     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 3                                                                           NTM2011312/12     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 5                                                                           NTM2011324/10     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 7                                                                           NTM2011324/12     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 8                                                                           NTM2011313/1      $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 9                                                                           NTM2011313/2      $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 10                                                                          NTM2011314/20     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 12                                                                          NTM2011314/22     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 13                                                                          NTM2011314/30     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 15                                                                          NTM2011314/32     $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 17                                                                          NTM2011318        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit 18                                                                          NTM2011319        $ *****
---------------------------------------------------------------------------------------------------------------
RBS Software
---------------------------------------------------------------------------------------------------------------
Basic/O&M Software Rev. 1.0                                                           RBS4002000        $ *****
---------------------------------------------------------------------------------------------------------------
IS-136 TDMA Transceiver Software Rev. 1.0                                             RBS4002002        $ *****
---------------------------------------------------------------------------------------------------------------
RFTL Software Rev. 1.0                                                                RBS4002003        $ *****
---------------------------------------------------------------------------------------------------------------
Installation Material
---------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
Cable Kit f. Main Cab. Sep TX/RX                                                      RBS4000301        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit f. 1 Main+Exp. Cab. Sep. TX/RX                                              RBS4000302        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit f. 1 Main+2 Exp. Cab. Sep. TX/RX                                            RBS4000303        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit f. 1 Main+1 Prim. Cab. Sep. TX/RX                                           RBS4000304        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit f. 1 Main+1 Prim+1 Exp. Cab. Sep. TX/RX                                     RBS4000305        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit f. 1 Main+2 Prim. Cab. Sep. TX/RX                                           RBS4000306        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main Cab, Dbl Duplex                                                    RBS4000307        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main + 1 Exp Cab, Dbl Duplex                                            RBS4000308        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main + 2 Exp Cab, Dbl Duplex                                            RBS4000309        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main + 1 PrimCab, Dbl Duplex                                            RBS4000310        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main + 1 Prim & 1 Exp. Cab., Dbl Duplex                                 RBS4000311        $ *****
---------------------------------------------------------------------------------------------------------------
Cable Kit for Main + 2 Prim Cab., Dbl Duplex                                          RBS4000312        $ *****
---------------------------------------------------------------------------------------------------------------
External Cable kit for Main + Exp. Cab. Sep. TR/RX                                    RBS4000313        $ *****
---------------------------------------------------------------------------------------------------------------
External Cable kit for Main + 2 Exp. Cab. Sep. TR/RX                                  RBS4000314        $ *****
---------------------------------------------------------------------------------------------------------------
External Cable kit for Main + 1 Prim. Cab. Sep. TR/RX                                 RBS4000315        $ *****
---------------------------------------------------------------------------------------------------------------
External Cable kit for Main + Prim + 1 Exp. Cab. Sep. TR/RX                           RBS4000316        $ *****
---------------------------------------------------------------------------------------------------------------
External Cable Kit for Main + Prim. Cab. Sep. TR/RX                                   RBS4000317        $ *****
---------------------------------------------------------------------------------------------------------------
Ext. Cable Kit for 1 Main+1 Ex/ Cab. Dbl. Duplex                                      RBS4000318        $ *****
---------------------------------------------------------------------------------------------------------------
Ext. Cable Kit for 1 Main+2 Exp. Cab. Dbl. Duplex                                     RBS4000319        $ *****
---------------------------------------------------------------------------------------------------------------
Ext. Cable Kit for 1 Main+1 Prim., Cab. Doub. Duplex                                  RBS4000320        $ *****
---------------------------------------------------------------------------------------------------------------
Ext. Cable Kit for 1 Main + 1 Prim.+1 Exp., Cab. Dbl. Duplex                          RBS4000321        $ *****
---------------------------------------------------------------------------------------------------------------
Ext. Cable Kit for 1 Main+2 Prim., Cab. Dbl. Duplex                                   RBS4000322        $ *****
Power Equipment found in Rbs POWER Sheet
---------------------------------------------------------------------------------------------------------------
Micro base Interface Board (REMUX) SH                                                 ROF367148/1       $ *****
---------------------------------------------------------------------------------------------------------------
Microcell EMRP (EMRPM)                                                                ROF367147/1       $ *****
---------------------------------------------------------------------------------------------------------------
Microcell STR Board (STRM)                                                            ROF367146/1       $ *****
---------------------------------------------------------------------------------------------------------------
Multicoupler                                                                          KRF-111073/1      $ *****
---------------------------------------------------------------------------------------------------------------
CONN Board (CONN)                                                                     ROF367149/1       $ *****
---------------------------------------------------------------------------------------------------------------
Microcell Fan Unit (Fan Unit Micro)                                                   BKV301010/2       $ *****
---------------------------------------------------------------------------------------------------------------
Alarm Unit Internal and External Alarms (ALM)                                         ROA1193157/2      $ *****
---------------------------------------------------------------------------------------------------------------
CABCOMB-2-2, + 24V D.C.                                                               ROF367148/3       $ *****
---------------------------------------------------------------------------------------------------------------
CABCOMB-2-2                                                                           KRF102101/3       $ *****
---------------------------------------------------------------------------------------------------------------
CABCOMB-3-2                                                                           KRF102101/4       $ *****
---------------------------------------------------------------------------------------------------------------
CABCOMB-3/2-1                                                                         KRF102101/5       $ *****
---------------------------------------------------------------------------------------------------------------
Combfilt-mail - 2- A - Micro                                                          KRF102103/4       $ *****
---------------------------------------------------------------------------------------------------------------
Combfilt - main - 2 - B - Micro                                                       KRF102103/7       $ *****
---------------------------------------------------------------------------------------------------------------
Blank Panel 10                                                                        SXK1074013/501    $ *****
---------------------------------------------------------------------------------------------------------------
Blank Panel 12                                                                        SXK1074013/601    $ *****
---------------------------------------------------------------------------------------------------------------
Front Cover                                                                           SXK1073774/1      $ *****
---------------------------------------------------------------------------------------------------------------
Side Cover (include. free of charge with order of cell site)                          NTM201674/1       $ *****
---------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (800 MHZ)
19-Nov-97
--------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                          ATP
 separately                                                                                             Unit
                                                                                                       Price

                                    DESCRIPTION                                       ARTICLE NUMBER
--------------------------------------------------------------------------------------------------------------
Standard Cabinets
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact A. 24, Outdoor, Double Duplex                                    RBS4000050       $ *****
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact, B, 24, Outdoor, Double Duplex                                   RBS4000051       $ *****
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact, A, 24, 1 Ext, Outdoor, Double Duplex                            RBS4000060       $ *****
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact, B, 24, 1 Ext, Outdoor, Double Duplex                            RBS4000061       $ *****
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact, A, 24, 2 Ext, Outdoor, Double Duplex                            RBS4000070       $ *****
--------------------------------------------------------------------------------------------------------------
Main Cabinet Compact, B, 24, 2 Ext, Outdoor, Double Duplex                            RBS4000071       $ *****
--------------------------------------------------------------------------------------------------------------
Primary Cabinet Compact, A, Outdoor, Double Duplex                                    RBS4000083       $ *****
--------------------------------------------------------------------------------------------------------------
Primary Cabinet Compact, B, Outdoor, Double Duplex                                    RBS4000084       $ *****
--------------------------------------------------------------------------------------------------------------
Expansion Cabinet Compact, Duplex, Outdoor                                            RBS4000091       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Component Hardware
--------------------------------------------------------------------------------------------------------------
Low Power Transceiver (10W Power Class) with cable                                    RBS4001001       $ *****
--------------------------------------------------------------------------------------------------------------
Radio Frequency Test Loop Kit                                                         RBS4001102       $ *****
--------------------------------------------------------------------------------------------------------------
Radio Frequency Test Loop Kit, Double Duplex, TX/RX Filters                           RBS4001103       $ *****
--------------------------------------------------------------------------------------------------------------
Mounting Base                                                                         SXK1075101/1     $ *****
--------------------------------------------------------------------------------------------------------------
Gasket                                                                                SX!205659/1      $ *****
--------------------------------------------------------------------------------------------------------------
Dummy Transceiver                                                                     SXK1074011/1     $ *****
--------------------------------------------------------------------------------------------------------------
RBS Software
--------------------------------------------------------------------------------------------------------------
Basic/O&M Software Rev. 1.0                                                           RBS4002000       $ *****
--------------------------------------------------------------------------------------------------------------
IS-136 TDMA Transceiver Software Rev. 1.0                                             RBS4002002       $ *****
--------------------------------------------------------------------------------------------------------------
RFTL Software Rev. 1.0                                                                RBS4002003       $ *****
--------------------------------------------------------------------------------------------------------------
Installation Material
--------------------------------------------------------------------------------------------------------------
Cable Kit for 1 Exp Cab, Dbl Duplex                                                   RBS4000205       $ *****
--------------------------------------------------------------------------------------------------------------
Cable Kit for 2 Exp Cab, Dbl Duplex                                                   RBS4000206       $ *****
--------------------------------------------------------------------------------------------------------------
Cable Kit for 1 Prim Cab, Dbl Duplex                                                  RBS4000207       $ *****
--------------------------------------------------------------------------------------------------------------
Cable Kit for 1 Prim & 1 Exp Cab, Dbl Duplex                                          RBS4000208       $ *****
--------------------------------------------------------------------------------------------------------------
Cable Kit for 2 Prim Cab, Dbl Duplex                                                  RBS4000209       $ *****
--------------------------------------------------------------------------------------------------------------
Ext. Cable Kit f. Main+1 Exp. Cab. Dbl, Dupl                                          RBS4000217       $ *****
--------------------------------------------------------------------------------------------------------------
Ext. Cable Kit f. Main+2 Exp. Cab. Dbl. dupl.                                         RBS4000218       $ *****
--------------------------------------------------------------------------------------------------------------
Ext. Cable Kit f. Main+1 Prim Cab. Dbl. dupl                                          RBS4000219       $ *****
--------------------------------------------------------------------------------------------------------------
Ext. Cable Kit. f. Main+ Prim Cab. + 1 Exp. Cab., dbl. dupl.                          RBS4000220       $ *****
--------------------------------------------------------------------------------------------------------------
Ext. Cable Kit f. Main + 2 Prim Cab., dbl. dupl.                                      RBS4000221       $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT SUPERFLEX - 7/16 MALE TON MALE - 850 MHZ CABLE                                IPA1118085/13    $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT SUPERFLEX-7/16 MALE TO N MALE- 850 MHZ CABLE                                  IPA1118085/6     $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT SUPERFLEX-7/16 MALE TO N MALE- 850 MHZ CABLE                                  IPA1118085/9     $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT - Cable Kit                                                                   NTM2011454/1     $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT - Cable Kit                                                                   NTM2011454/2     $ *****
--------------------------------------------------------------------------------------------------------------
COMPACT - Cable Kit                                                                   NTM2011454/3     $ *****
Power Equipment found in RBS POWER Sheet
--------------------------------------------------------------------------------------------------------------
Spare Parts
--------------------------------------------------------------------------------------------------------------
ACU-120V 60 HZ                                                                        BPD10421/1       $ *****
--------------------------------------------------------------------------------------------------------------
ACU-320V 50 HZ                                                                        BPD10421/2       $ *****
--------------------------------------------------------------------------------------------------------------
Interface Board (REMUX) SH                                                            ROF367148/1      $ *****
--------------------------------------------------------------------------------------------------------------
EMRPM                                                                                 ROF367147/1      $ *****
--------------------------------------------------------------------------------------------------------------
STR Board (STRM)                                                                      ROF367146/1      $ *****
--------------------------------------------------------------------------------------------------------------
Multicoupler (MC)                                                                     KRF111073/1      $ *****
--------------------------------------------------------------------------------------------------------------
Power Supply Subtrack                                                                 BFL10711/1       $ *****
--------------------------------------------------------------------------------------------------------------
Combiner Tuning Controller (CTC)                                                      KRY1011456/4     $ *****
--------------------------------------------------------------------------------------------------------------
CONN Board (CONN)                                                                     ROF367149/1      $ *****
--------------------------------------------------------------------------------------------------------------
Alarm Unit Internal and External Alarms (ALM)                                         ROA1193157/3     $ *****
--------------------------------------------------------------------------------------------------------------
Environmental Control Unit (ECU)                                                      ROA119855/1      $ *****
--------------------------------------------------------------------------------------------------------------
Combfilt - main - 2 - B compact                                                       KRF102104/7      $ *****
--------------------------------------------------------------------------------------------------------------
Combfilt - AUX - 2 compact                                                            KRF102104/9      $ *****
--------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     1997 RBS 884 MACRO PRICING (1900 MHZ)
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                               Unit
                                                                                                         Price
----------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                        ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
CABCOMB - 2 - 1 compact                                                               KRF102105/1      $ *****
--------------------------------------------------------------------------------------------------------------
CABCOMB 0 3 - 1 compact                                                               KRF102105/2      $ *****
--------------------------------------------------------------------------------------------------------------
Combfilt - main - 2 - A compact                                                       KRF102104/4      $ *****
--------------------------------------------------------------------------------------------------------------
Blank Panel 4                                                                         SXK1074013/201   $ *****
--------------------------------------------------------------------------------------------------------------
Blank Panel 10                                                                        SXK1074013/501   $ *****
--------------------------------------------------------------------------------------------------------------
Blank Panel 12                                                                        SXK1074013/601   $ *****
--------------------------------------------------------------------------------------------------------------
Fan Unit                                                                              BKV301012/1      $ *****
--------------------------------------------------------------------------------------------------------------
DC Connection Board (DC-CONN)                                                         ROF367151/1      $ *****
--------------------------------------------------------------------------------------------------------------
Distribution PCB                                                                      ROA117698/1      $ *****
--------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997  CUSTOM MSC EQUIPMENT PRICING
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                              Unit
                                                                                                         Price

                                    DESCRIPTION                                       ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
CPG Equipment
----------------------------------------------------------------------------------------------------------------
APZ21220, A-SIDE(64PS, 128DS, 8RPB)                                                   BFE301133/231     $  *****
----------------------------------------------------------------------------------------------------------------
APZ21220, -SIDE (64PS, 128DS, 8RPB)                                                   BFE301133/232     $  *****
----------------------------------------------------------------------------------------------------------------
CPG APZ 212 20 SPARES, + separately packaged Equipment                                BFE301133/K       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
OPTIONAL APZ21220 EXPANSION ITEMS:
----------------------------------------------------------------------------------------------------------------
MS (DS) Board 64 MW (Non-Dupl. Board)                                                 ROF1571003/1      $  *****
----------------------------------------------------------------------------------------------------------------
RPHM Magazine (Non-Dupl. Board)                                                       BFD744101/2       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
MS (PS) Board 16 MW (Non-Dupl. Board), APZ21211                                       ROF1314569/1      $  *****
----------------------------------------------------------------------------------------------------------------
MS (DS) Board 16 MW (Non-Dupl. Board), APZ21211                                       ROF1314569/1      $  *****
----------------------------------------------------------------------------------------------------------------
RP BUS Boards (Non-Dupl. Board), APZ21211                                             ROF1371524/1      $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
10G Equipment
----------------------------------------------------------------------------------------------------------------
When ordering an SPGO order Items #1 thru #3
----------------------------------------------------------------------------------------------------------------
#1 - 10G11B5 SPG0 "A"                                                                 BFE301139/215     $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
#2 - 10G11B5 SPG0 "B"                                                                 BFE301139/216     $  *****
Above "A" & "B" side includes the following:
----------------------------------------------------------------------------------------------------------------
   (Qty of 4) RPU Board                                                               ROF1375251/1
----------------------------------------------------------------------------------------------------------------
   (Qty of 4) LIU1 board (4 Low Speed Ports)                                          ROF1375252/1
----------------------------------------------------------------------------------------------------------------
   (Qty of 2) LIU4 Board (2 High Speed Ports)                                         ROF1375253/2
----------------------------------------------------------------------------------------------------------------
   (Qty of 2) ALAMP Board (8 Ext. Alarms)                                             ROF1377546/4
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) ALADIN Board                                                            ROF1377547/1
----------------------------------------------------------------------------------------------------------------
(Qty of 1) ALEX Board (24 Ext. Alarms)                                                ROF1377548/1
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
#3 - 1OG11B5 SPG0 ODM + SPG Spares, + sep. packaged Equip.                            BFE301139/K       $  *****
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) Optical Disk Drive  (ODD) Magazine                                      BFD744511/2
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) Optical Disk Cartridge (ODC) 1.3 GB Storage                             KEY42503/1
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) Spare ODD                                                               KDR36202/1
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) Spare Optical Disk Unit                                                 ROD90733/1
----------------------------------------------------------------------------------------------------------------
   Following are for upgrades of IOG3's to IOG 5's:
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) ODM Connection Cable                                                    RPM603193/6000    $  *****
----------------------------------------------------------------------------------------------------------------
   (Qty of 1) EBA-SC Board                                                            ROF1378407/1      $  *****
----------------------------------------------------------------------------------------------------------------
When ordering an SPG1 order items #4 thru #6
----------------------------------------------------------------------------------------------------------------
In addition to SPGO For an Initial Switch
----------------------------------------------------------------------------------------------------------------
#4-IOG11B5 SPG1 "A", ODM included                                                     BFE301141/59      $  *****
----------------------------------------------------------------------------------------------------------------
#5-IOG11B5 SPG1 "B"                                                                   BFE301141/60      $  *****
----------------------------------------------------------------------------------------------------------------
#6-IOG11B5 SPG1 "SPARES & ODM" less than (+R2A), sep. packaged equipment.             BFE301141/K       $  *****
----------------------------------------------------------------------------------------------------------------
When ordering an SPG2 order items #7 thru #9
----------------------------------------------------------------------------------------------------------------
In addition to SPGO For an Initial Switch
----------------------------------------------------------------------------------------------------------------
#7-IOG11B% SPG2 "A", ODM included                                                     BFE301141/59      $  *****
----------------------------------------------------------------------------------------------------------------
#8-IOG11B5 SPG2 "B"                                                                   BFE301141/60      $  *****
----------------------------------------------------------------------------------------------------------------
#9-IOG11B5 SPG2 "SPARES and ODM"                                                      BFE301141/K       $  *****
----------------------------------------------------------------------------------------------------------------
Note:  Each SP node requires an MTG cabinet
----------------------------------------------------------------------------------------------------------------
400 RK Adjunct Processor
----------------------------------------------------------------------------------------------------------------
_______ AP Phase 1 Hardware                                                           BFZU306500        $  *****
----------------------------------------------------------------------------------------------------------------
_______ Processor Phase 1 Software                                                    ERU8200024        $  *****
----------------------------------------------------------------------------------------------------------------
OPTIONAL SPG ITEMS
----------------------------------------------------------------------------------------------------------------
RPU Board                                                                             ROF1375251/1      $  *****
----------------------------------------------------------------------------------------------------------------
LIU1 Board (4 low-Speed Ports)                                                        ROF1375252/1      $  *****
----------------------------------------------------------------------------------------------------------------
LIU4 Board (2 High-Speed Ports)                                                       ROF1375253/2      $  *****
----------------------------------------------------------------------------------------------------------------
ALAMP Board (8 Ext. Alarms                                                            ROF1377546/4      $  *****
----------------------------------------------------------------------------------------------------------------
ALADIN Board                                                                          ROF1377547/1      $  *****
----------------------------------------------------------------------------------------------------------------
ALEX Board (24 Ext. Alarms)                                                           ROF1377548/1      $  *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997  CUSTOM MSC EQUIPMENT PRICING
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                              Unit
                                                                                                         Price

                                    DESCRIPTION                                       ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
Olympus 1300 Mo Optical Disk                                                          KDU425500         $  *****
----------------------------------------------------------------------------------------------------------------
Optical disk Drive, SPARE                                                             KRD36201          $  *****
----------------------------------------------------------------------------------------------------------------
Optical disk Drive, SPARE                                                             KDR36202/1        $  *****
----------------------------------------------------------------------------------------------------------------
Optical disk Cartridge, ODC 650 MB                                                    KDY42502          $  *****
----------------------------------------------------------------------------------------------------------------
Optical Disk Cartridge (ODC), 1.3 GB                                                  KDY42503/1        $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
2GB Hard Drive I0G11C/C5 (MCBC)                                                       ROF1377942/7      $  *****
----------------------------------------------------------------------------------------------------------------
2GB Hard Drive IOG11B/B5 (Standard MSC)                                               ROF1377942/8      $  *****
GSS Equipment
----------------------------------------------------------------------------------------------------------------
GS10 CABINET                                                                          BYB20212/504      $  *****
----------------------------------------------------------------------------------------------------------------
GS10 CABLESET                                                                         NTMBFE301048/11   $  *****
----------------------------------------------------------------------------------------------------------------
RCF CABLESET                                                                          NTM18060/136      $  *****
----------------------------------------------------------------------------------------------------------------
CLM64C MAGAZINE (less than16K)                                                        BFD748533/2       $  *****
----------------------------------------------------------------------------------------------------------------
CLM64C MAGAZINE (16-32K)                                                              BFD748533/3       $  *****
----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                                          BFD123502/2       $  *****
----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                                          BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                                          BFD112015/3       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GS11 CABINET                                                                          BYB20212/504      $  *****
----------------------------------------------------------------------------------------------------------------
GS11 CABLESET                                                                         NTMBFE301048/12   $  *****
----------------------------------------------------------------------------------------------------------------
SPM64C MAGAZINE (4K)                                                                  BFD748532/2       $  *****
----------------------------------------------------------------------------------------------------------------
SPM64C MAGAZINE (8K)                                                                  BFD748532/3       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GS7 CABINET                                                                           BYB20212/504      $  *****
----------------------------------------------------------------------------------------------------------------
GS7  CABLESET                                                                         NTMBF301048/8     $  *****
----------------------------------------------------------------------------------------------------------------
GS8 CABINET                                                                           BYB20212/504      $  *****
----------------------------------------------------------------------------------------------------------------
GS8 CABLESET                                                                          NTMBFE301048/9    $  *****
----------------------------------------------------------------------------------------------------------------
TSM64C MAGAZINE (DL2) (less than 16K)                                                 BFD744002/2       $  *****
----------------------------------------------------------------------------------------------------------------
TSM64C MAGAZINE (DL2) (16-32K)                                                        BFD744002/        $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TSS Equipment
----------------------------------------------------------------------------------------------------------------
Old ETC
----------------------------------------------------------------------------------------------------------------
TS10 CABINET                                                                          BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TS10 CABLESET                                                                         NTMBFEU304501/1   $  *****
----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                                         BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------
ETC MAGAZINE 4 PCM, PACKED                                                            BFD746502/4       $  *****
----------------------------------------------------------------------------------------------------------------
ETC MAGAZINE, 4 PCM, UNPACKED                                                         BFD746502/5       $  *****
----------------------------------------------------------------------------------------------------------------
ETC MAGAZINE, 8 PCM, PACKED                                                           BFD746502/2       $  *****
----------------------------------------------------------------------------------------------------------------
ETC MAGAZINE, 8 PCM, UNPACKED                                                         BFD746502/3       $  *****
----------------------------------------------------------------------------------------------------------------
NEW ETC24 MAGAZINE
----------------------------------------------------------------------------------------------------------------
TS10 CABINET                                                                          BYB20212/504      $  *****
----------------------------------------------------------------------------------------------------------------
ETC-GEMM1 Cable set                                                                   NTMBFE301171/1H   $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 4 PCM, UNPACKED                                                          BFD748550/12      $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 8 PCM, UNPACKED                                                          BFD748550/11      $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 16 PCM, UNPACKED                                                         BFD748550/10      $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 4 PCM, PACKED                                                            BFD748550/15      $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 8 PCM PACKED                                                             BFD748550/14      $  *****
----------------------------------------------------------------------------------------------------------------
TC MAGAZINE, 16 PCM, PACKED                                                           BFD748550/13      $  *****
----------------------------------------------------------------------------------------------------------------
TS1 CABINET                                                                           BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TS1 CABLESET                                                                          NTMBFE304102/1    $  *****
----------------------------------------------------------------------------------------------------------------
STC2C MAGAZINE V11                                                                    BFD321007/4       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TS18 CABINET                                                                          BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TS18 CABLESET                                                                         NTMBFEU304511/1   $  *****
----------------------------------------------------------------------------------------------------------------
S7ST MAGAZINE V35                                                                     BFD321539/4       $  *****
----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                                         BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------
RPD DEVICES (TMHM) AUTHENTICATION CENTER                                              BFD748513/6       $  *****
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997  CUSTOM MSC EQUIPMENT PRICING
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                              Unit
                                                                                                         Price

                                    DESCRIPTION                                       ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
RPD DEVICES (TMHM) AUTHENTICATION CENTER                                              BFD748513/7       $  *****
----------------------------------------------------------------------------------------------------------------
RPD DEVICES (TMHM) AUTHENTICATION CENTER                                              BFD748513/8       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TS19 CABINET                                                                          BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TCD6 MAGAZINE 2 - WIRE                                                                BFD115532/3       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TS6 CABINET                                                                           BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TS6 CABLESET                                                                          NTMBFE304107/1    $  *****
----------------------------------------------------------------------------------------------------------------
CSR4 MAGAZINE (DL2)                                                                   BFD323516/3       $  *****
----------------------------------------------------------------------------------------------------------------
CCD MAGAZINE (DL2)                                                                    BFD323531/6       $  *****
----------------------------------------------------------------------------------------------------------------
AST-DR MAGAZINE (DL2)                                                                 BFD748506/7       $  *****
----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                                          BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CABINET                                                                               BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
PCD-0-U-LAW MAGAZINE (DL2)                                                            BFD322510/3       $  *****
----------------------------------------------------------------------------------------------------------------
CANS MAGAZINE                                                                         BFD114508/4       $  *****
----------------------------------------------------------------------------------------------------------------
TCON MAGAZINE                                                                         BFD114010/2       $  *****
----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                                         BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------
BTR-1
----------------------------------------------------------------------------------------------------------------
24CH,D4/T1-Mag. (Front Con)                                                           SC900724          $  *****
----------------------------------------------------------------------------------------------------------------
T1 Line Input Unit                                                                    SC9017            $  *****
----------------------------------------------------------------------------------------------------------------
DC/DC Converter                                                                       SC9022            $  *****
----------------------------------------------------------------------------------------------------------------
2 Wire FXS Card (x 24)                                                                SC9023            $  *****
----------------------------------------------------------------------------------------------------------------
Printed board Assembly                                                                ROF1377890/1      $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TS8 CABINET                                                                           BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TS8 CABLESET                                                                          NTMBFE304109/1    $  *****
----------------------------------------------------------------------------------------------------------------
PCD-0 U-LAW MAGAZINE (DL2)                                                            BFD322510/3       $  *****
----------------------------------------------------------------------------------------------------------------
KRDD MAGAZINE                                                                         BFD742503/5       $  *****
----------------------------------------------------------------------------------------------------------------
KR MAGAZINE                                                                           BFD116503/6       $  *****
----------------------------------------------------------------------------------------------------------------
CR4 MAGAZINE (DTMF)                                                                   BFD116503/4       $  *****
----------------------------------------------------------------------------------------------------------------
CSKD MAGAZINE                                                                         BDF321558/4       $  *****
----------------------------------------------------------------------------------------------------------------
CS$ MAGAZINE (DTMF)                                                                   BFD114505/2       $  *****
----------------------------------------------------------------------------------------------------------------
MBLC MAGAZINE (MBLC)                                                                  BFD115532/2       $  *****
----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                                         BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TRA CABINET, TRAB 2                                                                   BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TRA CABLESET                                                                          NTMBFE301156/1H   $  *****
----------------------------------------------------------------------------------------------------------------
FAN UNIT                                                                              804/BYB202        $  *****
----------------------------------------------------------------------------------------------------------------
TRA-EM MAGAZINE (support 64 digital voice TRXs)                                       BFD746505/2       $  *****
----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                                          BFD742401/2       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Operations Maintenance Subsystem (OMS)
----------------------------------------------------------------------------------------------------------------
OM1 Cabinet                                                                           BYB20224/504      $  *****
----------------------------------------------------------------------------------------------------------------
TONED (TTON)                                                                          BYD321522/8       $  *****
----------------------------------------------------------------------------------------------------------------
CANSC (TTON)                                                                          BFD321522/5       $  *****
----------------------------------------------------------------------------------------------------------------
CANS (EM-CANS)                                                                        BFD114508/2       $  *****
----------------------------------------------------------------------------------------------------------------
PRT(TRU)                                                                              BFD322543/3       $  *****
----------------------------------------------------------------------------------------------------------------
CANSD (TTON)                                                                          BFD321522/6       $  *****
----------------------------------------------------------------------------------------------------------------
CANS MAGAZINE                                                                         BFD114508/4       $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Miscellaneous Equipment
----------------------------------------------------------------------------------------------------------------
MAINTENANCE AIDS - REDUCED (DOMESTIC)                                                 ERU2400004        $  *****
----------------------------------------------------------------------------------------------------------------
MAINTENANCE AIDS - STANDARD (DOMESTIC)                                                ERU2400005        $  *****
----------------------------------------------------------------------------------------------------------------
MAINTENANCE AIDS - REDUCED (SWEDEN)                                                   ERU2400006        $  *****
----------------------------------------------------------------------------------------------------------------
MAINTENANCE AIDS - STANDARD (SWEDEN)                                                  ERU2400007        $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997  CUSTOM MSC EQUIPMENT PRICING
9-Dec-97
----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            ATP
 separately                                                                                              Unit
                                                                                                         Price

                                    DESCRIPTION                                       ARTICLE NUMBER
----------------------------------------------------------------------------------------------------------------
RECORDING TOOL                                                                        LPB11006          $  *****
----------------------------------------------------------------------------------------------------------------
UV ERASER                                                                             LPP10502          $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ALD-ALARM PANEL (LARGE) 48V                                                           BGA311110         $  *****
----------------------------------------------------------------------------------------------------------------
ALD-ALARM PANEL (SMALL) 48V                                                           BGA311111         $  *****
----------------------------------------------------------------------------------------------------------------
RECOMMENDATION TO CUSTOMER FOR PC EQUIPMENT:
----------------------------------------------------------------------------------------------------------------
___ PURCHASE YOUR OWN
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Spares
----------------------------------------------------------------------------------------------------------------
APT SPARES KIT (New Switches only) see note below)                                    ERU2300013        $ *****
----------------------------------------------------------------------------------------------------------------
APT Spares Package for EasyPack is ERU2300015
----------------------------------------------------------------------------------------------------------------
SPARE PARTS FOR BZA 205 POWER PLANT                                                   ERU5420001        $  *****
----------------------------------------------------------------------------------------------------------------
TAPE AND OPTICAL DISK STORAGE CABINET                                                 119AXE            $  *****
----------------------------------------------------------------------------------------------------------------
SPARES CABINET                                                                        121AXE            $  *****
----------------------------------------------------------------------------------------------------------------
SEISMIC SPARES CABINET 18"                                                            419AXE18          $  *****
----------------------------------------------------------------------------------------------------------------
SEISMIC SPARES CABINET 22"                                                            419AXE22          $  *****
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
*for all Expansions order at the board level
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Power Equipment see separate sheet Switch Power
----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997 HOME LOCATION REGISTER (STANDALONE) PRICING
22-Aug-97
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    ATP
                                                                                                                    Unit
                                                                                                                   Price
                               EQUIPMENT DESCRIPTION                                      ARTICLE NUMBER
------------------------------------------------------------------------------------------------------------------------------
Standard Equipment
------------------------------------------------------------------------------------------------------------------------------
Basic HLR  Node (APZ 212 20 PROCESSOR)                                                ERU2110042                      $  *****
------------------------------------------------------------------------------------------------------------------------------
   64 mw (Duplicated) PS Memory
------------------------------------------------------------------------------------------------------------------------------
   128 MW (Duplicated) DS Memory*
------------------------------------------------------------------------------------------------------------------------------
   CPG Spares
------------------------------------------------------------------------------------------------------------------------------
   Optical Disk
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Single IOG-11B Node                                                                   ERU2110041                      $  *****
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total APZ21220                                                                                                        $  *****
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Note #! - Additional memory may be required depending on Application System requirements
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL REQUIRED EQMT.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Alarm Panels (Large and Small)
------------------------------------------------------------------------------------------------------------------------------
SS7 Magazines and Cabinet
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

Note:  SCP node functionality requires HLR node hardware and WIIN SW package
      (i.e. SCP 2.0).

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    1997 HLR SOFTWARE PRICING
24-Jun-97
-------------------------------------------------------------------------------------------------
                                                                                 List
                                                                                 Unit
                                                                                Price
DESCRIPTION                                          ARTICLE NUMBER
-------------------------------------------------------------------------------------------------
0-100,000 HLR Subscribers                            ERU8221108      $    ***** Subsystem RTU Fee
-------------------------------------------------------------------------------------------------
100,001 - 200,000 HLR Subscribers                    ERU8221109      $    ***** Subsystem RTU Fee
-------------------------------------------------------------------------------------------------
200,001 - 300,000 HRL Subscribers                    ERU8221110      $    ***** Subsystem RTU Fee
-------------------------------------------------------------------------------------------------
More than 300,000 HRL Subscribers                    ERU8221111      $    ***** Subsystem RTU Fee
-------------------------------------------------------------------------------------------------


1997 HLR Software Notes:

1. Above fees are incremental based on subscriber growth. An Accounting will be done on August 20 of each year to determine additional fees due.
2. ALL HLR Subsystem Fees are subject to a *****% annual maintenance fee based on current pay-as-you-grow software purchase amount. This maintenance fee is payable on a monthly basis 13 months after system acceptance.
3. WIN Pricing (includes SCP & SMAS SW) and is located in a separate price sheet entitled WIN SW (SCP&SMAS SW)

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                          1997 DOCUMENTATION PRICING
10-Oct-97
--------------------------------------------------------------------------------------------------------------
                                                                                                        List
                                                                                                        Unit
                                                                                                       Price
                                    DESCRIPTION                                       ARTICLE NUMBER
--------------------------------------------------------------------------------------------------------------
AS 100/101
--------------------------------------------------------------------------------------------------------------
AS 100 MSC Quick Reference Guide                                                      LZTU20143R1      $ *****
--------------------------------------------------------------------------------------------------------------
O&M B,D, F02 w/KRS, CD ROM (specify UNIX or PC version & CN-A-level                   LZYU3011270      $ *****
--------------------------------------------------------------------------------------------------------------
B,D w/ DocView (specify UNIX or PC version & CN-A level)                              LZYU3011264      $ *****
--------------------------------------------------------------------------------------------------------------
Operation & Maintenance Manual                                                        LZBU201017       $ *****
--------------------------------------------------------------------------------------------------------------
E Module, CD ROM                                                                      LZYU3011302      $ *****
--------------------------------------------------------------------------------------------------------------
MSC B Module, Paper Copy                                                              LZBU201008       $ *****
--------------------------------------------------------------------------------------------------------------
HLR B Module, Paper Copy                                                              LZBU201009       $ *****
--------------------------------------------------------------------------------------------------------------
MSC D Module, Paper Copy                                                              LZBU201010       $ *****
--------------------------------------------------------------------------------------------------------------
HLR D Module, Paper Copy                                                              LZBU201011       $ *****
--------------------------------------------------------------------------------------------------------------
MSC F02 Module, Paper Copy                                                            LZBU201012       $ *****
--------------------------------------------------------------------------------------------------------------
HLR F02 Module Paper Copy                                                             LZBU201013       $ *****
--------------------------------------------------------------------------------------------------------------
C03 Module - Mechanics                                                                LZBUJ1011812/1   $ *****
--------------------------------------------------------------------------------------------------------------
CO3 Module - Cabling                                                                  LZBU1011812/2    $ *****
--------------------------------------------------------------------------------------------------------------
H Module                                                                              LZBU118377       $ *****
--------------------------------------------------------------------------------------------------------------
K Module (25 AMP Power)                                                               ERU155625        $ *****
--------------------------------------------------------------------------------------------------------------
K 100 (Blue Power)                                                                    IPD1021199       $ *****
--------------------------------------------------------------------------------------------------------------
K04 Module                                                                            4/LZBU801028     $ *****
--------------------------------------------------------------------------------------------------------------
Construction Techniques                                                               LZBU118324       $ *****
--------------------------------------------------------------------------------------------------------------
Installation Techniques                                                               LZBU118325       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
AS 123/124 CN-A 0
--------------------------------------------------------------------------------------------------------------
AS 123 MSC Quick Reference Guide                                                      LPZU201105R1     $ *****
--------------------------------------------------------------------------------------------------------------
O&M, B, D, F02 w/KRS, CD ROM (specify UNIX or PC Version)                             LZYU3011307      $ *****
--------------------------------------------------------------------------------------------------------------
B,D Module w/Doc View                                                                 LZYU3011328      $ *****
--------------------------------------------------------------------------------------------------------------
Operation & Maintenance Manual                                                        LZBU201019       $ *****
--------------------------------------------------------------------------------------------------------------
MSC B Module, Paper Copy                                                              LZBU201020       $ *****
--------------------------------------------------------------------------------------------------------------
HRL B Module, Paper Copy                                                              LZBU201021       $ *****
--------------------------------------------------------------------------------------------------------------
MSC D Module, Paper Copy                                                              LZBU201022       $ *****
--------------------------------------------------------------------------------------------------------------
HLR D Module, Paper Copy                                                              LZBU201023       $ *****
--------------------------------------------------------------------------------------------------------------
MSC F02 Module, Paper Copy                                                            LZBU201024       $ *****
--------------------------------------------------------------------------------------------------------------
HLR F02 Module, Paper Copy                                                            LZBU201025       $ *****
--------------------------------------------------------------------------------------------------------------
C03 Module - Mechanics                                                                LZBU1011812/1    $ *****
--------------------------------------------------------------------------------------------------------------
C03 Module - Cabling                                                                  LZBU1011812/2    $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
AS 123/124 CN-A 1, MSC Quick Reference Guide
--------------------------------------------------------------------------------------------------------------
O&M B,D F02 w/KRS CD ROM (specify NIX or PC version)                                  LZYU3011603      $ *****
--------------------------------------------------------------------------------------------------------------
B,D w/DocView                                                                         LZYU3011333      $ *****
--------------------------------------------------------------------------------------------------------------
Operation & Maintenance Manual                                                        LZBU201026       $ *****
--------------------------------------------------------------------------------------------------------------
MSC B Module, Paper Copy                                                              LZBU201027       $ *****
--------------------------------------------------------------------------------------------------------------
LHR B Module, Paper Copy                                                              LZBU201028       $ *****
--------------------------------------------------------------------------------------------------------------
MSC D Module, Paper Copy                                                              LZU201029        $ *****
--------------------------------------------------------------------------------------------------------------
HLR D Module, Paper Copy                                                              LZBU201030       $ *****
--------------------------------------------------------------------------------------------------------------
MSC F Module, Paper Copy                                                              LZBU201031       $ *****
--------------------------------------------------------------------------------------------------------------
HLR F Module, Paper Copy                                                              LZBU201032       $ *****
--------------------------------------------------------------------------------------------------------------
C03 Module - Mechanics                                                                LZBU1011812/1    $ *****
--------------------------------------------------------------------------------------------------------------
C03 Module - Cabling                                                                  LZBU1011812/2    $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
OSS DOCUMENTATION
--------------------------------------------------------------------------------------------------------------
Additional M-BOSS Docware, Paper Copy                                                 ERU8002308       $ *****
--------------------------------------------------------------------------------------------------------------
Additional C-OSS Docware, Paper Copy                                                  ERU8002806       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RBS 884 DOCUMENTATION
--------------------------------------------------------------------------------------------------------------
RBS 884 Series Site Engineering Manual                                                LZB1192855       $ *****
--------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                          1997 DOCUMENTATION PRICING
10-Oct-97
--------------------------------------------------------------------------------------------------------------
                                                                                                        List
                                                                                                        Unit
                                                                                                       Price
                                    DESCRIPTION                                       ARTICLE NUMBER
--------------------------------------------------------------------------------------------------------------
RBS 884 Macro
--------------------------------------------------------------------------------------------------------------
RBS 884 Macro installation and Maintenance Manual                                     LZB1192170       $ *****
--------------------------------------------------------------------------------------------------------------
RBS 884 Parts Catalog                                                                 LZB1192453       $ *****
--------------------------------------------------------------------------------------------------------------
AS 100 Integration Guidelines                                                         LZB1192786       $ *****
--------------------------------------------------------------------------------------------------------------
RBS 884M (Micro)
--------------------------------------------------------------------------------------------------------------
RBS 884M Installation and Maintenance Manual                                          LZB1192221       $ *****
--------------------------------------------------------------------------------------------------------------
RBS 884 Parts Catalog                                                                 LZB1192454       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RBS 884C (Compact)
--------------------------------------------------------------------------------------------------------------
RBS 884C Installation and Maintenance Manual                                          LZB1192224       $ *****
--------------------------------------------------------------------------------------------------------------
Parts Catalog                                                                         LZB1192455       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RBS 884 - 1900 Macro
--------------------------------------------------------------------------------------------------------------
Installation & Maintenance Manual                                                     LZB1192713       $ *****
--------------------------------------------------------------------------------------------------------------
Parts Catalog                                                                         LZB1192784       $ *****
--------------------------------------------------------------------------------------------------------------
RBS 884-1900 Integration Guidelines                                                   LZB1192785       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RBS 884 DBC
--------------------------------------------------------------------------------------------------------------
Installation & Maintenance Manual                                                     LZB1192856       $ *****
--------------------------------------------------------------------------------------------------------------
Parts Catalog                                                                         LZB1192857       $ *****
--------------------------------------------------------------------------------------------------------------
DBC Product Marketing Reference                                                       LZBU118662       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RBS 882 DOCUMENTATION
--------------------------------------------------------------------------------------------------------------
RBS 882/822D User Guide                                                               EN/LZB1192707    $ *****
--------------------------------------------------------------------------------------------------------------
Auto-Tuned Combiner, RBS882D                                                          ENLZB1191126/1   $ *****
--------------------------------------------------------------------------------------------------------------
C05 RBS Installation Manual                                                           LZBU118663       $ *****
--------------------------------------------------------------------------------------------------------------
D Module (CMS)                                                                        LZB1191625       $ *****
--------------------------------------------------------------------------------------------------------------
D Module (MBS)                                                                        LZB1191626       $ *****
--------------------------------------------------------------------------------------------------------------
F Module (RBS + ERI)                                                                  LZB1191627       $ *****
--------------------------------------------------------------------------------------------------------------
H Module (Commissioning)                                                              LZB118664        $ *****
--------------------------------------------------------------------------------------------------------------
G Module                                                                              LZB1191628       $ *****
--------------------------------------------------------------------------------------------------------------
Analog Microcell User's Guide                                                         LZBU118617       $ *****
--------------------------------------------------------------------------------------------------------------
Digital Microcell User's Guide                                                        LZBU118646       $ *****
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Additional Documentation
--------------------------------------------------------------------------------------------------------------
CMS 880 Product Marketing Reference CD ROM                                            LZYU3011343      $ *****
--------------------------------------------------------------------------------------------------------------
CMS 8800 Product Marketing Reference Paper Copy, AS123                                LZBU118023       $ *****
--------------------------------------------------------------------------------------------------------------
AS 100 RF Module CD ROM                                                               LZYU3011275      $ *****
--------------------------------------------------------------------------------------------------------------
AS 123 RF Module CD ROM                                                               LZYU3011342      $ *****
--------------------------------------------------------------------------------------------------------------
AS 100 RF Module Paper Copy                                                           LZB1192614       $ *****
--------------------------------------------------------------------------------------------------------------
AS 123 CN-AO RF Module Paper Copy                                                     LZB1192614/1     $ *****
--------------------------------------------------------------------------------------------------------------
AS 123 CN-A1 RF Module Paper Copy                                                     LZB1193278       $ *****
--------------------------------------------------------------------------------------------------------------
DBC RF Module                                                                         LZB1192888       $ *****
--------------------------------------------------------------------------------------------------------------
Digital Best Practice Recommendations                                                 LZBU118033       $ *****
--------------------------------------------------------------------------------------------------------------
Global Digital Best Practice Recommendations                                          LAB1193275       $ *****
--------------------------------------------------------------------------------------------------------------
Size Alteration Event Guide                                                           LZBU118360       $ *****
--------------------------------------------------------------------------------------------------------------
KRSWin Software                                                                       LZYU30101        $ *****
--------------------------------------------------------------------------------------------------------------
KRSWin User's Guide                                                                   LZTU118646       $ *****
--------------------------------------------------------------------------------------------------------------
KRSWin Motif 3.0 (Unix Version)                                                       LZBU3011102      $ *****
--------------------------------------------------------------------------------------------------------------
KRSWin Motif 3.o (PC Version)                                                         LZBU3011101      $ *****
--------------------------------------------------------------------------------------------------------------
Motif User's Guide                                                                    LZBU201100       $ *****
--------------------------------------------------------------------------------------------------------------
DocView User's Guide                                                                  LZTU10205        $ *****
--------------------------------------------------------------------------------------------------------------
MCPA Installation                                                                     EN/LZB1191147    $ *****
--------------------------------------------------------------------------------------------------------------

One copy of Application System CD ROM Documentation is free per MSC if CD ROM documentation was purchased for previous AS system or if new MSC. This documentation includes DocView and KRS.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1997 APPLICATION SYSTEM SOFTWARE FEATURE PRICING
(MSC Based)
17-Nov-97
                        AWS PRICING ONLY

                                                                               DISCOUNTED BY ATT, ATD,  AVAILABILITY AS
                                                                    ARTICLE         ATP, AND ATB            RELEASE
                             FEATURE                                 NUMBER                             CN/A/HLR LEVEL
NETWORKING FEATURES
-----------------------------------------------------------------------------------------------------------------------
A-Number Transfer for Interrogation                                ERU8221063                 $ *****             26/11
-----------------------------------------------------------------------------------------------------------------------
Call Setup Using SS7 ISUP                                          ERU8221043                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
Category Translations for Visiting Subscribers                     ERU8221068                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Emergency Service with Cell Location                               ERU8221103                 $ *****   123/124 CN-A 1
-----------------------------------------------------------------------------------------------------------------------
Fully Automatic Roaming                                            ERU8221021                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
 - CMS-CMS Fully Automatic Roaming
-----------------------------------------------------------------------------------------------------------------------
 - Periodic Registration Package
-----------------------------------------------------------------------------------------------------------------------
Global Title Addressing                                            ERU8221071                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Intersystem Handoff                                                ERU8221033                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
 - CMS-CMS Handoff
-----------------------------------------------------------------------------------------------------------------------
IS-41 Revision Selector                                            ERU8221094                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
ISUP Continuity Check                                              ERU8221107                 $ *****   123/124 CN-A 1
-----------------------------------------------------------------------------------------------------------------------
Originating Call Access Signaling                                  ERU8221062                 $ *****             26/11
-----------------------------------------------------------------------------------------------------------------------
SS7 STP Gateway Message Screening                                  ERU8221050                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
SS7 Signaling Network Trouble Notification                         ERU8221058                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
SS7 Performance and Configuration Data                             ERU8221059                 $ *****           26/7, 8
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
OPERATIONS & MAINTENANCE FEATURES
-----------------------------------------------------------------------------------------------------------------------
Automatic Trunk Test & Measurement                                 ERU8221105                 $ *****   123/124 CN-A 1
-----------------------------------------------------------------------------------------------------------------------
Cell Traffic Recording                                             ERU8221022                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Cell Traffic Statistics                                            ERU8221001                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Channel Device Hardware Malfunction Log                            ERU8221006                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Control Channel Disturbance Supervision                            ERU8221069                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Immediate Call Itemization                                         ERU8221042                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
Networked Subs Activity Report                                     ERU8221029                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Radio Disturbance Recording                                        ERU8221010                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Radio Environment Statistics                                       ERU8221020                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Radio Related Call Release                                         ERU8221025                 $ *****          26/4,5.6
-----------------------------------------------------------------------------------------------------------------------
Remote Power and Frequency Control                                 ERU8221079                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Remote Transceiver Control for Testing                             ERU8221080                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Toll Ticketing Statistics                                          ERU8221041                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RADIO NETWORK FEATURES
-----------------------------------------------------------------------------------------------------------------------
Extended Frequency Band                                            ERU8221004                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Improved Fringe Area Performance                                   ERU8221024                 $ *****               124
-----------------------------------------------------------------------------------------------------------------------
Handoff Queues                                                     ERU8221038                 $ *****          26/4,5,6
-----------------------------------------------------------------------------------------------------------------------
Hierarchical Cell Structures (HCS) (Note 1)                        ERU8221092                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
IS-136 Digital Control Channel (DCCH)                              ERU8221089                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
IS-136 PACKAGE (DCCH+HCS)                                          ERU8221099                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
IS-136 UPGRADE FROM IS-54 (DCCH)                                   ERU8221098                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Interference Rejection Combining (IRC)                             ERU8221102                 $ *****    12/124 CN-A 1
-----------------------------------------------------------------------------------------------------------------------
Overlaid Cells                                                     ERU8221003                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Voice Channel Handling                                             ERU8221053                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
Voice Channel Priority Access                                      ERU8221082                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
 Note 1)  Requires purchase of DCCH
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ROUTING FEATURES
-----------------------------------------------------------------------------------------------------------------------
ANI Transfer to Trunk Connected Devices                            ERU8221061                 $ *****             26/11
-----------------------------------------------------------------------------------------------------------------------
Automatic Call Barring                                             ERU8221090                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Call in Progress Notification                                      ERU8221101                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Call Delivery Control (Note 1)                                     ERU8221055                 $ *****          26/4,5,6
-----------------------------------------------------------------------------------------------------------------------
Dynamic Roamer Routing Number (Note 2)                             ERU8221035                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Equal Access                                                       ERU8221008                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Incoming Message Coordinator                                       ERU8221012                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1997 APPLICATION SYSTEM SOFTWARE FEATURE PRICING
(MSC Based)
17-Nov-97
                        AWS PRICING ONLY

                                                                               DISCOUNTED BY ATT, ATD,  AVAILABILITY AS
                                                                    ARTICLE         ATP, AND ATB            RELEASE
                             FEATURE                                 NUMBER                             CN/A/HLR LEVEL
Internal Pool for Mobile Voice Privacy Terminal                    ERU8221044                 $ *****          26/4,5,6
-----------------------------------------------------------------------------------------------------------------------
MFJ:  Call Transfer in a MultiLata Switch                          ERU8221064                 $ *****            26/7,8
-----------------------------------------------------------------------------------------------------------------------
NPA Split                                                          ERU8221095                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Virtual System Areas                                               ERU8221039                 $ *****          26/4,5,6
-----------------------------------------------------------------------------------------------------------------------
Note 1) Subset of Virtual System Areas
-----------------------------------------------------------------------------------------------------------------------
Note 2) Needs to be purchased with Virtual system Areas
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
MULTI-EXCHANGE PAGING FEATURES
-----------------------------------------------------------------------------------------------------------------------
Coordination of Polling Processes                                  ERU8221070                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Network Signaling Statistics                                       ERU8221075                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Operator Controlled Paging                                         ERU8221076                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Paging Area Statistics                                             ERU8221077                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Paging Parameter Statistics                                        ERU8221078                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
FRAUD PREVENTION FEATURES
-----------------------------------------------------------------------------------------------------------------------
Authentication (Phase 1)                                           ERU8221086                 $ *****             94/34
-----------------------------------------------------------------------------------------------------------------------
Call Barring Upon Fraud Detection                                  ERU8221091                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Call Event Collision Detection                                     ERU8221066                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Intercept                                                          ERU8221047                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Roamer Port Misuse Protection                                      ERU8221015                 $ *****              26/1
-----------------------------------------------------------------------------------------------------------------------
Screening of Serial Number and Mobile Station No.                  ERU8221081                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Teardown                                                           ERU8221100                 $ *****   123/124 CN-A 1
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
REVENUE ENHANCEMENT FEATURES
-----------------------------------------------------------------------------------------------------------------------
Calling Number Identity                                            ERU8221067                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Short Message Service                                              ERU8221088                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------
Message Waiting Indicator (Announcement)                           ERU8221060                 $ *****             26/11
-----------------------------------------------------------------------------------------------------------------------
Message Waiting Indicator (IS-54 Rev B)                            ERU8221073                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Message Waiting Indicator (Tone)                                   ERU8221074                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Mobile Charging Areas (Phase 1)                                    ERU8221087                 $ *****             94/34
-----------------------------------------------------------------------------------------------------------------------
Voice Mail Handling                                                ERU8221083                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Voice Mail Transfer Classes                                        ERU8221084                 $ *****             45/46
-----------------------------------------------------------------------------------------------------------------------
Private System Identification (Req. DCCH Purchase)                 ERU8221096                 $ *****           100/101
-----------------------------------------------------------------------------------------------------------------------

General Notes:
--------------

1) With respect to all the optional software features listed above, AT&T Wireless Services shall receive a *****% discount
2) Software maintenance charges will be in accordance with Attachment D, per the Acquisition Agreement.
3) Small Node has less than 17 STC's, Medium Node is 17-34 STC's and Large Node is more than 34 STC's

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1997 OSS COMPACT 3.1 Software Pricing
-----------------------------------------------------------------------------------------------------------------------
15-Oct-97
-----------------------------------------------------------------------------------------------------------------------
Revision F
-----------------------------------------------------------------------------------------------------------------------
                                                                         Article Number               List Price
-----------------------------------------------------------------------------------------------------------------------
OSS COMPACT SOFTWARE RTU & NETWORK CONNECTION FEE
-----------------------------------------------------------------------------------------------------------------------
Includes the following User Licenses:                                      ERU8002820                          $ *****
-----------------------------------------------------------------------------------------------------------------------
  4 TMOS Runtime Platform (TRP) User Licenses
-----------------------------------------------------------------------------------------------------------------------
  2 PMA User Licenses
-----------------------------------------------------------------------------------------------------------------------
  4 KRS Viewer User Licenses
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Notes:
-----------------------------------------------------------------------------------------------------------------------
1.  OSS COMPACT Buyback terms:  Ericsson will repurchase OSS Compact software according to the following:
-----------------------------------------------------------------------------------------------------------------------
    Under 18 months after acceptance - repurchase at *****% of purchase price
-----------------------------------------------------------------------------------------------------------------------
    After 18 months but before 36 months after acceptance - repurchase at *****% of the purchase price
-----------------------------------------------------------------------------------------------------------------------
    No Buyback past 36 months after acceptance
-----------------------------------------------------------------------------------------------------------------------
2.  OSS COMPACT Software is subject to a *****% annual maintenance fee based on accumulated software purchase amount.
-----------------------------------------------------------------------------------------------------------------------
    Maintenance fee is payable on a monthly basis 13 months after system acceptance.
-----------------------------------------------------------------------------------------------------------------------
3.  OSS COMPACT is designed for a maximum of: 1 MSC, 1 HLR, 75,000 subscribers and 4 OSS COMPACT users.
-----------------------------------------------------------------------------------------------------------------------
4.  OSS OPTIONAL FEATURES are not available for OSS COMPACT.
-----------------------------------------------------------------------------------------------------------------------
5.  OSS COMPACT is designed for new OSS customer networks.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1997 OSS BASIC 3-1 SOFTWARE PRICING
--------------------------------------------------------------------------------------------------------------------------------

2-SEPT-97                                                                          MODEL   MODEL   MODEL   MODEL   LIST  PRICE
                                                                                   ENTRY     A       B       C     ENTRY MODEL

                                                                 ---------------------------------------------------------------
Revision                                                           Article Number
                                                                                                                    ERU8002807
--------------------------------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1                                                            Licenses per model
--------------------------------------------------------------------------------------------------------------------------------

OSS Master Server License RTU Fee                                                                                   $     *****
---------------------------------------------------------------------------------                                 --------------
Includes OSS User Licenses:
---------------------------------------------------------------------------------                                 --------------
  TMOS Runtime Platform (TRP) user Licenses                                            8      16      24      48
---------------------------------------------------------------------------------                                 --------------
  PMA User Licenses                                                                    2       4       6      12
---------------------------------------------------------------------------------                                 --------------
  KRS Viewer user Licenses                                                             8      16      24      48
--------------------------------------------------------------------------------------------------------------------------------
  OSS NETWORK CONNECTION FEES                                                         Maximum NE per model
--------------------------------------------------------------------------------------------------------------------------------

RTU Fee ($***** Per Network Element): Note #2                      ERU8002804          1       3       8      18    $     *****
---------------------------------------------------------------------------------                                 --------------
  Cellular Network Operation (CNO)
---------------------------------------------------------------------------------                                 --------------
  File Operations Gateway (FOG)                                                        1       1       1       1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   Example Sector counts per model
--------------------------------------------------------------------------------------------------------------------------------

RTU Fees Per Sector (Prices vary on sector count): Note #3, #4,                      100     300     800    1600   $      *****
 and #5
---------------------------------------------------------------------------------                                 --------------
 - RTU Fee Per Sector No. 1-300 @$***** each                       ERU8002715        100     300     300     300   $      *****
---------------------------------------------------------------------------------                                 --------------
 - RTU Fee Per Sector No. 301-900 @ $***** each                    ERU8002716          0       0     500     600   $      *****
---------------------------------------------------------------------------------                                 --------------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** ea       ERU8002717          0       0       0     700   $      *****
---------------------------------------------------------------------------------                                 --------------
(Sector prices assume minimum of 100 sectors per MSC - CNO & FOG)
--------------------------------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6                                                      Servers per model
--------------------------------------------------------------------------------------------------------------------------------

1) Link Server Connection Fee: (Apply $***** Per Link Server)     ERU8002805                                        $     *****
---------------------------------------------------------------------------------                                 --------------
 - TRP license/Per Link Server                                                         1       3       5       5
---------------------------------------------------------------------------------                                 --------------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option)                                                     $     *****
---------------------------------------------------------------------------------                                 --------------
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
1997 OSS BASIC 3-1 Software Pricing
---------------------------------------------------------------------------------------------------------------------------------

2-Sept-97                                                          List Price                List Price             List Price
                                                                     Model A                   Model B                Model C
                                                   ------------------------------------------------------------------------------

Revision                                                           ERU8002808                ERU8002808             ERU8002815
---------------------------------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1
---------------------------------------------------------------------------------------------------------------------------------

OSS Master Server License RTU Fee                                  $     *****               $      *****            $     *****
---------------------------------------------------------------------------------------------------------------------------------
Includes OSS User Licenses:
---------------------------------------------------------------------------------------------------------------------------------
 TMOS Runtime Platform (TRP) user Licenses
---------------------------------------------------------------------------------------------------------------------------------
 PMA User Licenses
---------------------------------------------------------------------------------------------------------------------------------
 KRS Viewer user Licenses
---------------------------------------------------------------------------------------------------------------------------------
OSS NETWORK CONNECTION FEES
---------------------------------------------------------------------------------------------------------------------------------

RTU Fee ($***** Per Network Element): Note #2                     $      *****               $      *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
 Cellular Network Operation (CNO)
--------------------------------------------------------------------------------------------------------------------------------
 File Operations Gateway (FOG)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

RTU Fees Per Sector (Prices vary on sector count): Note #3, #4,  $       *****                $     *****            $     *****
 and #5
--------------------------------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 1-300 @$***** each                     $       *****                $     *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 301-900 @ $***** each                  $       *****                $     *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** ea     $       *****                $     *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
(Sector prices assume minimum of 100 sectors per MSC - CNO & FOG)
--------------------------------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6
--------------------------------------------------------------------------------------------------------------------------------

1) Link Server Connection Fee: (Apply $***** Per Link Server)    $       *****                $     *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
 - TRP license/Per Link Server
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option)  $       *****                $     *****            $     *****
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Notes:
1. OSS BASIC is designed for new OSS customer networks.
2. Network Element (NE) is defined as any Ericsson MSC, HLR or SCP being supported within the defined Cellular Geographical Service.
   Area (CGSA)or MTA or BTA, as appropriate. The RTU fee per NE
   (i.e., $***** charge) should be applied to each NE.
3. All OSS software pricing is "pay-as-you-grow" based on number of Sectors (Systemwide). An accounting will be completed annually to determine additional fees due.
4. All OSS software is subject to a *****% annual maintenance fee based on accumulated software purchase amount. Maintenance fee is payable on a monthly basis 13 months after system acceptance.
5. All models assume 100 sectors per MSC or NE in order to provide a rough approximation of first year revenue. Insert actual sector counts at time of actual proposal. Note that a minimum of 100 sectors apply for first MSC or NE.
6. Link Server Connection Fees are separate and customer traffic dependent. Once the customer has determined the extent of deployment the Link Server Connection Fee can be applied at $*****K per link server.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1997 OSS ADVANCED 3-1 SOFTWARE PRICING
-----------------------------------------------------------------------------------------------------------------------------------

2-SEPT-97                                                                           MODEL      MODEL   MODEL    MODEL   LIST PRICE
                                                                                    ENTRY        A       B        C     ENTRY MODEL
                                                                 ------------------------------------------------------------------
REVISION                                                         ARTICLE NUMBER
OSS Advanced requires the purchase of OSS Basic                                                                          ERU8002811
-----------------------------------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1                                                             Licenses per model
-----------------------------------------------------------------------------------------------------------------------------------

OSS Master Server License RTU Fee                                                                                         $   *****
---------------------------------------------------------------------------------                                        ----------
  Includes OSS User Licenses:
---------------------------------------------------------------------------------                                        ----------
    Orbix Server license                                                                   1      1        1       1
---------------------------------------------------------------------------------                                        ----------
    ODAPTER licenses                                                                       5     11       26      50
---------------------------------------------------------------------------------                                        ----------
    Applix Report Basic User Licenses                                                      4      8       12      20
-----------------------------------------------------------------------------------------------------------------------------------
OSS NETWORK CONNECTION FEES                                                                   Maximum NE per model
-----------------------------------------------------------------------------------------------------------------------------------

RTU Fee ($ ***** Per Network Element): Note #2                  ERU8002816                 1      3        8      16     $    *****
---------------------------------------------------------------------------------                                        ----------
    Cellular Network Operation (CNC)
---------------------------------------------------------------------------------                                        ----------
    Cellular Network Performance (CNP)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Example Sector counts per model
-----------------------------------------------------------------------------------------------------------------------------------

RTU Fees Per Sector (Prices vary on sector count): Note #3, #4,                         100     300      800   1600     $     *****
 and #5
---------------------------------------------------------------------------------                                       -----------
 - RTU Fee Per Sector No. 1-300 @ $***** each                    ERU8002715             100     300      300    300     $     *****
---------------------------------------------------------------------------------                                       -----------
 - RTU Fee Per Sector No. 301-900 @ $***** each                  ERU8002716               0       0      500    600     $     *****
---------------------------------------------------------------------------------                                       -----------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** ea     ERU8002717               0       0        0    700     $     *****
---------------------------------------------------------------------------------                                       -----------
(Sector prices assume minimum of 100 sectors per MSC, CNO, FOG,
 CNC & CNP)
-----------------------------------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6                                                             Servers per               INTIERS
                                                                                                    model
------------------------------------------------------------------------------------------------------------------------------------
Link Server Connection Fee: (Apply $ ***** Per Link Server)     ERU8002805                                               $     *****
     Note #6
---------------------------------------------------------------------------------                                        -----------
 - TRP license/Per Link Server                                                            1       1        1      1
---------------------------------------------------------------------------------                                        -----------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option)                                                          $     *****
---------------------------------------------------------------------------------                                        -----------
------------------------------------------------------------------------------------------------------------------------------------

1997 OSS ADVANCED 3-1 Software Pricing
----------------------------------------------------------------------------------------------------------

2-SEPT-97                                                          LIST PRICE  LIST PRICE   LIST PRICE
                                                                    MODEL A      MODEL B     MODEL C
                                                                 -----------------------------------------
REVISION
OSS Advanced requires the purchase of OSS Basic                    ERU8002812     ERU8002813    ERU8002814
----------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1
----------------------------------------------------------------------------------------------------------

OSS Master Server License RTU Fee                                  $    *****    $    *****    $     *****
----------------------------------------------------------------------------------------------------------
Includes OSS User Licenses:
----------------------------------------------------------------------------------------------------------
  Orbix Server license
----------------------------------------------------------------------------------------------------------
  ODAPTER licenses
----------------------------------------------------------------------------------------------------------
  Applix Report Basic User Licenses
----------------------------------------------------------------------------------------------------------
OSS NETWORK CONNECTION FEES
----------------------------------------------------------------------------------------------------------
RTU Fee (  ***** Per Network Element): Note #2                     $   *****     $    *****    $     *****
----------------------------------------------------------------------------------------------------------
  Cellular Network Operation (CNC)
----------------------------------------------------------------------------------------------------------
  Cellular Network Performance (CNP)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RTU Fees Per Sector (Prices vary on sector count): Note #3, #4,   $    *****      $    *****    $    *****
 and #5
----------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 1-300 @$***** each                      $    *****      $    *****    $    *****
----------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 301-900 @ $***** each                   $    *****      $    *****    $    *****
----------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** ea      $    *****      $    *****    $    *****
----------------------------------------------------------------------------------------------------------
(Sector prices assume minimum of 100 sectors per MSC, CNO, FOG,
 CNC & CNP)
----------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6
----------------------------------------------------------------------------------------------------------
Link Server Connection Fee: (Apply $***** Per Link Server)        $    *****      $    *****    $    *****
   Note #6
----------------------------------------------------------------------------------------------------------
 - TRP license/Per Link Server
----------------------------------------------------------------------------------------------------------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option)   $    *****      $    *****    $    *****
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Notes:

1. OSS Advanced is designed for new OSS customer networks.
2. Network Element (NE) is defined as any Ericsson MSC, HLR or SCP being supported within the defined Cellular Geographical Service. Area (CGSA)or MTA or BTA, as appropriate. The RTU fee per NE (i.e., $ ***** charge) should be applied to each NE.
3. All OSS software pricing is "pay-as-you-grow" based on number of Sectors (Systemwide). An accounting will be completed annually to determine additional fees due.
4. All OSS software is subject to a *****% annual maintenance fee based on accumulated software purchase amount. Maintenance fee is payable n a monthly basis 13 months after system acceptance.
5. All models assume 100 sectors per MSC or NE in order to provide a rough approximation of first year revenue. Insert actual sector counts at time of actual proposal. Note that a minimum of 100 sectors apply for first MSC or NE.
6. Link Server Connection Fees are separate and customer traffic dependent.
   Once the customer has determined the extent of deployment the Link Server Connection Fee can be applied at $***** per link server.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-----------------------------------------------------------------------------------------------------------------------------------
1997 OSS COMPLETE 3-1 SOFTWARE PRICING
-----------------------------------------------------------------------------------------------------------------------------------
2-SEPT-97                                                                            MODEL      MODEL   MODEL    MODEL   LIST PRICE
                                                                                     ENTRY        A       B        C     ENTRY MODE
                                                                 ------------------------------------------------------------------
REVISION F                                                       ARTICLE NUMBER
                                                                                                                         ERU8002800
-----------------------------------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1                                                                Licenses per model
-----------------------------------------------------------------------------------------------------------------------------------
OSS Master Server License RTU Fee                                                                                         $   *****
---------------------------------------------------------------------------------                                        ----------
Includes OSS User Licenses:
---------------------------------------------------------------------------------                                        ----------
 TMOS Runtime Platform (TRP) User Licenses                                                8       16       24       48
---------------------------------------------------------------------------------                                        ----------
 PMA User Licenses                                                                        2        4        6       12
---------------------------------------------------------------------------------                                        ----------
 KRS Viewer User Licenses                                                                 8       16       24       48
---------------------------------------------------------------------------------                                        ----------
 Orbix Server license                                                                     1        1        1        1
---------------------------------------------------------------------------------                                        ----------
 ODAPTER licenses                                                                         5       11       26       50
---------------------------------------------------------------------------------                                        ----------
 Applix Report Basic User Licenses                                                        4        8       12       20
-----------------------------------------------------------------------------------------------------------------------------------
OSS NETWORK CONNECTION FEES                                                                Maximum NE per model
-----------------------------------------------------------------------------------------------------------------------------------
RTU Fee ($ ***** Per Network Element): Note #2                     ERU8002804             1       3        8       16     $   *****
---------------------------------------------------------------------------------                                        ----------
 Cellular network Operation (CNO)
---------------------------------------------------------------------------------                                        ----------
 File Operations Gateway (FOG)
---------------------------------------------------------------------------------                                        ----------
 Cellular Network Operation (CNC)
---------------------------------------------------------------------------------                                        ----------
 Cellular Network Performance (CNP)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Example Sector counts per model
-----------------------------------------------------------------------------------------------------------------------------------

RTU Fees Per Sector (Prices vary on sector count): Note #3, #4,                          100    300      800     1600     $   *****
 and #5
---------------------------------------------------------------------------------                                        ----------
 - RTU Fee Per Sector No. 1-300 @$***** each                       ERU8002702            100    300      300      300     $   *****
---------------------------------------------------------------------------------                                        ----------
 - RTU Fee Per Sector No. 301-900 @ $***** each                    ERU8002703              0      0      500      600     $
---------------------------------------------------------------------------------                                        ----------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** ea       ERU8002704              0      0        0      700     $
---------------------------------------------------------------------------------                                        ----------
(Sector prices assume minimum of 100 sectors per MSC, CNO, FOG,
 CNC & CNP)
-----------------------------------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6                                                        Servers per                    INTIERS
                                                                                              model
-----------------------------------------------------------------------------------------------------------------------------------

Link Server Connection Fee: (Apply $ ***** Per Link Server) Note   ERU8002805                                             $   *****
---------------------------------------------------------------------------------                                        ----------
 - TRP license/Per Link Server                                                              1      3        5       5
---------------------------------------------------------------------------------                                        ----------
 - Orbix User Licenses (one user license) per link                                          1      3        5       5
---------------------------------------------------------------------------------                                        ----------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option)                                                           $   *****
---------------------------------------------------------------------------------                                        ----------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1997 OSS COMPLETE 3-1 Software Pricing
------------------------------------------------------------------------------------------------------

2-SEPT-97                                                       LIST PRICE   LIST PRICE    LIST PRICE
                                                                 MODEL A      MODEL B      MODEL C
                                                               ---------------------------------------
REVISION F
                                                                ERU8002801   ERU8002802     ERU8002803
------------------------------------------------------------------------------------------------------
OSS SOFTWARE RTU FEES Note #1
------------------------------------------------------------------------------------------------------

OSS Master Server License RTU Fee                               $    *****   $    *****     $    *****
------------------------------------------------------------------------------------------------------
Includes OSS User Licenses:
------------------------------------------------------------------------------------------------------
 TMOS Runtime Platform (TRP) User Licenses
------------------------------------------------------------------------------------------------------
 PMA User Licenses
------------------------------------------------------------------------------------------------------
 KRS Viewer User Licenses
------------------------------------------------------------------------------------------------------
 Orbix Server license
------------------------------------------------------------------------------------------------------
 ODAPTER licenses
------------------------------------------------------------------------------------------------------
 Applix Report Basic User Licenses
------------------------------------------------------------------------------------------------------
OSS NETWORK CONNECTION FEES
------------------------------------------------------------------------------------------------------

RTU Fee ($ ***** Per Network Element): Note #2                  $    *****   $     *****   $   *****
------------------------------------------------------------------------------------------------------
 Cellular network Operation (CNO)
------------------------------------------------------------------------------------------------------
 File Operations Gateway (FOG)
------------------------------------------------------------------------------------------------------
 Cellular Network Operation (CNC)
------------------------------------------------------------------------------------------------------
 Cellular Network Performance (CNP)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

RTU Fees Per Sector (Prices vary on sector count): Note #3, #4, $    *****   $    *****    $    *****
 and #5
------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 1-300 @$***** each                    $    *****   $    *****    $    *****
------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 301-900 @ $***** each                 $    *****   $    *****    $    *****
------------------------------------------------------------------------------------------------------
 - RTU Fee Per Sector No. 901 and up incremental @ $***** each  $    *****   $    *****    $    *****
------------------------------------------------------------------------------------------------------
(Sector prices assume minimum of 100 sectors per MSC, CNO, FOG,
 CNC & CNP)
------------------------------------------------------------------------------------------------------
OPTION for OSS CONFIGURATION Note #6

------------------------------------------------------------------------------------------------------

Link Server Connection Fee: (Apply $ ***** Per Link Server)     $    *****   $    *****    $    *****
 Note  #6
------------------------------------------------------------------------------------------------------
 - TRP license/Per Link Server
------------------------------------------------------------------------------------------------------
 - Orbix User Licenses (one user license) per link
------------------------------------------------------------------------------------------------------
TOTAL PER MODEL (Excluding Hardware quote & Link Server option) $    *****   $    *****    $    *****
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

Notes:
1.  OSS COMPLETE is designed for new OSS customer networks.
2. Network Element (NE) is defined as any Ericsson MSC, HLR or SCP being supported within the defined Cellular Geographical Service.
    Area (CGSA)or MTA or BTA, as appropriate.  The RTU fee per NE
    (i.e., $ ***** charge) should be applied to each NE.
3. All OSS software pricing is "pay-as-you-grow" based on number of Sectors (Systemwide). An accounting will be completed annually to determine additional fees due.
4. All OSS software is subject to a *****% annual maintenance fee based on accumulated software purchase amount. Maintenance fee is payable on a monthly basis 13 months after system acceptance.
5. All models assume 100 sectors per MSC or NE in order to provide a rough approximation of first year revenue. Insert actual sector counts at time of actual proposal. Note that a minimum of 100 sectors apply for first MSC or NE.
6. Link Server Connection Fees are separate and customer traffic dependent. Once the customer has determined the extent of deployment the Link Server Connection Fee can be applied at $***** per link server.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                     OSS OPTIONAL FEATURES 3.1
-------------------------------------------------------------------------------------------------------------------------
1977 OSS OPTIONAL SOFTWARE FEATURES 3.1 PRICING
-------------------------------------------------------------------------------------------------------------------------
2-Sep-97                                                          Package                       Article        List Price
Revision F                                                       Required                       Number          Per Unit
-------------------------------------------------------------------------------------------------------------------------
NETWORK PLANNING PRODUCTS (NPP)
-------------------------------------------------------------------------------------------------------------------------
ERICSSON ENGINEERING TOOL (EET) (refer to EET pricing sheet)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CELLULAR NETWORK CONFIGURATION INTERFACE (CNCI) (PER MSC)        Complete
-------------------------------------------------------------------------------------------------------------------------
CNCI with EET implemented
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC" MSC No. 1-3                                                                ERU8002736         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002737         $  *****
-------------------------------------------------------------------------------------------------------------------------
CNCI stand alone
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002738         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: Misc. No. 4 and higher                                                     ERU8002739         $  *****
-------------------------------------------------------------------------------------------------------------------------
ADAPTIVE CHANNEL ALLOCATION (ACA) 1.0 (open loop)
-------------------------------------------------------------------------------------------------------------------------
  Macro, Micro and Compact Sectors
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                         OSS 3.2        ERU8002746         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                       OSS 3.2        ERU8002747         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                  OSS 3.2        ERU8002748         $  *****
-------------------------------------------------------------------------------------------------------------------------
Indoor and Pico Sectors
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                         OSS 3.2        ERU8002749         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                       OSS 3.2        ERU8002750         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                  OSS 3.2        ERU8002751         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
WIRELESS FREQUENCY MANAGER 1.0 (open loop)
-------------------------------------------------------------------------------------------------------------------------
Basic RTU Fee (per Network)
-------------------------------------------------------------------------------------------------------------------------
Macro, Micro and Compact Sectors                                               OSS 3.2        ERU8002752         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                         OSS 3.2        ERU8002753         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                       OSS .32        ERU8002754         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                  OSS 3.2        ERU8002755         $  *****
-------------------------------------------------------------------------------------------------------------------------
Indoor and Pico Sectors
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                         OSS 3.2        ERU8002756         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                       OSS 3.2        ERU8002757         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                  OSS .32        ERU8002758         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OPERATIONS SUPPORT PRODUCTS (OSP)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS PROCEDURES SUPPORT (PER MSC)                            Basic
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002706         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002718         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC LOG BOOK (PER MSC)                                      Basic
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002709         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002719         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FM ALARM LOG ANALYSIS (PER MSC)                                    Basic
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002710         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002720         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FAULT MANAGEMENT EXPERT (PER SECTOR) NOTE #2                       Basic
-------------------------------------------------------------------------------------------------------------------------
Macro, Micro and Compact Sectors
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                                        ERU8002721         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                                      ERU8002722         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                                 ERU8002723         $  *****
-------------------------------------------------------------------------------------------------------------------------
Indoor and Pico Sectors
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 1-300                                                        ERU8002724         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 301-900                                                      ERU8002725         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per Sector: Sector No. 901 and higher (incremental)                                 ERU8002726         $  *****
-------------------------------------------------------------------------------------------------------------------------
INFORMATION ACCESS SHELL (PER MSC)                               Complete
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002742         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002743         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SERVICE ACCESS SHELL (PER MSC)                                   Complete
-------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                     OSS OPTIONAL FEATURES 3.1
-------------------------------------------------------------------------------------------------------------------------
1977 OSS OPTIONAL SOFTWARE FEATURES 3.1 PRICING
-------------------------------------------------------------------------------------------------------------------------
2-Sep-97                                                          Package                       Article        List Price
Revision F                                                       Required                       Number          Per Unit
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002727         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002728         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Q 3 ALARM SURVEILLANCE MANAGER (per other vendor MSC)            Basic                        ERU8002729         $  *****
-------------------------------------------------------------------------------------------------------------------------
Q 3 ALARM SURVEILLANCE AGENT (per other vendor MSC)              Basic                        ERU8002730         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OSS OWL-Electronic Paging Gateway (per MSC)                      Basic
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002731         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC; MSC No. 4 and higher                                                       ERU8002732         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Features priced Per User License
-------------------------------------------------------------------------------------------------------------------------
WinFIOL 4.0 (refer to WinFIOL pricing sheet)                     Basic
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
REPORT GENERATOR BUILDING (PER 1 User)                           Complete                       ERU8002708       $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Features priced Per Unit Shown
-------------------------------------------------------------------------------------------------------------------------
MULTI-VENDOR ALARM SUPPORT                                       Basic
-------------------------------------------------------------------------------------------------------------------------
  Right to Use (RTU) fee per system                                                           ERU8002714         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU Fee per Other Vendor MSC                                                                ERU8002740         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU Fee per Other Vendor non-MSC (HLR, SCP, DACS)                                           ERU8002741         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
STATISTICAL REPORT PACKAGE (SRP) (Per MSC)                       Complete
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 1-3                                                                ERU8002733         $  *****
-------------------------------------------------------------------------------------------------------------------------
  RTU fee per MSC: MSC No. 4 and higher                                                       ERU8002734         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Customer Administration System Interface CASIF 2.0 (per HLR)     Basic                        ERU8002735         $  *****
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Maintenance Management Information System (MMIS)                Package                              Article
                                                               Required:                             Number
                                                                 Basic                             ERU8002744
------------------------------------------------------------------------------------------------------------------------
MMS-OSS 3.1 (RTU fees for number of users and modules)                                                          MMIS
                                                                Number       MMIS w/any       MMIS w/any        w /three
                                                               of users      one module       two modules       modules
------------------------------------------------------------------------------------------------------------------------
The MMIS Modules are:                                              5           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
               Trouble Ticket Management                          10           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
               Work Order Management                              20           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
               Equipment Management                               30           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
                                                                  40           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
                                                                  50           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------
                                                                 100           $  *****         $  *****        $  *****
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
BUSINESS SUPPORT PRODUCTS (BSP)
------------------------------------------------------------------------------------------------------------------------
CELLULAR FRAUD DETECTION SYSTEM (CFDS)                           Basic         $  *****       ERU8003000        $  *****
------------------------------------------------------------------------------------------------------------------------
  -  Apply Per subscriber (excluding 3rd party software)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Note #1 All option pricing excludes OSS hardware, installation, integration and development work. Ericsson installation, integration or development work is quoted separately under Ericsson Services pricing. this offer requires that Ericsson perform all integration work Per System is defined as Ericsson OSS Complete, Advanced or Basic Package.
Note #2 Includes standard rule set and rules development license. Customized rules are available from a separately quoted Ericsson Professional Service.


---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   1997 TEST MOBILE SYSTEM (TEMS) FAMILY PRICING
16-Oct-97
-------------------------------------------------------------------------------------------------------------------
                                                                                                             ATP
                                                                                                             Unit
                                                                                                            Price
                                    DESCRIPTION                                         ARTICLE NUMBER
-------------------------------------------------------------------------------------------------------------------
BASIC PACKAGE
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Single Band
-------------------------------------------------------------------------------------------------------------------
IS-136:
-------------------------------------------------------------------------------------------------------------------
800 MHZ IS-136 TEMS License (Original Configuration)                                  TEMS850/136           $ *****
-------------------------------------------------------------------------------------------------------------------
800 MHZ IS-136 TEMS Light License (Basic + laptop & pen)                              TEMS80/136LIGHT       $ *****
-------------------------------------------------------------------------------------------------------------------
800 MHZ IS-136 TEMS Pocket (MS loaded w/TEMS Software)                                TEMS850/136 POCKET    $ *****
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
DBC:
-------------------------------------------------------------------------------------------------------------------
800MHz DBC TEMS License (Original Configuration                                       TEMS800/DBC             *****
-------------------------------------------------------------------------------------------------------------------
800MHz  DBC TEMS Light License (Basic + laptop & pen)                                 TEMS800/DBCLIGHT        *****
-------------------------------------------------------------------------------------------------------------------
800mhz DBC TEMS Pocket (MS loaded w/TEMS Software)                                    TEMS800/DBCPOCKET       *****
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Dual Band
-------------------------------------------------------------------------------------------------------------------
800/1900 Mhz "DITTO" TEMS License (Original Configuration)                            TEMS850/1900          $ *****
-------------------------------------------------------------------------------------------------------------------
800/1900 Mhz "DITTO" TEMS Light License (Basic + laptop & pen)                        TEMS850/1900 LIGHT    $ *****
-------------------------------------------------------------------------------------------------------------------
800/1900mhz "DITTO" TEMS Pocket (MS loaded w/TEMS Softw)                              TEMS850/1900 Pocket   $ *****
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GIMS (Geographic Info Mobile Surveys) (Post Processing Tool)
-------------------------------------------------------------------------------------------------------------------
TEMS GIMS License (per PC)                                                            TEMSGIMS1             $ *****
-------------------------------------------------------------------------------------------------------------------
FICS (File & Info Converting System/Post Processing Tool)
-------------------------------------------------------------------------------------------------------------------
TEMS FICS Stat License (per PC)                                                       TEMSFICSSTAT1         $ *****
-------------------------------------------------------------------------------------------------------------------
TEMS FICS EET/PlaNET License (per PC)                                                 TEMSFICSEETP1         $ *****
-------------------------------------------------------------------------------------------------------------------
TEMS FICS Text/Export License (per PC)                                                TEMSFICSTEST 1        $ *****
-------------------------------------------------------------------------------------------------------------------
TEMS FICS CellParam License (per PC)                                                  TEMSFICSCEL 1         $ *****
-------------------------------------------------------------------------------------------------------------------
Upgrades
-------------------------------------------------------------------------------------------------------------------
800MHz IS-54B to IS-136 Upgrade                                                       TEMSUP850/54B136      $ *****
-------------------------------------------------------------------------------------------------------------------
800/1900 Mhz "DITTO" Upgrade List                                                     TEMSUP136/8501900       *****
-------------------------------------------------------------------------------------------------------------------
800/1900 Mhz "DITTO" Upgrade (AT&T Only)                                              TEMSUP136/8501900A    $ *****
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
SPARE PARTS
-------------------------------------------------------------------------------------------------------------------
User's Manual (IS 136 & Ditto)                                                        19817TDAM10000/A      $ *****
-------------------------------------------------------------------------------------------------------------------
User's Manual (DBC)                                                                   20017TDAM0000/A       $ *****
-------------------------------------------------------------------------------------------------------------------
User's Manual (Light)                                                                         N/F           $ *****
-------------------------------------------------------------------------------------------------------------------
User's Manual (Pocket)                                                                        N/F           $ *****
-------------------------------------------------------------------------------------------------------------------
User's Manual (GIMS)                                                                          N/F           $ *****
-------------------------------------------------------------------------------------------------------------------
User's Manual (FICS)                                                                          N/F           $ *****
-------------------------------------------------------------------------------------------------------------------
Ericsson PLUC Battery                                                                 BKB193078/02          $ *****
-------------------------------------------------------------------------------------------------------------------
Ericsson Vehicle Power Adapter                                                        BML162059/02          $ *****
-------------------------------------------------------------------------------------------------------------------
Ericsson Universal Vehicle Installation (Hands Free) Kit                              DPY1011076            $ *****
-------------------------------------------------------------------------------------------------------------------
*TTL Converter                                                                        RPM132464             $ *****
-------------------------------------------------------------------------------------------------------------------
*MS Connection to PC w/MS to TTL Cable                                                RPM1132465            $ *****
-------------------------------------------------------------------------------------------------------------------
Cable Connecting Vehicle Kit & TTL Converter                                          RPM1132466            $ *****
-------------------------------------------------------------------------------------------------------------------
Cable Kit (TTL, MS-TTL, Kit - TTL, Power Adapter)                                     CKG19                 $ *****
-------------------------------------------------------------------------------------------------------------------

KEY:  N/F = Not Finalized, N/A = Not Applicable
Original Configuration includes: (unless otherwise noted):
- Ericsson Handheld D-AMPS Mobile Station
- TEMS Application Software

There is a mandatory annual Software & Hardware Maintenance Agreement charge of ***** upon commencement of The Software Maintenance Includes newly released features of additional functionality. The Hardware Maintenance, the customer agrees to subscribe to the maintenance agreement with each TEMS License purchase. The agreement Ericsson will support the shipping and receiving of upgrades.

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       1997 WINFIOL (STAND ALONE) PRICING
Standalone refers to when bough separately from OSS
When WinFIOL is purchased with OSS there is a 10% discount (see below)
14-Aug-97

-----------------------------------------------------------------------------------------------------------------
                                                                                                           List
                                                                                                           Unit
                                                                                                          Price
                                    DESCRIPTION                                        ARTICLE NUMBER
-----------------------------------------------------------------------------------------------------------------
Version 4.0
-----------------------------------------------------------------------------------------------------------------
Customer Standalone License - Version 4.0 (1 user) w/1 Manual                         ANEH19600001/1R4    $ *****
-----------------------------------------------------------------------------------------------------------------
Customer Network License - Version 4.0 (2-10 users) 2/2 Manuals                       ANEH19600001/2R4    $ *****
-----------------------------------------------------------------------------------------------------------------
Customer Network License - Version 4.o (11-50 users) w/5 Manual                       ANEH1960001/3R4     $ *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Internal standalone License - Version 4.0 (1 user)                                    ANEH19600002/1R4      *****
-----------------------------------------------------------------------------------------------------------------
Internal Network License - Version 4.2 (2-50 users)                                   ANEH19600002/2R4      *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Upgrade to Version 4.0 from Version 3.01
-----------------------------------------------------------------------------------------------------------------
Customer Standalone License - Upgrade to Version 4.0 (1 user)                         ANEH1960011/1R4     $ *****
-----------------------------------------------------------------------------------------------------------------
Customer Network License - Upgrade to Version 4.0 (2-10 users)                        ANEH1960011/2R4     $ *****
-----------------------------------------------------------------------------------------------------------------
Customer Network License - Upgrade to Version 4.0 (11-50 users)                       ANEH1960011/3R4     $ *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Internal Standalone License - Upgrade to Version 4.o (1 user)                         ANEH1960002/1R4       *****
-----------------------------------------------------------------------------------------------------------------
Internal Network License - Upgrade to Version 4.0 (2-50 users)                        ANEH1960002/2R4       *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Accessories
-----------------------------------------------------------------------------------------------------------------
Additional User's Manuals                                                             EN/LZBH1023104R2A   $ *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
WinFiol 4.0 with OSS Subscription and 0% Discount
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
WinFiol License 4.0 with OSS (1 User)                                                 ANEH019600001/1R4   $ *****
-----------------------------------------------------------------------------------------------------------------
WinFiol License 4.0 with OSS (2-10 Users)                                             ANEH01960001/2R4    $ *****
-----------------------------------------------------------------------------------------------------------------
WinFiol License 4.0 with OSS (11-50 Users)                                            ANEH019600001/3R4   $ *****
-----------------------------------------------------------------------------------------------------------------

WinFIOL 4.0 is available in standalone or LAN versions based on the number of simultaneous users.
Users are defined as PC terminals connected to a local market's MSC network. Network License's are only available based on maximum number of users.
There is a mandatory annual Software Maintenance Fee of ***** assessed upon commencement of this.
All licenses include at least on complimentary User's Manual.
The licenses will be shipped via UPS for efficient handling.

-----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    1997 TELECOOL COMPANY (CLIMATE CONTROL SYSTEM)
20-Jan-97
-----------------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                              List
 separately                                                                                                 Unit
                                                                                                            Price

                                    DESCRIPTION                                       ARTICLE NUMBER
-----------------------------------------------------------------------------------------------------------------------
BASIC PACKAGE
-----------------------------------------------------------------------------------------------------------------------
TELECOOL Compact                                                                      BPAU107001      Per SYSTEM BASIS
-----------------------------------------------------------------------------------------------------------------------
-  Cooling Units
-----------------------------------------------------------------------------------------------------------------------
-  Cooling Coils and Distribution
-----------------------------------------------------------------------------------------------------------------------
-  Air Handling Units
-----------------------------------------------------------------------------------------------------------------------
-  Overhead Climate Structure
-----------------------------------------------------------------------------------------------------------------------
-  Dry coolers
-----------------------------------------------------------------------------------------------------------------------

*Due to the customized nature of TELECOOL Compact (site construction, regional labor rates, site-specific requirements). system pricing must be quoted on a site-by-site basis. Please contact your Ericsson Account Manager to arrange for a site visit and price estimate.

                          1997 EET (ERICSSON ENGINEERING TOOL) (STAND ALONE) PRICING
1-Oct-97
---------------------------------------------------------------------------------------------------------------
                                                                                                         FSC
---------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION                                     ARTICLE NUMBER
---------------------------------------------------------------------------------------------------------------
EET Basic Functionality (Mandatory)
---------------------------------------------------------------------------------------------------------------
EETBASF 1st License                                                                   FAB10252/A       $  *****
---------------------------------------------------------------------------------------------------------------
EETBASF 2nd, 3rd License                                                              FAB10252/B       $  *****
---------------------------------------------------------------------------------------------------------------
EETBASF 4th, 5th License                                                              FAB10252/C       $  *****
---------------------------------------------------------------------------------------------------------------
EETBASF Additional Licenses                                                           FAB10252/D       $  *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EET Automatic Frequency Planning (Optional)
---------------------------------------------------------------------------------------------------------------
EETAFPT 1st License                                                                   FAB01253/A       $  *****
---------------------------------------------------------------------------------------------------------------
EETAFPT 2nd License                                                                   FAB10253/B       $  *****
---------------------------------------------------------------------------------------------------------------
EETAFPT 3rd License                                                                   FAB10253/C       $  *****
---------------------------------------------------------------------------------------------------------------
EETAFPT 4th License                                                                   FAB10253/D       $  *****
---------------------------------------------------------------------------------------------------------------
EETAFPT 5th License                                                                   FAB01253/E       $  *****
---------------------------------------------------------------------------------------------------------------
EETAFPT Additional Licenses                                                           FAB10253/F       $  *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EET Microcell Modeling Tool (Optional)
---------------------------------------------------------------------------------------------------------------
EETMICRO 1s License                                                                   FAB10255/A       $  *****
---------------------------------------------------------------------------------------------------------------
EETMICRO 2nd License                                                                  FAB10255/B       $  *****
EETMICRO 3rd License                                                                  FAB10255/C       $  *****
---------------------------------------------------------------------------------------------------------------
EETMICRO 4th License                                                                  FAB10255/D       $  *****
---------------------------------------------------------------------------------------------------------------
EETMICRO 5th License                                                                  FAB10255/E       $  *****
---------------------------------------------------------------------------------------------------------------
EETMICRO Additional Licenses                                                          FAB10255/F       $  *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EET PCS Microwave Sharing Tool (Optional)
---------------------------------------------------------------------------------------------------------------
EETPCSMW 1st License                                                                  FAB10257/A       $  *****
---------------------------------------------------------------------------------------------------------------
EETPCSMW 2nd License                                                                  FAB10257/B       $  *****
---------------------------------------------------------------------------------------------------------------
EETPCSMW 3rd License                                                                  FAB10257/C       $  *****
---------------------------------------------------------------------------------------------------------------
EETPCSMW 4th License                                                                  FAB10257/D       $  *****
---------------------------------------------------------------------------------------------------------------
EETPCSMW 5th License                                                                  FAB10257/E       $  *****
---------------------------------------------------------------------------------------------------------------
EETPCSMW Additional Licenses                                                          FAB10257/F       $  *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EET Paging Functionality (Optional)
---------------------------------------------------------------------------------------------------------------
EETPAGING 1st License                                                                 FAB10258/A       $  *****
---------------------------------------------------------------------------------------------------------------
EETPAGING 2nd License                                                                 FAB10258/B       $  *****
---------------------------------------------------------------------------------------------------------------
EETPAGING 3rd License                                                                 FAB10258/C       $  *****
---------------------------------------------------------------------------------------------------------------
EETPAGING 5th License                                                                 FAB10258/E       $  *****
EETPAGING Additional Licenses                                                         FAB10258/F       $  *****
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
EET ANNUAL SUPPORT SERVICES (Mandatory)
---------------------------------------------------------------------------------------------------------------
***** of Total Configuration                                                          FAF10202/1
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Notes:  There is no customer pricing for EET.
---------------------------------------------------------------------------------------------------------------

----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   CMS 8800 TRANSPORT SOLUTIONS 1997 PRICING GUIDE
MINI-DXC/T1
--------------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation Services are quoted                            1997 List
 separately                                                                                                  Unit
                                                                                                            Price
--------------------------------------------------------------------------------------------------------------------
                               EQUIPMENT DESCRIPTION                                   ARTICLE NUMBER
--------------------------------------------------------------------------------------------------------------------
MINI-DXC/T1 + 24 v Kit                                                                ERU 4240 000A           $*****
--------------------------------------------------------------------------------------------------------------------
   +24V Printed Circuit Board
--------------------------------------------------------------------------------------------------------------------
   19" X 1 U (1.8") Mounting Shelf
--------------------------------------------------------------------------------------------------------------------
   Local Transport Node Management Software
--------------------------------------------------------------------------------------------------------------------
   Central Transport Node Management Software
--------------------------------------------------------------------------------------------------------------------
   1 Complete Documentation Package (1st order only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MIN-DXC/T1 - 48V Kit                                                                  ERU 4240 001A           $*****
--------------------------------------------------------------------------------------------------------------------
   +24V Printed Circuit Board
--------------------------------------------------------------------------------------------------------------------
   19" X 1 U (1.8") Mounting Shelf
--------------------------------------------------------------------------------------------------------------------
   Local Transport Node Management Software
--------------------------------------------------------------------------------------------------------------------
   Central Transport Node Management Software
--------------------------------------------------------------------------------------------------------------------
   1 Complete Documentation Package (1st order only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MINI-DXC/T1 Cable Connection Kit                                                      NTMR 180 4030/1A        $*****
--------------------------------------------------------------------------------------------------------------------
   1 (one) Alarm Cable
--------------------------------------------------------------------------------------------------------------------
  5 feet of cable with connector to MINI-DXC/T1                                       (See Note 1)
--------------------------------------------------------------------------------------------------------------------
   1 (one) Power Cable
--------------------------------------------------------------------------------------------------------------------
  5 feet of cable with connector to MINI-DXC/T1 and RBS
--------------------------------------------------------------------------------------------------------------------
   5 (five) T1 Cables - RJ48c
--------------------------------------------------------------------------------------------------------------------
  5 feet of cable with connectors to MINI-DXC/T1 and RBS for each
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MINI-DXC/T1 Optional Documentation Packages
--------------------------------------------------------------------------------------------------------------------
   Complete Package                                                                   ENLZBR 103131/1A        $*****
--------------------------------------------------------------------------------------------------------------------
   Technical Descriptions
--------------------------------------------------------------------------------------------------------------------
   User's Guide                                                                       (See Note 2)
--------------------------------------------------------------------------------------------------------------------
   Reference Manual
--------------------------------------------------------------------------------------------------------------------
   Installation Manual
--------------------------------------------------------------------------------------------------------------------
   Configuration Manual
--------------------------------------------------------------------------------------------------------------------
Basic Package                                                                         ENLZBR 103139/1A        $*****
--------------------------------------------------------------------------------------------------------------------
   User's Guide
--------------------------------------------------------------------------------------------------------------------
   Reference Manual
--------------------------------------------------------------------------------------------------------------------
   Installation Manual
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MINI-DXC/T1 Installation                                                              SVCS20469A         Per system
--------------------------------------------------------------------------------------------------------------------
   Per each MINI-DXC/T1 to be installed                                               (See Note 3)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
MINI-DXC/T1 Technical Training                                                        (See Note 4)       (See Note 4)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Ordering Notes:
--------------------------------------------------------------------------------------------------------------------
Note 1:  Should be purchased with either + 24V MINI-DXC/T1 or 48V MINI-DXC/T1.
--------------------------------------------------------------------------------------------------------------------
Note 2:  Article number ENLZBR10313/1A will be included at zero (0) cost for the first customer order only.
--------------------------------------------------------------------------------------------------------------------
Note 3:  Installation Services provided by Engineering Services.
--------------------------------------------------------------------------------------------------------------------
Note 4:  Contact the Ericsson Technical Education Center in Richardson, TX to register for the technical training course.
--------------------------------------------------------------------------------------------------------------------
Note 5:  The NIMI-DXC/T! has a 12-month initial warranty beginning immediately following equipment delivery or acceptance.
--------------------------------------------------------------------------------------------------------------------

----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        7 EASTPACK MSC, 1900 MHZ PRICING
-----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1    ATP $    *****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
CPG Equipment
-----------------------------------------------------------------------------------------------------------------
APZ21220, A-side (w/64MW PS, 192MW DS, & 16 RP Buses)               BFE 301 133/265             1      $    *****
-----------------------------------------------------------------------------------------------------------------
APZ1220, B-side (w/64WM PS, 192 MW DS, & 16 RP Buses)               FBE 301 133/266             1      $    *****
-----------------------------------------------------------------------------------------------------------------
CPG APZ 21 20 SPARES, + separately packaged Equipment               BFE301133/K                 1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
IOG Equipment
-----------------------------------------------------------------------------------------------------------------
#1-10G11B5(SA) SPGO "A"                                             BFE301139/215               1      $    *****
-----------------------------------------------------------------------------------------------------------------
#2-10G11B5 (S) SPGO "B"                                             BFE301139/216               1      $    *****
-----------------------------------------------------------------------------------------------------------------
#3-10G11B5SPG) ODM + SPG Spares, + sep. packaged Equip,             BFE301139K                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
AP/APEC
-----------------------------------------------------------------------------------------------------------------
DELIVERY SET; AP, APEC, AUI                                         BFZU306500                  1      $    *****
-----------------------------------------------------------------------------------------------------------------
S400RK Adj. Processor                                               BFE306011/1                 1
-----------------------------------------------------------------------------------------------------------------
AUI Transceiver                                                     KDV12701                    2
-----------------------------------------------------------------------------------------------------------------
APEC, 2 STOC, 1 AUIM                                                BFEU301179/3                1
-----------------------------------------------------------------------------------------------------------------
STOC CABINET                                                        BYB2012/504                 1
-----------------------------------------------------------------------------------------------------------------
STOC SHELF CABLESET                                                 NTM18057/1H                 1
-----------------------------------------------------------------------------------------------------------------
STOC MAGAZINE                                                       BFD743101/4                 2
-----------------------------------------------------------------------------------------------------------------
AUI MAGAZINE (2 Transceivers)                                       BFD742510/2                 1
-----------------------------------------------------------------------------------------------------------------
Adjunct Processor Phase 1 Software                                  ERU8200024                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
APT
GS 10
-----------------------------------------------------------------------------------------------------------------
CLM, RCM                                                            BFEU 301 048/1              1      $    *****
-----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                        BFD112015/3                 2
-----------------------------------------------------------------------------------------------------------------
___ CABINET                                                         BYB2012/504                 1
-----------------------------------------------------------------------------------------------------------------
___.0 CABLESET                                                      NTMBFE301048/15             1
-----------------------------------------------------------------------------------------------------------------
GS 10 CABLESET (RCF)                                                NTMP18060/136               1
-----------------------------------------------------------------------------------------------------------------
CLM64C MAGAZINE                                                     BFD748533/3                 3
-----------------------------------------------------------------------------------------------------------------
RCM MAGAZINE                                                        BFD123502/2                 1
-----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE (CLM)                                                 BFD742401/2                 2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/2                1
-----------------------------------------------------------------------------------------------------------------
GS11
-----------------------------------------------------------------------------------------------------------------
16K SPM                                                             BFEU 301048/2               1      $    *****
-----------------------------------------------------------------------------------------------------------------
GS11 CABINET                                                        BYB20212/504                1
-----------------------------------------------------------------------------------------------------------------
GS11 CABLESET                                                       NTMBFE301048/12             1
-----------------------------------------------------------------------------------------------------------------
SPM64C Magazine-8K                                                  BFD748532/3                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/3                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GS7
-----------------------------------------------------------------------------------------------------------------
2K TSM, 2 RP (GS7)                                                  BFEU 301048/4               2      $    *****
-----------------------------------------------------------------------------------------------------------------
GS7 CABINET                                                         BYB20212/504                2
-----------------------------------------------------------------------------------------------------------------
GS7 CABLESET                                                        NTMBFE301048/8              2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/17               2
-----------------------------------------------------------------------------------------------------------------
TSM64C Magazine (DL2) (A+B)                                         BFD 744 002/3              16
-----------------------------------------------------------------------------------------------------------------
RPM6A                                                               BFD 742401/2                4
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GS8
-----------------------------------------------------------------------------------------------------------------
2K TSM (GS8)                                                        BFEU 301 048/6              2      $    *****
-----------------------------------------------------------------------------------------------------------------
GS8 Cabinet                                                         BYB20212/504                2
-----------------------------------------------------------------------------------------------------------------
GS8 CABLESET                                                        NTMBFE301048/9              2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/1                2
-----------------------------------------------------------------------------------------------------------------
TSM64C Magazine (DL2) (A+B)                                         BFD744002/4                16
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GEMM-1
-----------------------------------------------------------------------------------------------------------------
SETC24/96 GEMM1, (80 ETC-T1)                                        BFEU301171/5                0      $    *****
-----------------------------------------------------------------------------------------------------------------
ETC-GEMM1 Cabinet                                                   BYB20122/504

----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        7 EASTPACK MSC, 1900 MHZ PRICING
-----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1    ATP $    *****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
-----------------------------------------------------------------------------------------------------------------
___ GEMM! Cableset                                                  NTMBFE301171/1H
-----------------------------------------------------------------------------------------------------------------
___96 GEMM1 MAGAZINE (16 BOARDS)                                    BFD748550/13
-----------------------------------------------------------------------------------------------------------------
___ Prefabricated Cable                                             TSRU9042506/75000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/8
-----------------------------------------------------------------------------------------------------------------
S23
-----------------------------------------------------------------------------------------------------------------
ITRA-EM8                                                            BFEU304519/1                1      $   *****
-----------------------------------------------------------------------------------------------------------------
TRA Cabinet                                                         BYB20224/504                1
-----------------------------------------------------------------------------------------------------------------
ITRA Cable Set                                                      NTMBFEU304519/1             1
-----------------------------------------------------------------------------------------------------------------
Air Stop                                                            893/BYB20224                1
-----------------------------------------------------------------------------------------------------------------
Filter Set                                                          890YB20224/5                1
-----------------------------------------------------------------------------------------------------------------
Cooling Fan                                                         804/BYB202                  1
-----------------------------------------------------------------------------------------------------------------
ITRA-EM8 Magazine (64 DTRXs per Magazine)                           BFD746506/2                 4
-----------------------------------------------------------------------------------------------------------------
PRM6 Magazine                                                       BFD742401/2                 4
-----------------------------------------------------------------------------------------------------------------
Fan Alarm Strapping Plug                                            RNV99123/258                1
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             AYU623520/16                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TS24
-----------------------------------------------------------------------------------------------------------------
16 STC, 1 ETC 24/96 GEMM! (16 ETC-T1)                               BFEU 304520/1               5      $    *****
-----------------------------------------------------------------------------------------------------------------
TS24 Cabinet                                                        BYB2012/504                 5
-----------------------------------------------------------------------------------------------------------------
TS24 Cableset                                                       NTMBFEU304520/1             5
-----------------------------------------------------------------------------------------------------------------
STC2C Magazine V11                                                  BFD321007/4                80
-----------------------------------------------------------------------------------------------------------------
ETC24/96 GEMM1 Magazine (16 ETC-Ti Boards)                          BFD748550/13                5
-----------------------------------------------------------------------------------------------------------------
XB10 Prefabricated Cable                                            TSRU9042506/75000           5
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623514/3               10
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/11               5
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TS25
-----------------------------------------------------------------------------------------------------------------
2 ETC 24/96 GEMM! (32 ETC-T1), 2 ITRA-EM8                           BFEU304521/1                3      $    *****
-----------------------------------------------------------------------------------------------------------------
TS25 Cabinet                                                        BYB2021/504                 3
-----------------------------------------------------------------------------------------------------------------
TS25 Cableset                                                       NTMBFEU304521/1             3
-----------------------------------------------------------------------------------------------------------------
Air Stop                                                            893/BY20224                 3
-----------------------------------------------------------------------------------------------------------------
___ Set                                                             890/BYB20224/5              3
-----------------------------------------------------------------------------------------------------------------
___ Fan                                                             804/BYB202                  3
-----------------------------------------------------------------------------------------------------------------
__/96 GEMM! Magazine (16 ETC-T1 Boards)                             BFD748550/13                6
-----------------------------------------------------------------------------------------------------------------
___EM8 Magazine (64 DTRXs per Magazine)                             BFD746506/2                 6
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 6
-----------------------------------------------------------------------------------------------------------------
XB10 Prefabricated Cable                                            TSRU9042506/75000           6
-----------------------------------------------------------------------------------------------------------------
FAN Alarm Strapping Plug                                            RNV991123/258               3
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU62520/16                3
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TS6
-----------------------------------------------------------------------------------------------------------------
4 CSR, 4 CCD, 2 AST                                                 BFEU 304 107/1              1      $    *****
-----------------------------------------------------------------------------------------------------------------
TS/\ CABINET                                                        BYB20224/504                1
-----------------------------------------------------------------------------------------------------------------
TS6 CABLESET                                                        NTMBFE304107/1              1
-----------------------------------------------------------------------------------------------------------------
CSR4 MAGAZINE (for MF Call setup)                                   BFD323516/3                 4
-----------------------------------------------------------------------------------------------------------------
CCD MAGAZINE (up to 5 6 party calls per magazine)                   BFD323531/6                 4
-----------------------------------------------------------------------------------------------------------------
AST-DR MAGAZINE (64 announcements per magazine)                     BFD748506/7                 2
-----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                       BFD742401/2                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/5                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
S19
-----------------------------------------------------------------------------------------------------------------
KRDD, 2 CSKD, 4 TCD6                                                BFEU304512/1                1      $    *****
-----------------------------------------------------------------------------------------------------------------
TS19 CABINET                                                        BYB20224/504                1
-----------------------------------------------------------------------------------------------------------------
TS19 CABLESET                                                       NTMBFEU304512/1             1
-----------------------------------------------------------------------------------------------------------------
PCD-O ULA MAGAZINE (DL2)                                            BFD322510/3                 2
-----------------------------------------------------------------------------------------------------------------
KRDD Magazine                                                       BFD116503/6                 2
-----------------------------------------------------------------------------------------------------------------
CSKD Magazine (DTMF)                                                BFD321558/4                 2
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BFD114508/4                 1

----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CAPTION>
                                        7 EASTPACK MSC, 1900 MHZ PRICING

Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1    ATP $    *****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
-----------------------------------------------------------------------------------------------------------------
TCON Magazine                                                       BFD114010/2                 1
-----------------------------------------------------------------------------------------------------------------
SC90000 T1 MUX                                                      BFDU199500/24               1
-----------------------------------------------------------------------------------------------------------------
TCD6 Magazine                                                       BFD115532/2                 4
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/12               1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
1 TRHM (/2 RPDs)                                                    BFEU304518/1                2      $    *****
-----------------------------------------------------------------------------------------------------------------
2 Cabinet                                                           BYB20224/504                2
-----------------------------------------------------------------------------------------------------------------
S22 Cableset                                                        NTMBFEU304511/1             2
-----------------------------------------------------------------------------------------------------------------
S7ST Magazine V35                                                   BFD321539/4                16
-----------------------------------------------------------------------------------------------------------------
TRHM Magazine                                                       BFD748513/6                 2
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                16
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/8                2
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OM1
-----------------------------------------------------------------------------------------------------------------
TRU, TTON, CANS, PCD                                                BFEU304516/1                1      $    *****
-----------------------------------------------------------------------------------------------------------------
OM1 Cabinet                                                         BYB20212/504                1
-----------------------------------------------------------------------------------------------------------------
OM1 Cableset                                                        NTMBFEU304516/1             1
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BFD114508/2                 1
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BDF114508/4                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/5                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/6                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/8                 1
-----------------------------------------------------------------------------------------------------------------
PCD-O U Law Magazine (DL2)                                          BFD322510/3                 1
-----------------------------------------------------------------------------------------------------------------
TRU Magazine                                                        BFD322543/3                 1
-----------------------------------------------------------------------------------------------------------------
RMSM Magazine                                                       BFD748542/8                 1
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 2
-----------------------------------------------------------------------------------------------------------------
Connection Cable                                                    RPM603193/1600              1
-----------------------------------------------------------------------------------------------------------------
EXT-SC Board                                                        ROF13777723/1               1
-----------------------------------------------------------------------------------------------------------------
EBA-SC Board                                                        ROF1378407/1                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Small alarm Panel                                                   BGA3111111                  1      $    *****
-----------------------------------------------------------------------------------------------------------------
Large alarm Panel                                                   BGA3111110                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Aids
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Plastic Pocket                                               694469          30      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Stand                                             LZK10231/30                 1      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Wire Stripper                                     LSD2152/2                   3      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Lamp Extractor                                    LSY12104                    2      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Handle                                            LTD11702                    6      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Button                                            LTD11712                    4      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Button                                            LTD11714                    2      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Tool                                              LTD11771                    3      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Wire Positioned                                   LSH14001                    1      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids(Orderable only in Smart)                           ERU2400005                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CPG Equipment
-----------------------------------------------------------------------------------------------------------------
APZ21220, A-side (w/64MW PS, 192MW DS, & 16 RP Buses)               BFE 301 133/265             1      $    *****
-----------------------------------------------------------------------------------------------------------------
APZ1220, B-side (w/64WM PS, 192 MW DS, & 16 RP Buses)               FBE 301 133/266             1      $    *****
-----------------------------------------------------------------------------------------------------------------
CPG APZ 21 20 SPARES, + separately packaged Equipment               BFE301133/K                 1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
IOG Equipment
-----------------------------------------------------------------------------------------------------------------
#1-10G11B5(SA) SPGO "A"                                             BFE301139/215               1      $    *****
-----------------------------------------------------------------------------------------------------------------
#2-10G11B5 (S) SPGO "B"                                             BFE301139/216               1      $    *****
-----------------------------------------------------------------------------------------------------------------
#3-10G11B5SPG) ODM + SPG Spares, + sep. packaged Equip,             BFE301139K                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
AP/APEC
-----------------------------------------------------------------------------------------------------------------

----------
*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                                        7 EASTPACK MSC, 1900 MHZ PRICING
-----------------------------------------------------------------------------------------------------------------
Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1    ATP $    *****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
-----------------------------------------------------------------------------------------------------------------
DELIVERY SET; AP, APEC, AUI                                         BFZU306500                  1      $    *****
-----------------------------------------------------------------------------------------------------------------
S400RK Adj. Processor                                               BFE306011/1                 1
-----------------------------------------------------------------------------------------------------------------
AUI Transceiver                                                     KDV12701                    2
-----------------------------------------------------------------------------------------------------------------
APEC, 2 STOC, 1 AUIM                                                BFEU301179/3                1
-----------------------------------------------------------------------------------------------------------------
STOC CABINET                                                        BYB2012/504                 1
-----------------------------------------------------------------------------------------------------------------
STOC SHELF CABLESET                                                 NTM18057/1H                 1
-----------------------------------------------------------------------------------------------------------------
STOC MAGAZINE                                                       BFD743101/4                 2
-----------------------------------------------------------------------------------------------------------------
AUI MAGAZINE (2 Transceivers)                                       BFD742510/2                 1
-----------------------------------------------------------------------------------------------------------------
Adjunct Processor Phase 1 Software                                  ERU8200024                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
APT
GS 10
-----------------------------------------------------------------------------------------------------------------
CLM, RCM                                                            BFEU 301 048/1              1      $    *****
-----------------------------------------------------------------------------------------------------------------
___ MAGAZINE                                                        BFD112015/3                 2
-----------------------------------------------------------------------------------------------------------------
___ CABINET                                                         BYB2012/504                 1
-----------------------------------------------------------------------------------------------------------------
___.0 CABLESET                                                      NTMBFE301048/15             1
-----------------------------------------------------------------------------------------------------------------
GS 10 CABLESET (RCF)                                                NTMP18060/136               1
-----------------------------------------------------------------------------------------------------------------
CLM64C MAGAZINE                                                     BFD748533/3                 3
-----------------------------------------------------------------------------------------------------------------
RCM MAGAZINE                                                        BFD123502/2                 1
-----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE (CLM)                                                 BFD742401/2                 2
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/2                1
GS11
-----------------------------------------------------------------------------------------------------------------
16K SPM                                                             BFEU 301048/2               1      $    *****
-----------------------------------------------------------------------------------------------------------------
GS11 CABINET                                                        BYB20212/504                1
-----------------------------------------------------------------------------------------------------------------
GS11 CABLESET                                                       NTMBFE301048/12             1
-----------------------------------------------------------------------------------------------------------------
SPM64C Magazine-8K                                                  BFD748532/3                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/3                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GS7
-----------------------------------------------------------------------------------------------------------------
2K TSM, 2 RP (GS7)                                                  BFEU 301048/4               2      $    *****
-----------------------------------------------------------------------------------------------------------------
GS7 CABINET                                                         BYB20212/504                2
-----------------------------------------------------------------------------------------------------------------
GS7 CABLESET                                                        NTMBFE301048/8              2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/17               2
-----------------------------------------------------------------------------------------------------------------
TSM64C Magazine (DL2) (A+B)                                         BFD 744 002/3              16
-----------------------------------------------------------------------------------------------------------------
RPM6A                                                               BFD 742401/2                4
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GS8
-----------------------------------------------------------------------------------------------------------------
2K TSM (GS8)                                                        BFEU 301 048/6              2      $    *****
-----------------------------------------------------------------------------------------------------------------
GS8 Cabinet                                                         BYB20212/504                2
-----------------------------------------------------------------------------------------------------------------
GS8 CABLESET                                                        NTMBFE301048/9              2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/1                2
-----------------------------------------------------------------------------------------------------------------
TSM64C Magazine (DL2) (A+B)                                         BFD744002/4                16
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GEMM-1
-----------------------------------------------------------------------------------------------------------------
SETC24/96 GEMM1, (80 ETC-T1)                                        BFEU301171/5                0      $    *****
-----------------------------------------------------------------------------------------------------------------
ETC-GEMM1 Cabinet                                                   BYB20122/504
-----------------------------------------------------------------------------------------------------------------
___ GEMM! Cableset                                                  NTMBFE301171/1H
-----------------------------------------------------------------------------------------------------------------
___96 GEMM1 MAGAZINE (16 BOARDS)                                    BFD748550/13
-----------------------------------------------------------------------------------------------------------------
___ Prefabricated Cable                                             TSRU9042506/75000           0
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/8                0
-----------------------------------------------------------------------------------------------------------------
S23
-----------------------------------------------------------------------------------------------------------------
ITRA-EM8                                                            BFEU304519/1                2      $    *****
-----------------------------------------------------------------------------------------------------------------
TRA Cabinet                                                         BYB20224/504                2
-----------------------------------------------------------------------------------------------------------------
ITRA Cable Set                                                      NTMBFEU304519/1             2
-----------------------------------------------------------------------------------------------------------------
Air Stop                                                            893/BYB20224                2
-----------------------------------------------------------------------------------------------------------------
Filter Set                                                          890YB20224/5                2
-----------------------------------------------------------------------------------------------------------------
Cooling Fan                                                         804/BYB202                  2
-----------------------------------------------------------------------------------------------------------------
ITRA-EM8 Magazine (64 DTRXs per Magazine)                           BFD746506/2                 8
-----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        7 EASTPACK MSC, 1900 MHZ PRICING

Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1      ATP $*****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
-----------------------------------------------------------------------------------------------------------------
PRM6 Magazine                                                       BFD742401/2                 8
-----------------------------------------------------------------------------------------------------------------
Fan Alarm Strapping Plug                                            RNV99123/258                2
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             AYU623520/16                2
-----------------------------------------------------------------------------------------------------------------
TS24
-----------------------------------------------------------------------------------------------------------------
16 STC, 1 ETC 24/96 GEMM! (16 ETC-T1)                               BFEU 304520/1               8      $    *****
-----------------------------------------------------------------------------------------------------------------
TS24 Cabinet                                                        BYB2012/504                 8
-----------------------------------------------------------------------------------------------------------------
TS24 Cableset                                                       NTMBFEU304520/1             8
-----------------------------------------------------------------------------------------------------------------
STC2C Magazine V11                                                  BFD321007/4               128
-----------------------------------------------------------------------------------------------------------------
ETC24/96 GEMM1 Magazine (16 ETC-Ti Boards)                          BFD748550/13                8
-----------------------------------------------------------------------------------------------------------------
XB10 Prefabricated Cable                                            TSRU9042506/75000           8
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623514/3               16
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/11               8
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TS25
-----------------------------------------------------------------------------------------------------------------
2 ETC 24/96 GEMM! (32 ETC-T1), 2 ITRA-EM8                           BFEU304521/1                3      $    *****
-----------------------------------------------------------------------------------------------------------------
TS25 Cabinet                                                        BYB2021/504                 3
-----------------------------------------------------------------------------------------------------------------
TS25 Cableset                                                       NTMBFEU304521/1             3
-----------------------------------------------------------------------------------------------------------------
Air Stop                                                            893/BY20224                 3
-----------------------------------------------------------------------------------------------------------------
___ Set                                                             890/BYB20224/5              3
-----------------------------------------------------------------------------------------------------------------
___ Fan                                                             804/BYB202                  3
-----------------------------------------------------------------------------------------------------------------
__/96 GEMM! Magazine (16 ETC-T1 Boards)                             BFD748550/13                6
-----------------------------------------------------------------------------------------------------------------
___EM8 Magazine (64 DTRXs per Magazine)                             BFD746506/2                 6
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 6
-----------------------------------------------------------------------------------------------------------------
XB10 Prefabricated Cable                                            TSRU9042506/75000           6
-----------------------------------------------------------------------------------------------------------------
FAN Alarm Strapping Plug                                            RNV991123/258               3
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU62520/16                3
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TS6
-----------------------------------------------------------------------------------------------------------------
4 CSR, 4 CCD, 2 AST                                                 BFEU 304 107/1              1      $    *****
-----------------------------------------------------------------------------------------------------------------
TS/\ CABINET                                                        BYB20224/504                1
-----------------------------------------------------------------------------------------------------------------
TS6 CABLESET                                                        NTMBFE304107/1              1
-----------------------------------------------------------------------------------------------------------------
CSR4 MAGAZINE (for MF Call setup)                                   BFD323516/3                 4
-----------------------------------------------------------------------------------------------------------------
CCD MAGAZINE (up to 5 6 party calls per magazine)                   BFD323531/6                 4
-----------------------------------------------------------------------------------------------------------------
AST-DR MAGAZINE (64 announcements per magazine)                     BFD748506/7                 2
-----------------------------------------------------------------------------------------------------------------
RPM6 MAGAZINE                                                       BFD742401/2                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/5                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
S19
-----------------------------------------------------------------------------------------------------------------
KRDD, 2 CSKD, 4 TCD6                                                BFEU304512/1                1      $    *****
-----------------------------------------------------------------------------------------------------------------
TS19 CABINET                                                        BYB20224/504                1
-----------------------------------------------------------------------------------------------------------------
TS19 CABLESET                                                       NTMBFEU304512/1             1
-----------------------------------------------------------------------------------------------------------------
PCD-O ULA MAGAZINE (DL2)                                            BFD322510/3                 2
-----------------------------------------------------------------------------------------------------------------
KRDD Magazine                                                       BFD116503/6                 2
-----------------------------------------------------------------------------------------------------------------
CSKD Magazine (DTMF)                                                BFD321558/4                 2
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BFD114508/4                 1
-----------------------------------------------------------------------------------------------------------------
TCON Magazine                                                       BFD114010/2                 1
-----------------------------------------------------------------------------------------------------------------
SC90000 T1 MUX                                                      BFDU199500/24               1
-----------------------------------------------------------------------------------------------------------------
TCD6 Magazine                                                       BFD115532/2                 4
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 4
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/12               1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
1 TRHM (/2 RPDs)                                                    BFEU304518/1                2      $    *****
-----------------------------------------------------------------------------------------------------------------
2 Cabinet                                                           BYB20224/504                2
-----------------------------------------------------------------------------------------------------------------
S22 Cableset                                                        NTMBFEU304511/1             2
-----------------------------------------------------------------------------------------------------------------
S7ST Magazine V35                                                   BFD321539/4                16
-----------------------------------------------------------------------------------------------------------------
TRHM Magazine                                                       BFD748513/6                 2

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        7 EASTPACK MSC, 1900 MHZ PRICING

Site Engineering, Data Translation, Equipment Installation               STC/ET         MODEL 1      ATP $*****
 Services & Storage Cabinets are quoted separately                       C/DTRX        80/176/640      Price
-----------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                          ARTICLE NUMBER       QTY
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                16
-----------------------------------------------------------------------------------------------------------------
FDI Kit                                                             BAYU623520/8                2
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OM1
-----------------------------------------------------------------------------------------------------------------
TRU, TTON, CANS, PCD                                                BFEU304516/1                1      $    *****
-----------------------------------------------------------------------------------------------------------------
OM1 Cabinet                                                         BYB20212/504                1
-----------------------------------------------------------------------------------------------------------------
OM1 Cableset                                                        NTMBFEU304516/1             1
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BFD114508/2                 1
-----------------------------------------------------------------------------------------------------------------
CANS Magazine                                                       BDF114508/4                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/5                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/6                 1
-----------------------------------------------------------------------------------------------------------------
TTON-U Magazine                                                     BFD321522/8                 1
-----------------------------------------------------------------------------------------------------------------
PCD-O U Law Magazine (DL2)                                          BFD322510/3                 1
-----------------------------------------------------------------------------------------------------------------
TRU Magazine                                                        BFD322543/3                 1
-----------------------------------------------------------------------------------------------------------------
RMSM Magazine                                                       BFD748542/8                 1
-----------------------------------------------------------------------------------------------------------------
RPM6 Magazine                                                       BFD742401/2                 2
-----------------------------------------------------------------------------------------------------------------
Connection Cable                                                    RPM603193/1600              1
-----------------------------------------------------------------------------------------------------------------
EXT-SC Board                                                        ROF13777723/1               1
-----------------------------------------------------------------------------------------------------------------
EBA-SC Board                                                        ROF1378407/1                1
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Small alarm Panel                                                   BGA3111111                  1      $    *****
-----------------------------------------------------------------------------------------------------------------
Large alarm Panel                                                   BGA3111110                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Aids
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Plastic Pocket                                               694469          30      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Stand                                             LZK10231/30                 1      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Wire Stripper                                     LSD2152/2                   3      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Lamp Extractor                                    LSY12104                    2      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Handle                                            LTD11702                    6      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Button                                            LTD11712                    4      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Button                                            LTD11714                    2      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Tool                                              LTD11771                    3      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids, Wire Positioned                                   LSH14001                    1      $    *****
-----------------------------------------------------------------------------------------------------------------
Maintenance Aids(Orderable only in Smart)                           ERU2400005                  1      $    *****
-----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL3        ATP
                                                                                   STC/ETC/DTRX     ------------    $*****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        160/256/1152    PRICE
 CABINETS ARE QUOTED SEPARATELY
--------------------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION                                              ARTICLE NUMBER        QTY
--------------------------------------------------------------------------------------------------------------------------------
CPG Equipment
--------------------------------------------------------------------------------------------------------------------------------
APZ1220, A-side (w/64MW PS, 192MW DS, & 16 RP Buses)                             BFE 301 133/265             1        $    *****
APZ1220, B-side (w/64MW PS, 192MW DS, & 16 RP Buses)                             BFE 301 133/266             1        $    *****
CPG APZ212 20 SPARES, separately packaged Equipment                              BFE 301133K                 1        $    *****
--------------------------------------------------------------------------------------------------------------------------------
IOG Equipment
--------------------------------------------------------------------------------------------------------------------------------
#1 - 10G11B5 (S) SPG0 "A"                                                        BFE301139/215               1        $    *****
#2 - 10G11B5 (S) SPG0 "B"                                                        BFE301139/216               1        $    *****
#3 - 10G11B5 SPG0 ODM + SPG Spares, + sep. packaged Equip.                       BFE301139/K                 1        $    *****
--------------------------------------------------------------------------------------------------------------------------------
AP/APEC-
--------------------------------------------------------------------------------------------------------------------------------
DELIVERY SET: AP, AEC, AUI                                                       BFZU306500                  1        $    *****
S400RK Adj. Processor                                                            FBE306011/1                 1
AUI Transceiver                                                                  KDV12701                    2
APEC, 2 STOC, 1 AUIM                                                             BFEU301179/3                1
STOC CABINET                                                                     BYB20212/504                1
STOC SHELF CABLESET                                                              NTM18057/1H                 1
STOC MAGAZINE                                                                    BFD743101/4                 2
AUI MAGAZINE (2 Transceivers)                                                    BFD742510/2                 1
Adjunct Processor Phase 1 Software                                               ERU8200024                  1        $    *****
--------------------------------------------------------------------------------------------------------------------------------
APT
--------------------------------------------------------------------------------------------------------------------------------
GS10
--------------------------------------------------------------------------------------------------------------------------------
CLM, RCM                                                                         BFEU301048/1                1        $    *****
____ MAGAZINE                                                                    BFD112015/3                 2
____ CABINET                                                                     BYB20212/504                1
____ CABLESET                                                                    NTMBFE301048/15             1
GS10 CABLESET (RCF)                                                              NTMP18060/136               1
CLM64C MAGAZINE                                                                  BFD748533/3                 3
RCM MAGAZINE                                                                     BFD123502/2                 1
RPM6 MAGAZINE (CLM)                                                              BFD742041/2                 2
FDI Kit                                                                          ERU8200024                  1
--------------------------------------------------------------------------------------------------------------------------------
GS11
--------------------------------------------------------------------------------------------------------------------------------
16K SPM                                                                          BFEU301048/2                1        $    *****
GS11 CABINET                                                                     BYB20212/504                1
GS11 CABLESET                                                                    NTMBFE301048/12             1
SPM64C Magaizine-8K                                                              BFD748532/3                 4
FDI Kit                                                                          BAYU623520/3                1
--------------------------------------------------------------------------------------------------------------------------------
GS7
--------------------------------------------------------------------------------------------------------------------------------
2K TSM, 2RP (GS 7)                                                               BFEU301048/2                3        $    *****
GS7 CABINET                                                                      BYB20212/504                3
GS7 CABLESET                                                                     NTMBFE301048/12             3
FDI Kit                                                                          BFD748532/3                 3
TSM64C Magazine (DL2) (A+B)                                                      BAYU623520/3               24
RPM6A                                                                                                        6
--------------------------------------------------------------------------------------------------------------------------------
GS8
--------------------------------------------------------------------------------------------------------------------------------
2K TSM (GS 8)                                                                    BFEU301048/6                3        $    *****
GS8 Cabinet                                                                      BYB20212/504                3
GS8 CABLESET                                                                     NTMBFE301048/9              3
FDI Kit                                                                          BAYU623520/1                3
TSM64C Magazine (DL2) (+B)                                                       BFD744002/3                24
--------------------------------------------------------------------------------------------------------------------------------
GEMM-1
--------------------------------------------------------------------------------------------------------------------------------
5 ETC4/96 GEMM1, (80 ETC-T1)                                                     BFEU30117/1/5               0        $    *****
ETC-GEMM1 Cabinet                                                                BYB20212/504
ETC-GEMM1 Cableset                                                               NTMBFE301171/1H             0
24/96 GEMM1 MAGAZIN(16BOARDS)                                                    BFD748550/13                0
____Prefabricated Cable                                                          TSRU9042506/75000
FDI Kit                                                                          BAYU623520/8                0
--------------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL3        ATP
                                                                                   STC/ETC/DTRX     ------------    $*****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        160/256/1152    PRICE
 CABINETS ARE QUOTED SEPARATELY
--------------------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION                                              ARTICLE NUMBER        QTY
--------------------------------------------------------------------------------------------------------------------------------
S23
--------------------------------------------------------------------------------------------------------------------------------
ITRA-EM8                                                                         BFEU304519/1                3        $    *****
ITRA Cabinet                                                                     BYB20224/504                3
ITRA Cable Set                                                                   NTMBFEU304519/1             3
Air Stop                                                                         893/BYB20224                3
Filter Set                                                                       890BYB20224/5               3
Cooling Fan                                                                      804/BYB202                  3
ITRA-EM8 Magazine (64 DTRXs per Magazine)                                        BFD745506/2                12
RPM6 Magazine                                                                    BFD742401/2                12
Fan Alarm Strapping Plug                                                         RNV99123/258                3
FDI Kit                                                                          BAYU623520/16               3
--------------------------------------------------------------------------------------------------------------------------------
TS24
--------------------------------------------------------------------------------------------------------------------------------
16 STC, 1 ETC 24/96 GEMM1 (16 ETC-T1)                                            BFEU304520/1               10        $    *****
TS24 Cabinet                                                                     BYB20212/504               10
TS24 Cableset                                                                    NTMBFEU304520/1            10
STC2C Magazine V11                                                               BFD321007/4               160
ETC24/96 GEMM1 Magazine (16 ETC-T1 Boards)                                       BFD748550/13               10
XB10 Prefabricated Cable                                                         TSRU9042506/75000          10
FDI Kit                                                                          BAYU623514/3               20
FDI Kit                                                                          BAYU623520/11              10
--------------------------------------------------------------------------------------------------------------------------------
TS25
--------------------------------------------------------------------------------------------------------------------------------
2 ETC 24/96 GEMM1 (32 ETC-T1), 2 ITRA-EM8                                        BFEU304521/1                3        $    *****
TS25 Cabinet                                                                     BYB20212/504                3
TS25 Cableset                                                                    NTMBFEU304521/1             3
Air Stop                                                                         893/BYB20224                3
____ Set                                                                         890/BYB20224/5              3
____ Fan                                                                         804/BYB202                  3
____4/96 GEMM1 Magazine (16 ETC-T1 Boards)                                       BFD748550/13                6
____EM8 Magazine (64 DTRXs per Magazine)                                         BFD746506/2                 6
RPM6 Magazine                                                                    BFD742401/2                 6
XB10 Prefabricated Cable                                                         TSRU9042506/75000           6
FAN Alarm Strapping Plug                                                         RNV991123/258               3
FDI Kit                                                                          BAYU623520/16               3
--------------------------------------------------------------------------------------------------------------------------------
TS6
--------------------------------------------------------------------------------------------------------------------------------
4 CSR, 4 CCD, 2 AST                                                              BFEU304107/1                1        $    *****
TS6 CABINET                                                                      BYB20224/504                1
TS6 CABLESET                                                                     NTMBFE304107/1              1
CSR4 MAGAZINE (for MF call setup)                                                BFD323516/3                 4
CCD MAGAZINE (up to 5 5-party calls per magazine)                                BFD323531/6                 4
AST-DR MAGAZINE (64 announcements per magazine)                                  BFD748506/7                 2
RPM6 MAGAZINE                                                                    BFD742401/2                 4
FDI Kit                                                                          BAYU623520/5                1
--------------------------------------------------------------------------------------------------------------------------------
TS19
--------------------------------------------------------------------------------------------------------------------------------
2 KRDD, 2 CSKD, 4 TCD6                                                           BFEU304512/1                1        $    *****
TS19 CABINET                                                                     BYB20224/504                1
TS19 CABLESET                                                                    NTMBFEU304512/1             1
PCD-O U-LAW MAGAZINE (DL2)                                                       BFD322510/3                 2
KRDD Magazine                                                                    BFD116503/6                 2
CSKD Magazine (DTMF)                                                             BFD321558/4                 2
CANS Magazine                                                                    BFD114508/4                 1
TCON Magasine                                                                    BFD114010/2                 1
SC90000T1 MUX                                                                    BFDU199500/24               1
TCD6 Magazine                                                                    BFD115532/2                 4
RPM6 Magazine                                                                    BFD742401/2                 4
FDI Kit                                                                          BAYU623520/12               1
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
____TRHM (w/2 RPDs)                                                              BFEU304518/1                2        $    *****
TS22 Cabinet                                                                     BYB20224/504                2
TS22 Cableset                                                                    NTMBFEU304511/1             2
S7ST Magazine V35                                                                BFD321539/4                16
TRHM Magazine                                                                    BFD748513/6                 2
RPM6 Magazine                                                                    BFD742401/2                16
--------------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL3        ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        160/256/1152    PRICE
 CABINETS ARE QUOTED SEPARATELY
--------------------------------------------------------------------------------------------------------------------------------
                         DESCRIPTION                                              ARTICLE NUMBER        QTY
--------------------------------------------------------------------------------------------------------------------------------
TRU, TTON, CANS, PCD                                                             BFEU304516/1                1        $    *****
OM1 Cabinet                                                                      BYB20212/504                1
OM1 Cableset                                                                     NTMBFEU304516/1             1
CANS Magazine                                                                    BFD114508/2                 1
CANS Magazine                                                                    BFD114508/4                 1
TTON-U Magazine                                                                  BFD321522/5                 1
TTON-U Magazine                                                                  BFD321522/6                 1
TTON-U Magazine                                                                  BFD321522/8                 1
PCD-OU Law Magazine (DL2)                                                        BFD322510/3                 1
TRU Magazine                                                                     BFD322543/3                 1
RMSM Magazine                                                                    BFD748542/8                 1
RPM6 Magazine                                                                    BFD742401/2                 2
Connection Cable                                                                 RPM603/193/1600             1
EXT-SC Board                                                                     ROF1377723/1                1
EBA-SC Board                                                                     ROF1378407/1                1

Small alarm panel                                                                BGA311111                   1
Large alarm panel                                                                BGA311110                   1
--------------------------------------------------------------------------------------------------------------------------------
Aids
--------------------------------------------------------------------------------------------------------------------------------
Maintenance Aids, Plastic Pocket                                                 694469                     30        $    *****
Maintenance aids, Stand                                                          LZK10231/30                 1        $    *****
Maintenance Aids, Wire Stripper                                                  LSD2152/2                   3        $    *****
Maintenance Aids, Lamp Extractor                                                 LSY12104                    2        $    *****
Maintenance Aids, Handle                                                         LTD11702                    6        $    *****
Maintenance Aids, Button                                                         LTD11712                    4        $    *****
Maintenance Aids, Button                                                         LTD11714                    2        $    *****
Maintenance Aids, Tool                                                           LTD11771                    3        $    *****
Maintenance Aids, Wire Positioner                                                LSH 14001                   1        $    *****
Maintenance Aids (Orderabie only in Smart)                                       ERU2400005                  1        $    *****
--------------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      MODEL4         ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        208/336/1280    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION                                    ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
CPG Equipment
----------------------------------------------------------------------------------------------------------------------------
APZ21220, A-side (w/64MW PS, 192MW DS, & 16 RP Buses)                              BFE301133/265               1  $    *****
AP221220, B-side (w/64MW PS, 192MW DS, & 16 RP Buses)                              BFE301133/266               1  $    *****
CPG APZ212 20 SPARES, + separately packaged Equipment                               BFE301153/K                1  $    *****
----------------------------------------------------------------------------------------------------------------------------
IOG Equipment
----------------------------------------------------------------------------------------------------------------------------
#1 - 10G11B5 (S) SPGO "A"                                                          BFE301139/215               1  $    *****
#2 - 10G11B5 (S) SPGO "B"                                                          BFE301139/216               1  $    *****
#3 - 10G11B5 SPGO ODM + SPG Spares, + sep. pacakged Equip.                          BFE301139/K                1  $    *****
----------------------------------------------------------------------------------------------------------------------------
AP/APEC
----------------------------------------------------------------------------------------------------------------------------
DELIVERY SET; AP, APEC, AUI                                                         BFZU306500                 1  $    *****
S400RK Adj. Processor                                                               BFE306011/1                1
AUI Transceiver                                                                      KDV12701                  2
APEC, 2 STOC, 1 AUIM                                                               BFEU301179/3                1
STOC CABINET                                                                       BYB20212/504                1
STOC SHELF CABLESET                                                                 NTM18057/1H                1
STOC MAGAZINE                                                                       BFD743101/4                2
AUI MAGAZINE (2 Transceivers)                                                       BFD742510/2                1
Adjunct Processor Phase 1 Software                                                  ERU8200024                 1  $    *****
----------------------------------------------------------------------------------------------------------------------------
APT
----------------------------------------------------------------------------------------------------------------------------
GS10
----------------------------------------------------------------------------------------------------------------------------
___ RCM                                                                            BFEU301048/1                1  $    *****
___ MAGAZINE                                                                        BFD112015/3                2
___ CABLESET                                                                       BYB20212/504                1
GS10 CABLESET (RCF)                                                               NTMBFE301048/15              1
CLM64C MAGAZINE                                                                    NTMP18060/136               1
RCM MAGAZINE                                                                       BFD7485333/3                3
RPM6 MAGAZINE (CLM)                                                                 BFD123502/2                1
FDI Kit                                                                             BFD742401/2                2
                                                                                   BAYU623520/2                1
----------------------------------------------------------------------------------------------------------------------------
GS11
----------------------------------------------------------------------------------------------------------------------------
16K SPM                                                                            BFEU301048/2                1  $    *****
GS11 CABINET                                                                       BYB20212/504                1
GS11 CABLESET                                                                     NTMBFE301048/12              1
SPM64C Magazine-8K                                                                  BFD748532/3                4
FDI Kit                                                                            BAYU623520/3                1
----------------------------------------------------------------------------------------------------------------------------
GS7
----------------------------------------------------------------------------------------------------------------------------
2K TSM, 2 RP (GS 7)                                                                BFEU301048/4                4  $    *****
GS7 CABINET                                                                        BYB20212/504                4
GS7 CABLESET                                                                      NTMBFE301048/8               4
TDI Kit                                                                            BAYU623520/17               4
TSM64C Magazine (DL2) (+B)                                                          BFD744002/3               32
RPM6A                                                                               BFD742401/2                8
----------------------------------------------------------------------------------------------------------------------------
GS8
----------------------------------------------------------------------------------------------------------------------------
2K TSM, 2 RP (GS 8)                                                                BFEU301048/6                3  $    *****
GS8 Cabinet                                                                        BYB20212/504                3
GS8 CABLESET                                                                      NTMBFE301048/9               3
FDI Kit                                                                            BAYU623520/1                3
TSM64C Magazine (DL2 (A+B)                                                          BFD744002/3               24
----------------------------------------------------------------------------------------------------------------------------
GEMM-1
----------------------------------------------------------------------------------------------------------------------------
ETC24/96 GEMM1, (80 ETC-T1)                                                        BFEU301171/5                0  $    *****
FTC-GEMM1 Cabinet                                                                  BYB20212/504
____-GEMM1 Cableset                                                               NTMBFE301171/1H
____ 24/96 GEMM1 MAGAZINE (16 BOARDS)                                              BFD748550/13
____ Prefabricated Cable                                                         TSRU9042506/75000
FDI Kit                                                                            BAYU623520/8
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      MODEL4         ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        208/336/1280    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION                                    ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
S23
----------------------------------------------------------------------------------------------------------------------------
ITRA-EM8                                                                           BFEU304519/1                3  $    *****
TRA Cabinet                                                                        BYB20224/504                3
ITRA Cable Set                                                                    NTMBFEU304519/1              3
Air Stop                                                                           893/BYB20224                3
Filter Set                                                                         890BYB20224/5               3
Cooling Fan                                                                         804/BYB202                 3
ITRA-EM8 Magazine (64 DTRXs per Magazine)                                           BFD746506/2               12
RPM6 Magazine                                                                       BFD742401/2               12
Fan Alarm Strapping Plug                                                           RNV99123/258                3
FDI Kit                                                                            BAYU623520/16               3
----------------------------------------------------------------------------------------------------------------------------
TS24
----------------------------------------------------------------------------------------------------------------------------
16 STC, 1 ETC 24/96 GEMM1 (16ETC-T1)                                               BFEU304520/1               13  $    *****
TS24 Cabinet                                                                       BYB20212/504               13
TS24 Cableset                                                                     NTMBFEU304520/1             13
STC2C Magazine V11                                                                  BFD321007/4              208
ETC24/96 GEMM1 Magazine (16 ETC-T1 Boards)                                         BFD748550/13               13
XB10 Prefabricated Cable                                                         TSRU9042506/75000            13
FDI Kit                                                                            BAYU623514/3               26
FDI Kit                                                                            BAYU623520/11              13
----------------------------------------------------------------------------------------------------------------------------
TS25
----------------------------------------------------------------------------------------------------------------------------
2 ETC 24/96 GEMM1 932 ETC-T1), 2 ITRA-EM8                                          BFEU304521/1                4  $    *****
TS25 Cabinet                                                                       BYB20212/504                4
TS25 Cableset                                                                     NTMBFEU304521/1              4
Air Stop                                                                           893/BYB20224                4
____ Set                                                                          890/BYB20224/5               4
____ Fan                                                                            804/BYB202                 4
____/96 GMM1 Magazine (16 ETC-T1 Boards)                                           BFD748550/13                8
____EM8 Magazine (6 DTRXs per Magazine)                                             BFD745406/2                8
RPM6 Magazine                                                                       BFD742401/2                8
XB10 Prefabricated Cable                                                         TSRU9042506/75000             8
FAN Alarm Strapping Plug                                                           RNV991123/258               4
FDI Kit                                                                            BAYU623520/16               4
----------------------------------------------------------------------------------------------------------------------------
TS6
----------------------------------------------------------------------------------------------------------------------------
4 CSR, 4 CCD, 2 AST                                                                BFEU304107/1                1  $    *****
TS6 CABINET                                                                        BYB20224/504                1
TS6 CABLESET                                                                      NTMBFE304107/1               1
CSR4 MAGAZINE (for MF call setup)                                                   BFD323516/3                4
CCD MAGAZINE (up to 5 6-party calls per magazine)                                   BFD323531/6                4
RPM6 MAGAZINE                                                                       BFD748506/7                2
FDI Kit                                                                             BFD742401/2                4
                                                                                    BAYU623520/5               1
----------------------------------------------------------------------------------------------------------------------------
TS19
----------------------------------------------------------------------------------------------------------------------------
2 KRDD, 2 CSKD, 4 TCD6                                                             BFEU304512/1                1  $    *****
TS19 CABINET                                                                       BYB20224/504                1
TS19 CABLESET                                                                     NTMBFEU304512/1              1
PCD-O U-LAW MAGAZINE (DL2)                                                          BFD322510/3                2
KRDD Magazine                                                                       BFD116503/6                2
CSKD Magazine (DTMF)                                                                BFD321558/4                2
CANS Magazine                                                                       BFD114508/4                1
TCON Magazine                                                                       BFD114010/2                1
SC90000 T1 MUX                                                                     BFDU199500/24               1
TCD6 Magazine                                                                       BFD115532/2                4
RPM6 Magazine                                                                       BFD742401/2                4
FDI Kit                                                                            BAYU623520/12               1
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
____ 1 TRHM (w/2 RPDs)                                                             BFEU304518/1                2  $    *****
____ Cabinet                                                                       BYB20224/504                2
TS22 Cableset                                                                     NTMBFEU304511/1              2
S7ST Magazine V35                                                                   BFD321539/4               16
TR-HM Magazine                                                                      BFD748513/6                2
RPM6 Magazine                                                                       BFD742401/2               16
FDI Kit                                                                            BAYU623520/8                2
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      MODEL4         ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        208/336/1280    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION                                    ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
OM1
----------------------------------------------------------------------------------------------------------------------------
TRU, ITON, CANS, PCD                                                               BFEU304516/1                1  $    *****
OM1 Cabinet                                                                        BYB20212/504                1
OM1 Cableset                                                                      NTMBFEU304516/1              1
CANS Magazine                                                                       BFD114508/2                1
CANS Magazine                                                                       BFD114508/4                1
TTON-U Magazine                                                                     BFD321522/5                1
TTON-U Magazine                                                                     BFD321522/6                1
TTON-U Magazine                                                                     BFD321522/8                1
PCD OU Law Magazine (DL2)                                                           BFD322510/3                1
TRU Magazine                                                                        BFD322543/3                1
RMSM Magazine                                                                       BFD748542/8                1
RPM6 Magazine                                                                       BFD742401/2                2
Connection Cable                                                                  RPM603193/1600               1
EXT-SC Board                                                                       ROF1377723/1                1
EBA-SC Board                                                                       ROF1378407/1                1

Small alarm Panel                                                                    BGA311111                 1  $    *****
Large alarm Panel                                                                    BGA311110                 1  $    *****
----------------------------------------------------------------------------------------------------------------------------
Aids
----------------------------------------------------------------------------------------------------------------------------
Maintenance Aids, Plastic Pocket                                                       694469                 30  $    *****
Maintenance Aids, Stand                                                             LZK10231/30                1  $    *****
Maintenance Aids,Wire Stripper                                                       LSD2152/2                 3  $    *****
Maintenance Aids, Lamp Extractor                                                     LSY12104                  2  $    *****
Maintenance Aids, Handle                                                             LTD11702                  6  $    *****
Maintenance Aids, Button                                                             LTD11712                  2  $    *****
Maintenance Aids, Button                                                             LTD11714                  2  $    *****
Maintenance Aids, Tool                                                                LTD1171                  3  $    *****
Maintenance Aids, Wire Positioner                                                    LSH14001                  1  $    *****
Maintenance Aids, (Orderable only in Smart)                                         ERUZ2400005                1  $    *****
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL5        ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        205/384/1536    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION                                                ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
CPG Equipment
----------------------------------------------------------------------------------------------------------------------------
APZ21220, A-side (w/64 MW PS, 192MW DS, & 16 RP Buses)                             BFE301133/265               1  $    *****
APZ21220, B-side (w/64 MW PS, 192MW DS, & 16 RP Buses)                             BFE301133/266               1  $    *****
CPG APZ 212 20 SPARES, separately packaged Equipment                                BFE301133/K                1  $    *****
10G Equipment
----------------------------------------------------------------------------------------------------------------------------

#1 - 10G11B5 (S) SPGO "A"                                                          BFE301139/215               1  $    *****
#2 - 10G11B5 (S) SPGO "B"                                                          BFE301139/216               1  $    *****
#3 - 10G11B5 SPG0 ODM + Spares, + sep. packaged Equip.                              BFE301139/K                1  $    *****
AP/APEC
----------------------------------------------------------------------------------------------------------------------------

DELIVERY SET; AP, APEC, AUI                                                         BFZU306500                 1  $    *****
S400RK Adj. Processor                                                               BFE306011/1                1
AUI Transceiver                                                                      KDV12701                  2
APEC, 2 STOC, 1 AUIM                                                               BFEU301179/3                1
STOC CABINET                                                                       BYB20212/504                1
STOC SHELF CABLESET                                                                 NTM18057/1H                1
STOC MAGAZINE                                                                       BFD743101/4                2
AUI MAGAZINE (2 Transceivers)                                                       BFD742510/2                1
Adjunct Processor Phase 1 Software                                                  ERU82000024                1  $    *****
APT
----------------------------------------------------------------------------------------------------------------------------

GS10
CLM, RCM                                                                           BFEU301048/1                1  $    *****
____ MAGAZINE                                                                       BFD112015/3                2
____ CABINET                                                                       BYB20212/504                1
____ CABLESET                                                                     NTMBFE301048/15              1
GS10 CABLESET (RCF)                                                                NTMP18060/136               1
CLM64C MAGAZINE                                                                     BFD748533/3                3
RCM MAGAZINE                                                                        BFD123502/2                1
RPM6 MAGAZINE (CLM)                                                                 BFD742401/2                2
FDI Kit                                                                            BAYU623520/2                1
----------------------------------------------------------------------------------------------------------------------------
GS11
----------------------------------------------------------------------------------------------------------------------------

16K SPM                                                                            BFEU301048/4                4  $    *****
GS7 CABINET                                                                        BYB20212/504                4
GS7 CABLESET                                                                      NTMBFE301048/8               4
FDI Kit                                                                            BAYU623520/17               4
TSM64C Magazine (DL2) A+B)                                                          BFD744002/3               32
RPM6A                                                                               BFD742401/2                8
GS8
----------------------------------------------------------------------------------------------------------------------------

2K TSM (GS 8)                                                                      BFEU301048/6                4  $    *****
GS8 Cabinet                                                                        BYB20212/504                4
GS8 CABLESET                                                                      NTMBFE301048/9               4
FDI Kit                                                                            BAYU623520/1                4
TSM64C Magazine (DL2) (A+B)                                                        BFD7444002/3               32
GEMM1
----------------------------------------------------------------------------------------------------------------------------

5 ETC24/96 GEMM1, (80 ETC-T1)                                                      BFEU301171/5                0  $    *****
ETC-GMM1 Cabinet                                                                   BYB20212/504
____GEMM1 Cableset                                                                NTMBFE301171/H
____24/96 GEMM1 MAGAZINE (16 BOARDS)                                               BFD7485550/13
____ Prefabricated Cable                                                         TSRU9042506/75000
FDI Kit                                                                            BAYU623520/8

S23
ITRA-EM8                                                                           BFEU304519/1                4  $    *****
ITRA Cabinet                                                                       BYB20224/504                4
ITRA Cable Set                                                                    NTMBFEU304519/1              4
Air Stop                                                                           893/BYB20224                4
Filter Set                                                                         890BYB20224/5               4
Cooling Fan                                                                         804/BYB202                 4
ITRA-EM8 Magazine (64 DTRXs per Magazine)                                           BFD746506/2               16
RPM6 Magazine                                                                       BFD742401/2               16
Fan Alarm Strapping Plug                                                           RNV99123/258                4
FDI Kit                                                                            BAYU623520/16               4
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL5        ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        205/384/1536    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION                                                ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
IS24
----------------------------------------------------------------------------------------------------------------------------
16 STC, 1 ETC 24/96 GEMM1 (16 ETC-T1)                                              BFEU304520/1               16  $    *****
TS24 Cabinet                                                                       BYB20212/504               16
TS24 Cableset                                                                     NTMBFEU304520/1             16
STC2C Magazine V11                                                                  BFD321007/4              256
ETC/24/96 GEMM1 Magazine (16 ETC-TI Boards)                                        BFD748550/13               16
XB10 Prefabricated Cable                                                         TSRU9042506/75000            16
FDI Kit                                                                            BAYU623514/3               32
FDI Kit                                                                            BAYU623520/11              16
----------------------------------------------------------------------------------------------------------------------------
TS25
----------------------------------------------------------------------------------------------------------------------------
2 ETC 24/96 GEMM1 (32 ETC-T1), 2 ITRA-EM8                                          BFEU304521/1                4  $    *****
TS25 Cabinet                                                                       BYB20212/504                4
TS25 Cableset                                                                     NTMBFEU304521/1              4
Air Stop                                                                           893/BYB20224                4
____ Set                                                                          890/BYB20224/5               4
____ Fan                                                                            804/BYB202                 4
____4/96 GEMM1 Magazine (16 ETC-T1 Boards)                                         BFD748550/13                8
____EM8 Magazine (64 DTRXs per Magazine)                                            BFD746506/2                8
RPM6 Magazine                                                                       BFD742401/2                8
XB10 Prefabricated Cble                                                          TSRU9042506/5000              8
FAN Alarm Strapping Plug                                                           RNV991123/258               4
FDI Kit                                                                            BAYU623520/16               4
----------------------------------------------------------------------------------------------------------------------------
TS6
----------------------------------------------------------------------------------------------------------------------------
4 CSR, 4 CCD, 2 AST                                                                BFEU304107/1                1  $    *****
TS6 CABINET                                                                        BYB20224/504                1
TS6 CABLESET                                                                      NTMBFE304107/1               1
CSR4 MAGAZINE (for MF call setup)                                                   BFD323516/3                4
CDD MAGAZINE (up to 5 6-party announcements per magazine)                           BFD323531/6                4
RPM6 MAGAZINE                                                                       BFD748506/7                2
FDI Kit                                                                             BFD742401/2                4
                                                                                   BAYU623520/5                1
----------------------------------------------------------------------------------------------------------------------------
TS19
----------------------------------------------------------------------------------------------------------------------------
2 KRDD, 2 CSKD, 4 TCD6                                                             BFEU304512/1                1  $    *****
TS19 CABINET                                                                       BYB20224/504                1
TS19 CABLESET                                                                     NTMBFEU304512/1              1
PCD-O U-LAW MAGAZINE (DL2)                                                          BFD322510/3                2
KRDD Magazine                                                                       BFD116503/6                2
CSKD Magazine (DTMF)                                                                BFD321558/4                2
CANS Magazine                                                                       BFD114508/4                1
TCON Magazine                                                                       BFD114010/2                1
SC90000 T1 MUX                                                                     BFDU199500/24               1
TCD6 Magazine                                                                       BFD115532/2                4
RPM6 Magazine                                                                       BFD742401/2                4
FDI Kit                                                                            BAYU623520/12               1
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
____ 1 TRHM (w/2 RPDs)                                                             BFEU304518/1                2  $    *****
____ Cabinet                                                                       BYB20224/504                2
TS22 Cableset                                                                     NTMBFEU304511/1              2
S7ST Magazine V35                                                                   BFD321539/4               16
TRHM Magazine                                                                       BFD748513/6                2
RPM6 Magazine                                                                       BFD742401/2               16
FDI Kit                                                                            BAYU623520/8                2
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                             `97 EASYPACK MSC, 19000MHZ PRICING
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       MODEL5        ATP
                                                                                   STC/ETC/DTRX     ------------  $    *****
SITE ENGIEERING, DATA TRANSLATION, EQUIPMENT INSTALLATION SERVICES & STORAGE                        205/384/1536    PRICE
 CABINETS ARE QUOTED SEPARATELY
----------------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION                                                ARTICLE NUMBER        QTY
----------------------------------------------------------------------------------------------------------------------------
OM1
----------------------------------------------------------------------------------------------------------------------------
TRU, TTON, CANS, PCD                                                               BFEU304516/1                1  $    *****
OM1 Cabinet                                                                        BYB20212/504                1
OM1 Cableset                                                                      NTMBFEU304516/1              1
CANS Magazine                                                                       BFD114508/2                1
CANS Magazine                                                                       BFD114508/4                1
TTON-U Magazine                                                                     BFD321522/5                1
TTON-U Magazine                                                                     BFD321522/6                1
TTON-U Magazine                                                                     BFD321522/8                1
PCD-O U Law Magazine (DL2)                                                          BFD322510/3                1
TRU Magazine                                                                        BFD322543/3                1
RMSM Magazine                                                                       BFD748542/8                1
RPM6 Magazine                                                                       BFD742401/2                2
Connection Cable                                                                  RPM603193/1600               1
EXT-SC Board                                                                       ROF1377723/1                1
EBA-SC Board                                                                       ROF1378407/1                1

Small alarm Panel                                                                   BGAS111111                 1  $    *****
Large alarm Panel                                                                   BGAS3111110                1  $    *****
----------------------------------------------------------------------------------------------------------------------------
Aids
----------------------------------------------------------------------------------------------------------------------------
Maintenance Aids, Plastic Pocket                                                            694469            30  $    *****
Maintenance Aids, Stand                                                             LKZ10231/30                1  $    *****
Maintenance Aids, Wire Stripper                                                      LSD2152/1                 2  $    *****
Maintenance Aids, Lamp Extractor                                                     LSY12104                  2  $    *****
Maintenance Aids, Handle                                                             LTD11702                  6  $    *****
Maintenance Aids, Button                                                             LTD11712                  4  $    *****
Maintenance Aids, Button                                                             LTD11714                  2  $    *****
Maintenance Aids, Tool                                                               LTD11771                  3  $    *****
Maintenance Aids, Wire Positioner                                                    LSH14001                  1  $    *****
Maintenance Aids, (Orderable only in Smart)                                         ERU2400005                 1  $    *****
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EASY POWER 800 & 1900 AT&T 1997
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
____ Floor Installations:
-----------------------------------------------------------------------------------------------------------------
____ 701 001/1  Easy Power RFI A                  1  $  *****  1  $  *****
-----------------------------------------------------------------------------------------------------------------
____ 701 001/2  Easy Power RFI B                                            1  $  *****  1  $  *****  1  $  *****
-----------------------------------------------------------------------------------------------------------------
BZZU 701801/3   Easy Power RFI C
-----------------------------------------------------------------------------------------------------------------
Overhead Cablint Installations:
-----------------------------------------------------------------------------------------------------------------
BZZU 701 002/1  Easy Power OCI A                  1  $  *****  1  $  *****
-----------------------------------------------------------------------------------------------------------------
BZZU 701 002/2  Easy Power OCI B                                            1  $  *****  1  $  *****  1  $  *****
-----------------------------------------------------------------------------------------------------------------
BZZU 701 002/3  Easy Power OCI C
-----------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                    1997 Annual Prices - CMS 8800 Services

                                              NETWORKING PLANNING AND EXPANSION
-----------------------------------------------------------------------------------------------------------------------------------
                              SERVICE                                  ARTICLE #   PRICE ($)                UNIT
-----------------------------------------------------------------------------------------------------------------------------------
Frequency Planning                                                    SVCS10106A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Antenna System Configuration Audit                                    SVCS10136A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Preliminary Radio Network Design                                      SVCS10141A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Radio Network Design                                                  SVCS10137A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Radio NW Design Implementation                                        SVCS10138A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Voice Channel Handling Workshop                                       SVCS20620A      *****   per student, 6 student min., 20
                                                                                                        student max.
-----------------------------------------------------------------------------------------------------------------------------------
Channel Alloc. Diag./Cell Design Data                                 SVCS10150A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
RF Propagation Modeling                                               SVCS20508A      *****          per test location
-----------------------------------------------------------------------------------------------------------------------------------
Digital Implementation Process Program                                SVCS10113A      *****             per program
-----------------------------------------------------------------------------------------------------------------------------------
Voice Trunk Network Design                                            SVCS10117A      *****               per MSC
-----------------------------------------------------------------------------------------------------------------------------------
Signaling Network Design Services                                     SVCS10116A      *****            er MSC or HLR
-----------------------------------------------------------------------------------------------------------------------------------
Processor Load Services
  Traffic Study                                                       SVCS10123A      *****            per MSC or HLR
  Capacity Analysis                                                   SVCS10139A      *****            per MSC or HLR
-----------------------------------------------------------------------------------------------------------------------------------
Border Analysis                                                        SVCS1115A      *****            per MSC or BCS
-----------------------------------------------------------------------------------------------------------------------------------
Transmission Interconnect Design                                      SVCS10118A      *****               per MSC
                                                                      SVCS10119A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Transmission Installation Specifications                              SVCS10120A      *****               per MSC
                                                                      SVCS 10121A     *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
DCCH Implementation Services                                          SVCS10133A      *****
-----------------------------------------------------------------------------------------------------------------------------------
Echo Canceller Services                                               SVCS10124A      *****               per MSC
-----------------------------------------------------------------------------------------------------------------------------------
Cutover Coordination                                                  SVCS10125A      *****             per cutover
-----------------------------------------------------------------------------------------------------------------------------------
Synchronization Services
  Network Planning                                                    SVCS10135A      *****               per MSC
  Network Testing                                                     SVCS10140A      *****               per MSC
-----------------------------------------------------------------------------------------------------------------------------------
First Office Application (FOA)                                        SVCS10142A      *****                   PSB
-----------------------------------------------------------------------------------------------------------------------------------
Radio Network Overall Performance Evaluatio (RNOPE)                   SVSC10201A      *****               1st MSC
                                                                      SVCS10202A      *****             ea. addl MSC
-----------------------------------------------------------------------------------------------------------------------------------
Radio Network Detailed Problem Analysis (RNDPA)                       SVCS101211A     *****               1st MSC
                                                                      SVCS10212A      *****             ea. addl MSC
-----------------------------------------------------------------------------------------------------------------------------------
Radio Network Design Assessment                                       SVCS10213A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Design Checks - S/W Audit                                             SVCS10203A      *****             per analysis
-----------------------------------------------------------------------------------------------------------------------------------
Power and Grounding Audit                                             SVCS10204A      *****               per MSC
                                                                      SVCS10205A      *****               per site
-----------------------------------------------------------------------------------------------------------------------------------
Data Transcript Audit                                                 SVCS10206A      *****       MSC with less than 17 cell sites
                                                                      SVCS10207A      *****        MSC with 17 to 30 cell sites
                                                                      SVCS10208A      *****     MSC with greater than 30 cell sites
-----------------------------------------------------------------------------------------------------------------------------------
Syst. Performance Benchmarking Serv.                                  SVCS10214A      *****         per MSC per quarter
-----------------------------------------------------------------------------------------------------------------------------------


PSB = PER SYSTEM BASIS
NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES
---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       NETWORK OPERATION CONSULTING
-------------------------------------------------------------------------------------------------------------------
                 SERVICE                                      ARTICLE #         PRICE ($)                 UNIT
-------------------------------------------------------------------------------------------------------------------
Operations and Maintenance Consultant                         SVCS10301A          PSB                per consultant
-------------------------------------------------------------------------------------------------------------------
Switch/NW Ops. Ctr. (NOC) O&M Serv.                           SVCS10601A          PSB                per consultant
-------------------------------------------------------------------------------------------------------------------
Radio Base Station O&M Service                                SVCS10602A          PSB                per consultant
-------------------------------------------------------------------------------------------------------------------
Trans. Standard & Admin. O&M Service                          SVCS10603A          PSB                per consultant
-------------------------------------------------------------------------------------------------------------------
Performance Management O&M Service                            SVCS10604A          PSB                per consultant
-------------------------------------------------------------------------------------------------------------------

PSB = PER SYSTEM BASIS
NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES

                                NETWORK MANAGEMENT SYSTEM CONSULTING
-------------------------------------------------------------------------------------------------------------------
                  SERVICE                                             ARTICLE #         PRICE ($)            UNIT
-------------------------------------------------------------------------------------------------------------------
Network Managment System Consultant                                   SVCS10401A           PSB             per unit
-------------------------------------------------------------------------------------------------------------------



PSB = PER SYSTEM BASIS
NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES

                                   BUSINESS OPERATIONS CONSULTING
--------------------------------------------------------------------------------------------------------------
                              SERVICE                              ARTICLE #         PRICE ($)          UNIT
--------------------------------------------------------------------------------------------------------------
Business Operations Consultant                                     SVCS10501A         PSB             per unit
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------



PSB = PER SYSTEM BASIS
NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES

                                         CIVIL CONSTRUCTION
-----------------------------------------------------------------------------------------------------------
                              SERVICE                               ARTICLE #       PRICE ($)        UNIT
-----------------------------------------------------------------------------------------------------------
Civil Construction
-----------------------------------------------------------------------------------------------------------
Model 1 - Land Improvements with 80' Monopole                       SVCS20201A      PSB            per site
-----------------------------------------------------------------------------------------------------------
Model 2 - Land Improvements with 200' Self Supporting Tower         SVCS20202A      PSB            per site
-----------------------------------------------------------------------------------------------------------
Model 3 - Tenant Improements with 80' Monopole                      SVCS20203A      PSB            per site
-----------------------------------------------------------------------------------------------------------
Model 4 - Tenant Improvements with Rooftop Antennas                 SVCS20204A      PSB            per site
-----------------------------------------------------------------------------------------------------------
Model 5 - Rooftop Equipment with Antennas                           SVCS20205A      PSB            per site
-----------------------------------------------------------------------------------------------------------
Civil Construction Management                                       SVCS20206A      PSB            per site
-----------------------------------------------------------------------------------------------------------

NOTE:  THIS SERVICE IS PROVIDED BY 3RD PARTY CONTRACTORS AND MANAGED BY ERICSSON


PSB = PER SYSTEM BASIS
NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES

                                              SITE ENGINEERING
----------------------------------------------------------------------------------------------------------------------------
                      SERVICE                        ARTICLE #                   PRICE ($)                        UNIT
----------------------------------------------------------------------------------------------------------------------------
AXE Engineering
----------------------------------------------------------------------------------------------------------------------------
MSC - M1 - EasyPack                                  SVCS20357A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M2 - EasyPack                                  SVCS20358A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M3 - EasyPack                                  SVCS20359A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M4 - EasyPack                                  SVCS20360A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M5 - EasyPack                                  SVCS20361A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M6 - EasyPack                                  SVCS20362A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - M7 - EasyPack                                  SVCS20363A                            *****             per MSC
----------------------------------------------------------------------------------------------------------------------------
MSC - Customized                                     SVCS20301A         *****% of equipment list price       per MSC
----------------------------------------------------------------------------------------------------------------------------
Micro Base Controller                                SVCS20302A         *****% of equipment list price       per MSC
----------------------------------------------------------------------------------------------------------------------------
HLR Engineering                                      SVCS20303A         *****% of equipment list price       per MSC
----------------------------------------------------------------------------------------------------------------------------
HLR/SCP Engineering                                  SVCS20364A         *****% of equipment list price       per HLR/SCP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 882-850Mhz Macrocell Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20304A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20305A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20306A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20307A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package E (New SCCS)                                 SVCS20208A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 822-850 Mhz Microcell Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20209A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20310A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20311A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20312A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 884-850Mhz Macro Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20314A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20315A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20316A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20317A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package E (New SCCS sites)                           SVCS20318A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 884-850Mhz Compact Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20319A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20365A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20366A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20367A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 884-850Mhz Micro Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20368A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20369A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20370A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20371A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 884-1900Mhz Macro Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20372A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20373A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20374A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20375A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package E (New SCCS sites)                           SVCS20376A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
RBS 884-800 Mhz Macro Engineering
----------------------------------------------------------------------------------------------------------------------------
Package A (New sites)                                SVCS20377A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package B (Labels only)                              SVCS20378A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package C (Expanstion sites)                         SVCS20379A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package D (Expansion sites - no drawings)            SVCS20380A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
Package E (New SCCS sites)                           SVCS20381A                            *****             per RBS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Indoor Cell Engineering                              SVCS20382A                            *****             per indoor cell
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Minimum prior per engineering project                SVCS20325A                            *****             per project
----------------------------------------------------------------------------------------------------------------------------
MXE Site Engineering                                 SVCS20395A         *****% of equipment list price       per MXE
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                NETWORK DATA TRANSLATION
-----------------------------------------------------------------------------------------------------------------------
                      SERVICE                            ARTICLE #               PRICE ($)                   UNIT
-----------------------------------------------------------------------------------------------------------------------
Data Translation for Hardware
-----------------------------------------------------------------------------------------------------------------------
MSC - M1 - EasyPack                                   SVCS20383A                               *****   per MSC
MSC - M2 - EasyPack                                   SVCS20384A                               *****   per MSC
MSC - M3 - EasyPack                                   SVCS20385A                               *****   per MSC
MSC - M4 - EasyPack                                   SVCS20386A                               *****   per MSC
MSC - M5 - EasyPack                                   SVCS20387A                               *****   per MSC
MSC - M6 - EasyPack                                   SVCS20388A                               *****   per MSC
MSC - M7 - EasyPack                                   SVCS20389A                               *****   per MSC
MSC - Customized                                      ref: SVCS20301A  Included in *****% site             per MSC
                                                                       engineering price
Micro Base Controller                                 SVCS20321A                               *****   per MSC
Adjunct Processor                                     SVCS20394A                               *****   per AP

RBS 882-850Mhz Macrocell                              SVCS20322A                               *****   per RBS (analog)
RBS 882-850Mhz Macrocell                              SVCS20323A                               *****   per RBS (digital)
RBS 882-850Mhz Microcell                              SVCS20324A                               *****   per RBS (analog)
RBS 882-850Mhz Microcell                              SVCS20396A                               *****   per RBS (digital)
RBS 884-850Mhz Macro                                  SVCS20390A                               *****   per RBS
RBS 884-800Mhz Macro                                  SVCS20397A                               *****   per RBS
RBS 884-1900Mhz Macro                                 SVCS20398A                               *****   per RBS
RBS 884-850Mhz Compact                                SVCS20391A                               *****   per RBS
RBS 884-850Mhz Micro                                  SVCS20392A                               *****   per RBS

MXE                                                   SVCS20393A                               *****   per MXE
-----------------------------------------------------------------------------------------------------------------------
Data Implementation to NACN
-----------------------------------------------------------------------------------------------------------------------
Call Barring and Recorded Messages                    SVCS20326A                               *****   per MSC
B-Number and Routing Cases                            SVCS20327A                               *****   per MSC
A-Number Analysis                                     SVCS20328A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Switching Networking Features
-----------------------------------------------------------------------------------------------------------------------
A-Number Transfer for Interrogation                   SVCS20601A                               *****   per MSC
Call Setup Using SS7 ISUP                             SVCS20602A                               *****   per MSC
Category Translations for Visiting Subscribers        SVCS20603A                               *****   per MSC
Fully automatic Roaming Includes:                     SVCS20604A                               *****   per MSC
  CMS-CMS Fully Automatic Roaming
  IS-41 Call Delivery (Rev B)
  Periodic Registration Package
  SS7 MTUP                                            SVCS20605A                               *****   per MSC
Global Title Addressing                               SVCS20606A                               *****   per MSC
Intersystem Handoff Includes:
  CMS-CMS Handoff
  IS-41 Handoff (Rev8)
IS-41 Call Delivery Addition (Rev A) Upgrade          SVCS20607A                               *****   per MSC
IS-41 Handoff Addition (Rev A) Upgrade                SVCS20608A                               *****   per MSC
IS-41 Handoff Addition RevB) Upgrade                  SVCS20609A                               *****   per MSC
IS-41 Revision Selector                               SVCS20610A                               *****   per MSC
Originating Call Access Signaling                     SVCS20611A                               *****   per MSC
SS7 STP Gateway Message Screening                     SVCS20612A                               *****   per MSC
SS7 Signaling Network Trouble Notification            SVCS20613A                               *****   per MSC
SS7 Performance and Configuration Data                SVCS20614A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Performance Measurement Features
-----------------------------------------------------------------------------------------------------------------------
Operations and Maintenance includes:                  SVCS2015A                                *****   per MSC
  Call Traffic Recording
  Call Traffic Statistics
  Channel Device Hardware Malfunction Log
  Control Channel Disturbance Supervision
  Immediate Call Itemization
  Networked Subs Activity Report
  Radio Disturbance Recording
  Radio Environment Statistics
  Radio Related Call Release
  Remote Power and Frequency Control
  Remote Transceiver Control for Testing
-----------------------------------------------------------------------------------------------------------------------
Billing Measurement Features
-----------------------------------------------------------------------------------------------------------------------
Total Ticketing Statistics                            SVCS20616A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Radio Network Features
-----------------------------------------------------------------------------------------------------------------------
Extended Frequency Band                               SVCS20617A                               *****   per MSC
Handoff Queues                                        SVCS20618A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Overlaid Cells                                        SVCS20619A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                NETWORK DATA TRANSLATION
-----------------------------------------------------------------------------------------------------------------------
                      SERVICE                            ARTICLE #               PRICE ($)                   UNIT
-----------------------------------------------------------------------------------------------------------------------
Data Translation for Hardware
Voice Channel Priority Access                         SVCS20621A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Routing Features
-----------------------------------------------------------------------------------------------------------------------
A-Number Outpulsing                                   SVCS20622A                               *****   per MSC
ANI Transfer to Trunk Connected Devices               SVCS20623A                               *****   per MSC
Automatic Call Barring                                SVCS20624A                               *****   per MSC
Call In Progress Notification                         SVCS20625A                               *****   per MSC
Call Delivery Control                                 SVCS20626A                               *****   per MSC
Dynamic Roamer Routing Number                         SVCS20627A                               *****   per MSC
Incoming Message Coordinator                          SVCS20628A                               *****   per MSC
Internal Pool for Mobile Voice Privacy Terminal       SVCS20629A                               *****   per MSC
NPA Split                                             SVCS20630A                               *****   per MSC
Upgrade A-Number Outpulsing to Equal Access           SVCS20631A                               *****   per MSC
Upgrade Home Data Paging to VSA                       SVCS20632A                               *****   per MSC
Virtual System Areas                                  SVCS20633A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Multi-Exchange Paging Features
-----------------------------------------------------------------------------------------------------------------------
Alternative Location Coordination                     SVCS20634A                               *****   per MSC
Coordination of Polling Processes                     SVCS20635A                               *****   per MSC
Network Signaling Statistics                          SVCS20636A                               *****   per MSC
Operator Controlled Paging                            SVCS20637A                               *****   per MSC
Paging Area Statistics                                SVCS20638A                               *****   per MSC
Paging Parameter Statistics                           SVCS20639A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Fraud Prevention Features
-----------------------------------------------------------------------------------------------------------------------
Authentication (Phase 1)                              SVCS20640A                               *****   per MSC
Call Barring Upon Fraud Detection                     SVCS20641A                               *****   per MSC
Call Event Collision Detection                        SVCS20642A                               *****   per MSC
Call Teardown                                         SVCS20643A                               *****   per MSC
Roamer Port Misuse Protection                         SVCS20644A                               *****   per MSC
Intercept                                             SVCS20645A                               *****   per MSC
Screening of Serial Number and Mobile Station No.     SVCS20646A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
Revenue Enhancement Features
-----------------------------------------------------------------------------------------------------------------------
Calling Number Identity                               SVCS20647A                               *****   per MSC
Message Waiting Indicator (Announcement)              SVCS20648A                               *****   per MSC
Message Waiting Indicator (IS-64 Rev B)               SVCS20649A                               *****   per MSC
Message Waiting Indicator (Tone)                      SVCS20650A                               *****   per MSC
Mobile Charging Areas (Phase 1)                       SVCS20651A                               *****   per MSC
Voice Mail Handling                                   SVCS20652A                               *****   per MSC
Voice Mail Transfer Classes                           SVCS20653A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
MFJ Compliance Features
-----------------------------------------------------------------------------------------------------------------------
Equal Access                                          SVCS20654A                               *****   per MSC
MFJ Call Transfer in a Multi-Lata Switch              SVCS20655A                               *****   per MSC
-----------------------------------------------------------------------------------------------------------------------
AS-100 Features
-----------------------------------------------------------------------------------------------------------------------
DCCH                                                  SVCS20656A                               *****   per site
SMS                                                   SVCS20657A                               *****   per MSC
PSID                                                  SVCS20658A                               *****   per site
HCS                                                   SVCS20659A                               *****   per site
-----------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        EQUIPMENT INSTALLATION AND COMMISSIONING
-----------------------------------------------------------------------------------------------------------------------
                     Service                       ARTICLE #           PRICE ($)                       UNIT
-----------------------------------------------------------------------------------------------------------------------
AXE Installation & Testing (New Equipment)
-----------------------------------------------------------------------------------------------------------------------
MSC - M1 - EasyPack                                SVCS20451A                        *****   per MSC
MSC - M2 - EasyPack                                SVCS20452A                        *****   per MSC
MSC - M3 - EasyPack                                SVCS20453A                        *****   per MSC
MSC - M4 - EasyPack                                SVCS20454A                        *****   per MSC
MSC - M5 - EasyPack                                SVCS20455A                        *****   per MSC
MSC - M6 - EasyPack                                SVCS20456A                        *****   per MSC
MSC - M7 - EasyPack                                SVCS20457A                        *****   per MSC
MSC - Customatized (min. chage per project         SVCS20440A  *****% of equip. list price      per MSC
 $10,500)                                          SVCS20445A                        *****   per MSC
Micro Bse Controller Installation & Testing        SVCS20447A  *****% of equip. list price   per MSC
HLR Installation & Testing                         SVCS20458A                        *****   per HLR
HLR/SCP Installation & Testing                     SVCS20441A                        *****   per MSC
Transmission Installation & Testing                SVCS20448A                        *****   per MSC project
Minimum Installation Charge per MSC project        SVCS20467A                        *****   per voice board
Voice Boards:  Announcement or Recording
-----------------------------------------------------------------------------------------------------------------------
Base Station Installation and Testing (New
 Equipment)
-----------------------------------------------------------------------------------------------------------------------

RBS 882-850Mhz Macrocell                           SVCS20401A                        *****   per RBS
RBS 882-850Mhz Microcell                           SVCS20402A                        *****   per RBS
RBS 884-800,850 & 1900 Mhz Macro                   SVCS20406A                        *****   per RBS
RBS 884-800,850 & 1900 Mhz Compact                 SVCS20405A                        *****   per RBS
RBS 884-800,850 & 1900 Mhz Micro                   SVCS20407A                        *****   per RBS
RBS 884 800&850 Mhz SCCS                           SVCS20470A                        *****   per SCCS
RBS 884 1900 Mhz SCCS                              SVCS20471A                        *****   per SCCS
-----------------------------------------------------------------------------------------------------------------------
Base Station De-Installation (RBS880)
-----------------------------------------------------------------------------------------------------------------------
RBS880 - 3 sectors, 3-25 channels                  SVCS20483A                        *****   per RBS
RBS880 - 3 sectors, 25-48 channels                 SVCS20484A                        *****   per RBS
RBS880 - 1 sector, all channels                    SVCS20485                         *****   per RBS
-----------------------------------------------------------------------------------------------------------------------
AXE Installation & Testing (Upgrades)
-----------------------------------------------------------------------------------------------------------------------
MSC - M1 - EasyPack                                TBD                               *****   per MSC
MSC - M2 - EasyPack                                TBD                               *****   per MSC
MSC - M3 - EasyPack                                TBD                               *****   per MSC
MSC - M4 - EasyPack                                TBD                               *****   per MSC
MSC - M5 - EasyPack                                TBD                               *****   per MSC
MSC - M6 - EasyPack                                TBD                               *****   per MSC
MSC - M7 - EasyPack                                TBD                               *****   per MSC
MSC - Customatized (min. chage per project         TBD                               *****   per MSC
 $10,500)                                          TBD                               *****   per MSC
Micro Bse Controller Installation & Testing        TBD                               *****   per MSC
HLR Installation & Testing                         TBD                               *****   per HLR/SCP
HLR/SCP Installation & Testing                     TBD                               *****   per MSC
Transmission Installation & Testing
-----------------------------------------------------------------------------------------------------------------------
Base Station Installation and Testing (Upgrades)
-----------------------------------------------------------------------------------------------------------------------
RBS 882-850Mhz Macrocell                           TBD                               *****   per RSB
RBS 882-850Mhz Microcell                           TBD                               *****   per RSB
RBS 884-800,850 & 1900 Mhz Macro                   TBD                               *****   per RSB
RBS 884-800,850 & 1900 Mhz Compact                 TBD                               *****   per RSB
RBS 884-800,850 & 1900 Mhz Micro                   TBD                               *****   per RSB
RBS 884 800&850 Mhz SCCS                           TBD                               *****   per SCCS
RBS 884 1900 Mhz SCCS                              TBD                               *****   per SCCS

DS1 Communications (minimum of 10 DS1 tests req.)  SVCS20442A                        *****   per commercially active site
Mini-DXC/T1                                        SVCS20469A                        *****   per RBS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RBS 882 Macrocell Installation
  Type O - Piano, Texas Installation and           SVCS20462A                        *****   per kit
   Customer Field Testing                          SVCS20408A                        *****   >ERI Rack (each)
                                                   SVCS20409A                        *****   >First Rack (complete)
                                                   SVCS20410A                        *****   >Subsequent Racks (complete)
                                                   SVCS20411A                        *****   >Voice Channel (each)
                                                   SVCS20412A                        *****   >Power Cabinet (each)
                                                   SVCS20413A                        *****   >Rectifier (each)
                                                   SVCS20414A                        *****   >Battery String (each)
                                                   SVCS20415A                        *****   >TRI Magazine & Cable Set
                                                   SVCS20416A                        *****   >LVM & Cable Set (each)
                                                   SVCS20417A                        *****   >Digital Voice Channel (each)
 -----------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        EQUIPMENT INSTALLATION AND COMMISSIONING
-----------------------------------------------------------------------------------------------------------------------
                     Service                       ARTICLE #           PRICE ($)                       UNIT
-----------------------------------------------------------------------------------------------------------------------
AXE Installation & Testing (New Equipment)
-----------------------------------------------------------------------------------------------------------------------
 Type 1 - Piano, Texas Installation and           SVCS20463A                      *****   per kit
   Ericsson Field Testing                          SVCS20418A                     *****   >ERI Rack (each)
                                                   SVCS20419A                     *****   >First Rack (complete)
                                                   SVCS20420A                     *****   >Subsequent Racks (complete)
                                                   SVCS20421A                     *****   >Voice Channel (each)
                                                   SVCS20422A                     *****   >Power Cabinet (each)
                                                   SVCS20423A                     *****   >Rectifier (each)
                                                   SVCS20424A                     *****   >Battery String (each)
                                                   SVCS20425A                     *****   >TRI Magazine & Cable Set
                                                   SVCS20426A                     *****   >LVM & Cable Set (each)
                                                   SVCS20427A                     *****   >Digital Voice Channel (each)
-----------------------------------------------------------------------------------------------------------------------
Type 2 - Field Installation and Field Testing      SVCS20464A                     *****   per kit
                                                   SVCS20428A                     *****   >ERI Rack (each)
                                                   SVCS20429A                     *****   >First Rack (complete)
                                                   SVCS20430A                     *****   >Subsequent Racks (complete)
                                                   SVCS20431A                     *****   >Voice Channel (each)
                                                   SVCS20432A                     *****   >Power Cabinet (each)
                                                   SVCS20433A                     *****   >Rectifier (each)
                                                   SVCS20434A                     *****   >Battery String (each)
                                                   SVCS20435A                     *****   >TRI Magazine & Cable Set
                                                   SVCS20436A                     *****   >LVM & Cable Set (each)
                                                   SVCS20437A                     *****   >Digital Voice Channel (each)
-----------------------------------------------------------------------------------------------------------------------
Minimum Installation charge per project            SVCS20438A                     *****
Expedite Fee per occurrence per site               SVCS20439A                     *****
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Switch Hardware Installation and grounding audit   SVCS20443A                     *****   per MSC
C-Module Quality Qudit                             SVCS20446A                     *****   per MSC + cost of corrections
-----------------------------------------------------------------------------------------------------------------------
NMS Installaton
-----------------------------------------------------------------------------------------------------------------------
OSS Installation & Testing                         SVCS20449A                     *****   per initial set-up
OSS Integration                                    SVCS20450A                     *****   per AXE

OSS Upgrade                                        SVCS20468A                     *****   per upgrade

Indoor Cell Installation                           59A                            *****   per indoorcell
MXE Installation & Commissioning                   SVCS20460A                     *****   per MXE
Adjunct Processor                                  SVCS20461A                     *****   per AP
MLT Installation & Testing                         SVCS20466A                     *****   per MLT

Minimum price per installation project             SVCS20465A                     *****

CDPD Testing                                       SVCS20482A                     *****   per site

CDPD Installation - RBS884 (Existing Cell Sites)   SVCS20480A                     *****   per site

CPDP Installation - RBS882 (Existing Cell Sites)   SVCS20481A                     *****   per site
-----------------------------------------------------------------------------------------------------------------------

     -------------------------------------------        -----------------------------------------------------------
          RBS Installation Price Includes:                        RBS Installation Price Excludes:
          Cable/wiring Installation                               Incidental expenses (i.e., rental of cranes,
          Mobilization to site                                        forklifts, etc.)
          Installation of equipment                               Site cleanup
          Testing of equipment
          Commissioning of equipment
          Integration into network
          Site cleanup
     -------------------------------------------        -----------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           EQUIPMENT LEASING
-------------------------------------------------------------------------------------------------------
                     Equipment Leasing Rates                       ARTICLE #   WEEKLY  MONTHLY  YEARLY
-------------------------------------------------------------------------------------------------------
Sparc 20 (212 Mb RAM, 1 Gb disk and 20" monitor)                   SVCS20701A   $*****  $*****  $*****
Sparc 5 (standard configuration and 20" monitor)                   SVCS20702A   $*****  $*****  $*****
Sparc (8mm tape backup)                                            SVCS20703A   $*****  $*****  $*****
HP LaserJet 5 SI MX                                                SVCS20704A   $*****  $*****  $*****
16 port mini-hub                                                   SVCS20705A   $*****  $*****  $*****
HP 750C plotter                                                    SVCS20706A   $*****  $*****  $*****
EET License                                                        SVCS20710A   $*****  $*****  $*****
28.8 Kb external modem (Hayes compatible)                          SVCS20711A   $*****  $*****  $*****
Laptop PC (486 or better, modem, 16 Mb RAM)                        SVCS20712A   $*****  $*****  $*****
Laptop docking station                                             SVCS20721A   $*****  $*****  $*****
17" external monitor                                               SVCS20713A   $*****  $*****  $*****
TEMS phone                                                         SVCS20714A   $*****  $*****  $*****
Trimble Placer GPS                                                 SVCS20715A   $*****  $*****  $*****
Hands-free cradle kit                                              SVCS20716A   $*****  $*****  $*****
External magnetic mount antenna 1900 Mhz                           SVCS20718A   $*****  $*****  $*****
Ericsson mobile phone                                              SVCS20719A   $*****  $*****  $*****
Greyson CW test phone                                              SVCS20720A   $*****  $*****  $*****
-------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                            NETWORK OPTIMIZATION
-------------------------------------------------------------------------------------------------------------
                                  Service                                     ARTICLE #   PRICE ($)    UNIT
-------------------------------------------------------------------------------------------------------------
RF Network Optimization                                                       SVCS20502A     *****   per site

Radio Network Initial Tuning                                                  SVCS20506A     *****   per site
-------------------------------------------------------------------------------------------------------------


NOTE:  PRICE OF SERVICES DO NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES.

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                          SYSTEM SUPPORT
----------------------------------------------------------------------------------------------------------------------------------
                                                                               PRICE PER NETWORK ELEMENT PER
                      SERVICE                         ARTICLE #   WARRANTY       YEAR __ BEFORE AND OF LIFE      AFTER END OF LIFE

----------------------------------------------------------------------------------------------------------------------------------
System Support - Software (New markets only)         SVCS30101A   No Charge  $***** + $***** per voice path


Consultation Service
Emergency Support
Software Maintenance

Enhanced Service Options
Software Configuration Management                    SVCS30106A   +*****    +*****

Micro Base Station Controller                        SVCS30332A              $***** per MBC + $***** per voice
MXE                                                  SVCS30333A              channel
OSS Software                                         SVCS303334A             *****% of undiscounted system fee
                                                                             *****% of undiscounted SW fee
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
System Support - Hardware

Core Services

Return and Repair (15 days)
   RBS 882 Analog tranceiver                         SVCS30313A   No charge                   *****
   RBS 882 Digital transceiver                       SVCS30326A   No charge                   *****
   RBS 882 Micro transceiver                         SVCS30327A   No charge                   *****
   RBS 882 Ditigal Micro transceiver                 SVCS30328A   No charge                   *****
   RBS 884 transceiver                               SVCS30329A   No charge                   *****
   RBS 884 Micro transceiver                         SVCS30330A   No charge                   *****
   RBS 884 Compact transceiver                       SVCS30331A   No charge                   *****
   RBS Common Cell Site Hardware                     SVCS30314A   No charge                   *****
   MSC with 1 - 16 STCs (Small Node)                 SVCS30315A   No charge                   *****
   MCS with 17 - 34 STCs (Mediaum Node)              SVCS30316A   No charge                   *****
   Stand alone HLR Hardware                          SVCS30317A   No charge                   *****
                                                     SVCS30318A   No charge                   *****
Emergency Repair
   RBS transceiver
   AXE board                                         SVCS30319A   No charge     ***** + applicable repair costs
                                                     SVCS30320A   No charge     ***** + applicable repair costs
----------------------------------------------------------------------------------------------------------------------------------
OSS Annual Hardware - Extended Warranties
----------------------------------------------------------------------------------------------------------------------------------
Sparcserver 1000 Silver (7x24 Uplift) Hw Maint       SVCS30321A                             PSB
Sparcserver 20 Silver (7x24 Uplift) Hw Maint         SVCS30322A                             PSB
Sparcserver 10 Silver (7x24 Uplift) Hw Maint         SVCS30323A                             PSB
Sparcstation 5 Silver (7x24 Uplift) Hw Maint         SVCS30324A                             PSB
Sparcprinter E Silver (7x24 Uplift) Hw Maint         SVCS30325A                             PSB
Sparclx Silver (7x24 Uplift) Hw Maint                SVCS30340A
Ultra 1 Silver (7x24 Uplift) Hw Maint                SVCS30341A
Ultra 2 Silver (7x24 Uplift) Hw Maint                SVCS30342A
Enterprise 3000 Server Silver (7x24 Uplift) Hw Main  SVCS30343A
Enterprise 4000 Server Silver (7x24 Uplift) HW Main  SVCS30344A
Enterprise 5000 Server Silver (7x24 Uplift) HW Main  SVCS30345A
Sun 670MP Silver (7x24 Uplift) HW Main               SVCS30346A
----------------------------------------------------------------------------------------------------------------------------------
Terms of Extended Hardware Warranty Program
----------------------------------------------------------------------------------------------------------------------------------
Telephone Assistance, Unlimited                                              24x7
On-site Reponse                                                              24x7
Customer Defined Priority
   Urgent  (Phone/On-Site)                                                   Live Transfer/4 Hr
   Serious  (Phone/On-Site)                                                  2 r/Next Day
   Non-Critical  (Phone/On-Site)                                             4 Hr/Cust. Conv.
Replacement Hardware Parts                                                   Technician

SunSpectrum Silver Program Travel Zone Uplifts*
     Zone                                                Miles               Charge                              *If the Hardware
     A                                                      0-50             None                                Maintenance is
     B                                                    51-100             MMC + *****%                        purchsed at the
     C                                                   101-150             MMC + *****%                        same time as the
     D                                                   151-250             MMC + *****%                        hardware, a *****%
     E                                                   251-300             MMC + *****%                        discount will be
*Based on distance from nearest Sun Support                                                                      received
 Location
----------------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  OPERATIONS AND MAINTENANCE MANAGEMENT
---------------------------------------------------------------------------------------------------------
                                  Service                                     ARTICLE #   PRICE ($)  UNIT
---------------------------------------------------------------------------------------------------------

Remote Fault Management                                                       SVCS30405A     PBS

Performance Management                                                        SVCS30406A     PBS

Configuration Management                                                      SVCS30407A     PBS

Spare Parts Management                                                        SVCS30408A     PBS

Off-Hours Alarm Surveillance                                                  SVCS30801A     PBS
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

PSB = PER SYSTEM BASIS

NOTE:  PRICE OF SERVICES DO NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
ACU - Climate Unit (120V, 60Hz)                                               BPD10421/1          $ *****   RBS 884
Backplane-                                                                    BFD199540/1         $ *****   MSC
BFU - Battery Fuse Unit                                                       BMG702005/1         $ *****   Power
Cabinet - w/Power Supply                                                      BDE201125/1         $ *****   RBS 884
Cabinet - w/Power Supply                                                      BDE20192/1          $ *****   RBS 882M
Cabinet - w/Power Supply                                                      BDE20192/3          $ *****   RBS 882M
Cabinet - w/Power Supply                                                      BDE20192/4          $ *****   RBS 882M
Cabinet - w/Power Supply                                                      BDE201/92/5         $ *****   RBS 882DM
Cabinet - w/Power Supply                                                      BDE20192/6          $ *****   RBS 882DM
Cabinet - w/Power Supply                                                      BDE20192/7          $ *****   RBS 882DM
Cabinet - w/Power Supply                                                      BDE20192/8          $ *****   RBS 882DM
Combiner                                                                      KRF102101/1         $ *****   RBS884
Combiner                                                                      KRF102101/2         $ *****   RBS884
Combiner                                                                      KRF102101/3         $ *****   RBS884
Combiner                                                                      KRF102101/4         $ *****   RBS884
Combiner                                                                      KRF102101/5         $ *****   RBS884
Combiner                                                                      KRF102101/7         $ *****   RBS884
Combiner                                                                      ZRB1010006/004      $ *****   MSC
Combiner                                                                      ZRB1010009/020      $ *****   MSC
Combiner                                                                      ZRB1010001/002      $ *****   MSC
Combiner - 2 Way                                                              BDE20195/01         $ *****   RBS 882M
Combiner - 3 Way                                                              GBDE20195/02        $ *****   RBS 882DM
Combiner - Auto Tune                                                          RS9636              $ *****   MSC
Combiner-CSSR                                                                 ZRB1010104/002      $ *****   MSC
Combiner - TXBP                                                               KRF201103/1         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102105/1         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102105/2         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102104/9         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102103/1         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102103/11        $ *****   RBS 884
Combiner - w/Filter                                                           KRF102103/9         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102104/1         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102104/11        $ *****   RBS 884
Combiner - w/Filter                                                           KRF102103/4         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102103/7         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102104/4         $ *****   RBS 884
Combiner - w/Filter                                                           KRF102104/7         $ *****   RBS 884
Combiner - Auto Tune (EXT)                                                    RS9664              $ *****   MSC
Converter - (DC/DC)                                                           BFD201104/1         $ *****   POWER
Converter - (DC/DC)                                                           MZHA15CAB           $ *****   POWER
Converter - (DC/DC)                                                           MZHSA3B             $ *****   POWER
Converter - (DC/DC)                                                           BFD200001/1         $ *****   MSC
Converter - (DC/DC)                                                           BMR960013/1         $ *****   POWER
CSU                                                                                        1544   $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
CSU                                                                           1544B               $ *****   MSC
CTC CU                                                                        KR7Y1011480/1       $ *****   RBS884
CTC CU                                                                        KRY1011727/1        $ *****   RBS884
CTC CU                                                                        KRY1011458/2        $ *****   RBS884
CTC CU                                                                        KRY1011456/4        $ *****   RBS884
CTC CU                                                                        KRY1011457/1        $ *****   RBS884
Distribution Unit - DBU                                                       BMG980101           $ *****   MSC
Distribution Unit - DBU                                                       BMG980003/2         $ *****   MSC
Distribution Unit - DBU                                                       BMG661050/1         $ *****   POWER
Distribution Unit - DBU                                                       BMG661050/2         $ *****   POWER
Distribution Unit - DBU                                                       BMG701054/1         $ *****   MSC
Equipment Shelf RX Ext.                                                       BMG20193/06         $ *****   RBS882DM
Equipment Shelf RX Ext.                                                       BMG20193/09         $ *****   RBS882DM
Equipment Shelf w/RX-A-Band                                                   BMG20193/07         $ *****   RBS882DM
Equipment Shelf w/RX-A-Band                                                   BMG20193/21         $ *****   RBS882DM
Equipment Shelf w/RX-B-Band                                                   BMG20193/08         $ *****   RBS882DM
Equipment Shelf w/RX-B-Band                                                   BMG20193/22         $ *****   RBS882DM
Equipment Shelf w/RX- EXT                                                     BMG20193/23         $ *****   RBS882DM
Equipment Shelf w/RX-A-Band                                                   BMG20193/01         $ *****   RBS882M
Equipment Shelf w/RX-B-Band                                                   BMG20193/02         $ *****   RBS882DM
Equipment Shelf w/RX- EXT                                                     BMG2019303          $ *****   RBS882M
Equipment Shelf w/RX- EXT                                                     BMG2014/01          $ *****   RBS882DM
Equipment Shelf w/RX- EXT                                                     BMG2014/02          $ *****   RBS882DM
Fan Unit                                                                      BKV301216/03        $ *****   RBS882DM

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
Fan Unit                                                                      BKV301012/1         $ *****   RBS884
Fan Unit                                                                      BKV361012/1         $ *****   RBS884
Fan Unit                                                                      BKV12010            $ *****   MSC
Fan Unit                                                                      BKV301010/2         $ *****   RBS884
Fan Unit                                                                      BKV301246/2401      $ *****   RBS884
Fan Unit                                                                      BKV303004/2         $ *****   RBS884
Fan Unit                                                                      BKV301011/1         $ *****   RBS884
Fan Unit                                                                      DCFAN010301         $ *****   CDPD
Filter Unit -                                                                 KRF201246/3         $ *****   RBS884
Filter Unit -                                                                 KRF201365/1         $ *****   RBS884
Filter Unit - DPX 1900                                                        KRF201154/2         $ *****   RBS884
Filter Unit - RX Filter BIAS T Dual Cell                                      KRC131072/1         $ *****   RBS884
Filter Unit - RX Filter BIAS T Single Cell                                    KRC131071/1         $ *****   RBS884
Filter Unit - RX Filter RXBP Single Cell                                      KRC131074/1         $ *****   RBS884
Filter Unit - RXBP                                                            KRC131068/1         $ *****   RBS884
Filter Unit - RXBP                                                            KRC131069/1         $ *****   RBS884
Filter Unit - TXBP                                                            KRC131070/2         $ *****   RBS884
Filter Unit - TXBP                                                            KRC131070/1         $ *****   RBS884
Filter Unit - TXBP                                                            KRF201155/2         $ *****   RBS884
Filter Unit-ATC QUAD                                                          KRF201243/1         $ *****   RBS884
---------------------------------------------------------------------------------------------------------------------
Hard Drive                                                                    KDR35801            $ *****   MSC
Inverter                                                                      ZRB1013104/01       $ *****   POWER
Inverter                                                                      BMS20202/21         $ *****   POWER
Inverter                                                                      BMS602008/1         $ *****   POWER
Inverter, 48V/110V (Slave)                                                    BMS301005/12        $ *****   POWER
Interter, 500 V (Master)                                                      BMS301005/11        $ *****   POWER
Inverter, 500 V (Slave)                                                       BMS301004/11        $ *****   POWER
Isolator                                                                      ZRB1010101/004      $ *****   MSC
Isolator                                                                      ZRB1010101/002      $ *****   MSC
Low Power Isolator                                                            KRY1011358/1        $ *****   RBS884
Mag-                                                                          BFD751151/1         $ *****   MSC
Mag-                                                                          BFD75151/1          $ *****   MSC
Mag-                                                                          BFD322501/1         $ *****   MSC
Mag-                                                                          BFD322501/3         $ *****   MSC
Mag-                                                                          BFD322020/1         $ *****   MSC
Mag-                                                                          BFD750004/1         $ *****   MSC
Mag-AST-DP                                                                    BFD324550/3         $ *****   MSC
Mag-ATC                                                                       BFL119122/1         $ *****   RBS884
Mag-ATC                                                                       BFL119119/1         $ *****   RBS884
Mag-ATC                                                                       BFL119119/3         $ *****   RBS884
Mag-BL 250                                                                    BFD129518           $ *****   MSC
Mag-EMDM                                                                      BFD742502/1         $ *****   MSC
Mag-EMDM                                                                      BFD742502/2         $ *****   MSC
Mag-ETC                                                                       BFD323521/4         $ *****   MSC
Mag-ETC                                                                       BFD746502/2         $ *****   MSC
Mag-ETC-24                                                                    BFD322503/1         $ *****   MSC
Mag-ETC24                                                                     BFD322503/4         $ *****   MSC
Mag-101M                                                                      BFD323003/1         $ *****   MSC
Mag-101M3                                                                     BFD321015/1         $ *****   MSC
Mag-101M3                                                                     BFD321015/2         $ *****   MSC
Mag-PCD-D                                                                     BFD123503/1         $ *****   MSC
Mag-RCM                                                                       BFD123502/1         $ *****   MSC
Mag-RPM1                                                                      BFD326004/1         $ *****   MSC
Mag-SPM                                                                       BFD328522/1         $ *****   MSC
Mag-SPM                                                                       BFD328522/4         $ *****   MSC
Mag-SPSM-6                                                                    BFD746504/1         $ *****   MSC
Mag-STC                                                                       BFD321007/1         $ *****   MSC
Mag-STRM                                                                      BFD321008/1         $ *****   MSC
Mag-STRM                                                                      BFD321008/2         $ *****   MSC
Mag-Transcoder                                                                BFD744514/4         $ *****   MSC
Mag-TRI 24                                                                    BFD748523/4         $ *****   MSC
Mag-TRI 48                                                                    BFD748523/1         $ *****   MSC
Mag-TRI 48                                                                    BFD748523/2         $ *****   MSC
Mag-TRI 72                                                                    BFD748523/5         $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
Mag-TSM65C                                                                    BFD744002/1         $ *****   MSC
Mag-TSM64C                                                                    BFD744002/2         $ *****   MSC
Magnetic Tape Drive                                                           KDR11301            $ *****   MSC
Magnetic Tape Drive                                                           KDR11302            $ *****   MSC
Mains Connector - 30A                                                         BMG80501            $ *****   POWER
---------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
-------------------------------------------------------------------------------------------------------------------
Measuring Coupler                                                             KRF111066/3         $ *****   RBS884
Measuring Coupler                                                             KRF111043/2         $ *****   RBS884
Measuring Coupler                                                             KRF111066/2         $ *****   RBS884
Multi-coupler                                                                 KRF111066/4         $ *****   RBS884
Multi-coupler                                                                 KRF111076/1         $ *****   RBS884
Multi-coupler                                                                 KRF111077/1         $ *****   RBS884
Multi-coupler                                                                 KRF111078/1         $ *****   RBS884
Multi-coupler                                                                 KRF111073/1         $ *****   RBS884
Multi-coupler                                                                 ZRB1011001/02       $ *****   MSC
PCB-CTC RF                                                                    ROA1193159/5        $ *****   RBS884
PCB-MC PO                                                                     ROA1193174/2        $ *****   RBS884
DMTM - Transceiver                                                            KRC121102/1         $ *****   RBS882DM
MTM - Transceiver                                                             KRC12112/1          $ *****   RBS882M
TRX - Transceiver - (1.9ghz)                                                  KRC12113/1          $ *****   RBS884
Filter - RXBP                                                                 KRC131068/1         $ *****   RBS884
PCB - POC                                                                     ROA1193175/3        $ *****   RBS884
PCB - RTTJ (8)                                                                ROF1377870/3        $ *****   MSC
PCB - RTTJ (8)                                                                ROF1377870/2        $ *****   MSC
PCB-                                                                          ROA1193178/7        $ *****   RBS884
PCB-                                                                          ROF1314346/1        $ *****   MSC
PCB-                                                                          ROF1314575/1        $ *****   MSC
PCB-                                                                          ROF1314575/1        $ *****   MSC
PCB-                                                                          ROF1170905/1        $ *****   MSC
PCB-                                                                          ROF131667/2         $ *****   MSC
PCB-                                                                          ROF1371524/1        $ *****   MSC
PCB-                                                                          ROF131667/3         $ *****   MSC
PCB-                                                                          ROF1372224/1        $ *****   MSC
PCB-                                                                          ROF1377895/1        $ *****   MSC
PCB-                                                                          ROF1314559/1        $ *****   MSC
PCB-                                                                          ROF1371882/2        $ *****   MSC
PCB-                                                                          ROA119807/0153      $ *****   MSC
PCB-                                                                          ROA1198478/2        $ *****   MSC
PCB-                                                                          ROA1198478/3        $ *****   MSC
PCB-                                                                          ROF1372749/1        $ *****   MSC
PCB-                                                                          ROF157021/1         $ *****   MSC
PCB-                                                                          ROF157025/2         $ *****   MSC
PCB-                                                                          ROF157025/3         $ *****   MSC
PCB-                                                                          ROA117057/1         $ *****   MSC
PCB-                                                                          ROF1371816/1        $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
PCB-                                                                          ROF157019/3         $ *****   MSC
PCB-                                                                          ROF1374569/1        $ *****   MSC
PCB-                                                                          ROA119807/0151      $ *****   MSC
PCB-                                                                          ROF157008/4         $ *****   MSC
PCB-                                                                          ROF1371487/1        $ *****   MSC
PCB-                                                                          ROF1371494/1        $ *****   MSC
PCB-                                                                          ROF1371495/1        $ *****   MSC
PCB-                                                                          ROF1371497/1        $ *****   MSC
PCB-                                                                          ROF1371497/2        $ *****   MSC
PCB-                                                                          ROA117575/73        $ *****   MSC
PCB-                                                                          ROF1314219/2        $ *****   MSC
PCB-                                                                          ROF131697/3         $ *****   MSC
PCB-                                                                          ROF131888/1         $ *****   MSC
PCB-                                                                          ROF137316/1         $ *****   RBS882DM
PCB-                                                                          ROF137362/1         $ *****   MSC
PCB-                                                                          ROF1377994/1        $ *****   MSC
PCB-                                                                          ROF1314399/4        $ *****   MSC
PCB-                                                                          ROF157016/1         $ *****   MSC
PCB-                                                                          ROF1372852/1        $ *****   MSC
PCB-                                                                          ROA1172073/1        $ *****   RBS884
PCB-                                                                          ROA1172074/1        $ *****   RBS884
PCB-                                                                          ROF1371208/1        $ *****   MSC
PCB-                                                                          ROF1371691/1        $ *****   MSC
PCB-                                                                          ROF1971172/1        $ *****   MSC
PCB-                                                                          ROF1974306/1        $ *****   MSC
PCB-                                                                          ROA117348/1         $ *****   MSC
PCB-                                                                          ROF131955/2         $ *****   MSC
PCB-                                                                          ROA117415/0651      $ *****   MSC
PCB-                                                                          ROA117415/0670      $ *****   MSC
PCB-                                                                          ROF1370622/1        $ *****   MSC
---------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
PCB-                                                                          ROF1971192/1        $ *****   MSC
PCB-                                                                          ROA117425/0644      $ *****   MSC
PCB-                                                                          ROF1371803/1        $ *****   MSC
PCB-                                                                          ROF1377594/1        $ *****   MSC
PCB-                                                                          ROF1377627/2        $ *****   MSC
PCB-4MW Memory                                                                ROF1314515/1        $ *****   MSC
PCB-ADC                                                                       ROF1314256/1        $ *****   MSC
PCB-Aladin                                                                    ROF1377547/1        $ *****   MSC
PCB-ALAMP                                                                     ROF1377546/1        $ *****   MSC
PCB-ALAMP                                                                     ROF1377546/4        $ *****   MSC
PCB-Alarm                                                                     ROF1370605/1        $ *****   MSC
PCB-Alarm                                                                     ROF1370997/11       $ *****   MSC
PCB-Alarm Board + 48V                                                         ROF1370960/1        $ *****   MSC
PCB-Alarm Module                                                              1/ROA1193157/2      $ *****   RBS884
---------------------------------------------------------------------------------------------------------------------
PCB-Alarm Unit                                                                ROA117305/1         $ *****   MSC
PCB-ALD                                                                       ROF1971163/1        $ *****   MSC
PCB-ALEX                                                                      ROF1377548/1        $ *****   MSC
PCB-ALM                                                                       ROA1193157/3        $ *****   RBS884
PCB-ALM                                                                       ROA1193157/2        $ *****   RBS884
PCB-ALU                                                                       ROF132147/1         $ *****   MSC
PCB-AU-1                                                                      ROF157005/1         $ *****   MSC
PCB-ALU-S                                                                     ROF157015/1         $ *****   MSC
PCB-AMSS-2                                                                    ROF1371304/1        $ *****   MSC
PCB-AMU                                                                       ROF1571006/2        $ *****   MSC
PCB-AMU1                                                                      ROF157022/1         $ *****   MSC
PCB-AM82                                                                      ROF157023/1         $ *****   MSC
PCB-APT SPGA1                                                                 ROF131153/1         $ *****   MSC
PCB-ASM                                                                       ROF1377020/1        $ *****   MSC
PCB-BAM                                                                       ROF1314301/1        $ *****   MSC
PCB-BCB                                                                       ROF1371482/2        $ *****   MSC
PCB-BCON                                                                      ROF1377602/1        $ *****   MSC
PCB-BEM-P                                                                     ROF1371563/1        $ *****   MSC
PCB-BEM-S                                                                     ROF1371564/1        $ *****   MSC
PCB-BES                                                                       ROF1371565/1        $ *****   MSC
PCB-BLC                                                                       ROF1371758/1        $ *****   MSC
PCB-BNA1                                                                      ROF1371602/1        $ *****   MSC
PCB-BUF                                                                       ROF1371718/1        $ *****   MSC
PCB-CAU                                                                       ROF1377516/2        $ *****   MSC
PCB-CCB                                                                       ROF131038/1         $ *****   MSC
PCB-CCB                                                                       ROF1377636/1        $ *****   MSC
PCB-CCU                                                                       ROF1377515/2        $ *****   MSC
PCB-CCU2                                                                      ROF131990/1         $ *****   MSC
PCB-Central Unit                                                              ROA117460/0110      $ *****    MSC
PCB-Channel Unit                                                              ROF1177012/2        $ *****   MSC
PCB-Channel Unit                                                              ROF1177012/2        $ *****   MSC
PCB-CHUR-MU                                                                   ROF1377244/1        $ *****   MSC
PCB-CIU                                                                       ROF1377514/1        $ *****   MSC
PCB-CIU                                                                       ROF131142/1         $ *****   MSC
PCB-CLU                                                                       ROF1371337/1        $ *****   MSC
PCB-Comm                                                                      ROA117392/0650      $ *****   MSC
PCB-CONN                                                                      ROF367149/1         $ *****   RBS884
PCB-Control REC                                                               ROF1377065/1        $ *****   MSC
PCB-Control REC                                                               ROF1377065/2        $ *****   MSC
PCB-Control XMIT                                                              ROF1377064/1        $ *****   MSC
PCB-Convert                                                                   ROF1377021/1        $ *****   MSC
PCB-COU SW                                                                    ROF1377023/1        $ *****   MSC
PCB-CPU                                                                       ROF1375291/1        $ *****   MSC
PCB-CSK                                                                       ROF1371068/1        $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
PCB-CTCCU                                                                     ROA1193158/3        $ *****   RBS884
PCB-CTCRF                                                                     ROA1193159/5        $ *****   RBS884
PCB-CTCRF                                                                     ROA1193159/5        $ *****   RBS884
PCB-CTG                                                                       ROF1314299/4        $ *****   MSC
PCB-CTI                                                                       ROF1371712/1        $ *****   MSC
PCB-CTIA                                                                      ROF1371470/1        $ *****   MSC
PCB-CTU                                                                       ROF1377561/2        $ *****   MSC
PCB-DATA UNIT 64 KB                                                           ROF1177020/1        $ *****   MSC
PCB-DBH                                                                       ROF131917/1         $ *****   MSC
PCB-DBH2                                                                      ROF131917/2         $ *****   MSC
PCB-DC CONN                                                                   ROF367151/4         $ *****   RBS884


---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
PCB-DCCONV                                                                    ROF1377017/1        $ *****   MSC
PCB-DC/DC                                                                     ROF1377017/3        $ *****   MSC
PCB-DC/DC                                                                     ROF1370945/3        $ *****   MSC
PCB-DC/DC                                                                     ROF1348002/1        $ *****   RBS884
PCB-DC/DC                                                                     ROF1370968/1        $ *****   MSC
PCB-DC/DC20W/5V                                                               ROF131104/2         $ *****   MSC
PCB-DC/DC2W/24V                                                               ROF131273/1         $ *****   MSC
PCB-DC/DCCONV                                                                 ROF131667/101       $ *****   MSC
PCB-DC/DCCONV                                                                 ROF131667/103       $ *****   MSC
PCB-DC/DCCONV                                                                 ROF131667/1         $ *****   MSC
PCB-DC/DCCONV                                                                 ROF131667/102       $ *****   MSC
PCB-DC/DCCONV (TRI)                                                           ROF131667/106       $ *****   MSC
PCB-DCI-AG                                                                    ROF1314450/1        $ *****   MSC
PCB-DEVI                                                                      ROF131891/1         $ *****   MSC
PCB-DISTRIBUTION                                                              ROA117698/1         $ *****   RBS884
PCB-DSH                                                                       ROF157006/1         $ *****   MSC
PCB-DSH-A                                                                     ROF131133/3         $ *****   MSC
PCB-EBA-SC                                                                    ROF1377741/1        $ *****   MSC
PCB-EMBU-A                                                                    ROF132145/1         $ *****   MSC
PCB-EMC6                                                                      ROF131106/1         $ *****   MSC
PCB-EMC6                                                                      ROF131106/2         $ *****   MSC
PCB-EMPC                                                                      ROF131995/4         $ *****   MSC
PCB-EMPC                                                                      ROF131995/2         $ *****   MSC
PCB-EMRP                                                                      ROF131887/4         $ *****   MSC
PCB-EMRP4L                                                                    ROF131995/7         $ *****   MSC
PCB-EMRPAT                                                                    ROF1372756/1        $ *****   RBS882M
PCB-EMRPM                                                                     ROF367147/1         $ *****   RBS884
PCB-EMRPMD                                                                    ROF1372755/1        $ *****   RBS882M
PCB-EMRPS                                                                     ROF1318217/3        $ *****   RBS884
PCB-EPHC-D                                                                    ROF131943/2         $ *****   MSC
PCB-ET24U                                                                     ROF1377378/1        $ *****   MSC
PCB-ETB24                                                                     ROF1377892/2        $ *****   MSC
PCB-ETB24                                                                     ROF1377892/1        $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
PCB-ETBUFFU                                                                   ROF1377379/1        $ *****   MSC
PCB-ETC                                                                       ROF1377988/1        $ *****   MSC
PCB-EXALI-B2                                                                  ROF131987/1         $ *****   MSC
PCB-EXALI-BE                                                                  OF1314255/1         $ *****   MSC
PCB-EXBO2                                                                     ROF131381/1         $ *****   MSC
PCB-FAN CONTROL                                                               ROA1193065/1        $ *****   MSC
PCB-FPB2                                                                      ROF1974310/1        $ *****   MSC
PCB-GENERATOR UNIT                                                            BFD210001           $ *****   MSC
PCB-HSU2                                                                      ROF131842/1         $ *****   MSC
PCB-IBU                                                                       ROF131370/1         $ *****   MSC
PCB-IC12                                                                      ROF1378160/1        $ *****   MSC
PCB-IMW MEMORY                                                                ROF1377628/1        $ *****   MSC
PCB-IOG-11                                                                    ROF1377936/1        $ *****   MSC
PCB-KRD                                                                       ROF1371272/1        $ *****   MSC
PCB-LIA-TTL                                                                   ROF1375259/1        $ *****   MSC
PCB-LID                                                                       ROF1371274/1        $ *****   MSC
PCB-LINE UNIT                                                                 ROF1377066/1        $ *****   MSC
PCB-LINE UINT                                                                 ROF1377066/2        $ *****   MSC
PCB-LIU                                                                       ROF1375253/2        $ *****   MSC
PCB-LIU                                                                       ROF1375253/1        $ *****   MSC
PCB-LIU1                                                                      ROF1375252/1        $ *****   MSC
PCB-LMU                                                                       ROF1377761/1        $ *****   MSC
PCB-LMU1                                                                      ROF131138/1         $ *****   MSC
PCB-LMU2                                                                      ROF1371899/2        $ *****   MSC
PCB-LMU2                                                                      ROF1371899/1        $ *****   MSC
PCB-LSU                                                                       ROF131139/1         $ *****   MSC
PCB-LTU                                                                       ROF1371284/1        $ *****   MSC
PCB-LTU                                                                       ROF157010/1         $ *****   MSC
PCB-MAI                                                                       ROF157007/1         $ *****   MSC
PCB-MAINT SUP. UNIT                                                           ROF1177011/1        $ *****   MSC
PCB-MAINT SUP UNIT                                                            ROF1177011/3        $ *****   MSC
PCB-MBU2                                                                      ROF131830/1         $ *****   MSC
PCB-MCU-12                                                                    ROF157009/1         $ *****   MSC
PCB-MCU-S1                                                                    ROF157017/4         $ *****   MSC
PCB-MCU-S1                                                                    ROF157017/3         $ *****   MSC
PCB-MCU-S2                                                                    ROF157018/1         $ *****   MSC

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
PCB-MDIO                                                                      ROF1372710/1        $ *****   MSC
PCB-MEM                                                                       ROF131330/1         $ *****   MSC
PCB-MER                                                                       ROF1314343/3        $ *****   MSC
PCB-MESSAGE                                                                   ROF1377578/1        $ *****   MSC
PCB-MIG                                                                       ROF132146/1         $ *****   MSC
PCB-MINI                                                                      ROF1372757/1        $ *****   RBS882M
PCB-MITER14                                                                   ROF132132/3         $ *****   MSC
PCB-MITER56                                                                   ROF132132/2         $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
PCB-MOC                                                                       ROF131821/5         $ *****   MSC
PCB-MPS                                                                       ROF1314506/2        $ *****   MSC
PCB-MPU09                                                                     ROF131846/2         $ *****   MSC
PCB-MPU09                                                                     ROF131846/1         $ *****   MSC
PCB-MPU3                                                                      ROF1314257/1        $ *****   MSC
PCB-MS                                                                        ROF1314589/1        $ *****   MSC
PCB-MSA-SC                                                                    ROF1371802/1        $ *****   MSC
PCB-MTI                                                                       ROF131378/1         $ *****   MSC
PCB-NTSW                                                                      ROF1372745/1        $ *****   MSC
PCB-OBU                                                                       ROF132149/1         $ *****   MSC
OP DEVISE                                                                     ROF1170906/1        $ *****   MSC
PCB-OPEE                                                                      ROF1371752/1        $ *****   MSC
PCB-OSCILLATOR                                                                BFB100009/2         $ *****   MSC
PCB-OSCILLATOR                                                                BFB100009/3         $ *****   MSC
PCB-PAU                                                                       ROF1377588/1        $ *****   MSC
PCB-PSCI                                                                      ROF1571008/1        $ *****   MSC
PCB-PEI                                                                       ROF1571009/1        $ *****   MSC
PCB-PEI                                                                       ROF157030/1         $ *****   MSC
PCB-PFCON                                                                     ROF367132/2         $ *****   RBS884
PCB-POU12V/12V                                                                ROF131667/107       $ *****   MSC
PCB-POU 352/5V                                                                ROF131698/1         $ *****   MSC
PCB-POU 352/5V                                                                ROF131698/3         $ *****   MSC
PCB-POU12V/12V                                                                ROF131251/1         $ *****   MSC
PCB-POUSV                                                                     ROF1370964/1        $ *****   MSC
PCB-POUSV                                                                     ROF1370963/1        $ *****   MSC
PCB-POUSV                                                                     ROF131991/1         $ *****   MSC
PCB-POWC                                                                      ROF1571014/1        $ *****   MSC
PCB-POWER CONNECTION                                                          1/ROA1193175/3      $ *****   RBS884
PCB-PRO                                                                       ROF1314376/4        $ *****   MSC
PCB-PRO                                                                       ROF1371719/3        $ *****   MSC
PCB-PRO                                                                       ROF1371719/4        $ *****   MSC
PCB-PROGRAM PAGERS                                                            ROF132143/15        $ *****   MSC
PCB-PRU                                                                       ROF132148/1         $ *****   MSC
PCB-PS DC/DC                                                                  ROF367151/1         $ *****   RBS884
PCB-PSH                                                                       ROF132144/1         $ *****   MSC
PCB-PSH                                                                       ROF157011/4         $ *****   MSC
PCB-PSH1                                                                      ROF1371665/2        $ *****   MSC
PCB-PSH1                                                                      ROF1377745/3        $ *****   MSC
PCB-RCPU2                                                                     ROF13717094/2       $ *****   MSC
PCB-REMUX24SH                                                                 ROF367148/1         $ *****   RBS884
PCB-REMUX24SH                                                                 ROF367148/2         $ *****   RBS884
PCB-REMUX32SH                                                                 ROF367148/3         $ *****   RBS884
PCB-RFTL                                                                      ROA1193156/2        $ *****   RBS884
PCB-RFTL                                                                      ROA1172918/1        $ *****   RBS884
---------------------------------------------------------------------------------------------------------------------
PCB-RG                                                                        ROF1371084/1        $ *****   MSC
PCB-RIB                                                                       ROF131912/1         $ *****   MSC
PCB-RITSW                                                                     ROF1377968/1        $ *****   RBS884
PCB-ROB2                                                                      ROF131913/2         $ *****   MSC
PCB-RPBI                                                                      ROF131905/1         $ *****   MSC
PCB-RPBU                                                                      ROF132017/1         $ *****   MSC
PCB-RPCU2                                                                     ROF157027/2         $ *****   MSC
PCB-RPHI1                                                                     ROF157020/1         $ *****   MSC
PCB-RPIO                                                                      ROF1318202/1        $ *****   MSC
PCB-RPIRS                                                                     ROF1318203/2        $ *****   MSC
PCB-RPRWM                                                                     ROF1314398/1        $ *****   MSC
PCB-RPS                                                                       ROF1314395/1        $ *****   MSC
PCB-RPS DPPU-RAM                                                              ROF132142/1         $ *****   MSC
PCB-RPS-RTU                                                                   ROF132131/1         $ *****   MSC
PCB-RPU                                                                       ROF1371195/1        $ *****   MSC
PCB-RPU                                                                       ROF1375251/1        $ *****   MSC
PCB-RSH                                                                       ROF157031/1         $ *****   MSC

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
PCB-RTM                                                                       ROF1375357/1        $ *****   MSC
PCB-RTT                                                                       ROF1372744/1        $ *****   MSC
PCB-SAB                                                                       ROF1377736/2        $ *****   MSC
PCB-SCAN                                                                      ROF1377549/1        $ *****   MSC
PCB-SCB                                                                       ROF1377680/1        $ *****   MSC
PCB-SCSI-HD-B                                                                 ROF1377942/4        $ *****   MSC
PCB-SCSI-HD-B                                                                 ROF1377942/2        $ *****   MSC
PCB-SIB                                                                       ROF1377679/1        $ *****   MSC
PCB-SLC                                                                       ROF1371340/1        $ *****   MSC
PCB-SPB                                                                       ROF1377681/4        $ *****   MSC
PCB-SPB                                                                       ROF1377681/3        $ *****   MSC
PCB-SPGA4                                                                     ROF131049/1         $ *****   MSC
PCB-SPI                                                                       ROF157013/1         $ *****   MSC
PCB-SPU                                                                       ROF131145/1         $ *****   MSC
PCB-SSHU                                                                      ROF1377586/1        $ *****   MSC
PCB-SSU (PROGRAMMING)                                                         ROF1377587/1        $ *****   MSC
PCB-SSU2                                                                      3/ROF1377587/1      $ *****   MSC
PCB-ST7C                                                                      ROF1377630/1        $ *****   MSC
PCB-ST7V35                                                                    ROF1377634/1        $ *****   MSC
PCB-STBE                                                                      ROF1314369/1        $ *****   MSC
PCB-STBE                                                                      ROF1314550/1        $ *****   MSC
PCB-STCP                                                                      ROF1314446/1        $ *****   MSC
PCB-STCP                                                                      ROF1314446/2        $ *****   MSC
PCB-STCP                                                                      ROF1314446/4        $ *****   MSC
PCB-STIL                                                                      ROF1371861/1        $ *****   MSC
PCB-STIR                                                                      ROF1371452/1        $ *****   MSC
PCB-STR                                                                       ROF131946/1         $ *****   MSC
---------------------------------------------------------------------------------------------------------------------
PCB-STRM                                                                      ROF367146/1         $ *****   RBS884
PCB-STRP                                                                      ROF1314445/1        $ *****   MSC
PCB-STRP                                                                      ROF1314445/2        $ *****   MSC
PCB-STU                                                                       ROF1571003/1        $ *****   MSC
PCB-TCC6                                                                      ROF1371597/1        $ *****   MSC
PCB-TDA-SC                                                                    ROF1371804/1        $ *****   MSC
PCB-TDAU                                                                      ROF1371589/9        $ *****   MSC
PCB-TDI                                                                       ROF1372752/1        $ *****   RBS884
PCB-TDI                                                                       ROF1372752/3        $ *****   RBS884
PCB-TDI-4                                                                     ROF1372752/4        $ *****   RBS884
PCB-TEST UNIT                                                                 ROF11770110/1       $ *****   MSC
PCB-THU2                                                                      ROF131843/1         $ *****   MSC
PCB-TIM                                                                       ROF367150/1         $ *****   RBS884
PCB-TIU2                                                                      ROF131989/1         $ *****   MSC
PCB-TPCE                                                                      ROF1371753/1        $ *****   MSC
PCB-TPLU-T                                                                    ROF1377015/1        $ *****   MSC
PCB-TPLU2                                                                     ROF1377503/1        $ *****   MSC
PCB-TPU1                                                                      ROF157024/1         $ *****   MSC
PCB-TRAB                                                                      ROF1377932/1        $ *****   MSC
PCB-TRI                                                                       ROF1377569/1        $ *****   MSC
PCB-TRIGGER DEVICE                                                            ROA117101/3         $ *****   MSC
PCB-TRU2                                                                      ROF131918/2         $ *****   MSC
PCB-TSD-1                                                                     ROF1371271/1        $ *****   MSC
PCB-TSM                                                                       ROF131363/1         $ *****   MSC
PCB-TSU1                                                                      ROF1377277/1        $ *****   MSC
PCB-TSUU                                                                      ROF1371745/2        $ *****   MSC
PCB-TSW                                                                       ROF1377856/2        $ *****   MSC
PCB-UMC                                                                       ROF1314302/1        $ *****   MSC
PCB-UMU-1                                                                     ROF157014/1         $ *****   MSC
PCB-V241                                                                      ROF131988/1         $ *****   MSC
PCB-V241-B1                                                                   ROF1371750/1        $ *****   MSC
PCB-V241-B3                                                                   ROF1314254/1        $ *****   MSC
WSU                                                                           ROF1371836/1        $ *****   MSC
PCB-DCON                                                                      ROF367131/1         $ *****   RBS884
PDU-120V, 60HZ                                                                BMK90152/1          $ *****   POWER
PDU-AUTO TUNE                                                                 RS9635              $ *****   MSC
PDU-POWER MONITOR                                                             ZRB1010504/002      $ *****   MSC
POWER AMPLIFIER                                                               ALP-99043           $ *****   RB882M
POWER AMPLIFIER                                                               KRB11112/4          $ *****   RBS882M
POWER SPLITTER-                                                               ZRB1011102          $ *****   MSC
POWER SPLITTER-                                                               ZRB1011101          $ *****   MSC
POWER SPLITTER-8/2                                                            KRY12153/6          $ *****   RBS884

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
POWER SPLITTER-16                                                             KRY12153/1          $ *****   RBS884
POWER SPLITTER-2/2                                                            KRY12153/5          $ *****   RBS884
---------------------------------------------------------------------------------------------------------------------
POWER SPLITTER-4                                                              KRY12153/3          $ *****   RBS884
POWER SPLITTER-4                                                              KRY12155/1          $ *****   RBS884
POWER SPLITTER-8                                                              KRY12153/2          $ *****   RBS884
POWER SUPPLY-W/FAN                                                            KRY12155/2          $ *****   RBS884
POWER SUPPLY-W/FAN                                                            BMK50501/1          $ *****   POWER
POWER SUPPLY-W/FAN                                                            BMK50501/2          $ *****   POWER
POWER SUPPLY-W/FAN                                                            BMK901041/1         $ *****   POWER
POWER SUPPLY-W/FAN                                                            BMK901041/2         $ *****   POWER
POWER SUPPLY-                                                                 BMK901041/3         $ *****   POWER
POWER SUPPLY-                                                                 BMG980144/1         $ *****   RBS882DM
POWER SUPPLY-                                                                 DCPWR010301         $ *****   CDPD
POWER SUPPLY-                                                                 BMR910213/1         $ *****   POWER
POWER SUPPLY-                                                                 BMR910213/2         $ *****   POWER
POWER SUPPLY-                                                                 BMR910213/3         $ *****   POWER
POWER SUPPLY-                                                                 BMK50510/10         $ *****   POWER
POWER SUPPLY-MCPA                                                             BMK50510/13         $ *****   POWER
POWER SUPPLY-MCPA                                                             BMR910214/2         $ *****   RBS882DM
POWER SUPPLY-MCPA                                                             BMR910214/1         $ *****   POWER
POWER SUPPLY-MCPA(14)                                                         BDE20196/8          $ *****   POWER
POWER SUPPLY-MCPA(14)                                                         BDE20196/1          $ *****   RBS882M
POWER SUPPLY-MCPA(14)                                                         BDE20196/2          $ *****   RBS882M
POWER SUPPLY-MCPA(21)                                                         BDE20196/3          $ *****   RBS882M
PSU-POWER SUPPLY UNIT                                                         BDE20196/4          $ *****   RBS882DM
RECTIFIER (+24 VOLT, 12A                                                      BML231210/1         $ *****   POWER
RECTIFIER (+24 VOLT, 12A                                                      BML435002/1         $ *****   POWER
RECTIFIER-                                                                    BML435003/1         $ *****   POWER
RECTIFIER-                                                                    A100F25             $ *****   POWER
RECTIFIER-                                                                    BMK504001/2         $ *****   POWER
RECTIFIER-                                                                    BMK50512/2          $ *****   POWER
RECTIFIER-(-24 VOLT, 100A)                                                    BMK50512/1          $ *****   POWER
RECTIFIER-(-24 VOLT, 100A)                                                    BMK50511/0          $ *****   POWER
RECTIFIER-(-48 VOLT, 100A)                                                    BMJ401001           $ *****   POWER
RECTIFIER-(-48 VOLT, 100A)                                                    BMJ401001/2         $ *****   POWER
RECTIFIER-(-48 VOLT, 12A)                                                     BMJ403011/4         $ *****   POWER
RMU                                                                           BMJ403011/5         $ *****   POWER
SNIFFER/SIGNAL DISTRIBUTOR UNIT                                               BML211001/2         $ *****   POWER
STAR NET                                                                      SXK1074011/1        $ *****   RBS884
SUB RACK - 3 - POSITION                                                       DCWBS010301         $ *****   CDPD
SUB RACK - 6 - POSITION                                                       ZRB1010102/002      $ *****   MSC
SUBRACK - 3 POSITION                                                          BDE102149/2         $ *****   RBS882DM
SUBRACK - 3 POSITION                                                          BDE102150/1         $ *****   RBS882DM
SUBRACK - 6 POSITION                                                          BFB102149/2         $ *****   RBS882DM
                                                                              BFB102149/3         $ *****   RBS882DM
                                                                              BFB102150/1         $ *****   RBS882DM
---------------------------------------------------------------------------------------------------------------------
TAPE DRIVER - CASSETTE                                                        ROD90603            $ *****   MSC
TAPE DRIVER - CASSETTE                                                        ROD90704            $ *****   MSC
TAPE DRIVER - CASSETTE                                                        ROD90722            $ *****   MSC
TAPE DRIVER - CASSETTE                                                        ROD90731            $ *****   MSC
TAPE DRIVER - OPTICAL                                                         ROD90732            $ *****   MSC
TAPE DRIVER - OPTICAL                                                         ROD90733/1          $ *****   MSC
TRANSCEIVER-CT CHANNEL TESTER                                                 BTE101107/01        $ *****   RBS882
TRANSCEIVER-CT CHANNEL TESTER                                                 BTE101107/11        $ *****   RBS882
TRANSCEIVER-DMTM                                                              KRC121102/1         $ *****   RBS882DM
TRANSCEIVER-LVM LOCATING VERTICATION                                          KRA11141/00         $ *****   RBS882D
TRANSCEIVER-MTM(AMPS)                                                         KRC12112/1          $ *****   RBS882M
TRANSCEIVER-MULTICHANNEL CONTROLLER                                           DCMCC010301         $ *****   CDPD
TRANSCEIVER-RADIO UNIT                                                        DCDRU010301         $ *****   CDPD
TRANSCEIVER-RADIO UNIT                                                        DCDRU010302         $ *****   CDPD
TRANSCEIVER-SRM-SIGNAL STRENGTH RECEIV                                        ZRB1014001/01       $ *****   RBS882
TRANSCEIVER-SRM-SIGNAL STRENGTH RECEIV                                        ZRB1014001/11       $ *****   RBS882
TRANSCEIVER-TRM (10 WATTS)                                                    BTE101101/01        $ *****   RBS882
TRANSCEIVER-TRM (10 WATTS)                                                    BTE101101/11        $ *****   RBS882
TRANSCEIVER-TRM (25 WATTS)                                                    BTE101101/12        $ *****   RBS882
TRANSCEIVER-TRM (25 WATTS)                                                    BTE101101/02        $ *****   RBS882
TRANSCEIVER-TRM (50 WATTS)                                                    BTE101101/03        $ *****   RBS882
TRANSCEIVER-TRM (50 WATTS)                                                    BTE101101/13        $ *****   RBS882
TRANSCEIVER-TRX                                                               KRC121103/1         $ *****   RBS884

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                   HARDWARE REPAIR
---------------------------------------------------------------------------------------------------------------------
                           Ad-Hoc Repair Services                             ASSOCIATED PART #  PRICE ($)    UNIT
---------------------------------------------------------------------------------------------------------------------
TRANSCEIVER-TRX (1.5 WATTS)                                                   KRC12110/1          $ *****   RBS884
TRANSCEIVER-TRX (10 WATTS)                                                    KRC12110/2          $ *****   RBS884
TRANSCEIVER-TRX (10 WATTS 1900                                                KRC12113/1          $ *****   RBS884
TRANSCEIVER-TRX (30 WATTS)                                                    KRC12110/3          $ *****   RBS884
TRANSCEIVER-TRX (30 WATTS) 1900                                               KRC12103/3          $ *****   RBS884
TRANSCEIVER-TRX (30 WATTS) DBC                                                KRC101147/3         $ *****   RBS884
TRANSCEIVER-DTRM (10 WATTS)                                                   KRC12101/1000       $ *****   RBS882D
TRANSCEIVER-DTRM (50 WATTS)                                                   KRC12101/5000       $ *****   RBS882D
                                                                              PAG894              $ *****   MSC
                                                                              ZRB101009/020       $ *****   MSC
                                                                              ZRB1019009/002      $ *****   MSC
---------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      INVENTORY MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
                                  Service                                     ARTICLE #   PRICE ($)             UNIT
--------------------------------------------------------------------------------------------------------------------------------
Inventory Audit                                                               SVCS30505A     PSB     per audited network element
--------------------------------------------------------------------------------------------------------------------------------

PSB = PER SYSTEM BASIS

NOTE:  PRICE OF SERVICES DO NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES.

                                             NETWORK MANAGEMENT SYSTEM ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------------------
                      Service                        ARTICLE #   PRICE ($)                          UNIT
----------------------------------------------------------------------------------------------------------------------------------
Network Management System Administration             SVCS30601A      *****   initial setup fee assuming 1-3 AXE elements monthly
                                                     SVCS330602A     *****   fee assuming 1-3 AXE elements

                                                     SVCS30603A      *****   initial setup fee assuming 4-7 AXE elements monthly
                                                     SVCS30604A      *****   fee assuming 4-7 AXE elements

                                                     SVCS30605A      *****   initial setup fee assuming 8-11 AXE elements monthly
                                                     SVCS30606A      *****   fee assuming 8-11 AXE elements

                                                     SVCS30607A      *****   initial setup fee assuming 12 AXE elements monthly
                                                     SVCS30608A      *****   fee assuming 12 AXE elements
                                                     SVCS30609A      *****   Additional monthly for each AXE element over 12




----------------------------------------------------------------------------------------------------------------------------------



NOTE:  PRICE OF SERVICES DO NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES.
---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                  COMPETENCE DEVELOPMENT PROGRAM
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRICE
                                     Courses                                       REGISTRATION #  ($) PER STUDENT   UNITS
----------------------------------------------------------------------------------------------------------------------------
Switch/Network
----------------------------------------------------------------------------------------------------------------------------
AXE Installation methods for Supervisors                                           LZU103526              *****           30
CMS 8800 AXE 10G11 Maintenance                                                     LZU103531              *****           70
AXE Construction Technique, BYB202                                                 LZU103526              *****           80
AXE Software                                                                       LZU103563              *****          150
AXE EMRP Software                                                                  LZU103564              *****           50
AXE Advanced Software Fault Handling                                               LZU103565              *****          100
Home Location Register (HLR) Seminar                                               LZU1083314/1           *****           20
Signalling System #7 (SS7) Overview                                                LZU1083316/1           *****           10
MSC Digital Operation 7 Maintenance                                                LZU1083321/1           *****           30
Advanced MSC Digital Operation & Maintenance                                       LZU1083322/1           *****          100
Data Translations                                                                  LZU1084529/1           *****          100
Advanced Data Translations                                                         LZU1084350/1           *****           50
HLR TACS Version                                                                   LZU1083325/1           *****           20
SS7                                                                                LZU1083327/1           *****           50
Advanced SS7                                                                       LZU1083328/1           *****           50
Introduction to Cellular Digital Packet Data (CDPD)                                LZU1083333/1           *****           10
CMS 8800 AXE Installation Testing                                                  LZU1083384/1           *****          400
CMS 8800 MSC Operations (AS 100/101 or AS 123/124)                                 LZU1083394/1           *****          100
Emergency Handling                                                                 LZU1083396/1           *****           70
AS 100/101 O&M                                                                     LZU1083406/1           *****           20
Introduction to Intelligent Network                                                LZU1083407/1           *****           20
CMS 8800 MSC Maintenance (AS 100/101 or AS 123/124)                                LZU1083408/1           *****          100
CMS 8800 Abridged Installation Testing                                             LZU1084520/1           *****          150
----------------------------------------------------------------------------------------------------------------------------
Radio Base Station (RBS)
----------------------------------------------------------------------------------------------------------------------------
RBS 882M/DM Overview                                                               LZU1083311/1           *****           10
RBS 884 Overview                                                                   LZU1083347/1           *****           10
RBS 884-1900 Macro Operations & Maintenance                                        LZU1084500/1           *****           50
RBS 884 Micro/Compact Installation, Operations & Maintenance                       LZU1083568/1           *****           50
RBS 882 Operations & Maintenance                                                   LZU1083565/1           *****           50
RBS 882 Microcell Installation, Operations & Maintenance                           LZU1083567/1           *****           50
CMS 8800 RBS Basic                                                                 LZU1083571/1           *****           50
884 1900 Macro Installation Operations and Maintenance                             LZU1083571/1           *****           50
RBS 884 Installation Testing                                                       LZU1084500/1           *****           50
RBS 882/884 Construction Techniques                                                LZU1084527/1           *****           50
                                                                                   LZU1084534             *****           50
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Energy
----------------------------------------------------------------------------------------------------------------------------
Operations and Maintenance (O&M) of BZA 205 Power Systems                          LZU103570              *****           20
TELECOOL Compact Overview                                                          LZU103572              *****           10
TELECOOL Compact Operations and Maintenance (O&M)                                  LZU103573              *****           20
MSC BZA 20502 Power System O&M                                                     LZU1083337/1           *****           20
RBS BZA 20114 Power System O&M                                                     LZU1083348/1           *****           10
RBS BZA 20108 Power System O&M                                                     LZU1083368/1           *****           10
MSC BZA 122 Power System O&M                                                       LZU1083395/1           *****           20
----------------------------------------------------------------------------------------------------------------------------
Systems
----------------------------------------------------------------------------------------------------------------------------
CMS 8800 Ericsson Cellular Overview                                                LZU1083310/1           *****           10
CMS 8800 Digital Overview                                                          LZU1083313/1           *****           10
CMS 8800 System Survey                                                             LZU1083360/1           *****           50
Message Exchange (MXE) Operation and Maintenance                                   LZU1083371/1           *****          100
Operation Support System (OSS) Operations and Basic Administration                 LZU1083374/1           *****           20
CMS 8800 Measurement & Statistical Analysis for Trunk & Switch Environment         LZU1083380/1           *****           40
CMS 8800 Measurement & Statistical Analysis for RF & RBS Environment               LZU1083381/1           *****           50
Air Interface                                                                      LZU1083391/1           *****           50
CMS 8800 RF Engineering 2                                                          LZU1083379/1           *****          100
CMS 8800 RF Engineering 3                                                          LZU1083382/1           *****          100
CMS 8800 RF Engineering 1, Accelerated                                             LZU1083397/1           *****           40
CMS 8800 RF Engineering 2, Accelerated                                             LZU1083398/1           *****           50
CMS 8800 RF Optimization                                                           LZU1084510/1           *****           30
XM/TMOS Operations                                                                 LZU115103/2            *****           30
SMAS/TMOS System Administration                                                    LZU115103/5            *****          100
CMS 8800 OSS/TMOS System Administration                                            LZU115103/7            *****          100
TMOS Installation                                                                  LZU117106/1            *****           50
----------------------------------------------------------------------------------------------------------------------------

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                  COMPETENCE DEVELOPMENT PROGRAM
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRICE
                                     Courses                                       REGISTRATION #  ($) PER STUDENT   UNITS
----------------------------------------------------------------------------------------------------------------------------
Application System Software
----------------------------------------------------------------------------------------------------------------------------
Toll Ticketing Workshop                                                            LZU1083319/1           *****           20
AS 94/34 Featurs                                                                   LZU1083338/1           *****           10
AS 100/101 Features                                                                LZU1083378/1           *****           20
AS 100/101 DCCH Seminar                                                            LZU1084504/1           *****           30
CMS 8800 AXE Software                                                              LZU1084506/1           *****          150
AXE EMRP Software                                                                  LZU1084507             *****           50
AS 123/124 Features                                                                LZU1084511             *****           50
----------------------------------------------------------------------------------------------------------------------------
Multimedia/Computer Based Training (CBT)
----------------------------------------------------------------------------------------------------------------------------
AXE Basic Method of Operations - CBT                                               LZU103510              *****           30
AXE Introduction to Transtations - CBT                                             LZU103513              *****           20
AXE Maintenance APZ211-CBT                                                         LZU103517              *****          150
AXE Maintenance APZ212-CBT                                                         LZU103519              *****          150
AXE STP Basic Method of Operations - CBT                                           LZU103533              *****           20
ISDN Overview - CBT                                                                LZU108656/C            *****           10
CCITT No. 7 Signaling System (Part 1) - CBT                                        LZU108661/C1           *****           20
CCITT No. 7 Signaling System (Part 2) - CBT                                        LZU108670/C1           *****           20
Cellular Mobile Radio Fundamentsl - CBT                                            LZU108688/C            *****           20
AXE 10 Survey - CBT                                                                LZU108776/C1           *****           50
Telecom 2000:  An Overview - CBT                                                   LZU108989/C1           *****           10
Telecom 2000: Fundamentals - CBT                                                   LZU108993/C1           *****           10
----------------------------------------------------------------------------------------------------------------------------
Operations Skills Training
----------------------------------------------------------------------------------------------------------------------------
Structured-On-The-Job Training (SOJT) and Certification Program (customized)       SVCS50001       PSB           per program
----------------------------------------------------------------------------------------------------------------------------


TBD = To Be Determined
Note: The Right-To-Use Fee is payable for 3 years and includes all product updates and support for that period of time.

Richardson-based classes                          USD ***** per credit unit per student
Customer site (within N. America)                 USD ***** per credit unit per student + instructor expenses
International Customer site (outside N. America)  USD ***** per credit unit per student + instructor expenses + $***** (preparation fee)

---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                          INTEGRATION SERVICES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRICE
                     Services                                                      ARTICLE #   ($) PER STUDENT   UNITS
-----------------------------------------------------------------------------------------------------------------------------------
Service
-----------------------------------------------------------------------------------------------------------------------------------
Mob. Interop. Testing - Intial Set-Up                                              SVSC20801A        *****       Per initial set-up
Mob. Interop. Testing - Basic Testing                                              SVCS20802A        *****         per basic test
Mob. Interop. Testing - Hyperband Test                                             SVCS20803A        *****       per hyperband test
Mob. Interop. Testing - Additional Days                                            SVCS20804A        *****            per day
-----------------------------------------------------------------------------------------------------------------------------------

NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL-RELATED EXPENSES
---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      AD-HOC LABOR RATES
------------------------------------------------------------------------------------------------------------------------------
                                  AD HOC LABOR                                     ARTICLE #   PRICE ($) PER STUDENT   UNITS
------------------------------------------------------------------------------------------------------------------------------

RF Engineer - Specialist                                                           SVCS00101A                  *****  per hour
Network Engineer - Specialist                                                      SVCS00102A                  *****  per hour
NMS Engineer - Specialist                                                          SVCS00103A                  *****  per hour
RF Engineer - General Staff                                                        SVCS00105A                  *****  per hour
Network Engineer - General Staff                                                   SVCS00106A                  *****  per hour
NMS Engineer - General Staff                                                       SVCS00107A                  *****  per hour

RF Technician                                                                      SVCS00112A                  *****  per hour
CAD/CAM Operations                                                                 SVCS00113A                  *****  per hour
Equipment Inventory Administrator                                                  SVCS00114A                  *****  per hour
Documentation                                                                      SVCS00115A                  *****  per hour
------------------------------------------------------------------------------------------------------------------------------
Operations
------------------------------------------------------------------------------------------------------------------------------
RBS Engineer                                                                       SVCS00111A                  *****  per hour
Switch Engineer                                                                    SVCS00201A                  *****  per hour
Data Transcripts Engineer                                                          SVCS00202A                  *****  per hour
Switch Testing/AXE Technician                                                      SVCS00203A                  *****  per hour
Switch Installation                                                                SVCS00204A                  *****  per hour
RBS Testing/RBS Technician                                                         SVCS00205A                  *****  per hour
RBS Installation                                                                   SVCS00206A                  *****  per hour
Administrative Support                                                             SVCS00207A                  *****  per hour
Site Manager                                                                       SVCS00208A                  *****  per hour
------------------------------------------------------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------------------------------------------------------
Project Manager                                                                    SVCS00301A                  *****  per hour
Customer Support Engineer                                                          SVCS00302A                  *****  per hour
Program Manager                                                                    SVCS00303A                  *****  per hour
Ericsson Partner                                                                   SVCS00304A  PSB                    per hour
------------------------------------------------------------------------------------------------------------------------------


PSB - PER SYSTEM BASIS

NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL RELATED EXPENSES
---------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                          EXPENSES
---------------------------------------------------------------------------------------------
                               PROVISIONING GROUP                                  ARTICLE #
---------------------------------------------------------------------------------------------
Engineering
---------------------------------------------------------------------------------------------
RF Engineer - Expenses                                                             SVCS00101E
Network Engineer - Expenses                                                        SVCS00102E
NMS Engineer - Expenses                                                            SVCS00103E
RF Technician - Expenses                                                           SVCS00112E
CAD/CAM Operations - Expenses                                                      SVCS00113E
Equipment Inventory Administrator - Expenses                                       SVCS00114E
Documentation - Expenses                                                           SVCS00115E
---------------------------------------------------------------------------------------------
Operations
---------------------------------------------------------------------------------------------
RBS Engineer - Expenses                                                            SVCS00111E
Switch Engineer - Expenses                                                         SVCS00201E
Data Transcripts Engineer - Expenses                                               SVCS00202E
Switch Testing - Expenses                                                          SVCS00203E
Switch Installation - Expenses                                                     SVCS00204E
RBS Testing - Expenses                                                             SVCS00205E
RBS Installation - Expenses                                                        SVCS00206E
Administrative Support - Expenses                                                  SVCS00207E
Site Manager - Expenses                                                            SVCS00208E
---------------------------------------------------------------------------------------------
Other
---------------------------------------------------------------------------------------------
Project Manager- Expenses                                                          SVCS00301E
Customer Support Engineer- Expenses                                                SVCS00302E
Program Manager- Expenses                                                          SVCS00303E
Ericsson Partner- Expenses                                                         SVCS00304E
---------------------------------------------------------------------------------------------



NOTE:  PRICE OF SERVICES DOES NOT REFLECT NECESSARY TRAVEL RELATED EXPENSES

                                                       LABOR DEFINITION
------------------------------------------------------------------------------------------------------------------------------------
General Staff       Ericsson's General Staff resources possess, on average, 0 to 3 years of wireless telecommunications experience.
                    These resources execute wireless system design, planning and engineering through their expertise in RF, Network
                    Transmission and Network Management Systems Engineering. These resources are deployed by Ericsson on an as-
                    needed basis to perform services outside of the Service portfolio.
------------------------------------------------------------------------------------------------------------------------------------
SPECIALIST          Ericsson's Specialist resources possess, on average, 3 or more years of wireless telecommunications experience.
                    These resources focus on wireless system performance, expansion and capacity planning, drawing from experience in RF, Network, Transmission and Network Management System Engineering. These resources are deployed by Ericsson on an as-needed basis to perform services outside of the Services portfolio.
------------------------------------------------------------------------------------------------------------------------------------
ERICSSON PARTNERS   Ericsson's Partners focus on activities associated with wireless system design, engineering, performance and planning. These resources are primarily deployed by Ericsson, on an as needed basis, to perform contract services.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT B
                                                     ACQUISITION AGREEMENT #9133

                                TRITON PCS, INC


                                 INSTALLATION
                                 ------------

AXE SWITCH
----------

1.   Installation
     ------------
     1.1   Unpacking of and Inventorying of Mechanical Parts and Cables
           (Package A)
     1.2 Assembly and Installation of Exchange Framework (BYB 102/202) and Power Plant; Check for fit and finish
     1.3   Designation of Suites, Cabinets, Cableways, and Shelves
     1.4   Assembly and Installation of Ancillary Equipment (as needed)
     1.5   Assembly and Connectorizing of External Cabling
     1.6   Installation of Internal Cabling
     1.7 Connection of Commercial Power to Power Plant; Functional Test Power Plant
     1.8   Installation of Equipped Magazines (Package B)
     1.9   Install Cover Plates/Doors

2.   Testing
     -------
     2.1   Hardware/Functional Test of APZ
     2.2   Test of Switching Network
     2.3   Functional Test of Operation and Maintenance Functions
     2.4   Test of Trunk Circuits
     2.5   Test of Traffic Routing/Generation of Test Traffic
     2.6   Test of Individual Multiple Positions
     2.7   Test of Individual Trunks
     2.8   Combined Operational Testing of APZ & APT with Traffic
     2.9   Acceptance Testing

3.   Functional Test of Traffic Handling Functions in APT
     ----------------------------------------------------
     3.1   Test of Traffic Routes
     3.2   Test of Individual Multiple Positions
     3.3   Test of Individual Trunks
     3.4   Generation of Test Traffic

     3.5   Combined Test
     3.6   Operation Test

BASE STATIONS
-------------
1.   Activities Before Shipping
     --------------------------
     1.1   Assembly of Base Station Configurations
     1.2   Test of Base Stations and Preparation of Test Protocols
     1.3   Preparation of Transport and Packing
     1.4   Transport by Common Carrier to Cell Site

2.   Activities at Cell Site
     -----------------------
     2.1 Unpacking and Checking Equipment for Correct Specifications and Possible Damage
     2.2   Assembly of Equipment
     2.3   Cabling and Wiring
     2.4   Connection to the DC Power Supply
     2.5   Connection to Antenna Feeders
     2.6   Connection to 4W Circuits to Switch
     2.7 Test of Base Station Equipment Preparation of Base Station Final Test Protocols
     2.8   Connection of Base Station Equipment to Commercial Power within Room
     2.9   Install Antennas on Tower

3.   SYSTEM TEST
     -----------

     Overall test carried out from MTSO with Initial Configurations of Cell Site Configurations, as well as telco lines connected and mobile stations operating. SELLER will interconnect and/or cross connect the equipment at the POP to the circuits of the PSTN provided by PURCHASER within the same building and the interconnection and/or cross connect at the POP of the facilities between the MTSO Equipment, and each Cell Site Configuration.
     In the event analog circuits are used between the MTSO and the Cell Sites, the required circuits will be supplied by PURCHASER.

Rev. 1995

                                                                    Attachment C

                                                     Acquisition Agreement #9133

                               TRITON PCS, INC.
                              TECHNICAL EDUCATION
                              -------------------

TECHNICAL EDUCATION CENTER STUDENT CERTIFICATE PROGRAM

The program is a competency development program with basic core courses and several areas of concentration. At the present time, three areas for the CMS 8800 are available:

MSC, RBS, and RF Engineering. These areas are available in both the 850Mhz systems and the 1900 Mhz systems. Within each area of concentration, multiple levels of technical competence are possible. The MSC area has four levels and the RBS and RF areas have three levels each. One important note about this program is that it is not intended to certify the competence of anyone. This program is a method of providing a customized training path for technicians and RF Engineers for the companies that utilize Ericsson CMS 8800 systems. This program is NOT a substitute for and should not be confused with the official Ericsson Standardized On-The-Job Training Program or the Certification programs that Ericsson designs for it's customers. An expanded list of CMS 8800 courses appears at the end of this Attachment C.

 . LEVEL 1 Provides training required to perform basic routines and administration under the guidance of a technician that has achieved certificate level 3 through this certificate program.

 . LEVEL 2 For the technician required to perform normal operation and maintenance activities using standard Ericsson exchange documentation.

 . LEVEL 3 For the technician who will diagnose and repair both hardware and some software faults as well as perform extended operations and maintenance functions.

 . LEVEL 4 For the technician/engineer who is trained to be a troubleshooter on both hardware and software as well as have a strong command of advanced functions, features an system capabilities.

STEPS: To participate in the Certificate program the three steps listed below must be followed;

     1. Successfully complete at the courses identified (80% or better score in each course). These required courses are listed in the Ericsson course catalog specific to the CMS 8800 system.

     2. Have the specified amount of work field experience verified by the applicants supervisor on the certificate request form.

     3. Submit an application for certificate at which time Ericsson will notify the employee's supervisor or team leader of student competency development certificate eligibility. If the employee has met all requirements for the level requested, Ericsson will send to the employee's supervisor.

NOTES:

     1. Credit for passing courses will not be automatic. Students will be evaluated via written quizzes, performance of lab exercises, and observation of the student's ability to perform.

     2. All instructors teaching concentration courses are required to be certified to instruct the class. Instructor certification includes two elements: Professional Certification and Technical Certification.

     3. All courseware has been revised to include the new evaluation criteria, as well as recent CNA improvements. Also, additional lab exercises are added as needed.

     4. In the event that a student wishes to waive a course that is required for this program, his/her supervisor must submit a course description or outline of an equivalent course plus a certificate of completion for the substituted course. The Certificate office will determine the eligibility of the substituted course descriptions or outlines.

PRICING:

All Ericsson Technical Education Center (E-TEC) courses are priced based on Credit Units. The value of each Credit Unit is $43.50 USD each. The price for the Credit Unit remains the same whether the course is conducted at the E-TEC facility in Richardson Texas or at the customer's location. The number of Credit Units for each course is based on the extent of technical knowledge imparted during the training. The majority of the courses are 10 Credit Units per day. This may vary at customer request if the customer has asked specifically for a course that is shorter in duration but contains the same information. It may also vary if the course is of such a high technical level that it warrants special skills by the instructor. All courses conducted at other then the E-TEC facility must be prefaced by a quote of costs originated by the Ericsson manager setting up the class and signed by the customer manager coordinating the course. In addition, the customer must pay for all of the instructor's expenses to include: airfare, rental car, hotel, meals and incidentals. No courses will be scheduled until the Ericsson training manager responsible for the course receives the customer signed quote from the customer along with a purchase order number covering all of the expected costs for the class.


CMS 8800, 1997 COURSE OFFERINGS:

INTRODUCTION: The course offerings for CMS 8800 include curriculum designed specifically for the CMS 8800 product line. Additional courses will be included from the Ericsson product line as applicable.

                        CMS 8800, 1997 Course/Price List

COURSE NAME                             # OF                  CREDIT              END CUSTOMER
---------------------------------------------------------------------------------------------------
                                        DAYS                   UNITS                 PRICE/$
---------------------------------------------------------------------------------------------------
CMS 8800 Ericsson Cellular                 1                     10                    435
Overview
---------------------------------------------------------------------------------------------------
RBS 882M/DM Overview                       1                     10                    435
---------------------------------------------------------------------------------------------------
CMS 8800 Digital Overview                  1                     10                    435
---------------------------------------------------------------------------------------------------
CMS 8800 Digital Operation &               3                     30                  1,305
Maintenance
---------------------------------------------------------------------------------------------------
CMS 8800 MSC Advanced                     10                    100                  4,350
Operation & Maintenance
---------------------------------------------------------------------------------------------------
AS 45/46 Features                          3                     30                  1,305
---------------------------------------------------------------------------------------------------
Introduction To Cellular                   1                     10                    435
Digital Packet Data (CDPD)
---------------------------------------------------------------------------------------------------
CMS 8800 System Introduction               4                     40                  1,740
---------------------------------------------------------------------------------------------------
AS 94/34 Features                          1                     10                    435
---------------------------------------------------------------------------------------------------
RBS 884 Overview                           1                     10                    435
---------------------------------------------------------------------------------------------------
RBS 884 Macro Operations &                 5                     50                  2,175
Maintenance
---------------------------------------------------------------------------------------------------
CMS 8800 System Survey                     5                     50                  2,175
---------------------------------------------------------------------------------------------------
RF Engineering 1                          10                    100                  4,350
---------------------------------------------------------------------------------------------------
AS 100/101 Features                        2                     20                    870
---------------------------------------------------------------------------------------------------
RF Engineering 2                          10                    100                  4,350
---------------------------------------------------------------------------------------------------
CMS 8800 Measurement and                   4                     40                  1,740
Statistical Analysis for the
Trunk and Switch Environment
---------------------------------------------------------------------------------------------------
CMS 8800 Measurement and                   5                     50                  2,175
Statistical Analysis for the
RF and RBS Environment
---------------------------------------------------------------------------------------------------
RF Engineering 3                          10                    100                  4,350
---------------------------------------------------------------------------------------------------
Multi-Line Fixed                           5                     50                  2,175
---------------------------------------------------------------------------------------------------
Air Interface                              5                     50                  2,175
---------------------------------------------------------------------------------------------------
CMS 8800 MSC Operations                   10                    100                  4,350
---------------------------------------------------------------------------------------------------
RF Engineering 1, Accelerated              4                     40                  1,740
---------------------------------------------------------------------------------------------------
RF Engineering 2, Accelerated              5                     50                  2,175
---------------------------------------------------------------------------------------------------
RF Engineering 3, Accelerated              5                     50                  2,175
---------------------------------------------------------------------------------------------------
AS 100/101 O & M                           2                     20                    870
---------------------------------------------------------------------------------------------------
CMS 8800 MSC Maintenance                  10                    100                  4,350
---------------------------------------------------------------------------------------------------
MSC Operations (CBT)                      10                    100                  4,350
---------------------------------------------------------------------------------------------------
RBS 882 Operation &                        5                     50                  2,175
Maintenance
---------------------------------------------------------------------------------------------------
RBS 882 Microcell                          5                     50                  2,175
Installation, Operation &
Maintenance
---------------------------------------------------------------------------------------------------

                        CMS 8800, 1997 Course/Price List

COURSE NAME                             # OF                  CREDIT              END CUSTOMER
---------------------------------------------------------------------------------------------------
                                        DAYS                   UNITS                 PRICE/$
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
RBS 884 Micro/Compact                     5                     50                  2,175
Installation, Operation and
Maintenance
---------------------------------------------------------------------------------------------------
CMS 8800 RBS Basics                       5                     50                  2,175
---------------------------------------------------------------------------------------------------
884 1900 Macro IO&M                       5                     50                  2,175
---------------------------------------------------------------------------------------------------
AS 100/101 DCCH Seminar                   3                     30                  1,305
---------------------------------------------------------------------------------------------------
884 DBC Macro IO&M                      TBD
---------------------------------------------------------------------------------------------------
AS 123/124 Tech. Overview               TBD
---------------------------------------------------------------------------------------------------

For a complete listing of all E-TEC CMS 8800 courses and a detailed description of the Student Certificate programs, see the E-TEC Homepage on the Internet.

Revised 4/18/97

                                                                    ATTACHMENT D
                                                     ACQUISITION AGREEMENT #9133



                                TRITON PCS, INC


                            SYSTEM SUPPORT SERVICES
                            -----------------------

In addition to the provisions of this Acquisition Agreement, including without limitation, Article 13 - Warranties, which provisions shall supersede these provisions in the event of any inconsistency, SELLER agrees to render System Support Services to PURCHASER on the following terms and conditions:


1.  CORE SERVICES
    -------------

     (a) After the Warranty Period, PURCHASER has the option to purchase System Support CORE SERVICES on an annual basis.

     (b) CORE SERVICES shall include Consultation Service, Emergency Support Service, Software Maintenance Service and Hardware Maintenance Return and Repair Service.

     (c) Consultation Service includes telephone assistance during normal business hours for assistance with (i) operation and maintenance questions, (ii) problem resolution and (iii) Trouble Report handling and tracking.

     (d) Emergency Support includes 24 hour access to an emergency toll-free number and on-site assistance, if necessary, to recover the system in the event of a total outage or severe impairment of service.

     (e) Software Maintenance includes (i) the supply of all Software Updates and Software Enhancements issued by the SELLER, to be installed by the PURCHASER and (ii) the supply of emergency Software Patches to correct software faults that are deemed to be of an urgent nature, also to be installed by the PURCHASER, and (iii) the supply or Bulletins, by fax, to notify PURCHASER of software faults that have been discovered and the action to be taken.

     (f) Hardware Maintenance Return and Repair service provides return and repair of all SELLER-manufactured Base Station and Network Element Equipment, excluding batteries. In accordance with the terms of
          Article 13 of this Acquisition Agreement, PURCHASER shall dismantle and ship, at its expense, faulty components to SELLER's Richardson, Texas, location where SELLER will repair or replace the components and reship, at SELLER's expense, to PURCHASER within thirty (30) working days of receipt.

2.  ENHANCED SERVICES
    -----------------

     2.1 After the Warranty Period, PURCHASER has the option to purchase Enhanced Services on an annual basis. Enhanced Services shall include Software Configuration Management Service, and Enhanced Hardware Maintenance Services.

     2.2 Software Configuration Management Service shall include all Software Updates and Software Enhancements as outlined in the Software Maintenance Service above and the installation by SELLER of these Updates and Enhancements in all Network Elements.

     2.3 Enhanced Hardware Maintenance Services shall include Emergency Repair, Advance Swap and Repair, and Swap and Repair.

     (a) Emergency Repair provides PURCHASER with replacement Equipment within one day of notification by SELLER. SELLER will utilize overnight air shipment to send replacement Equipment to PURCHASER's location.

     (b) Advance Swap and Repair provides PURCHASER with replacement Equipment within 48 hours of SELLER being notified, in advance of the faulty Equipment being returned to SELLER.

     (c) Swap and Repair provides PURCHASER with replacement Equipment within five (5) working days upon receipt of faulty Equipment.

3.  SERVICE LIMITATIONS
    -------------------

     (a) System Support Services as described in 1 and 2 above covers malfunctions in Equipment and Software that impair service to subscribers, System performance, billing, administration or maintenance, except for malfunctions that are: (i) caused by deliberate or negligent acts of persons other than SELLER (including but not limited to those acts or causes listed in paragraph 13.4 of the Acquisition Agreement) or (ii) any other causes external to the System. PURCHASER shall pay SELLER's then current rate for any technical assistance rendered and the actual cost of labor, freight and materials for the repair or replacement, at PURCHASER's request, of any Equipment and Software faults not covered by System Support.

     (b) System Support Services will be provided for an Application System for a period of two (2) years after the General Availability date (GA) of the Application System. If PURCHASER elects not to upgrade the Software to the current release level, and the two year period for support of the Application System has expired, SELLER may, at its option, require PURCHASER to pay an increased fee for support of such Software, or, require PURCHASER to bring the installed Software up to a supported version. Any loss of System functionality due to the inability or unwillingness of PURCHASER to keep the Software current shall be the sole responsibility of and liability of PURCHASER.

     (c) SELLER's performance of its obligations hereunder is dependent upon PURCHASER providing access to the System and to such information and facilities as SELLER may reasonably require in order to provide the System Support Service.

     (d) PURCHASER may request the SELLER provide on-site technical assistance or expert services on matters not covered by System Support in accordance with Article6 of the Acquisition Agreement. Such services will be provided at SELLER's then current rate for such services or on a time and materials basis, as appropriate.

4.   DISCONTINUATION OF SERVICES BY SELLER
     -------------------------------------

     In the event that the SELLER intends to discontinue its System Support Services, SELLER shall provide PURCHASER with sufficient advance notice of such intention, together with all reasonably necessary information, so as to enable PURCHASER to perform such services itself or arrange for them to be performed by a third party.

5.   TERMINATION OF SERVICE
     ----------------------

     (a) PURCHASER may terminate System Support Services by giving SELLER 180 days written notice.

     (b) In the event of such termination of System Support Services, neither party shall have any further obligation to the other with respect to System Support Services, except that (i) SELLER shall refund to PURCHASER any portion of the charge paid by PURCHASER for System

          Support Services for the period subsequent to the effective date of termination, less any amounts then due SELLER; and (ii) PURCHASER shall pay SELLER for the System Support Services performed prior to the effective date of termination.

Revised 5/27/97

                                                                    ATTACHMENT E
                                                     ACQUISITION AGREEMENT #9133

                                 DOCUMENTATION
                    CMS 8800 PRODUCT INFORMATION DEFINITION

INTRODUCTION

The CMS 8800 library is designed to be user-friendly so that relevant documents will be at hand when and where they are needed. The library provides the information needed to operate, maintain, check and repair the system and its equipment in a proper and effective manner.

The contents and arrangement of the library are intended to show the correct servicing of the system. The documentation is divided into modules covering areas such as software, hardware etc. The documents are written for operators, technicians and engineers who are experienced with similar equipment. The documentation should be combined with Ericsson training courses that incorporate the appropriate theoretical and practical applications.

This library description gives a summary of the customer library covering the information needs for Ericsson's Cellular Mobile System CMS 8800.

Please note that the library is under development and changes in library structure, contents and distribution media may take place in order to include new functions and to make the library easier to use.

LIBRARY STRUCTURE

                        The CMS 8800 system library is divided into five parts, Mobile Services Switching Center (MSC) Library, Home Location Register (HLR) Library, Radio Base Station
                        (RBS) Library, Operation and Support (OSS) Library, and External Vendor Libraries. Each library contains different kinds of documents with varied information.

                        The grouping of documents into libraries, each forming an information package, makes the library adaptable to the information requirements of different users in an operating company.

                        To facilitate searching for information in paper-bound libraries, it is more efficient to have the documents divided and grouped into modules and submodules, which are electronically stored libraries. In this description, however, it is used as an easier way to explain the ideas behind the structure of the libraries. All types of modules are not normally included in each one of the libraries. Below is a list of modules existing today:

                        Module  Designation
                        ------  -----------
                        B       Operation and Maintenance
                        C       Office/Site Documents
                        D       Descriptions for Functional Products
                        F       Hardware Documents
                        K       Power Supply Documents (Radio Base Station)

Modules and Submodules

                        In paper-bound libraries, each module can be composed of one or more binders, depending on the amount and type of material covered by the particular module.

                        Modules are composed of separate submodules related to specific topics. These submodules are listed numerically beginning with the module letter and 01.

                        At the beginning of each of the submodules, there is an index or list detailing the subject matter covered. This index breaks down the submodule into particular units of information.

                        The units of information contained in the submodules are in the form of numbered documents.

                        Each module and the associated submodules deal with a specific type of information, such as Maintenance, Operations, and Engineering.

DISTRIBUTION MEDIA
MSC and HLR AXE libraries

                        AXE libraries are distributed electronically on two different platforms:

                        DOCVIEW is the document-viewing program, which compacts the data sufficiently for use on a PC hard disk. The entire AXE Operations and Maintenance Library can be stored in 16 MB. The DocView program works as a companion to FIOL, the interface with the AXE. DocView and FIOL are used simultaneously with a split screen. DocView is easy to learn and fast to use. It is generally delivered on a CD ROM, but is not used as a CD ROM product. DocView is intended to be a tool for the experienced, or trained, user.

                        KRSWIN CD ROM is the document viewing program with a powerful searching engine. Using Boolean operands (and, or, not), the user may search for terms while combining terms. For example, "ETC and STR" will locate all documents where both these terms are found. KRSWin is a windows product and is intended for use by the novice operator, or a switch engineer who needs to perform research in great detail.

RBS library

                        The 884 Users Guide are available on KRSWin CD ROM. The balance of the RBS information is distributed on paper.

OSS library

                        The distribution media is paper.

External Vendors library

                        The distribution media is paper.

AXE (MSC AND HLR) OPERATION AND MAINTENANCE MANUAL

                        The Operation & Maintenance Manuals are sometimes called the Job Procedures Library. The AXE operators may be asked to perform tasks on the AXE prior to training courses, or in an alarm/emergency situation. The job procedure is a special document type, which is an easy-to-use, step-by-step, task-oriented, detailed explanation of how to carry out a particular task. This information can be used in a way, which enhances in-service-performance goals for the end-user. Fewer mistakes are made and tasks are completed efficiently the first time.

                        The Operation and Maintenance Manual is available on KRSWin CD ROM. Thus, the reader can search for familiar terms to learn the tasks on his own.

                        The job procedure is written on two competence levels. For the experienced technician who knows the command and is familiar with the procedure, a detailed flow chart is given. This flow chart gives guidance and serves as a memory-aid for the experienced worker. For the novice technician, the flow chart is a detailed description of what actions should be taken and how the AXE will react to the activity. Complete examples of syntax are provided.

                        Warnings are also noted. This level of detail provides the inexperienced technician with the information to do any task as well or better than an experienced colleague.

                        The information given is related to a specific AXE application system; i.e., the contents are adapted to the equipment included and functions for the system involved.

RADIO BASE STATION LIBRARY

                        These instructions are intended for use by customers who will install and/or commission the base station. Included in this information is the Ericsson know-how regarding methods and procedures for installation and testing.

        884 Users Guide

                        This modern work guide is intended for use by end-user customers of all competence levels. The typical radio technician would need this information only when the new product is delivered. It can be used to learn the new functions of the product and the new routines associated with it.

                        The 884 Users Guide includes these sections:

                        . INTRODUCTION: This section describes the scope of the contents of the information within.

                        . SYSTEM DESCRIPTION: This section contains descriptions of the functional structure, the hardware architecture, and the hardware and software interfaces for the base station. The manual also contains a basic description of the CMS 8800.

                        . INSTALLATION: This section details activities required to install and commission the radio. It is written in job procedure format.

                        . TEST AND VERIFICATION: This section contains information describing the procedures for making an installation test and how to perform a start of operation of the base station. It contains lists of recommended test instruments, and test instructions for hardware and function testing. The manual is a tool for the commissioning staff.

                        . OPERATION & MAINTENANCE: This section describes the procedures required for normal operation and maintenance of the base station. The manual contains information for the administrative routines, shipping and storage, repair orders, handling of spare parts, inspection, and operation. The manual also contains information covering checking or "fault-finding" and repair. The manual is job-oriented in the same manner as the work-flow.

                        . TROUBLESHOOTING: This section is an aid in controlling and troubleshooting equipment on site using a Personal

                           Computer or data terminal connected to the Input/Output Interface Magazine.

                        .  GLOSSARY OF TERMS

                        .  ACRONYMS AND ABBREVIATIONS

                        .  SUPPORT INFORMATION

                        . APPENDIX: This section includes hard-to-remember charts and tables, such as Fault Code Lists and Frequency Lists.

OSS - OPERATION AND SUPPORT SYSTEM - LIBRARY

                        The documentation for the OSS system is delivered in a customer library. The library contains information describing the functions, administrative routines, error handling, operational instructions, installation instructions, software customization, acronyms, valid range of value, etc. The presentation media is both paper modules consisting of one or more binders, and on-line presentation. The on-line information may be cross-reference-linked to other product information such as AXE or TMOS information. On-line OSS information will be accessible using the Help function.

Introduction

                        The main principle for compiling a customer library is simply that each library should contain the information needed to run the Operation and Support System at the site where it is to be placed.

Module A:  Introduction Manual

                        The Introduction Manual contains a general description of the functions and the interfaces from the OSS to other systems. It also describes the other modules in the set and the procedure for trouble reporting.

Module B: System Administration Manual

                        The System Administration Manual contains information for system administration. It also contains instructions for software maintenance such as administrative routines, corrective maintenance procedure, error handling, advanced diagnostics, software reconfiguration, user interface customization, security and authority management, and license keys management. It describes recovery procedures for cases in which a link goes down, the OSS server fails, or the AXE begins a restart. The B module also describes the procedure to modify the system configuration, and to identify, correct and report failures and defects within the system.

Module D: Reference Manual

                        The Reference Manual provides an overview of the product, which includes general system capacity and limitations.

Module G: Installation Manual

                        The Installation Manual contains all instructions required to install the OSS. It also describes the installation parameters, valid range of value, etc.

Module H: Function Verification Manual (where applicable)

                        The Function Verification Manual contains instructions to be used by novice operators.

Module M: Programming Manual (where applicable)

                        The Programming Manual contains information on the application interfaces needed for development or alteration of functions.

Module N: Market Adaptations Manual (where applicable)

                        The Market Adaptations Manual provides unique (site-specific) information specific to each customer's application systems.

Module O: Operations Manual

                        The Operations Manual contains illustrations of the windows and examples of OSS reports and how to analyze them.


PRODUCT INFORMATION THEORY AND PROCESSES
General Information

                        This information mainly describes the AXE (MSC and HLR) documentation to show the principles, but the documentation for most of the other units included in CMS 8800 is structured and designed for use in a similar way.

Architecture

                        The system has modular architecture with top down design and function modules on five levels. (See figure below.) Therefore, each function block as well as each function unit has its own product identity. Each is handled individually throughout the life cycle of the product. That is, not only are the function blocks and function units designed, engineered, documented, and installed separately, they can also be operated, maintained, and updated individually.

Modularity

                        Modularity regulates system organization, hardware design, software design, and applications.

                        The entire system is a set of specified functions, realized at the lowest level as function units to the highest level, the total system.

                        The figure below shows the AXE modular architecture.


                                   [PYRAMID CHART APPEARS HERE]

--------------------------------------------------------------------------------

                               -----------------
                                    System
                                    Product
                                    Level 1

                        -------------------------------

                               System Products
                                    Level 2

                  ------------------------------------------

                                  Sub system
                                     Level

            ------------------------------------------------------

                                Function Block
                                     Level

      -------------------------------------------------------------------

                                 Function Unit
                                     Level
   Software                                                        Hardware
   ------------------------------------------------------------------------

________________________________________________________________________________
AXE Modular Architecture

System

                        A system is an organized collection of parts for a completely functioning product, such as a telephone system, a signaling system, or a cooling system.

                        The AXE System Level refers to the entire AXE system and encompasses all subordinate modular levels. The APZ subsystem is responsible for controlling the telephony applications switch equipment. The APT subsystem is responsible for switching telephone calls in the AXE.

                        EXAMPLE:
                        AXE Telephone Exchange System (System Product Level 1) APZ Control System for AXE (System Product Level 2) APT Switching System for AXE (System Product Level 2)

Subsystem

                        A subsystem is a logically limited part of a system. The subsystem represents characteristics and well-defined main functions within the system.

                        Both APZ and APT systems are divided into a number of subsystems. ANZ consists of subsystems supporting the control system; the ANT contains subsystems in support of telephony applications. Some subsystems contain only software, others contain both software and hardware.

                        EXAMPLE:
                        ANZ  Central processing unit
                        ANT  Subscriber switching stage

Function Block

                        A function block is a logically limited part of a subsystem. It can be an independent product or a combination of hardware or software product(s) and functional unit(s).

                        Each subsystem consists of individual Function Blocks. Each function block has an interface to all other function blocks, which is defined by discrete signals. Each function block is made up of software or hardware function units that define specific functions within individual function blocks.

                        EXAMPLE:
                        Data store
                        Fault handling
                        Input/Output device

Function Unit

                        A function unit is the smallest building block in the functional structure. Function units can be either hardware or software. The function units are used when a product in hardware or software must be divided into smaller functionally related parts.

Magazines

                        The hardware function unit of a function block usually contains several identical devices or circuits and some common equipment. These hardware devices are implemented on printed circuit boards. The boards are grouped together in board cages called magazines.

Product code/Product identity

                        A unique product code and its designation identify a product. The product code indicates the system's association with the product, its location in the product hierarchy, its function, and its relationship with other products. The figure below shows a simplified product code in AXE.

                                  [PYRAMID CHART APPEARS HERE]

--------------------------------------------------------------------------------

                                      AXE

                                    Level 1
                                  -----------

                                  APZ     APT

                                    Level 2

                                 -------------

                              ANZ             ANT

                                  Sub System

                          ---------------------------

                          CNZ                     CNT

                                Function Block

               -------------------------------------------------

               CAA           COA             ROF             BFD

                                 Function Unit

        ---------------------------------------------------------------

--------------------------------------------------------------------------------
Simplified Product Code in AXE

                        System level 1 has the product code AXE. System level 2 has product codes APZ for the control and APT for the switching system. All subsystems in APZ have a product code ANZ (ANT is used for APT). All function blocks in ANZ have a product code CNZ (CNT is used for ANT).

                        Software units and function units have product codes CAA and COA, respectively.

                        Magazines and printed boards have the product codes BFD and ROF, respectively.

Documentation Principles

                        The Ericsson document numbering system is built on a close relationship between the products and their associated documents. The system's hierarchy defines the products at different levels. From a documentation point of view, all products, from the top level (AXE, APT, APZ) to the bottom level (individual circuit board) are treated equally.

                        The numbering system classifies and groups the products and documents according to their use, system association, and content. Predefined basic numbers and classes are registered in a database, and new items can be registered as required. An individual identity number consists of letters and digits combined according to the rules of the numbering system.

                        An individual document number consists of two parts: a decimal class and a product number. These parts are made up of letters and digits, combined according to the rules of the document numbering system.

                        The decimal class indicates the information content of the document. A decimal class consists of four or five numbers. A prefix can be attached to decimal class to indicate a difference between individual documents, without changing the meaning of the decimal class.

                        A product number indicates the system level for which the document is written. A product number is made up of a combination of letters and numbers. The letters designate the system level, while the numbers identify the product.

                        A unique product number and its designation identify a product. The product number indicates the system association of the product, its location in the product hierarchy, its implementation (for example, software and hardware), and its relationship with other products.

                        Note that this is a description of Ericsson's document numbering system. That the document type is mentioned or described in this part of the library description does not imply that the document type is included in the CMS 8800 library.

Document Structure

                        The system hierarchy defines the products at different levels. All products from top level (AXE, APT, APZ) to the bottom (individual circuit board) are treated equally from a documentation identification point of view.

                        For each product category, a document structure shows the documentation required for the different phases the product goes through, such as design and production. The below figure shows the document structure for one function block.

                        [STRUCTURAL CHART APPEARS HERE]
--------------------------------------------------------------------------------
          1095-
   ___  Document _________________________
   |     Survey                          |
   |                                     |
   |                                   155 14-                 n/155 14-
   |                                   Signal    ____________   Signal
   |                                   Survey                  Description
   |
   |      131 61-
   |     Structure
   |__ Specification
   |
   |_________________________________________________________
   |                               |              |         |
   |                                                        |
   |                           n/190 82-       n/190 83-    |    2/155 18-
   |           1551-           Command         Printout     |
   |______  Description       Description     Description   |  1/155 18-
   |                                                        |
   |                                                         155 18-
   |                                                       Application
   |                                                       Information
   |           109 21-
   |_________  Product
              Revision
             Information

--------------------------------------------------------------------------------
Document Structure for a Function block

                        The document survey is an important document. All other documents belonging to a particular product are listed on the survey. (See next figure.)

                        Note: Only those documents required for normal everyday activities are supplied to the customer. The remainders are internal proprietary documents.

                        The volume of documentation is considerable for complex products. The amount of documentation that exists for a particular product is not apparent from the product code alone. The next figure shows all the information needed for the APT system products level.

Rev. 1995

                             [CHART APPEARS HERE]

________________________________________________________________________________


        APT
     Document
      Survey
     |   |
         |              System Product
     |   |
         |_______________________________________ _ _ _ _ _ _ _ _ _ _
     |          |               |                                   |

     |        1551-         Interwork                           Operational
           Description     Description                          Instruction
     |

     |
        ANT
     Document
      Survey
     |   |
         |              Sub system
     |   |
         |_______________________________________ _ _ _ _ _ _ _ _ _ _
     |          |               |                                   |

     |        1551-         Interwork                           Operational
           Description     Description                          Instruction
     |

     |  CNT
     Document
     |Survey
     |   |              Function Block
     |   |
     |   |_______________________________________ _ _ _ _ _ _ _ _ _ _
     |          |               |                  |                |
     |
     |        1551-         Interwork          Command          Printout
     |     Description     Description       Description        Description
     |
     |_________________ _ _ _ _ _ _ _ _ _
                                         |

                                        BFD
                                      Document
                                       Survey
                                         |
                                         |              Magazine
                                         |__________________ _ _ _ _ _
                                                 |                   |

                                             Allocation           Wiring
                                                Table           Information

________________________________________________________________________________

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                     TRITON/ERICSSON RESPONSIBILITY MATRIX
                     -------------------------------------

                               TABLE OF CONTENTS

PLANNING

200  Initial Planning & Design
210  Radio Network Design

IMPLEMENTATION & TESTING OF RBS

300  Base Station Site Search (site acquisition)
310  Base Station Site Lease (site acquisition)
320  RBS Engineering
330  Base Station Site Acquisition and Civil Construction
340  Installation of Outdoor RBS Equipment
350  RBS Network Element Test
360  Engineering Antenna System

IMPLEMENTATION & TESTING OF SWITCH (MSC)

400  Switch Engineering
410  Data Transcript
420  Switch Site Acquisition and Civil Construction
430  Switch Installation
440  Switch Network Element Testing

IMPLEMENTATION & TESTING OF OSS

500  Engineering of Ericsson's OSS
510  Pre-Testing of Ericsson's OSS
520  Installation of Ericsson's OSS

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                     TRITON/ERICSSON RESPONSIBILITY MATRIX
                     -------------------------------------

                         TABLE OF CONTENTS (continued)

IMPLEMENTATION & TESTING OF TRANSMISSION

600  Lease of Transmission & Data Communications Network
610  Transmission Engineering
620  Transmission Installation
630  Transmission Testing
640  Testing Data Communications Network

INTEGRATION & ACCEPTANCE

700  Integration of Ericsson's MSC, Network Elements & PSTN
710  Integration of Ericsson's OSS Network Elements
720  Integration of Ericsson's RBS Network Elements
730 System Demonstration (for Network Elements delivered by Ericsson) 740 OSS Demonstration (for Network Elements delivered by Ericsson) 750 Radio Network Implementation Support
760  Commercial Acceptance
770  Initial Configuration Acceptance

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

The Responsibility Matrix documents the major project tasks and clarifies the division of responsibility between Triton and Ericsson for each task.

An `X' in Triton column indicates Triton responsibility to complete the specified task.

An `X' in Ericsson column indicates Ericsson responsibility to complete the specified task.

An `X' in both columns indicates shared responsibility.

An `O' in Ericsson column indicates that an option has been proposed to Triton for Ericsson to provide this service at an additional charge.


                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

PLANNING
 200.  INITIAL PLANNING & DESIGN
---------------------------------------------------------------------------------------------  -------  --------
     1.  Provide "Market Requirement Questionnaire to Triton requesting, at a minimum, the                  X
         following data:
         -  Plan and estimate of overall number of base stations
         -  Grade of service
         -  Transmission routing, signaling, numbering, and charging
         -  Services, operations, and maintenance plans
         -  External interfaces definition
         -  Radio network requirements document (only if Ericsson is providing RF
            Network plan)
         -  CDD/CAD requirements (only if Ericsson is providing CDD)
         -  Develop reports from requirements document
         -  obtain tools (software/hardware to create reports)
---------------------------------------------------------------------------------------------  -------  --------
     2.  Return completed Market Requirement Questionnaire to Ericsson.                           X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Provide Ericsson with any dependency or compatibility requirements with other            X
         networks.
---------------------------------------------------------------------------------------------  -------  --------
     4.  Review responses from Market Requirement Questionnaire.                                            X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Provide "Data Transcript (DT) Exchange Requirements" data forms to Triton.                         X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Return completed DT Exchange Requirements data forms to Ericsson                         X
---------------------------------------------------------------------------------------------  -------  --------
     7.  Review responses from DT Exchange Requirements data forms.                                         X
---------------------------------------------------------------------------------------------  -------  --------
     8.  Plan and estimate the Network Element(s) required to meet market and DT exchange         X         X
         data criteria.
---------------------------------------------------------------------------------------------  -------  --------
     9.  Determine number of hours of reserve desired for emergency power (battery backup)        X
         for MSC.
---------------------------------------------------------------------------------------------  -------  --------
     10. Recommend specific MSC battery backup configuration to Triton.                                     X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------
     11.  Define the elements of the initial configuration which will be evaluated for System     X         X
          Acceptance.
---------------------------------------------------------------------------------------------  -------  --------
 210.  RADIO NETWORK DESIGN
---------------------------------------------------------------------------------------------  -------  --------
     1.  Provide outline of desired coverage area.                                                X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Provide demographic information of coverage area.                                        X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Select coverage  areas to be designated as "urban," "suburban," or "rural."              X         O
---------------------------------------------------------------------------------------------  -------  --------
     4.  Estimate subscriber growth for coverage areas                                            X         O
---------------------------------------------------------------------------------------------  -------  --------
     5.  Develop RF cell plan.                                                                    X         O
---------------------------------------------------------------------------------------------  -------  --------
     6.  Determine coverage penetration requirements for "urban," "suburban," or "rural."         X         O
---------------------------------------------------------------------------------------------  -------  --------
     7.  Provide time constraints for coverage of above areas and outline yearly marketing        X
         requirements through year 10.
---------------------------------------------------------------------------------------------  -------  --------
     8.  Prepare nominal cell plan.                                                               X         O
---------------------------------------------------------------------------------------------  -------  --------
     9.  Review cell plan (if prepared by Triton).  Issue acceptance letter after review.                   O
---------------------------------------------------------------------------------------------  -------  --------
     10. Provide search areas for cell sites as proposed by RF Engineering to site                X         O
         acquisition team.
---------------------------------------------------------------------------------------------  -------  --------
     11. Perform feasibility study for the ranking of possible sites, to include:                 X         O
         -  Preliminary zoning review
         -  Preliminary site survey of RF Engineering
         -  Preliminary site survey by construction company(s)
---------------------------------------------------------------------------------------------  -------  --------
     12. Select best sites.  Notify acquisition team.                                             X         O
---------------------------------------------------------------------------------------------  -------  --------
     13. Identify, qualify, and secure real estate for MSC and RBS sites                          X         O
---------------------------------------------------------------------------------------------  -------  --------
     14. Perform radio microwave analysis.  If necessary, clear frequency band.  Inform           X         O
         Ericsson of available frequencies in relation to time schedule.
---------------------------------------------------------------------------------------------  -------  --------
     15. Prepare frequency plan.                                                                  X         O
---------------------------------------------------------------------------------------------  -------  --------
     16. Review frequency plan (if prepared by Triton).                                                     O
---------------------------------------------------------------------------------------------  -------  --------
     17. Document and distribute RBS dependent data.  Identify the following cell site            X         O
         information:
         -  Number of voice channels
         -  Effective radiated power (ERP)
         -  Antenna radiation center above ground level (AGL)
         -  Sector/omni antenna and orientations
         -  Down-tilt angle (if used)
         -  Frequency plan
         -  Frequency hoping sequence (if used)
         -  Site name, site code and number
         -  Provide map coordinates of base stations
         -  Cell Design Data (CDD) for each site
---------------------------------------------------------------------------------------------  -------  --------
     18. Review RBS dependent data related to CDD syntax (if provided by Triton).                           O
---------------------------------------------------------------------------------------------  -------  --------
     19. Prepare FCC application for approval of frequency use and adjacent channel use.          X
         Obtain coordination approval.
---------------------------------------------------------------------------------------------  -------  --------
     20. Design and conduct cell planning site survey, to include:                                X         O
         -  Position relative normal grid
         -  Space for antenna system including antenna separation
         -  Nearby obstacles
         -  Service area
         -  Measurements of path loss and time dispersion
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------
       IMPLEMENTATION & TESTING OF RBS
---------------------------------------------------------------------------------------------  -------  --------
 300.  BASE STATION SITE SEARCH (SITE ACQUISITION)
---------------------------------------------------------------------------------------------  -------  --------
     1.  Provide site prerequisites specifications (size, floor loading, ceiling height,                    X
         etc.) to Triton.
---------------------------------------------------------------------------------------------  -------  --------
     2.  Submit required application to FCC and local authorities.                                X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Perform title search for selected sites and verify the site is available for lease.      X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Identify microwave circuit(s) and other interfering objects that must be relocated.      X
---------------------------------------------------------------------------------------------  -------  --------

     5.  Provide information to Ericsson that a potential site has been identified.               X
---------------------------------------------------------------------------------------------  -------  --------
 310.  BASE STATION SITE LEASE (SITE ACQUISITION)
---------------------------------------------------------------------------------------------  -------  --------
     1.  Perform negotiation with site owners.                                                    X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Approve and conclude lease contract.                                                     X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Complete and provide site data file to civil construction contractor:                    X
         -  Preliminary site plan
         -  Final title search results
         -  Lease/purchase documents
         -  FCC permits submitted and received
         -  Building permits
         -  An engineering firm soil test if required
---------------------------------------------------------------------------------------------  -------  --------
     4.  Complete and provide site data file to civil construction contractor:                    X         O
         -  F Engineering data
---------------------------------------------------------------------------------------------  -------  --------
 320.  RBS ENGINEERING
---------------------------------------------------------------------------------------------  -------  --------
     1.  Perform site survey to determine layout for site, including antenna system.              X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Prepare site prerequisites specifications for site search and for civil construction.    X         O
---------------------------------------------------------------------------------------------  -------  --------
     3.  Prepare detailed installation design.                                                              X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Approve detailed installation design.                                                    X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Prepare as built drawings after installation.                                                      X
---------------------------------------------------------------------------------------------  -------  --------
 330.  BASE STATION SITE ACQUISITION AND CIVIL CONSTRUCTION
---------------------------------------------------------------------------------------------  -------  --------
     1.  Hire Architecture & Engineering (A&E) firm.                                              X
---------------------------------------------------------------------------------------------  -------  --------
     2.  provide physical requirements (obtain data from Ericsson as applicable) to A&E firm,     X         X
         to include:
         -  Equipment size and weight
         -  Environmental requirements
         -  Demarcation points
         -  Grounding requirements
         -  VSWR/TDR requirements
---------------------------------------------------------------------------------------------  -------  --------
     3.  Obtain topographic survey of property (if tower/monopole is to be constructed).          X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------
---------------------------------------------------------------------------------------------  -------  --------
     4.  Prepare (A&E firm) complete architectural and engineering site drawings, to include      X
         at a minimum:
         -  Equipment locations and details
         -  Electrical panel location and details
         -  Telco demarcation point and details
         -  Antenna descriptions, locations, and details
         -  Coax locations and details
         -  Concrete support pads/steel platform structures and details
         -  Mounting devices (e.g.; threaded studs) if required for Ericsson's equipment
         -  Reinforcement of existing structures
         -  External alarms and details
         -  Grounding system and details
         -  Lightning protection system and details
         -  Warning lights on tower
         -  Special color on tower
         -  Tower/monopole/coax bridge details (for tower/monopole sites, only)
         -  Fences and details (for tower/monopole sites, only)
         -  Access road and details (for tower/monopole sites, only)
         -  Core drilling
         -  Fire protection system
         -  Heating, ventilating, air conditioning systems
         -  Lighting systems
---------------------------------------------------------------------------------------------  -------  --------
     6.  Provide copy of A&E drawings to Ericsson.                                                X
---------------------------------------------------------------------------------------------  -------  --------
     7.  Acknowledge receipt of A&E Drawings.                                                              X
---------------------------------------------------------------------------------------------  -------  --------
     8.  Prepare and issue request for quotation for new tower or monopole (if tower/monopole     X
         is to be constructed).
---------------------------------------------------------------------------------------------  -------  --------
     9.  Select vendor for new tower or monopole and place order (if tower/monopole is to be      X
         constructed).
---------------------------------------------------------------------------------------------  -------  --------
     10.  Obtain soils report (if tower/monopole is to be constructed)                            X
---------------------------------------------------------------------------------------------  -------  --------
     11.  Design foundation for tower or monopole (if tower/monopole is to be constructed).       X
---------------------------------------------------------------------------------------------  -------  --------
     12.  Obtain structural analysis of existing tower or monopole with new equipment added       X
          (for existing tower/monopole sites only)
---------------------------------------------------------------------------------------------  -------  --------
     13.  Order antenna support structure.                                                        X
---------------------------------------------------------------------------------------------  -------  --------
     14.  Issue A&E drawings to contractors for quotes.                                           X
---------------------------------------------------------------------------------------------  -------  --------
     15.  Select contractor(s)                                                                    X
---------------------------------------------------------------------------------------------  -------  --------
     16.  Furnish antennas, feeders and jumpers.                                                  X
---------------------------------------------------------------------------------------------  -------  --------
     17.  Provide warehouse for civil construction items.                                         X
---------------------------------------------------------------------------------------------  -------  --------
     18.  Obtain building permit.                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     19.  Obtain zoning approval.                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     20.  Order commercial power.                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     21.  Order Telco.                                                                            X
---------------------------------------------------------------------------------------------  -------  --------
     22.  Provide site availability schedule to Ericsson to include milestones such as "site      X
          ready for installation" date.
---------------------------------------------------------------------------------------------  -------  --------
     23.  Provide RBS site implementation "Installation and Testing" schedule to Triton.                   X
---------------------------------------------------------------------------------------------  -------  --------
     24.  Construct site in accordance with approved A&E drawings.                                X
---------------------------------------------------------------------------------------------  -------  --------
     25.  Provide security during construction.                                                   X
---------------------------------------------------------------------------------------------  -------  --------
     26.  Provide Ericsson access to site during construction.                                    X
---------------------------------------------------------------------------------------------  -------  --------
     27.  Supervise site construction.                                                            X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

     28.  For antenna systems:                                                                    X
          -  Perform Voltage Standing Wave Radio (VSWR) and Time Domain Reflectometer (TDR)
             test for all lines and antennas
          -  Verify feeders are connected to appropriate antennas.
---------------------------------------------------------------------------------------------  -------  --------
     29.  Clean up site.                                                                          X
---------------------------------------------------------------------------------------------  -------  --------
     30.  Turn site over to Ericsson's RBS installation team when site is civil accepted.         X

 340.  INSTALLATION OF OUTDOOR RBS EQUIPMENT
---------------------------------------------------------------------------------------------  -------  --------
      1.  Provide security during the installation phase, as needed.                              X
---------------------------------------------------------------------------------------------  -------  --------
      2.  Provide equipment transportation from Ericsson RBS factory to site.                              X
---------------------------------------------------------------------------------------------  -------  --------
      3.  Provide for storage of RBS equipment if specified site is not available.                X
---------------------------------------------------------------------------------------------  -------  --------
      4.  Provide crane or other necessary lifting equipment at site, when required.  Unless               X
          otherwise specified in contract.
---------------------------------------------------------------------------------------------  -------  --------
      5.  Provide police escort and permits required to use crane and possible block traffic,     X
          when required.
---------------------------------------------------------------------------------------------  -------  --------
      6.  During the implementation phase, provide and pay for repair to roads, lawns, roofs,              X
          etc., caused by possible damage or wear by crane and/or other lifting equipment and trucks managed by Ericsson.
---------------------------------------------------------------------------------------------  -------  --------
      7.  Install the RBS equipment and connect power/TI.                                                  X
---------------------------------------------------------------------------------------------  -------  --------
      8.  Provide report showing sites where installation is complete.                                     X

 350.  RBS NETWORK ELEMENT TEST
---------------------------------------------------------------------------------------------  -------  --------
      1.  Perform test setup.                                                                              X
---------------------------------------------------------------------------------------------  -------  --------
      2.  Perform main power test.                                                                         X
---------------------------------------------------------------------------------------------  -------  --------
      3.  Perform alarm tests.                                                                             X
---------------------------------------------------------------------------------------------  -------  --------
      4.  Perform battery backup test.                                                                     X
---------------------------------------------------------------------------------------------  -------  --------
      5.  Load RBS software.                                                                               X
---------------------------------------------------------------------------------------------  -------  --------
      6.  Perform site specific inventory and status report of inventory results.                          X
---------------------------------------------------------------------------------------------  -------  --------
      7.  Perform test calls, 1 call per time slot.                                                        X
---------------------------------------------------------------------------------------------  -------  --------
      8.  After tests are completed, inform Triton that the network element is ready for                   X
          acceptance.
---------------------------------------------------------------------------------------------  -------  --------
      9.  Sign "Network Element Acceptance Certificate" if site accepted, else issue site         X
          "Exceptions Punch List."
---------------------------------------------------------------------------------------------  -------  --------
     10.  Resolve items on site "Exceptions Punch List" if applicable.                                     X
---------------------------------------------------------------------------------------------  -------  --------
     11.  Provide report showing which sites are ready for RBS optimization.                               X
---------------------------------------------------------------------------------------------  -------  --------

 360.  ENGINEERING ANTENNA SYSTEM
---------------------------------------------------------------------------------------------  -------  --------
      1.  Specify number of voice channels required at site over a specified planning period.     X
---------------------------------------------------------------------------------------------  -------  --------
      2.  Specify the following and provide to Ericsson and/or A&E vendor as applicable:          X
          -  Omni/sector and angle
          -  Effective radiated power (ERP)
          -  Required height above ground
          -  Maximum acceptable transmission line loss
          -  Down-tilt angle
          -  Minimum vertical angle
          -  Building drawing to Vendor.
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

      3.  Define antenna isolation requirements, to include:                                               X
          -  Minimum separation
          -  Vertical/horizontal separation
---------------------------------------------------------------------------------------------  -------  --------
      4.  Provide VSWR/TDR RBS specifications to Triton                                                    X
---------------------------------------------------------------------------------------------  -------  --------
      5.  Specify location of equipment, or RBS location in relation to antenna location.         X
---------------------------------------------------------------------------------------------  -------  --------
      6.  Calculate number of TRX units required over planning period.  Consider signaling and    X
          control requirements.
---------------------------------------------------------------------------------------------  -------  --------
      7.  Specify number and type of antennas required and general transmission line              X
          requirements.
---------------------------------------------------------------------------------------------  -------  --------
      8.  Review job for special requirements, e.g., fireproof cables in elevator shafts, etc.    X
---------------------------------------------------------------------------------------------  -------  --------
      9.  Visit site and prepare final specifications for antennas and transmission lines.        X
          Select vendor(s).
---------------------------------------------------------------------------------------------  -------  --------
     10.  Prepare drawings and instructions to riggers or installers.  (Civil contractor will     X
          install antenna system.)
---------------------------------------------------------------------------------------------  -------  --------

IMPLEMENTATION & TESTING OF SWITCH (MSC)
----------------------------------------------------------------------------------------------------------------
 400.  SWITCH ENGINEERING
---------------------------------------------------------------------------------------------  -------  --------
      1.  Diminsion switchi system.                                                                        X
---------------------------------------------------------------------------------------------  -------  --------
      2.  Site visit by Plant Engineer.                                                                    X
---------------------------------------------------------------------------------------------  -------  --------
      3.  Select building for switch location.                                                    X
---------------------------------------------------------------------------------------------  -------  --------
      4.  When building is selected, provide input for determining floor plan layout.                      X
---------------------------------------------------------------------------------------------  -------  --------
      5.  Provide floor plan layout.                                                                       X
---------------------------------------------------------------------------------------------  -------  --------
      6.  Determine site specific issues that will impact Plant Engineering effort, per site               X
          survey check list.
---------------------------------------------------------------------------------------------  -------  --------
      7.  Approve floor plan.                                                                     X
---------------------------------------------------------------------------------------------  -------  --------
      8.  Specify engineering package for mechanics (such as floor dependent items (FDI)).                 X
---------------------------------------------------------------------------------------------  -------  --------
      9.  Develop C modules C01 and C02 documents, which contain allocation documentation,                 x
          cabling tables, and address and strapping information.
---------------------------------------------------------------------------------------------  -------  --------
     10.  Deliver C modules to the installation crews.                                                     X
---------------------------------------------------------------------------------------------  -------  --------
     11.  Return "AS built" drawings to Plant Engineering for updating customer documentation.             X
---------------------------------------------------------------------------------------------  -------  --------
     12.  Provide finalized C modules to Triton as part of the documentation package.                      X
---------------------------------------------------------------------------------------------  -------  --------

 410.  DATA TRANSCRIPT
---------------------------------------------------------------------------------------------  -------  --------
      1.  Complete the DT exchange requirement forms and return them to Ericsson for review.      X
---------------------------------------------------------------------------------------------  -------  --------
      2.  Review DT exchange requirement forms.  A site visit may be required to work out                  X
          details in clarifying the DT exchange requirements.
---------------------------------------------------------------------------------------------  -------  --------
      3.  Provide cassette tape with professionally recorded messages and script.  (If not                 X
          using Ericsson standard message.)
---------------------------------------------------------------------------------------------  -------  --------
      4.  Allocate hardware switch network elements.                                                       X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

      5.  Develop I Module as part of documentation, to include call routing, end of                       X
          selection, call treatments, size alterations, etc.
---------------------------------------------------------------------------------------------  -------  --------
      6.  Deliver DT to network element testing department for incorporation into the switch               X
          load.
---------------------------------------------------------------------------------------------  -------  --------

 420.  SWITCH SITE ACQUISITION AND CIVIL CONSTRUCTION
---------------------------------------------------------------------------------------------  -------  --------
      1.  Hire Architecture & Engineering (A&E) firm.                                             X
---------------------------------------------------------------------------------------------  -----------------
      2.  Provide physical requirements (obtain data from Ericsson as applicable) to A&E firm,    X
          to include:
          -  Switch floor plan layout and dimensions including power and battery backup
          -  Switch power consumption
          -  Data to determine overhead or under floor cabling preference
          -  Equipment weight to determine floor loading of potential buildings
          -  Air conditioning requirements
          -  Demarcation points
---------------------------------------------------------------------------------------------  -----------------
      3.  Select building for switch.                                                             X
---------------------------------------------------------------------------------------------  -----------------
      4.  Negotiate with building owners and sign finalized lease agreement.                      X
---------------------------------------------------------------------------------------------  -----------------
      5.  Prepare (A&E firm) complete architectural and engineering site drawings, to include     X
          at a minimum:
          -  Equipment locations and details
          -  Telco demarcation point and details
          -  Coax locations and detail
          -  Concrete support pads/steel platform structures and details
          -  Required mounting devices
          -  Reinforcement of existing structures
          -  External alarms and details
          -  Grounding system and details
          -  Lightning protection system and details
          -  Core drilling
          -  Fire protection system
          -  Heating, ventilating, air conditioning systems
          -  Lighting systems
---------------------------------------------------------------------------------------------  -----------------
      6.  Approve site drawings and A&E package before civil construction can begin.              X        X
---------------------------------------------------------------------------------------------  -----------------
      7.  Provide copy of A&E drawings to Ericsson                                                X
---------------------------------------------------------------------------------------------  -----------------
      8.  Acknowledge receipt of approved A&E drawings                                                     X
---------------------------------------------------------------------------------------------  -----------------
      9.  Issue A&E drawings to contractors for quotes.                                           X
---------------------------------------------------------------------------------------------  -----------------
     10.  Select contractor(s).                                                                   X
---------------------------------------------------------------------------------------------  -----------------
     11.  Provide warehouse for civil construction items                                          X
---------------------------------------------------------------------------------------------  -----------------
     12.  Obtain building permit.                                                                 X
---------------------------------------------------------------------------------------------  -----------------
     13.  Obtain zoning approval.                                                                 X
---------------------------------------------------------------------------------------------  -----------------
     14.  Order commercial power.                                                                 X
---------------------------------------------------------------------------------------------  -----------------
     15.  Order Telco.                                                                            X
---------------------------------------------------------------------------------------------  -----------------
     16.  Prepare site availability schedule to Ericsson to include construction milestones       X
          such as "joint site inspection" date and "site ready for installation" date.
---------------------------------------------------------------------------------------------  -----------------
     17.  Provide implementation schedule to Triton for "installation and testing."                        X
---------------------------------------------------------------------------------------------  -----------------
     18.  Construct site in accordance with approved A&E drawings.                                X
---------------------------------------------------------------------------------------------  -----------------
     19.  Provide security during construction.                                                   X
---------------------------------------------------------------------------------------------  -----------------
     20.  Provide Ericsson access to site during construction.                                    X
---------------------------------------------------------------------------------------------  -----------------
     21.  Supervise site construction.                                                            X
---------------------------------------------------------------------------------------------  -----------------
     22.  Test systems.                                                                           X
---------------------------------------------------------------------------------------------  -----------------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
----------------------------------------------------------------------------------------------------------------

     23.  Clean up site.  It is essential that site is dust free.                                 X
----------------------------------------------------------------------------------------------------------------
     24.  Perform joint site inspection of civil construction.                                    X        X
----------------------------------------------------------------------------------------------------------------
     25.  Issue "Civil Switch Site Acceptance Certificate" to Triton if site is complete,                  X
          else issue "Site Civil Exceptions Punch List."  Switch Installation will not begin until site is accepted for civil construction.
----------------------------------------------------------------------------------------------------------------
     26.  Resolve items on "Switch Site Civil Exceptions List," if applicable.                    X
----------------------------------------------------------------------------------------------------------------
     27.  Perform additional joint site inspections of civil construction, if first                        X
          inspection was not approved, until accepted.  Invoice Triton for return visits to site until site is civil accepted.
----------------------------------------------------------------------------------------------------------------
     28.  Issue "Civil Site Civil Exception List Certificate of Completion," if applicable.                X
----------------------------------------------------------------------------------------------------------------
     29.  Turn site over to Ericsson's switch installation team when site is civil accepted.      X
----------------------------------------------------------------------------------------------------------------
     30.  Provide civil construction "As Built" drawings after site is accepted.                  X
----------------------------------------------------------------------------------------------------------------

 430.  SWITCH INSTALLATION
----------------------------------------------------------------------------------------------------------------
      1.  Provide security during the installation phase, as needed.                              X
----------------------------------------------------------------------------------------------------------------
      2.  Provide equipment transportation from Ericsson factor to site.                                   X
----------------------------------------------------------------------------------------------------------------
      3.  Provide crane or other necessary lifting equipment at site, when required.  Unless               X
          otherwise specified in contract.
----------------------------------------------------------------------------------------------------------------
      4.  Provide police escort and permits required to use crane and possible block traffic,     X
          when required.
----------------------------------------------------------------------------------------------------------------
      5.  During the implementation phase, provide and pay for repair to roads, lawns, roofs,              X
          etc., caused by possible damage or wear by crane and/or other lifting equipment and trucks managed by Ericsson.
----------------------------------------------------------------------------------------------------------------
      6.  Install switch according to C-module.                                                            X
----------------------------------------------------------------------------------------------------------------
      7.  Install DC power plant including batteries per K-module.                                         X
----------------------------------------------------------------------------------------------------------------
      8.  Connect AC power system, cabling to Demarc, and ground system.                                   X
----------------------------------------------------------------------------------------------------------------

 440.  SWITCH NETWORK ELEMENT TESTING
----------------------------------------------------------------------------------------------------------------
      1.  Provide access to building and worksites for Ericsson's designated testing staff.       X
----------------------------------------------------------------------------------------------------------------
      2.  Prepare a checklist of what has been installed and what is left to be installed.                 X
          ("C module" Check List, and Material Status Report).
----------------------------------------------------------------------------------------------------------------
      3.  Deliver, load, and test software according to H-module.                                          X
----------------------------------------------------------------------------------------------------------------
      4.  Hand over access to accepted transmission system(s).                                    X
----------------------------------------------------------------------------------------------------------------
      5.  Inform Triton "Network Element Ready for Acceptance" after above tests are                       X
          satisfactorily completed.
----------------------------------------------------------------------------------------------------------------
      6.  Sign "Network Element Acceptance Certificate," issue site "Exceptions Punch List,"      X
          if needed.
----------------------------------------------------------------------------------------------------------------
      7.  Resolve items on site "Exception Punch List" if applicable.                                      X
----------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

TASK                                                                                            TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------


IMPLEMENTATION & TESTING OF OSS
---------------------------------------------------------------------------------------------  -------  --------

 500.  ENGINEERING OF ERICSSON'S OSS
---------------------------------------------------------------------------------------------  -------  --------
     1.  Design and order OSS.                                                                             O
---------------------------------------------------------------------------------------------  -------  --------

 501.  PRE-TESTING OF ERICSSON'S OSS
---------------------------------------------------------------------------------------------  -------  --------
     1.  Supply hardware (OSS server).                                                                     X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Supply workstations to the respective sites.                                             X        O
---------------------------------------------------------------------------------------------  -------  --------
     3.  Configure OSS server hardware.                                                                    X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Install OSS platform on server driver.                                                            X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Install OSS application on server hardware.                                                       X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Pretest OSS system at Ericsson's location.                                                        X
---------------------------------------------------------------------------------------------  -------  --------
     7.  Configure workstations.                                                                  X        O
---------------------------------------------------------------------------------------------  -------  --------
     8.  Inform Triton "Network Element Ready for Acceptance" after above tests are                        X
         satisfactory completed.
---------------------------------------------------------------------------------------------  -------  --------
     9.  Issue "Network Element Acceptance certificate".                                          X
---------------------------------------------------------------------------------------------  -------  --------
     10.  Issue "Exceptions List Report" (ELR).                                                            X
---------------------------------------------------------------------------------------------  -------  --------
     11.  Resolve items on ELR.                                                                            X
---------------------------------------------------------------------------------------------  -------  --------
     12.  Issue "Exceptions List Resolution Certificate".                                         X
---------------------------------------------------------------------------------------------  -------  --------

 520.  INSTALLATION OF ERICSSON'S OSS
---------------------------------------------------------------------------------------------  -------  --------
     1.  Provide transportation from Ericcson's storage location in Dallas to site.               X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Provide access to building and worksite for Ericsson's designated installation staff.    X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Install systems on sites.                                                                         X
---------------------------------------------------------------------------------------------  -------  --------

IMPLEMENTATION & TESTING OF TRANSMISSION

 600.  LEASE OF TRANSMISSION & DATA COMMUNICATIONS NETWORK
---------------------------------------------------------------------------------------------  -------  --------
     1.  Supply appropriate transmission leased lines facilities.                                 X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Provide data communication network between applicable Network Elements e.g., AXE,        X
         OSS, and other "Switching" elements.
---------------------------------------------------------------------------------------------  -------  --------
     3.  Provide local/wide area network for communication between workstations and               X
         applicable Network Elements.
---------------------------------------------------------------------------------------------  -------  --------

 601.  TRANSMISSION ENGINEERING
---------------------------------------------------------------------------------------------  -------  --------
     1.  Perform transmission system analysis.                                                    X        O
---------------------------------------------------------------------------------------------  -------  --------
     2.  Specification of transmission module for RBS grooming.                                   X        O
---------------------------------------------------------------------------------------------  -------  --------
     3.  Supply transmission interface requirements for network elements supplied by Ericsson              X
         (i.e. DS3, DS1, fiber and others).
---------------------------------------------------------------------------------------------  -------  --------
     4.  Specify requirements for all transmission equipment indicating suggested vendors         X        O
         (i.e. Tellab MUX, ATT channel banks, ADC, CSU).
---------------------------------------------------------------------------------------------  -------  --------
     5.  Order appropriate transmission circuits and equipment.                                   X        O
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

 TASK                                                                                           TRITON  ERICSSON
---------------------------------------------------------------------------------------------- -------  --------

     6. Engineer installation specifications for the following:
        DXU
        ---
---------------------------------------------------------------------------------------------- -------  --------
        -  From DXU to DSX-1 panel, or point of interface - Ericsson will supply cable.           X        O
        T1:
        --
---------------------------------------------------------------------------------------------- -------  --------
        -  From DSX to the NIU (Network Interface Unit) - Triton will provide cable.
        -  All                                                                                    X        O
        SS7:
        ---
---------------------------------------------------------------------------------------------- -------  --------
        -  From AXE S7ST position to NIU - Ericsson will provide cable.                           X        O
        Timing:
        ------
---------------------------------------------------------------------------------------------- -------  --------
        -  From AXE position to clock distribution panel - Ericsson will provide cable.           X        O
        MBLT, BT-4, S7BTC:
        -----------------
---------------------------------------------------------------------------------------------- -------  --------
        -  From switch to DSX-1 is done by Ericsson.  Ericsson will provide termination           X        O
        assignments to Triton.
        -  All transmission equipment and guidelines on how to install the equipment.
                                                                                                  X        O

                                                                                                  X        O
---------------------------------------------------------------------------------------------- -------  --------
     7.  Supply report to Ericsson with connectivity details of any equipment to be connected     X
         to Ericsson's equipment.
---------------------------------------------------------------------------------------------- -------  --------
     8.  Supply report to Ericsson with trunk and slot assignments.                               X
---------------------------------------------------------------------------------------------- -------  --------
     9.  Obtain telecom requirements for circuit termination.  Copy same to Ericsson              X
         including need for hardware mounting space and/or circuit wiring requirements.
---------------------------------------------------------------------------------------------- -------  --------
     10.  Identify all demarcation points between transmission sub-systems including those by     X        O
          carrier provider(s).
---------------------------------------------------------------------------------------------- -------  --------
     11.  Furnish transmission rack(s) at demarcation points in item 610.10                       X        O
---------------------------------------------------------------------------------------------- -------  --------
     12.  Furnish equipment room/space for transmission including carrier-provider line           X
          connections.  Copy layout to Ericsson.
---------------------------------------------------------------------------------------------- -------  --------
     13.  Design floor and equipment layout for carrier-provider line connections.                X        O
---------------------------------------------------------------------------------------------- -------  --------
     14.  Perform network studies including:                                                      X
          -  Border analysis.                                                                              O
---------------------------------------------------------------------------------------------- -------  --------
     15.  Perform transport access engineering.                                                   X        O
---------------------------------------------------------------------------------------------- -------  --------
 620.  TRANSMISSION INSTALLATION
---------------------------------------------------------------------------------------------- -------  --------
     1.  Install transmission equipment specified in section 610.                                 X        O
---------------------------------------------------------------------------------------------- -------  --------
     2.  Furnish power to incorporate battery and A/C DC power connection to equipment            X        O
         requirements for leased line.  Triton will provide a main integrated ground bar for all transmission equipment.  In addition, Triton (or Ericsson if contracted for transmission) will provide cables and hardware to connect power and ground from demarcation points (see article 610.10).
---------------------------------------------------------------------------------------------- -------  --------
     3.  As part of transmission design, furnish and install cables, connectors, blocks and       X        O
         protectors (if required) from network equipment to carrier-provider demarcation points.
---------------------------------------------------------------------------------------------- -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

TASK                                                                                            TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

 630.  TRANSMISSION TESTING
---------------------------------------------------------------------------------------------  -------  --------
     1.  Perform transmission testing of each subsystems installed in section 620.  Testing shall include:
         -  Error bit rate                                                                         X        O
         -  Jitter & wander                                                                        X        O
         -  Synchronization                                                                        X        O
         -  Compliance to manufactures specifications                                              X        O

---------------------------------------------------------------------------------------------  -------  --------
     2.  Perform transmission testing of the total combination of transmission subsystems/leased lines per each connection between network elements and/or PSTN.
         Testing shall include:
         -  Error bit rate                                                                         X        O
         -  Jitter & wander                                                                        X        O
         -  Synchronization                                                                        X        O
         -  Compliance to manufacturers specifications                                             X        O


---------------------------------------------------------------------------------------------  -------  --------
     3.  Perform testing of:
         -  Echo cancellers                                                                        X        O
         -  SS7 equipment                                                                          X        O
---------------------------------------------------------------------------------------------  -------  --------
 640.    TESTING DATA COMMUNICATIONS NETWORK
---------------------------------------------------------------------------------------------  -------  --------
     1.  Perform transmission testing of each leased subsystem.  Testing shall include:
         -  Error bit rate
         -  Jitter & wander                                                                        X
         -  Synchronization                                                                        X
                                                                                                   X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Perform transmission testing of the total combination of all leased subsystems per each connection between Network Elements.  Testing shall include:
         -  Error bit rate
         -  Jitter & Wander                                                                        X
         -  Synchronization                                                                        X
                                                                                                   X

---------------------------------------------------------------------------------------------  -------  --------

INTEGRATION & ACCETANCE

---------------------------------------------------------------------------------------------  -------  --------
 700.  INTEGRATION OF ERICSSON'S MSC, NETWORK ELEMENTS & PSTN
---------------------------------------------------------------------------------------------  -------  --------
     1.  Integration/testing to be performed according to the "H" module for switch.  Other                X
         Network Elements provided by Ericsson (e.g.; MXE) to be integrated/tested and functionality demonstrated according to manuals for these products.
---------------------------------------------------------------------------------------------  -------  --------
     2.  Inform Triton:  "Network Element Integration Ready for Acceptance" after above tests              X
         are satisfactory completed.
---------------------------------------------------------------------------------------------  -------  --------
     3.  Issue Certificate for Network Element Integration Acceptance                                      X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Issue:  "Exceptions List Report" (ELR)                                                   X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Resolve items on ELR.                                                                             X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Issue "Exceptions List Resolution Certificate".                                          X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

                                             TASK                                               TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------

 710.  INTEGRATION OF ERICSSON'S OSS NETWORK ELEMENTS
---------------------------------------------------------------------------------------------  -------  --------
     1.  Establish communication between OSS and applicable Network Elements after successful              X
         completion of tests in section 640.
---------------------------------------------------------------------------------------------  -------  --------
     2.  Configure Network Elements for file transfer to OSS Network Elements.                             X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Configure Network Elements for alarm routing.                                                     X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Provide maps for OSS applications.                                                       X        O
---------------------------------------------------------------------------------------------  -------  --------
     5.  Establish communications between OSS server and workstations.                            X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Inform Triton:  "Network Element Integration Ready for Acceptance" after above tests              X
         are satisfactory completed.
---------------------------------------------------------------------------------------------  -------  --------
     7.  Issue Certificate for Network Element Integration Acceptance                                      X
---------------------------------------------------------------------------------------------  -------  --------
     8.  Issue:  "Exceptions List Report" (ELR)                                                   X
---------------------------------------------------------------------------------------------  -------  --------
     9.  Resolve items on ELR                                                                              X
---------------------------------------------------------------------------------------------  -------  --------
     10. Issue "Exceptions List Resolution Certificate."                                          X
---------------------------------------------------------------------------------------------  -------  --------
 720.  INTEGRATION OF ERICSSON'S RBS NETWORK ELEMENTS
---------------------------------------------------------------------------------------------  -------  --------
     1.  Connect the RBS to the MSC.                                                                       X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Load frequency and other parameters into MSC prior to Network Element acceptance.                 X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Load frequency and other parameters into MSC after Network Element acceptance.                    X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Perform and document that the following steps are completed
         -  Visual installation check of cabinet, AC mains, and antennas                                   X
         -  Power test including:  AC mains, each PSU, battery backup, power com loop
         -  Cabinet fans are operational                                                                   X
         -  External alarms are programmed and functional                                                  X
         -  Cell configuration matches channel allocation document                                         X
         -  Channel number of TRM, DTRM, and/or TRX matches channel allocation document                    X
         -  MS call can be made on each time slots of each TRM, DTRM, and/or TRX, and note call voice
            quality                                                                                        X
         -  MS call on each sector and with each neighbor with the following pertinent combinations:
            A-B, B-C, C-A                                                                                  X

                                                                                                           X


---------------------------------------------------------------------------------------------  -------  --------
     5.  Perform full integration test of Non-Ericsson provided equipment.                         X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Identify any RF or other cell site problems that will affect subscriber quality, or               X
         ability for site to achieve acceptance.
---------------------------------------------------------------------------------------------  -------  --------
     7.  Provide report identifying all sites that have been integrated and have passed all                X
         MS call test.
---------------------------------------------------------------------------------------------  -------  --------
     8.  Review test plans, agree to changes, and approve (see section 730).                       X       X
---------------------------------------------------------------------------------------------  -------  --------
     9.  Perform all test.                                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     10.  Inform Triton per base station:  "Integration Ready for Acceptance" after above                  X
          tests are statisfactory completed.
---------------------------------------------------------------------------------------------  -------  --------
     11.  Issue Certificate for Integration per base station.                                              X
---------------------------------------------------------------------------------------------  -------  --------
     12.  Issue:  "Exceptions List Report" (ELR).                                                  X
---------------------------------------------------------------------------------------------  -------  --------
     13.  Resolve items on ELR.                                                                            X
---------------------------------------------------------------------------------------------  -------  --------
     14.  Issue "Exceptions List Resolution Certificate."                                          X
---------------------------------------------------------------------------------------------  -------  --------
a

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

TASK                                                                                           TRITON   ERICSSON
---------------------------------------------------------------------------------------------  -------  --------


 730.    SYSTEM DEMONSTRATION (FOR NETWORK ELEMENTS DELIVERED BY ERICSSON)
---------------------------------------------------------------------------------------------  -------  --------
     1.  The rules for system demonstration are described in the contractual agreement.                    X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Review test object list.                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Issue test instructions.                                                                          X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Review test instructions.                                                                X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Perform system acceptance test in "H" module for AXE Network Elements.                            X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Inform Triton:  "System Ready for Acceptance" after above tests are satisfactory                  X
         completed.
---------------------------------------------------------------------------------------------  -------  --------
     7.  Issue System Acceptance Certificate.                                                              X
---------------------------------------------------------------------------------------------  -------  --------
     8.  Issue:  "Exceptions List Report" (ELR)                                                   X
---------------------------------------------------------------------------------------------  -------  --------
     9.  Resolve items on ELR.                                                                             X
---------------------------------------------------------------------------------------------  -------  --------
    10.  Issue "Exceptions List Resolution Certificate".                                         X
---------------------------------------------------------------------------------------------  -------  --------
 740.    OSS DEMONSTRATION (FOR NETWORK ELEMENTS DELIVERED BY ERICSSON)
---------------------------------------------------------------------------------------------  -------  --------
     1.  The rules for Demonstration are described in the contractual agreement.                           X
---------------------------------------------------------------------------------------------  -------  --------
     2.  Review test object list.                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Issue test instructions.                                                                          X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Review test instructions.                                                                X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Perform functionality testing of OSS Network Elements according to test manuals.                  X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Inform Triton:  "System Ready for Acceptance" after above tests are satisfactory                  X
         completed.
---------------------------------------------------------------------------------------------  -------  --------
     7.  Issue System Acceptance Certificate                                                               X
---------------------------------------------------------------------------------------------  -------  --------
     8.  Issue:  "Exceptions List Report" (ELR).                                                  X
---------------------------------------------------------------------------------------------  -------  --------
     9.  Resolve items on ELR.                                                                             X
---------------------------------------------------------------------------------------------  -------  --------
    10.  Issue "Exceptions List Resolution Certificate".                                         X
---------------------------------------------------------------------------------------------  -------  --------
 750.    RADIO NETWORK IMPLEMENTATION SUPPORT
---------------------------------------------------------------------------------------------  -------  --------
     1.  Provide preliminary design and deployment information to Radio Network
         Implementation Support (RNIS) Responsible party in agreed to data format:
         (as in 240.6)
            -  Rollout and construction schedule on regularly updated schedule.                   X
            -  Regularly updated Design Database:                                                 X
              (a) Site locations/coordinates/names                                                X
              (b) Antenna Types                                                                   X
              (c) Antenna heights                                                                 X
              (d) Antenna gain                                                                    X
              (e) Antenna gain                                                                    X
              (f) Reqired outpower power                                                          X
              (g) Feeder & coax types.                                                            X
              (h) Feeder and coax loses (estimated)                                               X
              (i) Link Budget                                                                     X
            -  Installation and commissioning results.
              (a) Grounding reports and Power Stablility Reports.                                 X
              (b) Span test results (if applicable).                                              X
              (c) Antenna sweep results                                                           X
              (d) RBS acceptance certificate                                                      X


---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133


TASK                                                                                            TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------
2.  Secure and configure test equipment including:
      -  FIOL/OSS Switch Connection                                                                X         X
      -  POTS lines for call testing                                                               X
      -  Cellular test phones                                                                      X         X
      -  Sun SPARC Stations                                                                        X
      -  Printers, plotters, and supplies                                                          X
      -  Drive testing equipment                                                                   X         O
      -  Laptops, PCs, and peripherals                                                             X         O
      -  Drive Test Vehicles and Drivers                                                           X         O
---------------------------------------------------------------------------------------------  -------  --------
3.  Determine clusters and develop drive test routes, based upon projected site                    X         O
      availability to demonstrate site functionality and Data Analysis.  Review routes with
      Design party.
---------------------------------------------------------------------------------------------  -------  --------
4.  Update engineering tracking database with design, deployment, and cluster                      X         O
      information.
---------------------------------------------------------------------------------------------  -------  -------- --------------
5.  System Designer to Provide coverage and interference plots to RNIS responsible party:
      -  Coverage threshold levels in accordance with Design Criteria.                             X         O
      -  Interference Rnage to 15 Mi., levels in accordance with Design Criteria                   X         O
---------------------------------------------------------------------------------------------  -------  -------- --------------
6.  Review CDD information for accuracy:
        (a) Frequency Assignments                                                                            O(X)       *Credit
        (b) Power Levels                                                                                     O(X)       *Credit
        (c) Ncell Assignments                                                                                O(X)       *Credit
        (d) Verify Parameter Information                                                                     O(X)       *Credit
---------------------------------------------------------------------------------------------  -------  -------- --------------
7.  Provide test frequencies for site integration (if required).                                   X
---------------------------------------------------------------------------------------------  -------  -------- --------------
8.  Provide design/engineering support for integration meetings.                                   X         X
---------------------------------------------------------------------------------------------  -------  -------- --------------
9.  Acceptance and Lock-down of RBSs For Cluster Testing.                                          X
---------------------------------------------------------------------------------------------  -------  -------- --------------
10. Monitor site integration process:
     -  Monitor Site Availability/RF Related Punch Lists                                                     O(X)       *Credit
     -  Monitor Site Fault Codes and Clearance                                                               O(X)       *Credit
     -  Monitor Switch Testing Schedules                                                                     O(X)       *Credit
     -  Update Implementation database                                                                       O(X)       *Credit
---------------------------------------------------------------------------------------------  -------  -------- --------------
11.  Notify Implementation Support Team Lead of accepted and locked-down sites.                    X
---------------------------------------------------------------------------------------------  -------  -------- --------------
12.  Initiate Switch based measurement programs.                                                   X         O(X)       *Credit
---------------------------------------------------------------------------------------------  -------  -------- --------------
13.  Perform Initial Drive Test/MSC Data Collection on Populated Clusters.                         X         O
---------------------------------------------------------------------------------------------  -------  -------- --------------
14.  Perform Functionality, Coverage and Quality Analysis Based on Test Data.                      X         O
---------------------------------------------------------------------------------------------  -------  -------- --------------
15.  Evaluate Cluster Tests and Produce Cluster Test Reports/Identify, Resolve, or Track           X         O
         Resolution
       Through Responsible Party:
          (a) Design - Issuance of Design Exceptions Notice.
          (b) Equipment - Issuance of Equipment Work Orders.
          (c) Parameter - Update Parameter Change Notification
          (d) Other Technical
---------------------------------------------------------------------------------------------  -------  -------- --------------

                                                                    ATTACHMENT F
                                                     ACQUISITION AGREEMENT #9133

TASK                                                                                            TRITON  ERICSSON
---------------------------------------------------------------------------------------------  -------  --------
    16.  Update Tracking Database, Review and Close Issues Identified in Section 750.1:             X          X
         -  Design Changes (System Designer)
         -  Antenna Systems (Civil Construction), including but not limited to:
         -  Parameter Issues (RF Implementation Support).
         -  Equipment (Customer or Vendor)
         -  Other Technical (Customer or Vendor).
---------------------------------------------------------------------------------------------  -------  --------
    17.  Upon Completion of outstanding issues by responsible Party Repeat Section                   X         X
           750.12-750.13 (limit 2 to 3 drives).
---------------------------------------------------------------------------------------------  -------  --------
    18.  If RF Engineering Assistance is Still Required, Repeat Activities in Section 750 as         X         X
           Required During A Negotiated Time Period for the areas of Continued integration and testing for "late" and System performance and Monitoring.
---------------------------------------------------------------------------------------------  -------  --------
 760.  COMMERCIAL ACCEPTANCE
----------------------------------------------------------------------------------------------------------------
     1.  Network Elements will be added to the system until a Minimum Portion of the Initial                   X
           Configuration has been reached as agreed upon in the contractual agreement.  Each new
           Network Element added after Commercial Acceptance will follow Network Element
           Acceptance procedure.
---------------------------------------------------------------------------------------------  -------  --------
     2.  Inform Triton:  Commercial Acceptance stage is reached.                                               X
---------------------------------------------------------------------------------------------  -------  --------
     3.  Issue Commercial Acceptance Certificate.                                                              X
---------------------------------------------------------------------------------------------  -------  --------
     4.  Issue Exceptions List Report (ELR)                                                          X
---------------------------------------------------------------------------------------------  -------  --------
     5.  Resolve items on ELR.                                                                                 X
---------------------------------------------------------------------------------------------  -------  --------
     6.  Issues Exceptions List Resolution Certificate.                                              X
---------------------------------------------------------------------------------------------  -------  --------
760.  INITIAL CONFIGURATION ACCEPTANCE
---------------------------------------------------------------------------------------------  -------  --------
     1.  Inform Trition, initial configuration acceptance stage is reached.  This stage                        X
           implies that all Acceptance Certificates are issued including Exceptions List
           Resolution Certificates.
---------------------------------------------------------------------------------------------  -------  --------
     2.  Issue Initial Configuration Acceptance Certificate.                                                   X
---------------------------------------------------------------------------------------------  -------  --------

                                                                    ATTACHMENT G
                                                     ACQUISITION AGREEMENT #9133

                                TRITON PCS, INC
                                ---------------

                     PART I - AXE ENVIRONMENTAL CONDITIONS
                     -------------------------------------


CONTENTS
--------

1.  General
2.  Climatic State
3.  Dust Filtering
4.  Relative Humidity of Air
5.  Corrosion
6.  Air-Cooling
7.  Floor Covering
8.  Earthing
9.  Sound Level
10. Vibrations
11. Radio Electric Disturbance
12. Over-Voltage Resistibility
13. Floor Load and Ceiling Height

1.   GENERAL
     -------

     For all kinds of telephone exchange equipment, the environment of the equipment is important for its reliability and performance. This environment specification covers some of the most important requirements for rooms used for operation of Ericsson telephone exchange equipment. The aim of this specification is to ensure a good operating result and long service life for the equipment.

2.   CLIMATIC STATE
     --------------

[GRAPH APPEARS HERE]

     The climatic requirements for operation of telephone exchange equipment are specified in Figure 1. The temperature and humidity are to be measured 5.0 ft. (1.5 m) above the floor, and 1.3 ft. (0.4 m) from any heat-radiating surface and when the equipment dissipates normal operating power.



                                    Figure 1
                            TEMPERATURE AND HUMIDITY

     CURVE 1 Covers the requirments during normal service conditions. CURVE 2 Covers the limit for safe function.
     CURVE 3 Covers the limit for non-destruction.


     Environmental endurance requirements outside curve 1 are valid for 5% of the working life of the exchange and for 0.5% outside curve 2.

                    CLIMATE RANGES FOR I/O AVAILABLE IN AXE

                  RECOMMENDED RANGE1    PERMITTED RANGE2
-------------------------------------------------------------

   I/O UNIT         t(F)     RH(%)    t( F)    RH(%)   t(F/h)
----------------  --------  -------  -------  -------  ------

Siemens/PT80      68-86     20-80    32-113   10-90        -

Olivetti/         68-86     20-80    41-104   20-95        -
TC 485

Display HP/       68-86     20-80    32-122    5-95        -
2640 B

Magnetic Tape     68-86     40-65    Drive:   20-80       50
HP/7970 E-151                        32-131
                                     Tape:
                                     normal
                                     41-113

Cartridge Tape    68-86     40-65    Drive:   20-80       50
Drive DRI/5000                       50-104
                                     Crtg:
                                     41-113

Magnetic Tape     68-86     40-65    Drive:   20-80       50
Teac/MT 1000                         50-104
                                     Crtg:
                                     41-114

---------------

1  Range recommended by Ericsson.
2  Range according to I/O unit or tape equipment supplier.

--------------------------------------------------------------------------------

3.   DUST FILTERING
     --------------

  3.1  Rooms for Telephone Exchange Equipment (Except Magnetic Tape Units)
       -------------------------------------------------------------------

       The dust and powder content should normally not exceed 50 ug/m3. If the ventilation air contains dust or powder, it should be filtered so that this value will not be exceeded. The maximum permitted particle size in ventilated air is 10 microns.

  3.2  Rooms for Magnetic Tape Units
       -----------------------------

       The dust and powder content should not exceed 50 ug/m3. The air must be filtered so that the particle size in the ventilated air does not exceed 4 microns for 90% of the dust and powder content.

4.  RELATIVE HUMIDITY OF AIR
    ------------------------

    Advantages of high humidity:

    . reduction of static charge of dust particles, resulting in reduced adhesion to contact surfaces.
    . reduced electrical resistance in contacts yielding better conductivity in the oxidized outer layers of contacts.

    Disadvantages of high humidity:

    .  corrosion of metal surfaces.

    .  impairment of insulation resistance of cables.

    Taking these various factors into account, the air humidity should be as high as possible, but not so high as to cause corrosion or impaired insulation.

    Experience and tests have shown that the best results are obtained at a relative humidity of 50-60% but may vary between 10-90%.

5.  CORROSION
    ---------

    Humidity and temperature within the specified requirements will not cause corrosion. Sulphur dioxide (SO2) with concentration as high as 5 ppm at 68oF 1013 mBar may cause corrosion on metal parts only in combination with a relative humidity exceeding 60%.

6.  AIR-COOLING
    -----------

    The components integrated in AXE exchanges are placed very close to each other. This results in fairly concentrated heat. An air-conditioning plant is normally required for removal of this heat.

    Provided that the relative humidity requirement is met, exchange equipments work without being specially affected by temperatures between 32-79oF.

    Since regard must be paid to personnel requirements in general, the air temperature should be kept between 64o - 79oF.

    For calculation of the necessary capacity of an air-cooling plant, attention should be paid not only to the outside temperature conditions, but also to the sun through windows and walls and to the heat generated by the equipment.

    Rooms containing exchange equipment should be pressurized to prevent the entry of dust.

    The air-conditioning plant should provide all secure, continuous service to the telephone exchange, (e.g., by means of adequate redundancy).

7.  FLOOR COVERING
    --------------

    When selecting the floor covering, consideration shall be given to factors such as the frequency with which the units are moved across the floor, loading, appearance, cost, etc.

    Years of experience have shown that floor coverings such as vinyl are most suitable because of their elasticity and resistance to wear under high pressure. There are, however, many other materials that can be used to cover the floor or the top surfaces of the raised floor panels such as linoleum, or other laminated plastics.

    Polyvinylchloride (PVC) is not suitable since it is not anti-static and will emit corrosive gases in the event of fire.

    Carpet-covered panels should also be avoided because they are normally not anti-static.

    Modern types of semiconducting floor are, however, recommended but it is not a requirement for AXE.

8.  EARTHING
    --------

    The building shall be provided with an earth (earth electrode); the resistance to earth should be 10 ohms or lower. The earthing shall be connected to an earth collector bar, located in close proximity to Mains Termination.

    The earthing can consist of:

        a. Earth plates buried close to Mains Termination to minimize the path to the earth collector bar.

        b. A wire buried around the building; the wire ends shall be terminated in the earth collector bar.

        c. Earthing in the foundation, in which case the contact between the concrete and the earth provides the earthing. Connection to the earth collector bar is effected over reinforcement bars of special irons in the concrete. This earthing is comparatively stable, and since the concrete is somewhat moist in the contact with the earth, it will give satisfactory conductance. Foundation earthings would be preferable in the AXE building concerned.

9.  SOUND LEVEL
    -----------

    The sound level in the switch room depends on the background noise caused by the air-conditioning system (optional) and the fans in the CP shelf sections, approximately 55 dB (A).

    The noise in the control room is mainly emanating from the typewriters, approximately 55-65 dB (A).

10. VIBRATIONS
    ----------

    The AXE system is designed to operate safely at accelerations of 1 m/s2 within the frequency range 10 - 100 Hz.

    During transport the equipment will withstand vibrations of 5 m/s2 in the range of 5 - 70 Hz during 500 h. Further within 1 - 5 Hz vibrations with an amplitude of + 10 mm and 10 shocks of 300 m/s2 each with a duration of 18
                 -
    ms.

    An unpacked unit (e.g., during repair) will withstand three shocks at right angle towards a table surface in each of the most probable directions of fall during normal handling.

    Height of fall is 100 mm for units weighing less than 2 kg and 50 mm for units exceeding 2 kg.

11. RADIO ELECTRIC DISTURBANCE
    --------------------------

    Disturbances produced by the exchange follow the recommendation of CISPR, i.e.,

    .  Within 150 - 500 kHz Max 10 mV
    .  Within 0.5 - 30 MHz Max 5 mV

    Sensitivity of the exchange for received electromagnetic and magnetic fields:

    . The electric field must not exceed 1 V/m for the frequencies 0 - 1 GHz and 10 V/m for frequencies above 1 GHz.
    . The magnetic field must not exceed 10,000 A/m for frequencies below 1 kHz.

12. OVER-VOLTAGE RESISTIBILITY
    --------------------------

    Equipment exposed to an over-voltage may be damaged due to the presence of too high voltage, current or power. The destruction limits are generally strongly dependent on the duration of the over-voltage. When specifying the over-voltage resistibility of an exchange, the different types of lines that may be connected must be considered. In some cases, these lines are equipped with over-voltage protectors (e.g., in the MDF). The over-voltage resistibility against lightning surges must be high enough to cover all surges below the upper static striking level for the protector used. For surges having a short rise time, this static limit may very well be exceeded before the protector strikes. In this case, the surge passing to the exchange equipment will be cut off after a few milliseconds, when the protector strikes. The peak voltage may, however, reach considerably higher values than in the first case. The exchange equipment is adequately provisioned for this situation.

    If no protectors are provided, the lines concerned are assumed to be of such a nature that the probability of encountering high over-voltages is sufficiently small. The exact probability level depends to a large extent on economic factors (e.g., maintenance costs, etc.) and must be considered by the operator concerned in order to determine whether over-voltage protectors should be provided or not.

    The exchange equipment must have the capability to withstand longitudinal as well as transverse over-voltages. Some components are exposed to both types while others are only exposed to transverse over-voltages. Transverse voltages arise if an over-voltage protector at one of the wires in a speech path strikes and the protector at the other wire does not strike.

    As the destruction limits for different devices with regard to over-voltages and currents may vary considerably, the actual limits for the complete exchange can be expected to be dependent on the actaul traffic case. The specification given must be interpreted as valid for the worst case.

        12.1  Lightning Discharges
              --------------------

              The switching equipment is designed to withstand both the over-voltages, A and B, given below:

              A.  Peak voltage            1,000 V
                  Front time                      10 us
                  Time to half value      1,000 us

              The voltage may be of longitudinal or transverse type, positive or negative with respect to earth. The voltage is defined as an e.m.f. of double exponential shape and having a source impedance of 100 ohms, resistive, or higher.

              B.  Peak voltage            1,500 V
                  Duration                       2 us

              The voltage may have any shape, longitudinal or transverse, positive or negative with respect to earth. The voltage is defined as an e.m.f. having an impedance of at least 100 ohms resistive during the course of the pulse and may be zero ohms at the rear edge of the pulse.

13.     FLOOR LOAD AND CEILING HEIGHT
        -----------------------------

        13.1  Exchange Room
              -------------

        . The exchange is built with a section height of 2,250 mm (~7 ft.). Required free ceiling height = 2,750 mm (~9 ft.).

        .  Floor load 4.25 kPa (0.6 lb/sq.in.) (low structure)

        13.2  Control Room
              ------------

        .  Required free ceiling height 2,400 mm (~8 ft.).

        .  Floor load 3 kPa (0.5 lb/sq.in.).

        .  Raised floor installation is not necessary.

             NOTE: In case of centralized operation, the control room may be excluded and the remaining I/O devices placed in the exchange hall.

        13.3  DC-Power Supply Room
              --------------------

        . The power rack dimensions are width 2.952 ft. (900 mm), depth 1.968 ft. (600 mm) and height 7.216 ft. (2,200 mm).

        . The free height over the racks should be at least 3.28 ft. (1,000 mm) to provide space for the cable chute.

        .  Floor load .9 lbs./sq. in. (7.5 kPa.)

        13.4  Battery Room
              ------------

        .  Free ceiling height 8.856 ft. (2,700 mm.)

        .  Floor load 1.45 lbs./sq. in. (10 kPa.)

                    PART II - RBS ENVIRONMENTAL CONDITIONS
                    --------------------------------------

CONTENTS
--------

1.  General
2.  Climatic State
3.  Relative Humidity of Air
4.  Corrosion
5.  Air-Cooling
6.  Floor Covering
7.  Earthing
 .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

1.   GENERAL
     -------

     This specification covers some of the most important requirements for rooms used for operation of Ericsson radio base station equipment.

2.   CLIMATIC STATE
     --------------

     The climatic requirements for operation of radio base station equipment are specified in Figure 1. The temperature and humidity are to be measured 5.0 ft. above the floor, and 1.0 ft. from any heat-radiating surface and when the equipment dissipates normal operating power.

3.   RELATIVE HUMIDITY OF AIR
     ------------------------

     Advantages of high humidity:

     . reduction of static charge of dust particles, resulting in reduced adhesion to contact surfaces.
     . reduced electrical resistance in contacts yielding better conductivity in the oxidized outer layers of contacts.

     Disadvantages of high humidity:

     .  corrosion of metal surfaces.

     .  impairment of insulation resistance of cables.

     Taking these various factors into account, the air humidity should be as high as possible, but not so high as to cause corrosion or impaired insulation.

     Experience and tests have shown that the best results are obtained at a relative humidity of 50-60% but may vary between 10-90%.

4.   CORROSION
     ---------

     Humidity and temperature within the specified requirements will not cause corrosion. Sulphur dioxide (SO2) with concentration as high as 5 ppm at 68oF 1013 mBar may cause corrosion on metal parts only in combination with a relative humidity exceeding 60%.

5.   AIR-COOLING
     -----------

     Under special climate conditions, air conditioning is recommended. The power supply must be then dimensioned accordingly.

6.   FLOOR COVERING
     --------------

     When selecting the floor covering, consideration shall be given to factors such as the frequency with which the units are moved across the floor, loading, appearance, cost, etc.

     Years of experience have shown that floor coverings such as vinyl are most suitable because of their elasticity and resistance to wear under high pressure. There are, however, many other materials that can be used to cover the floor or the top surfaces of the raised floor panels such as linoleum, or other laminated plastics.

     Polyvinylchloride (PVC) is not suitable since it is not anti-static and will emit corrosive gases in the event of fire.

     Carpet-covered panels should also be avoided because they are normally not anti-static.

     Modern types of semiconducting floor are, however, recommended but it is not a requirement for AXE.

7.   EARTHING
     --------

     The building shall be provided with an earth (earth electrode); the resistance to earth should be 10 ohms or lower. The earthing shall be connected to an earth collector bar, located in close proximity to Mains Termination.

     The earthing can consist of:

        a. Earth plates buried close to Mains Termination to minimize the path to the earth collector bar.

        b. A wire buried around the building; the wire ends shall be terminated in the earth collector bar.

        c. Earthing in the foundation, in which case the contact between the concrete and the earth provides the earthing. Connection to the earth collector bar is effected over reinforcement bars of special irons in the concrete. This earthing is comparatively stable, and since the concrete is somewhat moist in the contact with the earth, it will give satisfactory conductance.

Rev. 1995



                                   FIGURE 1
                                   --------

              ENVIRONMENTAL SPECIFICATION FOR CELL SITE EQUIPMENT


[GRAPH APPEARS HERE]

        Curve 1  Normal operation. 95% of operating time.

        Curve 2  Requirem ents for safe operation.

        Curve 3  Requirements for non-destruction. (No operation)

                                                                    ATTACHMENT I
                                                     ACQUISITION AGREEMENT #9133

                                TRITON PCS, INC.

                             OSS SUPPORT AGREEMENT


1.   Hardware Support
     ----------------

     1.1 During the Warranty Period, any third-party hardware equipment purchased through SELLER for use in PURCHASER's OSS application shall be warranted free of charge.

     1.2 At the completion of the Warranty Period, PURCHASER shall either purchase (i) an Extended Hardware Maintenance Agreement from SELLER, or (ii) post-warranty support from the third party providing the OSS hardware, and provide SELLER with proof of such post-warranty support.

     1.3 The prices SELLER charges for Extended Hardware Maintenance support are set forth in Attachment A of the Acquisition Agreement. These prices are subject to change on an annual basis.

     1.4 Should additional third-party hardware purchased through SELLER be added to the OSS system subsequent to the initial installation, the Extended Hardware Maintenance Agreement will be amended to include the new equipment.

2.   Software Support
     ----------------

     2.1 PURCHASER shall receive and be licensed to use all OSS Software Enhancements during the Warranty Period. "Software Enhancements" means modifications or improvements made to the System software, not including new software features, which improve performance or capacity of the software but which are not necessary to ensure that the software operates according to the original specification.

     2.2 During the Warranty Period, SELLER will provide 24 hour telephone assistance, fault tracking reporting and resolution, and emergency software patches when required.

     2.3 After expiration of the Warranty Period, PURCHASER may purchase the support services set forth in 2.1 and 2.2 at the prices set forth in

          Attachment A of the Acquisition Agreement. These prices are subject to change on an annual basis.

     2.4 Upon request by PURCHASER, SELLER shall make available on-site technical assistance at SELLER's standard rate then in effect.

3.   Limits on Support Services
     --------------------------

     The parties agree that the limitations set forth in Article 13.4 of the Acquisition Agreement shall apply to the warranty and post-warranty support obligations of SELLER. In addition, SELLER may, without liability to PURCHASER, terminate, or suspend performance of provisions of the support services affected if in SELLER's reasonable judgment: (i) the System is not maintained to two revisions prior to the latest OSS Software Release level; or (ii) SELLER is not provided access to the System and to such information and facilities as SELLER may reasonably require in order to provide the Support Services.


4.   Support Responsibilities of SELLER
     ----------------------------------

     4.1 SELLER may access OSS equipment and software for the purposes of providing support services under the following conditions:

      (i) SELLER shall notify PURCHASER in advance with a Work Order stating the purpose of the work.

     (ii) SELLER shall notify PURCHASER at least 48 hours in advance and in writing of changes to distributed network naming services configuration files (e.g. tables) and X.25 addresses.

    (iii) SELLER shall notify PURCHASER in writing with a Work Report within 48 hours after completing any modifications made to PURCHASER's files that involve the following:

          . changes to .cshrc,.login, network configuration tables and any file in the /etc directory
          .  changes to root directory structure
          .  changes to disk mounts
          .  changes to the OSS Authority database
          .  changes to the OSS X.25 control tables
          .  changes to installed software provided by SELLER
          .  addition and removal of OSS userids
          .  changes to IOG11 or adjunct processor parameters
          .  changes to Unix partitions

          .  changes to Unix kernel

     (iv) SELLER shall notify the PURCHASER at least 24 hours in advance of any network operations PURCHASER needs to perform to fulfill the Work Order. Network operations include but are not limited to: scheduling of network measurements and recordings, modifications to network configurations, and collection of network configuration printouts.

     4.2 SELLER shall always use the same maintenance user identification with root privileges provided by the PURCHASER to perform the operations listed in 4.1(iii) above.

5.   Support Responsibilities of PURCHASER
     -------------------------------------

     5.1 PURCHASER shall perform system management operations on systems provided by SELLER according to practices outlined in the documentation provided by SELLER or communicated in writing by SELLER from time-to-time.

     5.2 PURCHASER shall notify SELLER of any of the following changes performed on systems provided by SELLER:

          . changes made to NIS tables (includes host names and TCP/IP addresses falling under files provided by SELLER)
          .  changes made to files in /etc directory
          .  changes to .cshrc, login of default userids provided by SELLER
          .  changes to root directory structure
          .  changes to disk mounts
          .  changes to the OSS Authority Database for default userids
          .  changes to the OSS Authority Database structure of authority
          .  changes to the OSS X.25 control tables
          .  changes to installed software provided by SELLER
          .  removal of default userids provided by SELLER
          .  changes to IOG11 or adjunct processor parameters
          . changes to Unix partitions on machines running systems provided by SELLER
          . changes to Unix kernel on machines running systems provided by SELLER
          .  installation of additional software on Assets provided by SELLER
          .  changes to passwords

     5.3 PURCHASER shall provide to SELLER 24 hour access to the maintenance user identification.

     5.4 PURCHASER shall enable remote modem access to SELLER on a 7 day/24 hour availability basis.

     5.5 PURCHASER shall perform routine hardware preventative maintenance and cleaning; and, prior to requesting support from SELLER, PURCHASER shall comply with all published operating and troubleshooting procedures. If such efforts are unsuccessful in eliminating the malfunction, PURCHASER shall promptly notify SELLER of the malfunction.

     5.6 PURCHASER shall regularly back up data to the extent the OSS hardware and software permits.

     5.7 PURCHASER shall provide SELLER with (i)reasonable and safe access to OSS systems; (ii)adequate working space and facilities at the Installation Address; (iii)access to and use of all facilities of PURCHASER necessary for SELLER or its representatives to provide support services; and (iv)cooperation in maintaining a site activitylog.

     5.8 PURCHASER will provide SELLER with updated system configuration documentation as requested by SELLER showing the location of all IOG-11, OSS server, OSS workstations, OSS printers, X.25 Data Communications Network (DCN) hardware, and other related equipment (both existing and future, where appropriate). This documentation should also include configuration and capacity of the LAN system as well as any appropriate non-OSS software operating on the LAN.

     5.9 PURCHASER will ensure the continued availability of an operational LAN/WAN system that provides sufficient connections and capacity to support the proposed OSS configuration. PURCHASER will provide sufficient number of LIU-2 (or LIU-4) card connections for each X.25 link which is to be connected to the OSS network.

     5.10 The examination, replacement, and handling of hardware components can be hazardous. All related support tasks are to be performed by qualified service personnel with the appropriate technical training and experience to recognize these hazards (e.g.,electrostatic discharge) and observe all protection procedures and precautions. PURCHASER agrees to use qualified service personnel and to employ adequate safety precautions in the performance of its obligations hereunder.

     5.11 PURCHASER is responsible for providing a sufficient number of professional system support staff for the purpose of furnishing system and user support. All related software support and system administration tasks are to be performed by qualified service personnel with the appropriate technical training and experience.


Rev. 7/19/96

                                                                    ATTACHMENT J
                                                     ACQUISITION AGREEMENT #9133

                               TRITON PCS, INC.
                               ----------------
                               ACCEPTANCE TESTS
                               ----------------

SCOPE
-----

SELLER will perform Acceptance Tests to demonstrate that Equipment and Software installed by SELLER is ready for commercial service.

Acceptance Tests are performed in the three areas below when Installation and other related services for Equipment and Software are purchased from SELLER:

 .  RBS Tests
 .  Switch Tests
 .  RF Tests

1.  RBS TESTS
    ---------

    Cell Site Configurations will be installed and tested in accordance with applicable provisions of the most current version of SELLER's C-05 RBS Installation Manual, and the RBS Commissioning Guide. Acceptance will be performed in accordance with Section 3.2 of SELLER's Operations Policies & Procedures Manual. The following documentation will be provided for each Cell Site:

    .  Inventory Statement
    .  Test Data Forms
    .  Cell Site Acceptance Certificate
    .  Punch List Report (if needed)
    .  Punch List Resolution Certificate (if needed)

    All sites are to be accepted prior to being placed into service. Punch list items are to be cleared within sixty (60) days after commercial service if possible.

2.  SWITCH TESTS
    ------------

    All Switch Test Procedures are performed in accordance with the instructions in the latest revision of AXE H-Modules.

    .  H-INST1 - General Pre-Test Documents & Procedures
    .  H-INST2 - Test of APZ Hardware

    .  H-INST3 - Test of APT Hardware
    .  H-INST4 - Test of Exchange
    .  H-DEMO1 - Final Demonstration Procedures

    The INST2, INST3 and INST4 Modules will be used to test and verify that the hardware and data translations are installed and working properly. Each Module contains a Test Result Report (check list) that will be reviewed by PURCHASER during the Demonstration phase.

    The DEMO1 Module contains all specific procedures that will be utilized to demonstrate and certify that the switch will work under operative conditions and is ready for commercial service. This Switch Acceptance Process will examine the following areas for all new switch installations, while some of these areas will be excluded for expansions. This will depend upon the scope of each expansion project.

    .  APZ Demonstration Tests
    .  Call Demonstration Tests
    .  AXE Feature Profile Verification
    .  Material Inventory Verification
    .  Installation and Test Report Verification
    .  IS-136 Network and Customer Features Test

    This process will then be followed by the signing of the following documents before the equipment is placed in commercial service. Non-revenue affecting items will be placed on the Punch List Report and scheduled for resolution after acceptance.

    .  Switch Acceptance Certificate
    .  Punch List Report (if applicable)
    .  Punch List Resolution Certificate (if applicable)

3.  RF TESTS AND POST-CUTOVER VERIFICATION
    --------------------------------------

    3.1 RF tests are conducted to verify that the system RF coverage is consistent with the established design of the system; that calls can be executed from a cellular telephone within areas where coverage has been predicted to be reliable; and that handoff occurs in accordance with system parameters in the areas of handoff boundaries.

        RF tests will be conducted in accordance with the latest revision of the RF Engineering Procedures:

    .  ERU/E910861 for RF Call Tests

    .  ERU/E910862 for Handoff Tests
    .  ERU/E921196 for Border Tests (if applicable)

        Results consisting of data forms and handoff locations are forwarded to the customer as the tests are conducted, during the RF testing phase. The RF Acceptance Certificate will be presented to PURCHASER for signature prior to cutover to certify that RF testing has been completed and the System (or System segment which is the subject of the testing) is ready to be placed in commercial service.

    3.2 The combined coverage, call and handoff verification is conducted in a post-cutover environment to verify the conclusions of the pre-cutover RF Tests (i.e. that the system RF coverage is consistent with the established design of the system; that calls can still be executed from a cellular telephone within areas where coverage has been predicted to be reliable; and that handoff occurs in accordance with system parameters in the areas of handoff boundaries).

        SELLER will propose to PURCHASER, and the parties shall mutually agree on, the test routes to be driven prior to the test.

        The Combined Coverage, Call and Handoff verification is performed in accordance with the then current revision of Ericsson Engineering Practice, document ERU/E921179.

        Results will be forwarded to PURCHASER in the form of a standard report. This report will contain pertinent switch data, test procedure summary information and a map overlay showing specific problem areas along the agreed to test route.

    3.3 As part of the acceptance testing immediately following Installation of a new MTSO Configuration in an existing System, SELLER will perform a drive test to verify that the newly defined border cells are operating properly and that the intersystem handoff function is working. SELLER and PURCHASER will mutually agree to a test route and mutually agree upon handoff combinations across the border The Interswitch Handoff Test will verify system performance by initiating calls on each border cell and tracing calls across interswitch handoff boundaries.

Rev. 1995

                                                                    ATTACHMENT L
                                                     ACQUISITION AGREEMENT #9133


                               TRITON PCS, INC.
                                 ATTACHMENT L
                                 ------------

                           I ...   APT FUNCTION LIST
                           -------------------------
          II ...  APZ FUNCTION LIST APPLICATION SYSTEM 123/124 CN-A1
          ----------------------------------------------------------
                               APT FUNCTION LIST
                               -----------------

                                                                          Page
                                                                          ----
 1.  SUBSCRIBER SERVICES                                                     2
 2.  ACOUSTIC INFORMATION                                                    2
 3.  TRAFFIC CONTROL FUNCTIONS                                               2
 4.  CHARGING                                                                2
 5.  TRANSMISSION                                                            3
 6.  SUBSCRIBER LINE SIGNALING FUNCTIONS                                     3
 7.  TRUNK LINE SIGNALING                                                    3
 8.  NETWORK FUNCTIONS                                                       3
 9.  NETWORK SYNCHRONIZATION                                                 4
10.  MOBILE TELEPHONE FUNCTIONS                                              4
11.  SUPERVISION                                                             6
12.  TEST AND FAULT LOCALIZATION                                             7
13.  ADMINISTRATION                                                          8
14.  TRAFFIC MEASUREMENTS                                                    9
15.  STATISTICS                                                              9
16.  NETWORK MANAGEMENT                                                     10
17.  HOME LOCATION REGISTER/SERVICE CONTROL
     POINT (HLR/SCP)                                                        10
18.  FRAUD CONTROL                                                          11


THE CONTENTS OF THIS DOCUMENT ARE SUBJECT TO REVISION WITHOUT NOTICE DUE TO CONTINUED PROGRESS IN METHODOLOGY, DESIGN, AND MANUFACTURING. ERICSSON SHALL HAVE NO LIABILITY FOR ANY ERROR OR DAMAGES OF ANY KIND RESULTING FROM THE USE OF THIS DOCUMENT.

INTEGRITY is a trademark of Tandem Computers Incorporated.
1.  SUBSCRIBER SERVICES
          Call Waiting Call to a Mobile Subscriber
          Equal Access for Mobile Subscriber
          Fixed Call Barring
          Interception Service
          Message Waiting Indication
          Mobile Telephone Calling Number Identification
          Origination Call Access to IN Services
          Priority
          Subscriber Code Control Service Calls
2.  ACOUSTIC INFORMATION
          Acoustic Signals
          Acoustic Signals USA-L(BT4)
          Digital Announcement Services with Extended Features (AST-DR) Digital Announcements Services, with Extended Features (ASTV2) Digital Loss Pads
          Recorded Announcement Digital Speech Storage (AST-DP)
          Recorded Announcements Digital Speech Storage (AST-D4/D8)
3.  TRAFFIC CONTROL FUNCTIONS
          Analysis of  A-Subscriber Number
          Analysis of  B-Subscriber Number
          Basic Call Setup
          Call Supervision and Release
          Connection of Echo Cancellers in PLMN
          End of Selection Analysis
          Handling of A-subscriber Number
          Multipurpose Destination Codes
          Own Area Code
          Routing Analysis
          Subscriber Categories
          Supervision of the Register Holding Time
4.  CHARGING
          Call Record Formatter
          Call Record Fields for Cellular Mobile System
          Charging Analysis
          Charging Data Output to Adjunct Processor
          Charging Data Output to IOG
          Charging for Abnormal Call Release
          Event Charging
          Immediate Call Itemization

          Invocation of Immediate Call Itemization to CMS 8800
          Mobile Charging in CMS 8800
          Source Filtering
          Toll Ticketing
5.  TRANSMISSION
          Basic Functions in a Digital Group Switch with a Maximum of 64K
            Multiple Positions
          Basic Functions in the Digital Group Switch with a Maximum of 64K Multiple
            Positions, Figures
          Group Switch Manager
          Looping of a 64-Kbps Channel
          Maintenance Functions for the 1544-Kbps Digital Path Termination Semi-permanent Connections, Administration
          Transmission Characteristics for a 1544 Kbps Digital Path Termination Transmission Characteristics for a 2048 Kbps Digital Path Transmission Fault Control Function for 24-Channel PCM
6.  SUBSCRIBER LINE SIGNALING FUNCTIONS
          Functions at Interwork with PABX
          Keyset Code Reception
          Line Lockout Supervision of Analog Subscriber Lines
          Subscriber Dialing Supervision
7.  TRUNK LINE SIGNALING
          Basic Register Signaling - USA
          Function Block FAUS Signaling Fault Supervision on Trunk Circuits and CS/CR
          Signaling System Dependent Conversion (SSC)
          Supplementary Service Interworking - Different Signaling Systems Supplementary Service Interworking - Restriction on Destination Basis Terminating Traffic from Interexchange Carriers
          Traditional Signaling (3/1914-ANS 331 20) (1914-ANS 535 06)
          Trunk Line Signaling, 1Bit, 24 Channel PCM - USA
          Trunk Side PBX Access (DID)
8.  NETWORK FUNCTIONS
          Access to Voice Mail Services in VMSC/PEG
          Automatic Administration of HTR Destination List
          Automatic Congestion Control
          Automatic Number Identification Transfer Between Exchanges
          Automatic Number Identification Transfer to Automatic
            Call Distributor/PABX
          Automatic Roaming Using Global Title Addressing
          CCD Hardware
          Circuit Reservation
          Circuit Selection Methods
          Emergency Call Service

          Equal Access Carrier Analysis
          Feature Group B and Feature Group D Access
          Handling of Abnormal Conditions
          IS-41 Intersystem Call Delivery Data Signaling
          IS-41 Private Information Handling
          Local Access to Automatic Visitors
          Location Areas
          MFJ Suppression of Busy Information
          MFJ-NACN: Inhibition of Redirection Request
          MTP Route Verification Test
          Multi-Exchange Paging
          Multi-Junctor User Functions
          SCCP Route Verification Test
          Signaling Protocols for 911 Services for PLMN Application Subscription Areas
          Unique Cell Location Information for Emergency Call, MRS
          Virtual System Area Configuration
          Voice Mail Retrieval for Mobile Subscribers
9.  NETWORK SYNCHRONIZATION
          Network Synchronization
          Synchronization and Carrier Frequency Stabilization
          Timing of a Digital Exchange
10.  MOBILE TELEPHONE FUNCTIONS
          Analog Control Channel Functions
          Analog Voice Channel Functions
          Autotuned Combiner, AMPS
          Avoid Disturbed Digital Traffic Channels
          Backup Channel Devices
          Base Station Related Blocking Control
          Best Server Selection
          Call from a Mobile Subscriber
          Call from, Call Access
          Call Record Fields for Cellular Mobile System
          Call to a Mobile Subscriber
          Call Tracing at Small Restart in MRS
          Call Tracing at Small Restarts
          Channel Supervision, Digital
          Clearing House Roamer Validation
          Digital Control Channel Functions
          Digital MS Power Regulation
          Digital Traffic Channel Control
          Directed Retry
          DTMF Handling
          Dynamic Allocation of Roamer Routing Number
          Exchange-Base Station Interface (Describing MSC-BS Interface Options,

            Controlled by ERI)
          Frequency Stabilization for Analog Equipment
          Handoff
          Handoff Data Signaling
          Handoff Queues
          Hierarchical Cell Structure
          Idle Channel Supervision, Analog VC
          Incoming Two-Stage Selection to Visitor
          Interexchange Handoff
          Locating
          Locating of Digital Calls
          Mobile Management Information Coordination
          Mobile Station Presence Verification
          Mobile Telephone Activity Supervision
          Mobile Telephone Multiparty Services
          Mobile Telephone Overload Control
          Mobile Telephone Reverse Control Channel Separation
          Mobile Telephone Subscriber Activity Report
          Mobile Telephone Subscriber Class Translation
          Mobile Telephone Subscriber Service Handling
          Mobile Telephone Supervision of the Connection to the MS
          Mobile Telephone Time Supervision
          Mobile Telephone Charging Areas
          Mobile Telephony Co-Locatable HLR/MSC
          Mobile Telephony Parallel Announcement During Routing
          Mobile Telephony Per Call Activation/Deactivation of Calling Number
            Identification Restriction
          Mobile Telephony Serial Announcement Before Routing
          Mobile Terminated Point-to-Point SMS
          Mobile Terminated Short Message Services Delivery
          MS Presence Verification - Digital
          MSS Call Path Tracing for Mobile Subscribers
          Multiple Access Handling:  Store and Compare
          Multiple Access Handling:  Wait and Compare
          Operator-Controlled Paging
          Overlaid Cells
          Paging
          Paging Area Paging
          Peripheral Equipment Gateway and Voice Mail Signaling
          Program Loading of Base Station Device Processors
          Radio Performance RBS 884-1900
          Radio Performance RBS 884 High Power Base Station
          Receiver Functions and Performance, AMPS
          Receiver Performance, Digital
          Receiver Performance, RBS 882M

          Receiver Performance, RBS 884
          Receiver Performance, RBS 884C
          Receiver Performance, RBS 884M
          Redirection of Call to Mobile Subscriber
          Registration
          Registration Updating
          Restricted Subscriber Handling
          Roamer Port Misuse Protection
          Routing of Call to Mobile Subscribers
          Second Phone Same Number
          Sequential Paging for Manual Roamers
          SW and HW Information
          System Access Handling
          System Access Threshold
          System Identification Data for Registration
          System Ordered Rescan
          Time Alignment
          Transmitter Performance, Digital
          Transmitter Performance, RBS 882M
          Transmitter Performance, RBS 884
          Transmitter Performance, RBS 884C
          Transmitter Performance, RBS 884M
          Transmission Radio Interface, TRI. A BS Functional Specification Transmitter Functions and Performance, AMPS
          Visited Mobile Switching Center Routing Data Provision Automatic
          Roaming
          Visitor Register Handling
          Vocoder Selection
          Voice Channel Handling
11.  SUPERVISION
          All Circuits Busy on Routes
          Blocking Supervision on Devices
          Destination %OFL Supervision and Observation
          Destination ASR Supervision and Observation
          Destination Blocking
          Digital Random Access Load Supervision
          Disturbance Supervision of Trunk Circuits Analog Code Senders and
            Analog Code Receivers
          Disturbance Supervision on Routes
          Logging Breaks in Semipermanent Connections
          Measurement of Network Performance Data on Destinations
          Measurement of Network Performance Data on Routes
          Mobile Telephone Control Channel Disturbance Supervision
          NM Counter Data Output
          Preference Service

          Processor Load Control
          Reading of Network Performance Data
          Restriction of Accessible Outgoing Circuits
          Restriction on Direct and Alternative Routing
          Route %OFL Supervision and Observation
          Route ASR Supervision and Observation
          Seizure Quality Supervision
          Seizure Supervision of Trunk Circuits and IWU Devices
          Software File Congestion Supervision
          Supervision
          Temporary Alternate Routing
          Time Supervision and Disconnection of Long Held Calls
12.  TEST AND FAULT LOCALIZATION
          Analysis Data Fault Handling
          Audit Function, Registration of Software Irregularities (ROSI)
          Call Path Tracing
          Code Answer According to Code 102
          Code Answer According to Code 103
          Command Controlled Operation of Echo Suppresser and Attenuation Pads Command-Controlled Access to Devices
          Command-Controlled Test Calls
          Connection Performance Test of Group Switch
          Connection to Test Telephone
          Continuous Monitoring
          Disconnection of Time Supervision
          Forlopp Handling in CMS 8800
          Long Term Monitoring
          Maintenance of Digital Group Switch a Maximum of 64K Multiple
          Positions
          Maintenance of MJ Hardware
          Maintenance of Switching Network Terminal
          Manual Blocking and Deblocking of Devices and Subscriber Lines
          Manual Continuity Check for Common Channel Signaling
          Mobile Telephone Radio Disturbance Recording
          Monitoring of Subscriber Lines and Trunk Lines
          Operation of Relays in Devices
          Predetermining of Switching Path
          Progression Testing
          Reading of Device State Information
          Recording of Telephony Signals
          Remote Measurements, ATME Measurements
          Remote Measurements, ATME Recording Result Administration
          Remote Measurements, ATME Restest Administration
          Remote Measurements, ATME Responding
          Remote Measurements, Bit Error Ratio and Transmission of Bit Patterns

          Remote Measurements, B-Number Translation
          Remote Measurements, Delayed Measurement
          Remote Measurements, Echo Return Loss Measurement
          Remote Measurements, Immediate Measurement
          Remote Measurements, Instrument Administration
          Remote Measurements, Level Measurement
          Remote Measurements, Noise Measurement
          Remote Measurements, Programmed Interwork with Test Lines
          Remote Measurements on Telephone Circuits
          Remote Measurements, Singing Return Loss Measurement
          Remote Measurements, Standard Adjustments of Instrument Data Remote Measurements, Timeable Controlled Measurement
          Remote Measurements, Transmission of Tones
          Signaling Course Recorder
          Supervision and Fault Handling
          Terminating Test Calls
          Test Functions for Base Station Related Equipment
          Test of Channel Devices
          Test Tone
13.  ADMINISTRATION
          Administration of B-Number Analysis Data
          Administration of Call Path Tracing
          Administration of Digital Group Switch with up to 64K Multiple
          Positions
          Administration of End of Selection Analysis Data
          Administration of Exchange Data
          Administration of Exchange Data for Internal Number Series Administration of Meter Pulse Data
          Administration of Mobile Telephone Cells
          Administration of Mobile Telephone Channel Devices Administration of Mobile Telephone Cooperating Exchanges Administration of Mobile Telephone Service Area
          Administration of Response Programs
          Administration of Roamer Routing Interrogation Code Translations Administration of Routing Analysis Data
          Administration of Routing Switch
          Administration of Switching Network Terminal Data
          Administration of Time Supervision Analysis Data
          Administration of Visitor Register
          Channel Equipment Coordination and Administration
          Code Answer
          Equal Access Carrier Analysis Administration
          Equipment Position
          Manual Administration of HTR Destination List
          Mobile Telephone Digit Analysis
          Route Data Administration

          Route Status Survey
          Subscriber Data, Administration
          Test Blocking Administration
          Test Position Administration
          Voice Path and Transmission Line Coordination and Administration
14.  TRAFFIC MEASUREMENTS
          Counters in the Measurement Data Base for Charging
          Counters in the Measurement Data Base for GSS Set of Parts GS64K Counters in the Measurement Data Base for GSS Set of Parts NS Counters in the Measurement Data Base for GSS Set of Part SNT Counters in the Measurement Data Base for Mobile Subscribers Counters in the Measurement Data Base for the Announcement Service Terminal
          Counters in the Measurement Data Base for the Traffic and Event Measurement
          Counters in the Measurement Data Base for Traffic and Event
          Measurements
            in the CCS Subsystem
          Counters in the Measurement Data Base for Traffic Control
          Counters in the Measurement Data Base for APT General Operation and
            Maintenance
          Counters in the Measurement Data Base in Multi-Junctor
          Counters in the Measurement Data Base, General Concepts
          Data Recording per Call
          Measurement Data Base
          Measurement Object Group Handler
          Measurement Report File Output, Standard Format
          Measurement Report Generator
          Measurement Report Time Table
          Mobile Telephone Cell Traffic Recording
          Modified Measurement Report Generator
          Recording of Voice Channel Handling
          Statistics and Traffic Measurement
          STS
          Time Congestion Measurements on Routes
          Traffic Character Measurement on Routes
          Traffic Dispersion Measurements
          Traffic Measurements on Routes
          Traffic Measurements on Traffic Types
15.  STATISTICS
          ADC Authentication Statistics
          Disturbance Statistics
          IS-41 Signaling Protocol Statistics
          Mobile Telephone Cell Traffic Statistics
          MT Signaling Protocol Statistics

          Page Response Statistics
          Paging Parameter Statistics
          Radio-Related Call Release Information
          Radio Environment Statistics
          Service Quality Statistics
          Traffic Observation
16.  NETWORK MANAGEMENT
          ANSI CCS Suppport for HLR Redundancy for CMS88
          Control of Echo Canceller Loop for Mobile Subscribers
          Exchange Input Load Observation
          Exchange Input Load Supervision
          NM Actions Sequence Control
          Processor and Exchange Input Load Measurements
          Processor Load Observation
          Reading of Processor and Exchange Input Load
          Remote Subsystem Inaccessible Alarm
          Route Load Supervision and Observation
          SCCP Overhead Converter
          SS7 ISDN User Part Inter LATA
          SS7 ISDN User Part Intra LATA
          SS7 Message Transfer Part
          SS7 Signaling Connection Control Part (SCCP)
          SS7 Signaling Network Monitor
          SS7 Signaling Network Trouble Notification
          Traffic Restrictions on Route

17.  HOME LOCATION REGISTER/SERVICE CONTROL POINT (HLR/SCP)
          HLR/SCP SS7 Functionality
          -------------------------

          ANSI SS7 TCAP Platform
          SS7 TCAP Interface to HLR
          SS7 TCAP Load Management

          HLR/SCP HLR Subscriber Functionality
          ------------------------------------

          HLR Administration of Peripheral Equipment
          HLR Alternative Location Coordination
          HLR Area Code Change Support
          HLR Authentication
          HLR Automatic Call Barring
          HLR C-Number Analysis
          HLR C-Number Provision
          HLR Call Barring Upon Fraudulent Activity Detection
          HLR Equal Access Pre-subscription
          HLR Fraud Activity Detection

          HLR Location Analysis and Call Delivery
          HLR Location Updating
          HLR Message Waiting Indicator
          HLR Restoration Procedures
          HLR Routing Determination
          HLR Screening of Serial Number
          HLR Short Message Service
          HLR Subscriber Activity Handling
          HLR Subscriber Activity Report
          HLR Subscriber Class Characteristics
          HLR Subscriber Class Groups
          HLR Subscriber Data Administration
          HLR Subscriber Default Profile Administration
          HLR Subscriber Number Administration
          HLR Subscriber Services Calls
          HLR Support for Manual Roamers
          HLR Support for Mobile Autonomous Registration Subscribers

          HLR/SCP SCP Functionality
          -------------------------

          HLR Intelligent Network (IN) Services for PCS
            Subscribers
          HLR triggers in HLR
          Service Script Interpreter (SSI)
          Service Script Virtual Directory Number
          SSI Basic Control Types
          SSI Basic Control Types 1
          SSI Basic Control Types 2
          SSI Extended Number Analysis
          SSI IS-41
          SSI List Handling
          SSI Number Analysis
          SSI Reports
          SSI Statistics Counters
          SSI Traffic Simulation
          SSI Voice Prompting

18.  FRAUD CONTROL
          ADC Authentication Procedure for Visiting Subscriber
          All Teardown Administration
          Fraudulent Activity Detection
          Fraudulent Call Prevention
          Screening of Serial Number
          Serial Number Barring
          Tumbling ESN Barring

                       APPLICATION SYSTEM 123/124 CN-A1
                       --------------------------------
                               APZ FUNCTION LIST
                               -----------------


                                                                         PAGE
-----------------------------------------------------------------------------
19.     CONTROL SYSTEM FUNCTIONS                                          12
20.     DATA COMMUNICATIONS FUNCTIONS                                     14
21.     FILE FUNCTIONS                                                    15
22.     ALPHANUMERIC FUNCTIONS                                            15
23.     ALARM FUNCTIONS                                                   16

19.  CONTROL SYSTEM FUNCTIONS
          Adjunct Computer Subsystem APZ 212 20/2-42
          Adjunct Processor Large Building Block - Tandem Integrity(TM) FT APZ 212 20/2-42
          Administration of Central Processor Stores
          Administration of Function Codes
          Administration of Interference Protection
          Administration of Symbols for Central Software Units
          Administration of System Information
          Audit Functions Controller
          Cache Memory Handling
          Central Processor Test Functions, CPT
          Command Interface for the Database APZ 212 20/2-20
          Control Signaling Link
          Counters in the Measurement Database for the Control System Counters in the Measurement Database for the Support Processor CP Repair Functions
          Database General
          Data Dictionary for Database APZ 212 20/2-20
          Database Transaction Handling
          Debugger for RPD/EMRPD
          EMG Administration Functions
          EMG Diagnostics
          EMG EM Restart Dump Function
          EMG Fault Detection Functions
          EMG Recovery Functions
          EMG Repair Functions
          EMG Start Functions
          EMRPD Hardware Functions
          Executive System EMRP
          Executive System STC
          Executive System STR
          Forlopp Management

          Function Change and Software Handling in SP
          Function Change in Central Processor
          Function Change, Change of EM in EMG and Loadable RP
          Handling of Hardware Faults
          Handling of Software Faults
          Initial Loading
          Job Transfer Protocol
          Load Protection in RP2
          Loadable Microprogram
          Loading Administration, Dynamic Store Allocation
          Loading and Removal of Central Software Units
          Loading of EMRP, RP, and DP
          Logging of Exchange Build Level Changes
          MAS Support to Other Subsystems
          Metering Maintenance Statistic, APZ
          Operating System Functions for EMRPD
          Operation and Maintenance in SPS
          Output of Central Software Units
          Output of Regional Programs
          Output of Regional Programs, Backup Copy Function
          Overload Protection (OLP), EMRPD
          Processor Measurement
          Product Administration, System Check at Insertion of Program Program Change for Central Software Unit
          Program Correction in EMRP
          Program Correction in CP
          Program Store Consistency Check
          Program Test in EMRP
          Program Test in EMRP with Simulated Link Interrupt
          Protocol Signaling Link
          Protocol Signaling Link, Flowchart
          RP Administration Function
          RP Alarm Function
          RP Diagnostic Function
          RP Error Detecting Function
          RP Program Correction
          RP Recovery Function
          RP Repair Function
          RP Restart Dump Function
          RP Start Function
          RPD Hardware Function
          Size Alteration of Data Files
          Size Alteration of Store
          SP Exchange Data Administration
          SP Gateway Communication

          SP Restart Logging
          SP System Parameter Handling
          SP Trace System
          Stand Alone Function APZ 212
          Supervision of Utilization in Files and Memories
          Support for Production and Installation
          System Backup Copy and Restart Log
          System Backup Copy in Main Store
          System Calendar
          System Limits
          System States and System Events
          Test
          Variable Output Support
          Variable Output Service Function

20.  DATA COMMUNICATIONS FUNCTIONS
          AXE I/O Address and Routing Analysis
          AXE I/O Closed User Group
          AXE I/O Data Communication Priority
          AXE I/O Data Communication Statistics
          AXE I/O Direct Call Facility
          AXE I/O HDLC (LAPB) Single Link Procedures
          AXE I/O Interface for Modems
          AXE I/O Interface for Packet Mode Terminal Access
            Through a Switched Telephone Network
          AXE I/O Interface for Terminals
          AXE I/O Network User Services and Facilities
          AXE I/O Permanent Virtual Circuit Facility
          AXE I/O Selection by Name Facility
          AXE I/O Subaddressing
          AXE I/O Transport Protocol
          AXE I/O V.25 BIS. Automatic Calling Facility
          AXE I/O X.25 Interface
          AXE I/O X.3 Pad
          Direct File Output
          Internet Transport Service APZ 211 11-318
          Message Transfer Protocol, MTP
          Modem for 2400 BPS. Synchronous on Leased Lines
          Modem for 9600 BPS. Synchronous on Leased Lines
          V-Series Synchronous Data Transmission through a General
            Telephone Network Physical Layer
          X-Series Synchronous Data Transmission through a Public
            Data Network Physical Layer

21.  FILE FUNCTIONS
          3 1/2 inch Disk Storage Unit, Winchester, Micropolis, 2112s 1.05 GB SCSI-2
          5 1/4 inch Disk Store Winchester, Micropolis 1558-15
          5 1/4 inch Disk Storage Unit Winchester, Hitachi DK 511-8
          5 1/4 inch Disk Storage Unit Winchester NEC D5652
          5 1/4 inch Flexible Disk Unit TEAC FD-55GFV
          5 1/4 inch Rewritable Optical Disk Drive RICOH R0-5060E
          Command Log in AXE
          Data Interchange Format on Flexible Disks
          File Control APZ 211 11-285
          File Copying in FMS
          File Names in AXE
          File Process Utility in FMS APZ 211 11-234
          File Recovery Function in FMS
          File Service Functions APZ 211 11-286
          Hard Disk Function APZ 211 11-284
          IBM Formatted Tape Labels in FMS
          Infinite Sequential Files
          Magnetic Tape Functions in FMS
          Magnetic Tape Unit Start/Stop TEAC MT-1000
          MT Labels for FMS
          Search Function in FMS

22.  ALPHANUMERIC FUNCTIONS
          Asynchronous Terminal Interface for IOG11 APZ 211 11-282
          Authority Check of Operators at Logon and Execution
          AXE User Environment
          Command Input
          Hourly Status Report
          Load Regulation of Man Machine Communication
          Man-Machine Language AX
          Modem for 2400 BPS Synchronous and Asynchronous, Switched or Leased Lines
          Output of Alphanumerical Information on File
          PC in AXE
          Printer in AXE, Facit B3100 Special Version
          Printer in AXE Facit 4511
          Printer in AXE Siemens PT88S
          Remote Operator Alarm
          Repeat Notifications for Single Troubles
          Routing of Printouts
          Search in Transaction Log
          Secure Dialback for Connection of Terminals
          Standby Utilities for Alphanumerical Output

          Transaction Log
          TW in AXE, Texas Silent 703
          TW in AXE, Facit 4511
          TW in AXE, Facit 4440
          VDU in AXE, Facit 4440
          VDU in AXE, Tandberg 2230S

23.  ALARM FUNCTIONS
          Alarm and Attendance Signaling Towards OMC
          External Alarms
          Operator Alarm


 Revised 8/14/97

                                                                    ATTACHMENT N
                                                     ACQUISITION AGREEMENT #9133

                               TRITON PCS, INC.


TABLE OF CONTENTS


SECTION                                                                   PAGE
-------                                                                   ----

     1.  NETWORK PLANNING AND EXPANSION                                    2
     2.  NETWORK PERFORMANCE EVALUATION                                    2
     3.  NETWORK OPERATION CONSULTING                                      2
     4.  NETWORK MANAGEMENT SYSTEM CONSULTING                              3
     5.  BUSINESS OPERATION CONSULTING                                     3
     6.  CIVIL CONSTRUCTION                                                3
     7.  SITE ENGINEERING                                                  4
     8.  EQUIPMENT INSTALLATION AND COMMISSIONING                          4
     9.  NETWORK OPTIMIZATION                                              4
     10. OPERATION AND MAINTENANCE MANAGEMENT                              5
     11. NETWORK MANAGEMENT SYSTEM ADMINISTRATION                          5
     12. REMOTE NETWORK MONITORING                                         5
     13. SYSTEM SUPPORT                                                    6
     14. OPERATION AND MAINTENANCE ASSISTANCE                              6
     15. COMPETENCE DEVELOPMENT PROGRAM                                    6

1.  NETWORK PLANNING AND EXPANSION

Ericsson's Network Planning and Expansion Service provides initial radio frequency (RF) design, network dimensioning, and expansion planning for wireless systems. This service can be provided with customer defined levels of Ericsson support.

Ericsson provides personnel with an in-depth knowledge of cell, frequency, transmission, and network planning principles. Ericsson team members also have the expertise for performing border, trunk, and signaling network analysis as well as system capacity analysis.

In an effort to better meet current and future customer demands, Ericsson engineers provide a plan which shows how, when, and where to configure the wireless network for optimal performance.

2.  NETWORK PERFORMANCE EVALUATION

Ericsson's Network Performance Evaluation (NPE) service provides an in-depth analysis of coverage, capacity, efficiency, reliability, and quality of the wireless network. In addition, NPE makes recommendations for improving the performance of the system.

Ericsson's Network Performance Evaluation service evaluates the wireless system at various levels of network configurations and traffic patterns. This service is divided into several sections: An overall system performance analysis is performed regularly on the entire network and is intended to focus on subscriber issues related to service quality. The overall performance evaluation highlights any problems found and provides a list of the most problematic cells in each performance area. If required, a more detailed investigation can be performed for the most problematic cells using the detailed problem analysis.

A performance evaluation can also be applied to specific nodes within the system to ensure that areas such as power, grounding, or data transcripts are in appropriate conditions. This evaluation becomes essential when planning extensive expansions, updates, and/or enhancements to the wireless system.

3.  NETWORK OPERATION CONSULTING

Ericsson's Network Operation Consulting service provides improvement recommendations for Operations and Maintenance processes and procedures

The consulting service addresses the following areas:
 .  Documentation of current AXE operations and maintenance processes, practices, and procedures
 .  Alarm management, shift hand-over and escalation procedures

 .  Power and synchronization areas
 .  OMC establishment, staffing and security issues
 .  Necessary methods and tools provisioning
 .  O&M Organization Planning and emergency support handling
 .  Subscriber feature related O&M training

4.  NETWORK MANAGEMENT SYSTEM CONSULTING

Ericsson's Network Management System Consulting service provides recommendations for the effective design and implementation of Network Management Systems (NMS).

 .  Analyzes requirements for the Network Management System, based on expected network usage.
 . Ericsson Network Management System Consultants focus on attaining high system performance standards and efficient cost control.

5.  BUSINESS OPERATION CONSULTING

Ericsson provides a consulting service which reviews business processes and procedures and provides ideas for improvement. Business Operation Consulting addresses areas such as subscriber administration, customer care, and billing administration. Additionally, this service identifies new business possibilities and opportunities.

Ericsson's Business Operations Consulting service provides information on areas of business operation that are critical for revenue enhancing opportunities. Some of these areas include:

 .  Customer care and subscriber administration procedures
 .  Fraud prevention activities in the network
 .  Issues related to churn --subscriber or employee

6.  CIVIL CONSTRUCTION

Ericsson's Civil Construction Service provides general contracting and management services for the construction and preparation of base station, switching center, Network Management Center and other construction needs.

Ericsson coordinates all activities related to the civil construction of cell sites, switch rooms, and network management centers serving as the general contractor. The range of commitment encompasses areas such as:

 .  Customer approved site plans
 .  Site preparation and construction
 .  Construction/project management

 .  Provisioning and/or installation of equipment shelters
 .  Tower and monopole erection
 .  Electrical and telco installation
 .  Antenna and feeder installation
 .  Generator, environmental, and security installation



7.  SITE ENGINEERING

Erisccon's Site Engineering service provides site surveys, preparation, and specifications for the physical layout and dimensioning of switch, radio, OSS, and transmission equipment. This service is performed for new installations, expansion of existing equipment, as well as for multi-vendor equipment.

Ericsson provides the customer with the requirements for site preparation, space, building structures, environmental controls, and efficient equipment layout. Ericsson also recommends optimal ways to implement an extension to an existing installation -- taking into account factors such as spare positions in existing cabinets, main distribution frames, digital distribution frames, and power frames.

8.  EQUIPMENT INSTALLATION AND COMMISSIONING

Erisccon provides a full range of installation services for Ericsson, as well as third party equipment. This service ensures fast, professional installation and commissioning work of switch, network, radio, OSS, transmission and other Ericsson modules.

Ericsson manages the installation and commissioning of new equipment, re-allocation and re-installation of existing equipment, and the dismantling of obsolete equipment. There are three levels of service:

 .  INSTALLATION AND COMMISSIONING
 .  QUALITY ASSURANCE SUPERVISION
 .  INSTALLATION AUDITS

9.  NETWORK OPTIMIZATION

Erisccon's Network Optimization Service implements improvements recommended by Ericsson's Network Performance Evaluation, RF engineering, and other performance improvement services. This service is designed to improve the performance and quality of the operators wireless network.

Ericsson engineers translate optimization recommendations into system data inputs for implementation into the wireless network. The activities that are covered include:

 .  Baseline drive testing, data acquisition, and modification prior to implementation of data changes
 .  Translation of planning and evaluation information to system data MML formats and commands
 . Preparation, distribution and implementation of customized cell design data information and switch files

10.  OPERATION AND MAINTENANCE MANAGEMENT

Erisccon's Operation and Maintenance Management Service provides experienced Ericsson personnel for the day-to-day handling of O&M activities. This service provides a total turn-key solution to Ericsson wireless systems network O&M.

Ericsson's Operation and Maintenance Management Service is a long-term commitment to the operator to manage their system operations. Ericsson places personnel on-site and worldwide to access the various tools and expertise available to ensure efficient O&M management.

The Operation and Maintenance Management responsibilities range from the handling of field hardware to O&M of system processes.

11.  NETWORK MANAGEMENT SYSTEM ADMINISTRATION

Erisccon's Network Management System Administration Service provides the operator with an efficient solution for the operation and administration of their Network Management System.

The Network Management System Administration service provides Ericsson system administration based on proven UNIX, database, and NMS application operations and maintenance procedures.

System administration support is offered either locally or remotely. Remote administration is available either by way of a dedicated high-speed link to the Ericsson Network Management Center or through a modem connection. System administration duties requiring physical activities such as connecting printers and workstations or removing tapes from backup devices are provided via on-site support.

12.  REMOTE NETWORK MONITORING

Erisccon's Remote Network Monitoring Service provides Ericsson's expertise in site monitoring and alarm handling for base stations, switching centers, and other network modes.

Utilizing Ericsson's Network Management System applications, engineers provide proven NMS solutions for network monitoring. Remote Network Monitoring is available via a dedicated high-speed link to the Ericsson Network Management Center.

13. SYSTEM SUPPORT

Erisccon's System Support service includes consultation and 24 - hour emergency service, software maintenance and hardware maintenance. This service provides:

 .  Provides assistance in resolution of operations and maintenance issues and trouble report handling.
 .  24-hour access to Emergency Support Team for rapid recovery of Network
   Elements.
 .  Software Maintenance ensures Network Elements are kept current with all software updates.
 .  Hardware Maintenance provides Return and Repair of Ericsson equipment.


14. OPERATION AND MAINTENANCE ASSISTANCE

Erisccon's Operation and Maintenance Assistance service provides experienced Ericsson personnel to assist with the operations & maintenance of the network. Operation & Maintenance Assistance provides hands-on assistance or supervision by experienced O&M personnel. These personnel are placed at the switches, radio sites or Network Management Center's on a short or long term basis. Ericsson resources are available to assist with support and O&M issues as well as:

 .  OSS administration
 .  Preventive maintenance
 .  Back-up procedures
 .  Alarm handling
 .  Trouble reporting

15. COMPETENCE DEVELOPMENT PROGRAM

Erisccon's Competence Development program provides courses to develop in-house competence in operation and maintenance of wireless networks including:

 .  Career related training paths and courses for  O&M professionals.
 .  Courses at Ericsson's international training centers, or on-site training available.
 .  Provides an introduction to new features and network technologies.
 .  Hands-on review and job task competency verification.


Revised 10/22/96

                                                                    ATTACHMENT O
                                                     ACQUISITION AGREEMENT #9133


                               TRITON PCS, INC.

                  Price Adjustment for Equipment and Software
                  -------------------------------------------
                       Other than Initial Configuration
                       --------------------------------


Prices shall be adjusted at the beginning of each calendar year, and the prices will be valid for orders received during the ensuing calendar year, pursuant to the following formulas:



     Equipment and Software ordered other than that covered by the Initial
     ---------------------------------------------------------------------
     Configuration is subject to this price adjustment according to the
     -------------
     following formula:

                         P = PO x (0.15 + 0.85 x M/MO)

Where
-----

     P  = The adjusted price.

     PO = Base price as stated.

     M = The Producer Price Index for all commodities published monthly by the Federal Bureau of Labor Statistics ("Index") valid for the month of September in the current year.

     MO = Same as M, but valid in September of the previous year.


8/1/95

                                                                    ATTACHMENT P
                                                     ACQUISITION AGREEMENT #9133


                               TRITON PCS, INC.


                       Recipients of Purchaser's Notices
                       ---------------------------------

                                                                    ATTACHMENT Q
                                                     ACQUISITION AGREEMENT #9133


                               TRITON PCS, INC.


                           ORDER CANCELLATION POLICY
                           -------------------------


Listed below are specific charges to PURCHASER which represent reasonable non-recoverable costs actually incurred by Ericsson prior to or in connection with the cancellation of such an order, including if applicable, labor charges of Ericsson personnel, reasonable restocking charges, and shipping charges.


RBS EQUIPMENT (SUPPLIER - ERICSSON)

SITUATION                                          CANCELLATION POLICY
--------------------------------------------------------------------------------

 .  Order is cancelled before shipment
   to requested customer site.                  5 percent of order value

 .  Order is cancelled after shipment
   to requested customer site but before
   shipment is installed.                       15 percent of order value

 .  Custom Orders (i.e., cable construction)
   cancelled before manufacturing has
   commenced on that portion of the order.*     5 percent of order value

 .  Custom Order (i.e., cable construction)
   cancelled after manufacturing has
   commenced on that portion of the order.      100 percent of order value


NOTE: On custom orders, for example, if 10 custom cables were ordered but manufacturing has commenced on only 3 cables, a 100% charge will be levied against 3 cables and a 5% charge will be levied against the remainder (7) of the order.

SWITCH EQUIPMENT (SUPPLIER - ERICSSON)

Switch equipment refers to any AXE switching equipment order with the exception of the ordering of an entire switch (i.e., Mini, 211, 212).

SITUATION                                     CANCELLATION POLICY
--------------------------------------------------------------------------------

 . Order is cancelled before shipment
  to requested customer site.                 5 percent of order value

 . Order is cancelled after shipment
  to requested customer site but
  before shipment is installed.               15 percent of order value

SOFTWARE FEATURES

SITUATION                                     CANCELLATION POLICY
--------------------------------------------------------------------------------

 . Order is cancelled before application
  engineering (i.e., station parameters
  or data transcripting) has commenced.       5 percent of software order value

 . Order is cancelled after application
  engineering (i.e., station parameters
  or data transcripting) has commenced.       10 percent of software order value


NOTE: All switch hardware associated with the software features is subject to the cancellation charge listed for Switch Equipment.

DOMESTIC SUPPLIERS OTHER THAN ERICSSON

SITUATION                                     CANCELLATION POLICY
--------------------------------------------------------------------------------

 . Ericsson orders materials from a domestic
  supplier and the material CAN be resold
  by the domestic supplier to Ericsson or
  another vendor.                             25 percent of order value

 . Ericsson orders materials from a domestic supplier and the material

  CANNOT be resold by the domestic supplier
  to Ericsson or another vendor (i.e.,
  specifically measured coax cable for an
  antenna run).                                 100 percent of order value

Rev. 07/92